SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.
                               --------

Post-Effective Amendment No.     11
                             ----------   (File No. 333-64010)          [X]

                                                           and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940         [X]

Amendment No.       14      (File No. 811-10427)
                  -------

AXP PARTNERS INTERNATIONAL SERIES, INC.
50606 AXP Financial Center
Minneapolis, Minnesota  55474

Leslie L. Ogg - 901 S. Marquette Avenue, Suite 2810,
Minneapolis, MN  55402-3268
(612) 330-9283

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box) [ ] immediately upon filing pursuant to paragraph (b)
[X] on Dec. 30, 2004 pursuant to  paragraph  (b)
[ ] 60 days after  filing  pursuant to paragraph (a)(1)
[ ] on (date) pursuant to paragraph  (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] on (date) pursuant to paragraph  (a)(2) of rule 485

If appropriate, check the following box:

[ ] This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

AXP(R) Partners
         International
         Aggressive Growth
                  Fund

AXP Partners International Aggressive Growth Fund seeks to provide shareholders with long-term capital growth.

Prospectus
Dec. 30, 2004

Please note that this Fund:

o  is not a bank deposit

o  is not federally insured

o  is not endorsed by any bank or government agency

o  is not guaranteed to achieve its goal

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Partners Funds                                                        (R)

Table of Contents

TAKE A CLOSER LOOK AT:

The Fund                                   3p

Goal                                       3p

Principal Investment Strategies            3p

Principal Risks                            5p

Past Performance                           7p

Fees and Expenses                         10p

Investment Manager                        11p

Other Securities and
   Investment Strategies                  13p

Buying and Selling Shares                 14p

Valuing Fund Shares                       14p

Investment Options                        15p

Purchasing Shares                         16p

Transactions Through Third Parties        18p

Sales Charges                             19p

Exchanging/Selling Shares                 23p

Distributions and Taxes                   27p

Financial Highlights                      28p

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The Fund

GOAL

AXP Partners International Aggressive Growth Fund (the Fund) seeks to provide shareholders with long-term capital growth. Because any investment involves risk, achieving this goal cannot be guaranteed.

PRINCIPAL INVESTMENT STRATEGIES

The Fund's assets are primarily invested in equity securities of foreign issuers that offer strong growth potential. The Fund may invest in both developed and emerging markets.

American Express Financial Corporation (AEFC) serves as the investment manager to the Fund and is responsible for the Fund's overall administration and oversight of the subadvisers. AEFC has selected two independent asset managers, American Century Investment Management, Inc. (American Century) and Columbia Wanger Asset Management, L.P. (Columbia WAM) (the Subadvisers), to subadvise the Fund. Each of the Subadvisers acts independently of the other and uses its own methodology for selecting investments. Each of the Subadvisers employs an active investment strategy that focuses on companies that the Subadvisers believe will increase in value over time. New investments in the Fund, net of any redemptions, are allocated in accordance with AEFC's determination of the allocation that is in the best interests of the Fund's shareholders. AEFC reserves the right to modify this allocation no more often than semiannually.

American Century

American Century uses a growth investment strategy that it developed to invest in stocks of companies that it believes will increase in value over time. This strategy looks for companies with earnings and revenue growth. Ideally, American Century looks for companies whose earnings and revenues are not only growing, but growing at a successively faster, or accelerating, pace. They also consider companies whose growth rate, although still negative, are less negative than in prior periods. This strategy is based on the premise that, over the long term, the stocks of companies with earnings and revenue growth have a greater-than-average chance to increase in value.

o Accelerating growth is shown, for example, by growth that exhibits a higher positive rate of change this quarter than last or this year than the year before.

American Century uses a bottom-up approach to select stocks for the Fund. This means that American Century makes their investment decisions based on the business fundamentals of the individual companies rather than on economic forecasts or the outlook for industries or sectors. American Century tracks financial information for thousands of companies to identify trends in the companies' earnings and revenues. This information is used to help select or hold the stocks of companies American Century believes will be able to sustain their growth and sell the stocks of companies whose growth begins to slow down.

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In addition to locating strong companies with earnings and revenue growth,
American Century believes that it is important to diversify holdings across different countries and geographical regions in an effort to manage the risks of an international portfolio. For this reason, American Century also considers the prospects for relative economic growth among countries or regions, economic and political conditions, expected inflation rates, currency exchange fluctuations, and tax considerations when making investments.

American Century does not attempt to time the market. Instead, under normal market conditions, American Century intends to keep its portion of the Fund's assets essentially fully invested in stocks regardless of the movement of stock prices generally.

Columbia WAM

Columbia WAM invests primarily in stocks of small- and medium-sized companies based both outside and in the U.S. with capitalizations of less than $5 billion at the time of purchase. As long as the stock continues to meet the Fund's other investment criteria, Columbia WAM may choose to hold the stock even if it grows beyond that capitalization limit. Columbia WAM believes that smaller companies -- particularly outside the U.S. -- which are not as well known by financial analysts and which dominate a niche may offer higher return potential than the stocks of larger companies. Columbia WAM invests in the stocks of foreign companies based in developed markets and also emerging markets.

In making investments for the Fund, Columbia WAM typically looks for companies with:

o  A strong business franchise that offers growth potential.

o  Products and services that give a company a competitive advantage.

o A stock price that Columbia WAM believes is reasonable relative to the assets and earning power of the company.

Columbia WAM relies primarily on independent, internally generated research to uncover companies that may be less well known than the more popular names. To find these companies, Columbia WAM looks for growth potential, financial strength, and fundamental value. Columbia WAM may identify what it believes are important economic, social, or technological trends (for example, the growth of outsourcing as a business strategy, or the productivity gains from the increasing use of technology) and try to identify companies it thinks will benefit from these trends.

Growth Potential              Financial Strength          Fundamental Value

o superior technology         o low debt                   o reasonable stock
                                                             price relative to
o innovative marketing        o adequate working capital     growth potential

o managerial skill            o conservative accounting    o valuable assets
                                practices
o market niche
                              o adequate profit margin
o good earnings prospects

o strong demand for product

Columbia WAM believes that if the growth potential is realized, it may provide a basis for the company to outperform its peers. A strong balance sheet gives management greater flexibility to pursue strategic objectives and is essential to maintaining a competitive advantage. Once Columbia WAM uncovers an attractive company, it identifies a price that it believes would also make the stock a good value.

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Unusual Market Conditions

During unusual market conditions, the Fund may invest part or all of its assets in money market securities, U.S. government obligations or investment-grade debt or equity securities of U.S. issuers. Although the Fund would invest in these securities primarily to hedge risk, this type of investment also could prevent the Fund from achieving its investment objective. During these times, trading in the Fund's portfolio securities could be more frequent, which could result in increased fees, expenses, and taxes.

PRINCIPAL RISKS

This Fund is designed for long-term investors with above-average risk tolerance. Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

   Market Risk

   Foreign/Emerging Markets Risk

   Issuer Risk

   Liquidity Risk

   Sector Risk

   Style Risk

   Small and Medium Company Risk

Market Risk

The market value of securities may drop, and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Foreign/Emerging Markets Risk

The following are all components of foreign/emerging markets risk:

Country risk includes the political, economic, and other conditions of a country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets.

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add or subtract from the value of the investment.

Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

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Emerging markets risk includes the dramatic pace of change (economic, social, and political) in these countries as well as the other considerations listed above. These markets are in early stages of development and are extremely volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.

Issuer Risk

An issuer, or the value of its stocks or bonds, may perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors.

Liquidity Risk

Securities may be difficult or impossible to sell at the time that the Fund would like. The Fund may have to lower the selling price, sell other investments, or forego an investment opportunity.

Sector Risk

Companies that are in different but closely related industries are sometimes described as being in the same broad economic sector. The values of stocks of many different companies in a market sector may be similarly affected by particular economic or market events. Although the Fund's principal investment strategies do not involve focusing on any particular sector, at times Columbia WAM's asset management strategy may cause the Fund to invest a large portion of its assets in a particular sector.

Style Risk

AEFC purchases growth stocks based on the expectation that the companies will have strong growth in earnings. The price paid often reflects an expected rate of growth. If that growth fails to occur, the price of the stock may decline quickly.

Small and Medium Company Risk

Investments in small and medium capitalization companies often involve greater risks than investments in larger, more established companies because small and medium capitalization companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In addition, in many instances the securities of small and medium capitalization companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less and may be more volatile than is typical of larger companies.

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PAST PERFORMANCE

The following bar chart and table indicate the risks and variability of investing in the Fund by showing:

o how the Fund's performance has varied for each full calendar year that the Fund has existed, and

o  how the Fund's average annual total returns compare to recognized indexes.

How the Fund has performed in the past (before and after taxes) does not indicate how the Fund will perform in the future.

(bar chart)
                               CLASS A PERFORMANCE
                            (based on calendar years)
                                                               -16.62%   +35.92%
                                                                 2002      2003

During the period shown in the bar chart, the highest return for a calendar quarter was +18.31% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was -18.65% (quarter ended Sept. 30, 2002).

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of other classes may vary from that shown above because of differences in expenses.

The Fund's Class A year-to-date return at Sept. 30, 2004 was +6.08%.

AEFC and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Oct. 31, 2005, and will not be reimbursed by the Fund. Under this agreement, net expenses will not exceed 1.75% for Class A, 2.52% for Class B, 2.52% for Class C and 1.58% for Class Y.

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Average Annual Total Returns (as of Dec. 31, 2003)(a)
                                                                        Since
                                                         1 year       inception
Partners International Aggressive Growth:
   Class A
      Return before taxes                               +28.09%       +6.27%(b)
      Return after taxes on distributions               +28.09%       +6.25%(b)
      Return after taxes on distributions
      and sale of fund shares                           +18.27%       +5.35%(b)
   Class B
      Return before taxes                               +30.87%       +6.65%(b)
   Class C
      Return before taxes                               +34.87%       +8.27%(b)
   Class Y
      Return before taxes                               +36.10%       +9.28%(b)
MSCI EAFE Growth Index
(reflects no deduction for fees, expenses or taxes)     +32.49%       +9.53%(c)
Lipper International Funds Index                        +36.00%      +11.24%(c)

Lipper International Multi-Cap Growth Funds Index(d)    +36.31%       +8.43%(c)


(a) AEFC and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Oct. 31, 2005, and will not be reimbursed by the Fund. Under this agreement, net expenses will not exceed 1.75% for Class A, 2.52% for Class B, 2.52% for Class C and 1.58% for Class Y.

(b)  Inception date was Sept. 28, 2001.


(c)  Measurement period started Oct. 1, 2001.

(d)  Effective June 2004, the Fund was included in a second Lipper peer group.


Before-Tax Returns

This table shows total returns from hypothetical investments in Class A, Class B, Class C and Class Y shares of the Fund. These returns are compared to the indexes shown for the same periods. The performance of different classes varies because of differences in sales charges and fees.

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After-Tax Returns

After-tax returns are shown only for Class A shares. After-tax returns for the other classes will vary. After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and most likely will differ from the returns shown in the table. If you hold your shares in a tax-deferred account, such as a 401(k) plan or an IRA, the after-tax returns do not apply to you since you will not incur taxes until you begin to withdraw from your account.

The return after taxes on distributions for a period may be the same as the return before taxes for the same period if there are no distributions or if the distributions are small. The return after taxes on distributions and sale of Fund shares for a period may be greater than the return before taxes for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (since it can be used to offset other gains) may result in a higher return.

For purposes of this calculation we assumed:

o  the maximum sales charge for Class A shares,

o sales at the end of the period and deduction of the applicable contingent deferred sales charge (CDSC) for Class B shares,

o  no sales charge for Class C shares,

o  no sales charge for Class Y shares, and

o no adjustments for taxes paid by an investor on the reinvested income and capital gains.

Morgan Stanley Capital International EAFE Growth Index (MSCI EAFE Growth Index), an unmanaged index, is compiled from a composite of securities markets in Europe, Australia and the Far East. The index represents the growth half of the market capitalizations of each country index, determined by price/book value, from the standard MSCI country indices. The index covers the full range of developed, emerging and MSCI All Country indices, including Free indices where applicable. The Country Growth indices are aggregated into regional Growth indices to create the composite.


The Lipper International Funds Index includes the 30 largest international funds (growth and value) tracked by Lipper Inc. The index's returns include net reinvested dividends.

Lipper International Multi-Cap Growth Funds Index includes the 10 largest international multi-cap growth funds tracked by Lipper Inc. The index's returns include net reinvested dividends.


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

FEES AND EXPENSES

Fund investors pay various expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
                                                                 Class A     Class B    Class C   Class Y
Maximum sales charge (load) imposed on purchases(a)
(as a percentage of offering price)                               5.75%       none       none      none

Maximum deferred sales charge (load) imposed on sales
(as a percentage of offering price at time of purchase)           none(b)      5%        1%(c)     none

Annual Fund Operating Expenses(d) (expenses that are deducted from Fund assets)

As a percentage of average daily net assets:  Class A  Class B Class C  Class Y
Management fees(e)                             1.02%    1.02%   1.02%    1.02%
Distribution (12b-1) fees                      0.25%    1.00%   1.00%    0.00%
Other expenses(f)                              0.58%    0.60%   0.59%    0.67%
Total                                          1.85%    2.62%   2.61%    1.69%
Fee waiver/expense reimbursement               0.10%    0.10%   0.09%    0.11%
Net expenses                                   1.75%    2.52%   2.52%    1.58%

(a) This charge may be reduced depending on the value of your total investments in American Express Funds. See "Sales Charges."

(b) For Class A purchases over $1,000,000 on which no sales charge is assessed, a 1% sales charge applies if you sell your shares less than one year after purchase.

(c) For Class C purchases, a 1% sales charge applies if you sell your shares less than one year after purchase.

(d) AEFC and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Oct. 31, 2005, and will not be reimbursed by the Fund. Under this agreement, net expenses will not exceed 1.75% for Class A; 2.52% for Class B; 2.52% for Class C and 1.58% for Class Y.


(e) Includes the impact of a performance incentive adjustment fee that increased the management fee by 0.02% for the most recent fiscal year.


(f) Other expenses include an administrative services fee, a shareholder service fee for Class Y, a transfer agency fee and other nonadvisory expenses.

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Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

Assume you invest $10,000 and the Fund earns a 5% annual return each year. Also assume that the operating expenses remain the same each year. You would pay the following expenses if you redeem all of your shares at the end of the time periods indicated:

                                             1 year     3 years    5 years    10 years
Class A(a)                                    $743      $1,114      $1,510      $2,616
Class B                                       $655(b)   $1,105(b)   $1,482(b)   $2,763(c)
Class C                                       $255      $  803      $1,378      $2,941
Class Y                                       $161      $  522      $  908      $1,994

(a)  Includes a 5.75% sales charge.

(b)  Includes the applicable CDSC.

(c) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.

You would pay the following expenses if you did not redeem your shares:

                                             1 year     3 years    5 years    10 years
Class A(a)                                    $743      $1,114      $1,510      $2,616
Class B                                       $255      $  805      $1,382      $2,763(b)
Class C                                       $255      $  803      $1,378      $2,941
Class Y                                       $161      $  522      $  908      $1,994

(a)  Includes a 5.75% sales charge.

(b) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.

AEFC and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Oct. 31, 2005, and will not be reimbursed by the Fund. Under this agreement, net expenses will not exceed 1.75% for Class A, 2.52% for Class B, 2.52% for Class C and 1.58% for Class Y.

These examples do not represent actual expenses, past or future. Actual expenses may be higher or lower than those shown.

INVESTMENT MANAGER

AEFC selects, contracts with and compensates the Subadvisers to manage the investment of the Fund's assets. AEFC monitors the compliance of the Subadvisers with the investment objectives and related policies of the Fund, reviews the performance of the Subadvisers, and reports periodically to the Board of Directors.

The Subadvisers each manage a portion of the Fund's assets based upon their respective experience in managing international funds investing in developed and emerging foreign markets whose investment goals and strategies are substantially similar to those of the Fund. New investments in the Fund, net of any redemptions, are allocated in accordance with AEFC's determination of the allocation that is in the best interests of the Fund's shareholders.

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American Century

Henrik Strabo, Chief Investment Officer - International Equities and Senior Vice President, has been a member of the team that manages International Growth since April 1994. He joined American Century in 1993 as an Investment Analyst and was promoted to Portfolio Manager in April 1994.

Michael Perelstein, Vice President and Senior Portfolio Manager, has been a member of the team since joining American Century in October 2004. Prior to joining American Century, he was Chief Investment Officer and Managing Partner with Ellis Island Partners LLC from May 2002 to October 2004 and Executive Vice President and Head of International Equities with Schroder Investment Management from January 1997 to May 2002. He has a BA in economics from Brandeis University, an MA in economics from the University of Chicago and an MBA in finance from the University of Chicago.

Keith Creveling, Vice President and Portfolio Manager, has been a member of the team that manages International Growth since April 2002. He joined American Century in October 1999 as an analyst. Prior to joining American Century, he was an analyst at Fiduciary Trust Company International from September 1996 to September 1999 and at Brown Brothers Harriman from July 1995 to September 1996. He is a CFA charterholder.

American Century is located at 4500 Main Street, Kansas City, Missouri. American Century, subject to the supervision and approval of AEFC, provides investment advisory assistance and day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information under a Subadvisory Agreement with AEFC.

Columbia WAM

P. Zachary Egan, co-portfolio manager, is a vice president of Columbia Acorn Trust and co-portfolio manager of the Columbia Acorn International Fund since May 2003. He has been a member of the international team since 1999 and a research fellow with the Robert Bosch Foundation in Stuttgart, Germany prior to that time. Mr. Egan is a CFA and earned his MA degree from the University of Chicago and his BA degree from Middlebury College.

Louis J. Mendes, co-portfolio manager, is a vice president of Columbia Acorn Trust and co-portfolio manager of the Columbia Acorn International Fund since May 2003. He has been a member of the international team since 2001 and an analyst and portfolio manager with Merrill Lynch Investment Managers specializing in Asian equity markets prior to that time. Mr. Mendes is a CFA and earned his MA degree in International Management from the American Graduate School of International Management in Phoenix and BA degree from Columbia University.

Columbia WAM is located at 227 West Monroe, Suite 3000, Chicago, Illinois. Columbia WAM, subject to the supervision and approval of AEFC, provides investment advisory assistance and day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with AEFC.

AEFC


The Fund pays AEFC a fee for managing its assets. Under the Investment Management Services Agreement, the fee for the most recent fiscal year was 1.02% of the Fund's average daily net assets, including an adjustment under the terms of a performance incentive


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12p -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2004 PROSPECTUS
arrangement. The adjustment is computed by comparing the Fund's performance to the performance of an index of comparable funds published by Lipper Inc. In certain circumstances, the Board may approve a change in the index. The maximum adjustment (increase or decrease) is 0.12% of the Fund's average net assets on an annual basis. AEFC, in turn, pays a portion of this fee to each of the Subadvisers. Under the agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses. AEFC or an affiliate may make payments from its own resources, which include profits from management fees paid by the Fund, to compensate broker-dealers or other persons for providing distribution assistance. AEFC, located at 200 AXP Financial Center, Minneapolis, Minnesota 55474, is a wholly-owned subsidiary of American Express Company, a financial services company with headquarters at American Express Tower, World Financial Center, New York, New York 10285. In addition to managing investments for all of the AXP funds, AEFC manages investments for itself and its affiliates. For institutional clients, AEFC and its subsidiaries also provide investment management and related services such as separate account asset management, institutional trust and custody, and employee benefit plan administration, as well as investment products.


AEFC also serves as investment manager to the AXP Portfolio Builder Series, a group of six funds-of-funds (the Portfolio Builder Funds) that provide asset-allocation services to shareholders by investing in shares of other AXP Funds, including the Fund. The Fund may experience relatively large purchases or redemptions from the Portfolio Builder Funds. Although AEFC seeks to minimize the impact of these transactions by structuring them over a reasonable period of time, the Fund may experience increased expenses as it buys and sells portfolio securities to manage transactions for the Portfolio Builder Funds. In addition, because the Portfolio Builder Funds may own a substantial portion of the Fund, a redemption by the Portfolio Builder Funds could cause the Fund's expense ratio to increase as the Fund's fixed costs would be spread over a smaller asset base. AEFC monitors expense levels and is committed to offering funds that are competitively priced. AEFC will report to the Fund's Board of Directors on the steps it has taken to manage any potential conflicts.

The Fund operates under an order from the Securities and Exchange Commission that permits AEFC, subject to the approval of the Board of Directors, to appoint a subadviser or change the terms of a subadvisory agreement for the Fund without first obtaining shareholder approval. The order permits the Fund to add or change unaffiliated subadvisers or the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.

OTHER SECURITIES AND INVESTMENT STRATEGIES

The Fund may invest in other securities and may use other investment strategies that are not principal investment strategies. The Fund's policies permit investment in other instruments, such as preferred stocks, warrants and convertible securities of foreign issuers, including sponsored or unsponsored American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs). Additionally, the Fund may use derivative instruments to produce incremental earnings, to hedge existing positions, and to increase flexibility. Even though the Fund's policies permit the use of derivatives in this manner, the portfolio manager is not required to use derivatives.

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13p -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2004 PROSPECTUS

For more information on strategies and holdings, see the Fund's Statement of Additional Information (SAI) and its annual and semiannual reports.

Portfolio Holdings Disclosure

The Fund's Board of Directors has adopted policies and procedures which govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio securities held by the Fund. A description of these policies and procedures is included in the Fund's Statement of Additional Information.

Buying and Selling Shares

The public offering price for Class A shares of the Fund is the net asset value
(NAV) plus a sales charge, and for Class B, C, and Y shares, the NAV. In addition to buying and selling shares through the Fund's distributor, American Express Financial Advisors Inc. (the Distributor), you may buy or sell shares through third parties, including 401(k) plans, banks, brokers, and investment advisers. Where authorized by the Fund, orders in good form are priced using the NAV next determined after your order is placed with the third party. Good form or good order means that your instructions have been received in the form required by the Distributor. This may include, for example, providing the fund name and account number, the amount of the transaction and all required signatures. For more information, refer to the sections on "Purchasing Shares" and "Exchanging/Selling Shares," or contact your financial advisor. If you buy or redeem shares through a third party, consult that firm to determine whether your order will be priced at the time it is placed with the third party or at the time it is placed with the Fund. The third party may charge a fee for its services.

VALUING FUND SHARES


The NAV is the value of a single share of the Fund. The NAV is determined by dividing the value of the Fund's assets, minus any liabilities, by the number of shares outstanding. AEFC calculates the NAV as of the close of business on the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time, on each day that the NYSE is open. The Fund's securities are valued primarily on the basis of market quotations obtained from outside pricing services approved by the Board. Certain short-term securities are valued at amortized cost.

When reliable market quotations are not readily available, securities are priced at fair value based on procedures adopted by the Board. These procedures are also used when the value of a security held by the Fund is materially affected by events that occur after the close of the primary market on which the security is traded but prior to the time as of which the Fund's NAV is determined. Valuing securities at fair value involves reliance on judgment. The fair value of a security is likely to differ from any available quoted or published price. To the extent that the Fund has significant holdings of foreign securities, fair valuation may be used more frequently than for other funds. The Fund uses an unaffiliated service provider to assist in determining fair values for foreign securities.

Foreign investments are valued in U.S. dollars. Some of the Fund's securities may be listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. In that event, the net asset value of the Fund's shares may change on days when shareholders will not be able to purchase or redeem the Fund's shares.


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INVESTMENT OPTIONS


1. Class A shares are sold to the public with a sales charge at the time of purchase and an annual distribution (12b-1) fee of 0.25%.

2. Class B shares are sold to the public with a contingent deferred sales charge (CDSC) and an annual distribution fee of 1.00%.

3. Class C shares are sold to the public without a sales charge at the time of purchase and with an annual distribution fee of 1.00%. Shares sold less than a year after purchase are subject to a CDSC.

4. Class Y shares are sold to qualifying institutional investors without a sales charge or distribution fee. Please see the SAI for information on eligibility to purchase Class Y shares.

The Fund also offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares are made available through a separate prospectus supplement provided to investors eligible to purchase the shares.

Investment options summary

The Fund offers different classes of shares. There are differences among the fees and expenses for each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your financial advisor can help you with this decision.

The following table shows the key features of each class:

                  Class A         Class B         Class C         Class Y
----------------- --------------- --------------- --------------- --------------
Availability      Available to    Available to    Available to    Limited to
                  all             all             all             qualifying
                  investors.      investors.      investors.      institutional
                                                                  investors.
----------------- --------------- --------------- --------------- --------------
Initial Sales     Yes. Payable    No. Entire      No. Entire      No. Entire
Charge            at time of      purchase        purchase        purchase
                  purchase.       price is        price is        price is
                  Lower sales     invested in     invested in     invested in
                  charge for      shares of the   shares of the   shares of the
                  larger          Fund.           Fund.           Fund.
                  investments.
----------------- --------------- --------------- --------------- --------------
Deferred Sales    On purchases    Maximum 5%      1% CDSC         None.
Charge            over            CDSC during     applies if
                  $1,000,000,     the first       you sell your
                  1% CDSC         year            shares less
                  applies if      decreasing to   than one year
                  you sell your   0% after six    after
                  shares less     years.          purchase.
                  than one year
                  after
                  purchase.
----------------- --------------- --------------- --------------- --------------
Distribution      Yes.* 0.25%     Yes.* 1.00%     Yes.* 1.00%     Yes.  0.10%
and/or
Shareholder
Service Fee
----------------- --------------- --------------- --------------- --------------
Conversion to     N/A             Yes,            No.             No.
Class A                           automatically
                                  in ninth
                                  calendar year
                                  of ownership.
----------------- --------------- --------------- --------------- --------------

* The Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 that allows it to pay distribution and servicing-related expenses for the sale of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an on-going basis, the fees may cost long-term shareholders more than paying other types of sales charges imposed by some mutual funds.

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Should you purchase Class A, Class B or Class C shares?

If your investments in American Express mutual funds total $100,000 or more, Class A shares may be the better option because the sales charge is reduced for larger purchases. If you qualify for a waiver of the sales charge, Class A shares will be the best option.

If you invest less than $100,000, consider how long you plan to hold your shares. Class B shares have a higher annual distribution fee than Class A shares and a CDSC for six years. Class B shares convert to Class A shares in the ninth calendar year of ownership. Class B shares purchased through reinvested dividends and distributions also will convert to Class A shares in the same proportion as the other Class B shares.

Class C shares also have a higher annual distribution fee than Class A shares. Class C shares have no sales charge if you hold the shares for one year or longer. Unlike Class B shares, Class C shares do not convert to Class A. As a result, you will pay a 1% distribution fee for as long as you hold Class C shares. If you choose a deferred sales charge option (Class B or Class C), generally you should consider Class B shares if you intend to hold your shares for more than six years. Consider Class C shares if you intend to hold your shares less than six years. To help you determine what investment is best for you, consult your financial advisor.

PURCHASING SHARES

To purchase shares through entities other than the Distributor, please consult your selling agent. The following section explains how you can purchase shares from the Distributor.

If you do not have an existing American Express mutual fund account, you will need to establish a brokerage account. Your financial advisor will help you fill out and submit an application. Once your account is set up, you can choose among several convenient ways to invest.

When you purchase, your order will be priced at the next NAV calculated after your order is accepted by the Fund. If your application does not specify which class of shares you are purchasing, we will assume you are investing in Class A shares.

Important: When you open an account, you must provide your correct Taxpayer Identification Number (TIN), which is either your Social Security or Employer Identification number.

If you do not provide and certify the correct TIN, you could be subject to backup withholding of 28% of taxable distributions and proceeds from certain sales and exchanges. You also could be subject to further penalties, such as:

o  a $50 penalty for each failure to supply your correct TIN,

o a civil penalty of $500 if you make a false statement that results in no backup withholding, and

o  criminal penalties for falsifying information.

You also could be subject to backup withholding, if the IRS notifies us to do so, because you failed to report required interest or dividends on your tax return.

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How to determine the correct TIN

For this type of account:        Use the Social Security or Employer
                                 Identification number of:
-------------------------------- -----------------------------------------------
Individual or joint account      The individual or one of the owners listed on
                                 the joint account
-------------------------------- -----------------------------------------------
Custodian account of a minor     The minor
(Uniform Gifts/Transfers to
Minors Act)
-------------------------------- -----------------------------------------------
A revocable living trust         The grantor-trustee (the person who puts the
                                 money into the trust)
-------------------------------- -----------------------------------------------
An irrevocable trust, pension    The legal entity (not the personal
trust or estate                  representative or trustee, unless no legal
                                 entity is designated in the account title)
-------------------------------- -----------------------------------------------
Sole proprietorship or           The owner
single-owner LLC
-------------------------------- -----------------------------------------------
Partnership or multi-member      The partnership
LLC
-------------------------------- -----------------------------------------------
Corporate or LLC electing        The corporation
corporate status
on  Form 8837
-------------------------------- -----------------------------------------------
Association, club or             The organization
tax-exempt organization
-------------------------------- -----------------------------------------------

For details on TIN requirements, contact your financial advisor to obtain a copy of federal Form W-9, "Request for Taxpayer Identification Number and Certification." You also may obtain the form on the Internet at www.irs.gov.

Methods of purchasing shares

By mail

Once your account has been established, send your check to:

American Express Funds
70200 AXP Financial Center
Minneapolis, MN 55474

Minimum amounts
Initial investment:                 $2,000*
Additional investments:             $500**
Account balances:                   $300
Qualified account balances:         none

If your Fund account balance falls below $300 for any reason, including a market decline, you will be asked to increase it to $300 or establish a scheduled investment plan. If you do not do so within 30 days, your shares can be sold and the proceeds mailed to you.

 * $1,000 for tax qualified accounts.

** $100 minimum add-on for existing mutual fund accounts outside of a brokerage account (direct at fund accounts).

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By scheduled investment plan

Minimum amounts

Initial investment:                 $2,000*
Additional investments:             $100**
Account balances:                   none (on a scheduled investment plan with
                                    monthly payments)

If your Fund account balance is below $2,000, you must make payments at least monthly.

 * $100 for direct at fund accounts.

** $50 minimum per payment for qualified accounts in a direct at fund account.

By wire or electronic funds transfer

Please contact your financial advisor or selling agent for specific instructions.

Minimum wire purchase amount: $1,000 or new account minimum, as applicable.

By telephone

If you have a brokerage account, you may use the money in your account to make initial and subsequent purchases.

To place your order, call:

(800) 297-7378 for brokerage accounts

(800) 967-4377 for wrap accounts

TRANSACTIONS THROUGH THIRD PARTIES

You may buy or sell shares through certain 401(k) plans, banks, broker-dealers, financial advisors or other investment professionals. These organizations may charge you a fee for this service and may have different policies. Some policy differences may include different minimum investment amounts, exchange privileges, fund choices and cutoff times for investments. The Fund and the Distributor are not responsible for the failure of one of these organizations to carry out its obligations to its customers. Some organizations may receive compensation from the Distributor or its affiliates for shareholder recordkeeping and similar services. Where authorized by the Fund, some organizations may designate selected agents to accept purchase or sale orders on the Fund's behalf. To buy or sell shares through third parties or to determine if there are policy differences, please consult your selling agent. For other information related to buying or selling shares, please refer to the appropriate section in the prospectus.

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

SALES CHARGES

Class A -- initial sales charge alternative

When you purchase Class A shares, you pay a sales charge as shown in the following table:

                                     Sales charge as percentage of:
Total market value       Public offering price*          Net amount invested
Up to $49,999                      5.75%                        6.10%
$50,000-$99,999                    4.75                         4.99
$100,000-$249,999                  3.50                         3.63
$250,000-$499,999                  2.50                         2.56
$500,000-$999,999                  2.00                         2.04
$1,000,000 or more                 0.00                         0.00
* Offering price includes the sales charge.

You may be able to reduce the sales charge on Class A shares, based on the combined market value of your accounts.

The current market values of the following investments are eligible to be added together for purposes of determining the sales charge on your purchase:

o  Your current investment in this Fund, and

o Previous investments you and members of your primary household group have made in Class A, Class B or Class C shares in this and other American Express mutual funds, provided your investment was subject to a sales charge.

   o Your primary household group consists of you, your spouse or domestic partner, and your unmarried children under age 21 sharing a mailing address. For purposes of this policy a domestic partner is an individual who shares your primary residence and with whom you own joint property. If you or any member of your primary household group elects to separate from the primary household group (for example, by asking that account statements be sent to separate addresses), your assets will no longer be combined for purposes of reducing your sales charge.

The following accounts are eligible to be included in determining the sales charge on your purchase:

o  Individual or joint accounts held directly at the Fund;

o  Individual or joint accounts held through American Express Brokerage;

o Roth and traditional IRAs, SEPs, SIMPLEs and TSCAs, provided they are invested in Class A, Class B or Class C shares that are subject to a sales charge and are not part of a group billing as described under "Other Class A sales charge policies";

o UGMA/UTMA accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child;

o Revocable trust accounts for which you or a member of your primary household group, individually, is the beneficiary;

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o  Accounts held in the name of your, your spouse's, or your domestic partner's sole proprietorship or single owner limited liability company or S corporation; and

o Qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan.

The following accounts are not eligible to be included in determining the sales charge on your purchase:

o Accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts);

o  Investments in AXP Tax-Free Money Fund;

o Investments in Class A shares where the sales charge is waived, for example, purchases through wrap accounts, including American Express Strategic Portfolio Service Advantage (SPS);

o  Investments in Class D, Class E, or Class Y shares;

o Investments in 529 plans, donor advised funds, variable annuities, variable life insurance products, wrap accounts or managed separate accounts; and

o  Charitable and irrevocable trust accounts.

If you purchase American Express mutual fund shares through different channels, for example, through a firm other than the Distributor, and you want to include those assets toward a reduced sales charge, you must inform the Distributor in writing about the other accounts when placing your purchase order. When placing your purchase order, you must provide the Distributor with your most recent account statement and contact information regarding the other accounts. A selling agent other than the Distributor may require additional information.

Unless you provide the Distributor or your financial advisor with information about all of the accounts that may count toward a sales charge reduction, there can be no assurance that you will receive all of the reductions for which you may be eligible.

For more information on rights of accumulation, please see the SAI.

Other Class A sales charge policies

o Group billing: Purchases made through a payroll deduction program offered by an employer retirement plan that has elected to take advantage of the Distributor's group billing service, may be added together to reduce sales charges for all shares purchased through the plan.

o Letter of Intent: If you intend to invest $50,000 or more over a period of 13 months, you can reduce the sales charges in Class A by completing a letter of intent form and filing it with the Distributor. The letter of intent may apply to purchases made up to 90 days before it is received in good order by the Distributor. Your holdings in American Express mutual funds acquired more than 90 days before receipt of your signed letter of intent in the Distributor's corporate office will not be counted towards the completion of the letter of intent. If purchasing shares in a brokerage account or through a third party, you must request the reduced sales charge when you buy shares. If you do not complete and file the form, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge. For more details, please contact your financial advisor or see the SAI.

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Waivers of the sales charge for Class A shares

Sales charges do not apply to:

o current or retired board members, officers or employees of the Fund or AEFC or its subsidiaries, their spouses or domestic partners, children and parents.

o current or retired American Express financial advisors, employees of financial advisors, their spouses or domestic partners, children and parents.

o registered representatives and other employees of brokers, dealers or other financial institutions having a sales agreement with the Distributor, including their spouses, domestic partners, children and parents.

o qualified employee benefit plans offering participants daily access to American Express mutual funds. Eligibility must be determined in advance. For assistance, please contact your financial advisor. Participants in certain qualified plans where the initial sales charge is waived may be subject to a deferred sales charge of up to 4%.

o shareholders who have at least $1 million in American Express mutual funds. If the investment is sold less than one year after purchase, a CDSC of 1% will be charged.

o direct rollovers from American Express Retirement Services, provided that the rollover involves a transfer of Class Y shares in this Fund to Class A shares in this Fund.

o  purchases made:

   o with dividend or capital gain distributions from this Fund or from the same class of another American Express mutual fund,

   o through or under a wrap fee product or other investment product sponsored by the Distributor or another authorized broker-dealer, investment advisor, bank or investment professional,

   o within the University of Texas System ORP,

   o within a segregated separate account offered by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company,

   o through or under a subsidiary of AEFC offering Personal Trust Services' Asset-Based pricing alternative.

o shareholders whose original purchase was in a Strategist fund merged into an American Express fund in 2000.

o repurchases. You can change your mind after requesting a sale and use all or part of the proceeds to purchase new shares in the same account from which you sold. If you reinvest in Class A, you will purchase the new shares at NAV rather than the offering price on the date of a new purchase. To take advantage of this waiver, send a written request within 90 days of the date your sale request was processed and include your account number. This privilege may be limited or withdrawn at any time and use of this option may have tax consequences.

Policies related to reducing or waiving the sales charge may be modified or withdrawn at any time.

Unless you provide the Distributor or your financial advisor with information about all of the factors that may count toward a waiver of the sales charge, there can be no assurance that you will receive all of the waivers for which you may be eligible.

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You also may view this information about sales charges and breakpoints free of charge on the Fund's website. Go to www.americanexpress.com/funds and click on the hyperlink "Sales Charge Discount Information."

Class B and Class C -- contingent deferred sales charge (CDSC) alternative

For Class B, the CDSC is based on the sale amount and the number of calendar years -- including the year of purchase -- between purchase and sale. The following table shows how CDSC percentages on sales decline after a purchase:

If the sale is made during the:             The CDSC percentage rate is:
First year                                               5%
Second year                                              4%
Third year                                               4%
Fourth year                                              3%
Fifth year                                               2%
Sixth year                                               1%
Seventh year                                             0%

For Class C, a 1% CDSC is charged if you sell your shares less than one year after purchase.

For both Class B and Class C, if the amount you are selling causes the value of your investment to fall below the cost of the shares you have purchased, the CDSC is based on the lower of the cost of those shares purchased or market value. Because the CDSC is imposed only on sales that reduce your total purchase payments, you never have to pay a CDSC on any amount that represents appreciation in the value of your shares, income earned by your shares, or capital gains.

In addition, the CDSC on your sale, if any, will be based on your oldest purchase payment. The CDSC on the next amount sold will be based on the next oldest purchase payment.

Example

Assume you had invested $10,000 in Class B shares and that your investment had appreciated in value to $12,000 after 3 1/2 years, including reinvested dividends and capital gain distributions. You could sell up to $2,000 worth of shares without paying a CDSC ($12,000 current value less $10,000 purchase amount). If you sold $2,500 worth of shares, the CDSC would apply to the $500 representing part of your original purchase price. The CDSC rate would be 3% because the sale was made during the fourth year after the purchase.

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Waivers of the sales charge for Class B and Class C shares

The CDSC will be waived on sales of shares:

o  in the event of the shareholder's death,

o  held in trust for an employee benefit plan, or

o held in IRAs or certain qualified plans if American Express Trust Company is the custodian, such as Keogh plans, tax-sheltered custodial accounts or corporate pension plans, provided that the shareholder is:

   o at least 59 1/2 years old AND

   o taking a retirement distribution (if the sale is part of a transfer to an IRA or qualified plan, or a custodian-to-custodian transfer, the CDSC will not be waived) OR

   o selling under an approved substantially equal periodic payment arrangement.

EXCHANGING/SELLING SHARES

To sell or exchange shares held with entities other than the Distributor, please consult your selling agent. The following section explains how you can exchange or sell shares held with the Distributor.

Exchanges

You may exchange your Fund shares at no charge for shares of the same class of any other publicly offered American Express mutual fund. Exchanges into AXP Tax-Free Money Fund may only be made from Class A shares. For complete information on the other fund, including fees and expenses, read that fund's prospectus carefully. Your exchange will be priced at the next NAV calculated after we receive your transaction request in good order.

Market timing is frequent or short-term trading by certain shareholders intended to profit at the expense of other shareholders by selling shares of a fund shortly after purchase. Market timing may adversely impact a fund's performance by preventing the portfolio manager from fully investing the assets of the fund, diluting the value of shares held by long-term shareholders, or increasing the fund's transaction costs.


Funds that invest in securities which trade on overseas securities markets may be vulnerable to market timers who seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets, which is generally the time at which a fund's NAV is calculated. To the extent that the Fund has significant holdings of foreign securities, the risks of market timing may be greater than for funds that do not have significant foreign holdings. See "Principal Investment Strategies" for a discussion of the kinds of securities in which the Fund invests. See also "Valuing Fund Shares" for a discussion of the Fund's policy on fair value pricing, which is intended, in part, to reduce the frequency and effect of market timing.


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The Fund's Board of Directors has adopted a policy that is designed to detect and deter market timing. The Fund seeks to enforce this policy through the Distributor and its transfer agent as follows:

o The Fund tries to distinguish market timing from trading that it believes is not harmful, such as periodic rebalancing for purposes of asset allocation or dollar cost averaging. Under the Fund's procedures, there is no set number of transactions in the Fund that constitutes market timing. Even one purchase and subsequent sale by related accounts may be market timing. Generally, the Fund seeks to restrict the exchange privilege of an investor who makes more than three exchanges into or out of the Fund in any 90-day period. Accounts held by a retirement plan or financial intermediary for the benefit of its participants or clients, which typically engage in daily transactions, are not subject to this limit. The Distributor does seek the assistance of retirement plans and financial intermediaries in applying similar restrictions on the sub-accounts of their participants or clients.

o If an investor's trading activity is determined to be market timing or otherwise harmful to existing shareholders, the Fund reserves the right to modify or discontinue the investor's exchange privilege or reject the investor's purchases or exchanges, including purchases or exchanges accepted by a retirement plan or other financial intermediary. The Fund may treat accounts it believes to be under common control as a single account for these purposes, although it may not be able to identify all such accounts.

o Although the Fund does not knowingly permit market timing, it cannot guarantee that it will be able to identify and restrict all short-term trading activity. The Fund receives purchase and sale orders through retirement plans and financial intermediaries where market timing activity may not always be successfully detected.

Other exchange policies:

o  Exchanges must be made into the same class of shares of the new fund.

o If your exchange creates a new account, it must satisfy the minimum investment amount for new purchases.

o  Once we receive your exchange request, you cannot cancel it.

o  Shares of the new fund may not be used on the same day for another exchange.

o If your shares are pledged as collateral, the exchange will be delayed until written approval is received from the secured party.

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Selling Shares

You may sell your shares at any time. The payment will be mailed within seven days after your request is received in good order.

When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in good order by the Fund, minus any applicable CDSC.

You can change your mind after requesting a sale and use all or part of the proceeds to purchase new shares in the same account from which you sold. If you reinvest in Class A, you will purchase the new shares at NAV rather than the offering price on the date of a new purchase. If you reinvest in Class B or Class C, any CDSC you paid on the amount you are reinvesting also will be reinvested. To take advantage of this waiver, send a written request within 90 days of the date your sale request was processed and include your account number. This privilege may be limited or withdrawn at any time and use of this option may have tax consequences.

The Fund reserves the right to redeem in kind.

For more details and a description of other sales policies, please see the SAI.

If you decide to sell your shares within 30 days of a telephoned-in address change, a written request is required.

Important: If you request a sale of shares you recently purchased by a check or money order that is not guaranteed, the Fund will wait for your check to clear. It may take up to 10 days from the date of purchase before payment is made. Payment may be made earlier if your bank provides evidence satisfactory to the Fund and the Distributor that your check has cleared.

Ways to request an exchange or sale of shares

By regular or express mail

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

Include in your letter:

o  your account number

o  the name of the fund(s)

o  the class of shares to be exchanged or sold

o  your Social Security number or Employer Identification number

o  the dollar amount or number of shares you want to exchange or sell

o  specific instructions regarding delivery or exchange destination

o signature(s) of registered account owner(s) (All signatures may be required. Contact your financial advisor for more information.)

o  any paper certificates of shares you hold

Payment will be mailed to the address of record and made payable to the names listed on the account, unless your request specifies differently and is signed by all owners.

The express mail delivery charges you pay will vary depending on domestic or international delivery instructions.

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

By telephone

(800) 297-7378 for brokerage accounts

(800) 862-7919 for direct at fund accounts

(800) 967-4377 for wrap accounts

o The Fund and the Distributor will use reasonable procedures to confirm authenticity of telephone exchange or sale requests.

o Telephone exchange and sale privileges automatically apply to all accounts except custodial, corporate or qualified retirement accounts. You may request that these privileges NOT apply by writing the Distributor. Each registered owner must sign the request.

o Acting on your instructions, your financial advisor may conduct telephone transactions on your behalf.

o  Telephone privileges may be modified or discontinued at any time.

Minimum sale amount:          $100

Maximum sale amount:          $100,000

By wire

You can wire money from your account to your bank account. Contact your financial advisor or the Distributor at the above numbers for additional information.

o  Minimum amount: $1,000

o  Pre-authorization is required.

o  A service fee may be charged against your account for each wire sent.

By scheduled payout plan

o  Minimum payment: $100*

o  Contact your financial advisor or the Distributor to set up regular payments.

o Purchasing new shares while under a payout plan may be disadvantageous because of the sales charges.

* Minimum is $50 in a direct at fund account.

Electronic transactions

The ability to initiate transactions via the internet may be unavailable or delayed at certain times (for example, during periods of unusual market activity). The Fund and the Distributor are not responsible for any losses associated with unexecuted transactions. In addition, the Fund and the Distributor are not responsible for any losses resulting from unauthorized transactions if reasonable security measures are followed to validate the investor's identity. The Fund may modify or discontinue electronic privileges at any time.

--------------------------------------------------------------------------------
26p -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2004 PROSPECTUS

Distributions and Taxes

As a shareholder you are entitled to your share of the Fund's net income and net gains. The Fund distributes dividends and capital gains to qualify as a regulated investment company and to avoid paying corporate income and excise taxes.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

The Fund's net investment income is distributed to you as dividends. Dividends may be composed of qualifying dividend income, which is eligible for preferential tax rates under current tax law, as well as other ordinary dividend income, which may include non-qualifying dividends, interest income and short-term capital gains. Capital gains are realized when a security is sold for a higher price than was paid for it. Each realized capital gain or loss is long-term or short-term depending on the length of time the Fund held the security. Realized capital gains and losses offset each other. The Fund offsets any net realized capital gains by any available capital loss carryovers. Net short-term capital gains are included in net investment income. Net realized long-term capital gains, if any, are distributed by the end of the calendar year as capital gain distributions.

REINVESTMENTS

Dividends and capital gain distributions are automatically reinvested in additional shares in the same class of the Fund, unless:

o  you request distributions in cash, or

o you direct the Fund to invest your distributions in the same class of any publicly offered American Express mutual fund for which you have previously opened an account.

We reinvest the distributions for you at the next calculated NAV after the distribution is paid.

If you choose cash distributions, you will receive cash only for distributions declared after your request has been processed.

TAXES

Distributions are subject to federal income tax and may be subject to state and local taxes in the year they are declared. You must report distributions on your tax returns, even if they are reinvested in additional shares.

Income received by the Fund may be subject to foreign tax and withholding. Tax conventions between certain countries and the U.S. may reduce or eliminate these taxes.

If you buy shares shortly before the record date of a distribution, you may pay taxes on money earned by the Fund before you were a shareholder. You will pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which may be taxable.

For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held for more than one year).

--------------------------------------------------------------------------------
27p -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2004 PROSPECTUS

You may not create a tax loss, based on paying a sales charge, by exchanging shares within 91 days of purchase. If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased. For more information, see the SAI.

Selling shares held in an IRA or qualified retirement account may subject you to federal taxes, penalties and reporting requirements. Please consult your tax advisor.

Important: This information is a brief and selective summary of some of the tax rules that apply to this Fund. Because tax matters are highly individual and complex, you should consult a qualified tax advisor.

Financial Highlights

The financial highlights tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the Fund's financial statements, is included in the annual report which, if not included with this prospectus, is available upon request.


Class A
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                              2004         2003         2002          2001(b)
Net asset value, beginning of period                                     $5.80        $4.56        $5.25         $5.14
                                                                         -----        -----        -----         -----
Income from investment operations:
Net investment income (loss)                                                --          .01          .01            --
Net gains (losses) (both realized and unrealized)                         1.05         1.23         (.70)          .11
                                                                         -----        -----        -----         -----
Total from investment operations                                          1.05         1.24         (.69)          .11
                                                                         -----        -----        -----         -----
Net asset value, end of period                                           $6.85        $5.80        $4.56         $5.25
                                                                         -----        -----        -----         -----
Ratios/supplemental data
Net assets, end of period (in millions)                                   $151         $109          $72           $15
Ratio of expenses to average daily net assets(c),(d)                     1.75%        1.75%        1.72%         1.75%(e)
Ratio of net investment income (loss) to average daily net assets         .17%         .23%         .29%        (1.12%)(e)
Portfolio turnover rate (excluding short-term securities)                  87%         116%         141%            8%
Total return(f)                                                         18.15%       27.26%      (13.14%)        2.14%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Sept. 28, 2001 (when shares became publicly available) to Oct. 31, 2001.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 1.85%, 2.05%, 2.35% and 9.34% for the periods ended Oct. 31, 2004, 2003, 2002 and 2001, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.


--------------------------------------------------------------------------------
28p -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2004 PROSPECTUS

Class B
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                              2004         2003         2002          2001(b)
Net asset value, beginning of period                                     $5.71        $4.53        $5.25         $5.14
                                                                         -----        -----        -----         -----
Income from investment operations:
Net investment income (loss)                                              (.02)        (.02)        (.01)           --
Net gains (losses) (both realized and unrealized)                         1.00         1.20         (.71)          .11
                                                                         -----        -----        -----         -----
Total from investment operations                                           .98         1.18         (.72)          .11
                                                                         -----        -----        -----         -----
Net asset value, end of period                                           $6.69        $5.71        $4.53         $5.25
                                                                         -----        -----        -----         -----
Ratios/supplemental data
Net assets, end of period (in millions)                                    $44          $36          $24            $1
Ratio of expenses to average daily net assets(c),(d)                     2.51%        2.52%        2.52%         2.52%(e)
Ratio of net investment income (loss) to average daily net assets        (.59%)       (.52%)       (.46%)       (1.80%)(e)
Portfolio turnover rate (excluding short-term securities)                  87%         116%         141%            8%
Total return(f)                                                         17.16%       26.05%      (13.71%)        2.14%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Sept. 28, 2001 (when shares became publicly available) to Oct. 31, 2001.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 2.62%, 2.82%, 3.12% and 10.11% for the periods ended Oct. 31, 2004, 2003, 2002 and 2001, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.


--------------------------------------------------------------------------------
29p -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2004 PROSPECTUS

Class C
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                              2004(h)      2003         2002          2001(b)
Net asset value, beginning of period                                     $5.71        $4.52        $5.25         $5.14
                                                                         -----        -----        -----         -----
Income from investment operations:
Net investment income (loss)                                              (.02)        (.02)        (.01)           --
Net gains (losses) (both realized and unrealized)                         1.00         1.21         (.72)          .11
                                                                         -----        -----        -----         -----
Total from investment operations                                           .98         1.19         (.73)          .11
                                                                         -----        -----        -----         -----
Net asset value, end of period                                           $6.69        $5.71        $4.52         $5.25
                                                                         -----        -----        -----         -----
Ratios/supplemental data
Net assets, end of period (in millions)                                     $3           $2           $1           $--
Ratio of expenses to average daily net assets(c),(d)                     2.51%        2.52%        2.52%         2.52%(e)
Ratio of net investment income (loss) to average daily net assets        (.60%)       (.52%)       (.41%)       (1.92%)(e)
Portfolio turnover rate (excluding short-term securities)                  87%         116%         141%            8%
Total return(f)                                                         17.16%       26.27%      (13.90%)        2.14%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Sept. 28, 2001 (when shares became publicly available) to Oct. 31, 2001.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 2.61%, 2.82%, 3.12% and 10.11% for the periods ended Oct. 31, 2004, 2003, 2002 and 2001, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.


--------------------------------------------------------------------------------
30p -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2004 PROSPECTUS

Class Y
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                              2004         2003         2002          2001(b)
Net asset value, beginning of period                                     $5.82        $4.57        $5.25         $5.14
                                                                         -----        -----        -----         -----
Income from investment operations:
Net investment income (loss)                                               .01          .02          .01            --
Net gains (losses) (both realized and unrealized)                         1.05         1.23         (.69)          .11
                                                                         -----        -----        -----         -----
Total from investment operations                                          1.06         1.25         (.68)          .11
                                                                         -----        -----        -----         -----
Net asset value, end of period                                           $6.88        $5.82        $4.57         $5.25
                                                                         -----        -----        -----         -----
Ratios/supplemental data
Net assets, end of period (in millions)                                    $--          $--          $--           $--
Ratio of expenses to average daily net assets(c),(d)                     1.58%        1.56%        1.52%         1.58%(e)
Ratio of net investment income (loss) to average daily net assets         .40%         .28%         .41%         (.99%)(e)
Portfolio turnover rate (excluding short-term securities)                  87%         116%         141%            8%
Total return(f)                                                         18.29%       27.47%      (12.94%)        2.14%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Sept. 28, 2001 (when shares became publicly available) to Oct. 31, 2001.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 1.69%, 1.88%, 2.18% and 9.17% for the periods ended Oct. 31, 2004, 2003, 2002 and 2001, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.


--------------------------------------------------------------------------------
31p -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2004 PROSPECTUS

This Fund, along with the other American Express mutual funds, is distributed by American Express Financial Advisors Inc. and can be purchased from an American Express financial advisor or from other authorized broker-dealers or third parties. The Funds can be found under the "Amer Express" banner in most mutual fund quotations.

Additional information about the Fund and its investments is available in the Fund's Statement of Additional Information (SAI), and annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of market conditions and investment strategies that significantly affected the Fund during its most recent fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report, or the semiannual report, contact your selling agent or American Express Client Service Corporation.

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474
(800) 862-7919
TTY: (800) 846-4852
Website address:
americanexpress.com/funds

You may review and copy information about the Fund, including the SAI, at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 1-202-942-8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at (http://www.sec.gov). Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

American Express Partners Funds
70100 AXP Financial Center
Minneapolis, MN 55474

Investment Company Act File #811-10427

Ticker Symbol
Class A: AXGAX    Class B:APIBX
Class C: --       Class Y:--

(logo)
AMERICAN
 EXPRESS
(R)

American Express Partners Funds
70100 AXP Financial Center
Minneapolis, MN 55474

                                                             S-6243-99 G (12/04)

              AXP(R) Partners International Aggressive Growth Fund
                   Supplement to the Dec. 30, 2004 Prospectus

This supplement describes the Fund's Class I shares. The caption headings used in this Supplement correspond to the caption headings used in the prospectus.

You may purchase Class I shares only if you are an eligible investor, as described under the caption "Buying and Selling Shares" below.

PAST PERFORMANCE

Class I has not been in existence for a full calendar year, and therefore performance information is not shown. The performance table is intended to indicate some of the risks of investing in the Fund by showing changes in the Fund's performance over time. Please note that you will find performance returns, after the deduction of certain taxes, for other classes of shares of the Fund, together with returns of one or more broad measures of market performance, in the performance table of the prospectus.

Past performance for Class I for the period prior to March 4, 2004 may be calculated based on the performance of Class A, adjusted to reflect differences in sales charges, but not for other annual Fund operating expenses. The use of blended performance (Class I performance blended with Class A performance for periods before March 4, 2004) generally results in lower performance than Class I shares would have achieved had they been offered for the entire period.

FEES AND EXPENSES

Fund investors pay various expenses. The table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table is supplemented as follows:

Shareholder Fees (fees paid directly from your investment)
                                                                   Class I
Maximum sales charge (load) imposed on purchases
(as a percentage of offering price)                                  none

Maximum deferred sales charge (load) imposed on sales
(as a percentage of offering price at time of purchase)              none

Annual Fund operating expenses (expenses that are deducted from Fund assets)

As a percentage of average daily net assets:                        Class I
Management fees(a)                                                   1.02%
Distribution (12b-1) fees                                            0.00%
Other expenses(b)                                                    0.35%
Total(c)                                                             1.37%
Fee waiver/expense reimbursement                                     0.01%
Net expenses                                                         1.36%


(a) Includes the impact of a performance incentive adjustment fee that increased the Fund's management fee by 0.02% for the most recent fiscal year.


(b) Other expenses include an administrative services fee and other nonadvisory expenses.

(c) American Express Financial Corporation (AEFC) and its affiliates have contractually agreed to waive certain fees and to absorb certain other Fund expenses until Oct. 31, 2005, and will not be reimbursed by the Fund. Under this agreement, net expenses will not exceed 1.36% for Class I.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table is supplemented as follows:

                                        1 year   3 years  5 years    10 years
Class I                                  $138     $433     $750       $1,650

BUYING AND SELLING SHARES

The description of Investment Options is supplemented as follows:

If you are an eligible investor, you may purchase Class I shares at net asset value without an initial sales charge or CDSC on redemption. Class I shares do not have annual distribution and service fees, and do not convert to any other class of shares.

The following eligible investors may purchase Class I shares:

o Any fund distributed by American Express Financial Advisors Inc. (AEFA), if the fund seeks to achieve its investment objective by investing primarily in shares of the Fund and other American Express Funds.

In addition, AEFA, in its sole discretion, may accept investments from other purchasers not listed above.

The discussion of buying and selling shares is supplemented as follows:

You may purchase, redeem or exchange Class I shares only through AEFA (see the back cover of the prospectus for address and telephone number). You may exchange your Class I shares only for Class I shares of another American Express Fund.

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the Fund's financial performance. It is supplemented as follows:


Class I
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                             2004(b)
Net asset value, beginning of period                                    $6.62
                                                                        -----
Income from investment operations:
Net investment income (loss)                                              .02
Net gains (losses) (both realized and unrealized)                         .26
                                                                        -----
Total from investment operations                                          .28
                                                                        -----
Net asset value, end of period                                          $6.90
                                                                        -----
Ratios/supplemental data
Net assets, end of period (in millions)                                   $21
Ratio of expenses to average daily net assets(c),(d)                    1.35%(e)
Ratio of net investment income (loss) to average daily net assets        .55%(e)
Portfolio turnover rate (excluding short-term securities)                 87%
Total return(f)                                                         4.23%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class I would have been 1.36% for the period ended Oct. 31, 2004.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.


                                                             S-6243-79 G (12/04)

AXP(R) Partners
         International
                Core
                        Fund

AXP Partners International Core Fund seeks to provide shareholders with long-term growth of capital.

Prospectus
Dec. 30, 2004

Please note that this Fund:

o  is not a bank deposit

o  is not federally insured

o  is not endorsed by any bank or government agency

o  is not guaranteed to achieve its goal

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Partners Funds                                                        (R)

Table of Contents

TAKE A CLOSER LOOK AT:

The Fund                                   3p

Goal                                       3p

Principal Investment Strategies            3p

Principal Risks                            4p

Past Performance                           6p

Fees and Expenses                          9p

Investment Manager                        10p

Other Securities and
   Investment Strategies                  12p

Buying and Selling Shares                 13p

Valuing Fund Shares                       13p

Investment Options                        14p

Purchasing Shares                         15p

Transactions Through Third Parties        17p

Sales Charges                             18p

Exchanging/Selling Shares                 22p

Distributions and Taxes                   26p

Financial Highlights                      28p

--------------------------------------------------------------------------------
2p   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2004 PROSPECTUS

The Fund

GOAL

AXP Partners International Core Fund (the Fund) seeks to provide shareholders with long-term growth of capital. Because any investment involves risk, achieving this goal cannot be guaranteed.

PRINCIPAL INVESTMENT STRATEGIES

The Fund's assets are primarily invested in equity securities of foreign issuers. The Fund may invest in common stocks of companies operating in less developed or emerging markets. The Fund invests mainly in midsized and large companies although it may invest in companies of any size. The Fund is called a "core" fund because it invests in a blend of both value and growth stocks. At times the Fund may favor one more than the other based on available opportunities.

American Express Financial Corporation (AEFC) serves as the investment manager to the Fund and is responsible for the Fund's overall administration, distribution and oversight of the subadvisers. AEFC has selected two independent asset managers to subadvise the Fund with differing management styles to provide diversified exposure to foreign markets: The Boston Company Asset Management LLC (Boston Company), a subsidiary of Mellon Financial Corporation and an affiliate of The Dreyfus Corporation, and Marsico Capital Management LLC (Marsico) (the Subadvisers). Each of the Subadvisers acts independently of the other and uses its own methodology for selecting stocks.

Boston Company

Boston Company`s investment approach is value oriented, research driven, and risk averse. In selecting stocks, Boston Company identifies potential investments through extensive quantitative and fundamental research. The research draws on multiple sources, including independent data services, in-house research analysis, earnings models, and information obtained from interviews with company management. Emphasizing individual stock selection rather than economic and industry trends, Boston Company focuses on three key factors:

   o value, or how a stock is valued relative to its intrinsic worth based on traditional value measures,

   o business health, or overall efficiency and profitability as measured by return on assets and return on equity, and

   o business momentum, in the form of improving profitability, or the presence of a catalyst, such as a corporate restructuring, a change in management, or a spin-off, that potentially will trigger a price increase near term to midterm.

Boston Company's decision to sell a stock depends on many factors. Boston Company will consider selling a stock when it is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or declining momentum, or falls short of the Boston Company's expectations.

--------------------------------------------------------------------------------
3p   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2004 PROSPECTUS

MARSICO

In selecting primarily growth investments for the Fund, Marsico uses an approach that combines "top-down" economic analysis with "bottom-up" stock selection. The top-down approach takes into consideration such macro-economic factors as interest rates, inflation, the regulatory environment and the global competitive landscape. Marsico also examines such factors as the most attractive global investment opportunities, industry consolidation and the sustainability of economic trends. As a result of the "top-down" analysis, Marsico identifies sectors, industries and companies, which should benefit from the overall trends observed.

Marsico then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company may be a suitable investment, Marsico focuses on a number of different attributes, including the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; apparent commitment to shareholder interests; and reasonable valuations in the context of projected growth rates. This is called bottom-up stock selection.

Unusual Market Conditions

During unusual market conditions, the Fund may invest in cash and money market instruments than during normal market conditions. Although the Fund could invest in these securities as well as U.S. government obligations, investment grade debt securities, and equity securities of U.S. issuers, it would do so primarily to reduce the foreign market risk. This type of investing could prevent the Fund from achieving its investment objective and could result in more frequent trading and increased fees, expenses, and taxes.

PRINCIPAL RISKS

This Fund is designed for long-term investors with above-average risk tolerance. Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

   Market Risk

   Foreign/Emerging Markets Risk

   Management Risk

   Issuer Risk

Market Risk

The market value of securities may drop, and you may lose money. Market risk may affect a single issuer, sector of the economy, or industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

--------------------------------------------------------------------------------
4p   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2004 PROSPECTUS

Foreign/Emerging Markets Risk

The following are all components of foreign/emerging markets risk:

Country risk includes the political, economic, and other conditions of a country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets.

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate will add or subtract from the value of the investment.

Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood that problems will occur.

Emerging markets risk includes the dramatic pace of change (economic, social, and political) in these countries as well as the other considerations listed above. These markets are in early stages of development and are extremely volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.

Management Risk

A strategy or selection method utilized by one or both of the asset managers may fail to produce the intended result. When all other factors have been accounted for and the asset manager chooses an investment, there is always the possibility that the choice will be a poor one.

Issuer Risk

An issuer, or the value of its stocks or bonds, may perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors.

--------------------------------------------------------------------------------
5p   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2004 PROSPECTUS

PAST PERFORMANCE

The following bar chart and table indicate the risks and variability of investing in the Fund by showing:

o how the Fund's performance has varied for each full calendar year that the Fund has existed, and

o  how the Fund's average annual total returns compare to recognized indexes.

How the Fund has performed in the past (before and after taxes) does not indicate how the Fund will perform in the future.

(bar chart)
                               CLASS A PERFORMANCE
                            (based on calendar years)
                                                                         +32.07%
                                                                          2003


During the period shown in the bar chart, the highest return for a calendar quarter was +18.35%% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was -9.54%% (quarter ended March 31, 2003).


The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of other classes may vary from that shown above because of differences in expenses.


The Fund's Class A year-to-date return at Sept. 30, 2004 was +2.86%.

AEFC and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Oct. 31, 2005, and will not be reimbursed by the Fund. Under this agreement, net expenses will not exceed 1.75% for Class A, 2.52% for Class B, 2.52% for Class C and 1.58% for Class Y.


--------------------------------------------------------------------------------
6p   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2004 PROSPECTUS

Average Annual Total Returns (as of Dec. 31, 2003)(a)
                                                                                    Since
                                                                       1 year     inception
Partners International Core:
   Class A
      Return before taxes                                              +24.47%     +23.50%(b)
      Return after taxes on distributions                              +23.19%     +22.38%(b)
      Return after taxes on distributions
      and sale of fund shares                                          +16.29%     +19.51%(b)
   Class B
      Return before taxes                                              +27.06%     +25.44%(b)
   Class C
      Return before taxes                                              +31.01%     +28.44%(b)
   Class Y
      Return before taxes                                              +32.38%     +29.80%(b)
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)    +39.17%     +36.98%(c)
Lipper International Funds Index                                       +36.00%     +34.64%(c)
Lipper International Large Cap Core Funds Index(d)                     +32.70%     +32.19%(c)

(a) AEFC and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Oct. 31, 2005, and will not be reimbursed by the Fund. Under this agreement, net expenses will not exceed 1.75% for Class A, 2.52% for Class B, 2.52% for Class C and 1.58% for Class Y.

(b)  Inception date was Oct. 3, 2002.

(c)  Measurement period started Oct. 1, 2002.

(d)  Effective June 2004, the Fund was included in a second Lipper peer group.

Before-Tax Returns


This table shows total returns from hypothetical investments in Class A, Class B, Class C and Class Y shares of the Fund. These returns are compared to the indexes shown for the same periods. The performance of different classes varies because of differences in sales charges and fees.

--------------------------------------------------------------------------------
7p   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2004 PROSPECTUS

After-Tax Returns

After-tax returns are shown only for Class A shares. After-tax returns for the other classes will vary. After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and most likely will differ from the returns shown in the table. If you hold your shares in a tax-deferred account, such as a 401(k) plan or an IRA, the after-tax returns do not apply to you since you will not incur taxes until you begin to withdraw from your account.

The return after taxes on Distributions for a period may be the same as the return before taxes for the same period if there are no distributions or if the distributions are small. The return after taxes on Distributions and sale of fund shares for a period may be greater than the return before taxes for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (since it can be used to offset other gains) may result in a higher return.

For purposes of this calculation we assumed:

o  the maximum sales charge for Class A shares,

o sales at the end of the period and deduction of the applicable contingent deferred sales charge (CDSC) for Class B shares,

o  no sales charge for Class C shares,

o  no sales charge for Class Y shares, and

o no adjustments for taxes paid by an investor on the reinvested income and capital gains.


The Morgan Stanley Capital International EAFE Index (MSCI EAFE Index), an unmanaged index, is compiled from a composite of securities markets of Europe, Australia and the Far East. The index is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

The Lipper International Funds Index includes the 30 largest international funds (growth and value) tracked by Lipper Inc. The index's returns include net reinvested dividends.

Lipper International Large Cap Core Funds Index includes the 10 largest international large-cap core funds tracked by Lipper Inc. The index's returns include net reinvested dividends.


--------------------------------------------------------------------------------
8p   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2004 PROSPECTUS

FEES AND EXPENSES

Fund investors pay various expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
                                                                    Class A    Class B    Class C   Class Y
Maximum sales charge (load) imposed on purchases(a)
(as a percentage of offering price)                                  5.75%      none       none      none

Maximum deferred sales charge (load) imposed on sales
(as a percentage of offering price at time of purchase)              none(b)     5%        1%(c)     none

Annual Fund Operating Expenses(d) (expenses that are deducted from Fund assets)


As a percentage of average daily net assets:  Class A  Class B Class C   Class Y
Management fees(e)                             0.93%    0.93%   0.93%      0.93%
Distribution (12b-1) fees                      0.25%    1.00%   1.00%      0.00%
Other expenses(f)                              0.55%    0.58%   0.58%      0.64%
Total                                          1.73%    2.51%   2.51%      1.57%

(a) This charge may be reduced depending on the value of your total investments in American Express Funds. See "Sales Charges."


(b) For Class A purchases over $1,000,000 on which no sales charge is assessed, a 1% sales charge applies if you sell your shares less than one year after purchase.

(c) For Class C purchases, a 1% sales charge applies if you sell your shares less than one year after purchase.


(d) AEFC and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Oct. 31, 2005, and will not be reimbursed by the Fund. Under this agreement, net expenses will not exceed 1.75% for Class A; 2.52% for Class B; 2.52% for Class C and 1.58% for Class Y.

(e) Includes the impact of a performance incentive adjustment fee that decreased the management fee by 0.04% for the most recent fiscal year.


(f) Other expenses include an administrative services fee, a shareholder service fee for Class Y, a transfer agency fee and other nonadvisory expenses.

--------------------------------------------------------------------------------
9p   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2004 PROSPECTUS

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

Assume you invest $10,000 and the Fund earns a 5% annual return each year. Also assume that the operating expenses remain the same each year. You would pay the following expenses if you redeem all of your shares at the end of the time periods indicated:


                                            1 year      3 years    5 years    10 years
Class A(a)                                   $741      $1,089      $1,461      $2,503
Class B                                      $654(b)   $1,082(b)   $1,436(b)   $2,658(c)
Class C                                      $254      $  782      $1,336      $2,850
Class Y                                      $160      $  496      $  856      $1,872


(a)  Includes a 5.75% sales charge.

(b)  Includes the applicable CDSC.

(c) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.

You would pay the following expenses if you did not redeem your shares:


                                            1 year      3 years    5 years    10 years
Class A(a)                                   $741      $1,089      $1,461      $2,503
Class B                                      $254      $  782      $1,336      $2,658(b)
Class C                                      $254      $  782      $1,336      $2,850
Class Y                                      $160      $  496      $  856      $1,872


(a)  Includes a 5.75% sales charge.

(b) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.


AEFC and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Oct. 31, 2005, and will not be reimbursed by the Fund. Under this agreement, net expenses will not exceed 1.75% for Class A, 2.52% for Class B, 2.52% for Class C and 1.58% for Class Y.


These examples do not represent actual expenses, past or future. Actual expenses may be higher or lower than those shown.

INVESTMENT MANAGER

AEFC selects, contracts with, and compensates the Subadvisers to manage the investment of the Fund's assets. AEFC monitors the compliance of the Subadvisers with the investment objectives and related policies of the Fund, reviews the performance of the Subadvisers, and reports periodically to the Board of Directors.

The Subadvisers each manage a portion of the Fund's assets based upon their respective experience in managing international funds investing in developed and emerging foreign markets whose investment goals and strategies are substantially similar to those of the Fund. New investments in the Fund, net of any redemptions, are allocated in accordance with AEFC's determination of the allocation that is in the best interests of the Fund's shareholders.

--------------------------------------------------------------------------------
10p   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2004 PROSPECTUS

Boston Company

D. Kirk Henry, CFA, joined Boston Company in 1994 to help spearhead the firm's international equity group. He serves as Senior Vice President and Director of International Investments. He is the lead portfolio manager on Boston Company's portion of the Fund. Prior to joining Boston Company, he was an Executive Vice President at Cseh International & Associates Inc. Previously, he was an international portfolio manager at Provident Capital Management, Inc. He started his career as a securities analyst with First Chicago Investment Advisors and Sears Investment Management Company. Mr. Henry graduated with a BA in human biology from Stanford University. He received his MBA in accounting/finance from the University of Chicago and is a Chartered Financial Analyst charter holder.

Clifford A. Smith, CFA, serves as an international equity portfolio manager/security analyst and as Senior Vice President. He joined the Boston Company in 1998 as Assistant Vice President, was promoted to Vice President in 1999, and became a Senior Vice President and portfolio manager in 2001. He is a member of the International Equity portfolio management staff and conducts research on global technology and European capital goods companies. Prior to joining Boston Company, Mr. Smith was Assistant Vice President of the Corporate Banking Division of Mellon Bank from 1995 to 1998. Mr. Smith holds a BS in engineering from Pennsylvania State University, an MS in engineering from Princeton University, and an MBA from Carnegie Mellon University. He is a Chartered Financial Analyst charter holder.

The Boston Company is located at One Boston Place, Boston, Massachusetts. Boston Company, subject to the supervision and approval of AEFC, provides investment advisory assistance and day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information under a Subadvisory Agreement with AEFC.

Marsico

James G. Gendelman, Portfolio Manager and Senior Analyst, joined Marsico in May 2000. He is the portfolio manager on Marsico's portion of the Fund. Prior to joining Marsico, Mr. Gendelman spent 13 years as a Vice President of International Sales for Goldman, Sachs & Co. He holds a bachelor's degree in Accounting from Michigan State University and a MBA in Finance from the University of Chicago. Mr. Gendelman was a certified public accountant for Ernst & Young from 1983 to 1985.

Marsico is located at 1200 17th Street, Suite 1600, Denver, Colorado 80202. Marsico, subject to the supervision and approval of AEFC, provides day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with AEFC. Marsico is an indirect wholly-owned subsidiary of Bank of America Corporation.

AEFC


The Fund pays AEFC a fee for managing its assets. Under the Investment Management Services Agreement, the fee for the most recent fiscal year was 0.93% of the Fund's average daily net assets including an adjustment under the terms of a performance incentive arrangement. The adjustment is computed by comparing the Fund's performance to the performance of an index of comparable funds published by Lipper Inc. In certain circumstances, the Board may approve a change in the index. The maximum adjustment (increase or decrease) is 0.12% of the Fund's average net assets on an annual basis. AEFC, in turn, pays a portion of this fee to each of


--------------------------------------------------------------------------------
11p   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2004 PROSPECTUS
the Subadvisers. Under the agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses. AEFC or an affiliate may make payments from its own resources, which include profits from management fees paid by the Fund, to compensate broker-dealers or other persons for providing distribution assistance. AEFC, located at 200 AXP Financial Center, Minneapolis, Minnesota 55474, is a wholly-owned subsidiary of American Express Company, a financial services company with headquarters at American Express Tower, World Financial Center, New York, New York 10285. In addition to managing investments for all of the AXP funds, AEFC manages investments for itself and its affiliates. For institutional clients, AEFC and its subsidiaries also provide investment management and related services such as separate account asset management, institutional trust and custody, and employee benefit plan administration, as well as investment products.


AEFC also serves as investment manager to the AXP Portfolio Builder Funds, a group of six affiliated funds-of-funds (the Portfolio Builder Funds) that provide asset-allocation services to shareholders by investing in shares of other AXP Funds, including the Fund. The Fund may experience relatively large purchases or redemptions from the Portfolio Builder Funds. Although AEFC seeks to minimize the impact of these transactions by structuring them over a reasonable period of time, the Fund may experience increased expenses as it buys and sells portfolio securities to manage transactions for the Portfolio Builder Funds. In addition, because the Portfolio Builder Funds may own a substantial portion of the Fund, a redemption by the Portfolio Builder Funds could cause the Fund's expense ratio to increase as the Fund's fixed costs would be spread over a smaller asset base. AEFC monitors expense levels and is committed to offering funds that are competitively priced. AEFC will report to the Fund's Board of Directors on the steps it has taken to manage any potential conflicts.


The Fund operates under an order from the Securities and Exchange Commission that permits AEFC, subject to the approval of the Board of Directors, to appoint a subadviser or change the terms of a subadvisory agreement for the Fund without first obtaining shareholder approval. The order permits the Fund to add or change unaffiliated subadvisers or the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.

OTHER SECURITIES AND INVESTMENT STRATEGIES

The Fund may invest in other securities and may use other investment strategies that are not principal investment strategies. The Fund's policies permit investment in other instruments, such as preferred stocks, warrants and convertible securities of foreign issuers, including sponsored or unsponsored American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs) as well as common stocks of U.S. issuers. Additionally, the Fund may use derivative instruments to produce incremental earnings, to hedge existing positions, and to increase flexibility. Even though the Fund's policies permit the use of derivatives in this manner, the portfolio manager is not required to use derivatives.

For more information on strategies and holdings, see the Fund's Statement of Additional Information (SAI) and its annual and semiannual reports.

--------------------------------------------------------------------------------
12p   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2004 PROSPECTUS

Portfolio Holdings Disclosure


The Fund's Board of Directors has adopted policies and procedures which govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio securities held by the Fund. A description of these policies and procedures is included in the Fund's Statement of Additional Information.

Buying and Selling Shares

The public offering price for Class A shares of the Fund is the net asset value
(NAV) plus a sales charge, and for Class B, C, and Y shares, the NAV. In addition to buying and selling shares through the Fund's distributor, American Express Financial Advisors Inc. (the Distributor), you may buy or sell shares through third parties, including 401(k) plans, banks, brokers, and investment advisers. Where authorized by the Fund, orders in good form are priced using the NAV next determined after your order is placed with the third party. Good form or good order means that your instructions have been received in the form required by the Distributor. This may include, for example, providing the fund name and account number, the amount of the transaction and all required signatures. For more information, refer to the sections on "Purchasing Shares" and "Exchanging/Selling Shares," or contact your financial advisor. If you buy or redeem shares through a third party, consult that firm to determine whether your order will be priced at the time it is placed with the third party or at the time it is placed with the Fund. The third party may charge a fee for its services.

VALUING FUND SHARES


The NAV is the value of a single share of the Fund. The NAV is determined by dividing the value of the Fund's assets, minus any liabilities, by the number of shares outstanding. AEFC calculates the NAV as of the close of business on the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time, on each day that the NYSE is open. The Fund's securities are valued primarily on the basis of market quotations obtained from outside pricing services approved by the Board. Certain short-term securities are valued at amortized cost.

When reliable market quotations are not readily available, securities are priced at fair value based on procedures adopted by the Board. These procedures are also used when the value of a security held by the Fund is materially affected by events that occur after the close of the primary market on which the security is traded but prior to the time as of which the Fund's NAV is determined. Valuing securities at fair value involves reliance on judgment. The fair value of a security is likely to differ from any available quoted or published price. To the extent that the Fund has significant holdings of foreign securities, fair valuation may be used more frequently than for other funds. The Fund uses an unaffiliated service provider to assist in determining fair values for foreign securities.

Foreign investments are valued in U.S. dollars. Some of the Fund's securities may be listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. In that event, the net asset value of the Fund's shares may change on days when shareholders will not be able to purchase or redeem the Fund's shares.


--------------------------------------------------------------------------------
13p   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2004 PROSPECTUS

INVESTMENT OPTIONS

1. Class A shares are sold to the public with a sales charge at the time of purchase and an annual distribution (12b-1) fee of 0.25%.

2. Class B shares are sold to the public with a contingent deferred sales charge (CDSC) and an annual distribution fee of 1.00%.

3. Class C shares are sold to the public without a sales charge at the time of purchase and with an annual distribution fee of 1.00% (may be subject to a CDSC).

4. Class Y shares are sold to qualifying institutional investors without a sales charge or distribution fee. Please see the SAI for information on eligibility to purchase Class Y shares.

The Fund also offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares are made available through a separate prospectus supplement provided to investors eligible to purchase the shares.

Investment options summary

The Fund offers different classes of shares. There are differences among the fees and expenses for each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your financial advisor can help you with this decision.

The following table shows the key features of each class:

                  Class A         Class B         Class C         Class Y
----------------- --------------- --------------- --------------- --------------
Availability      Available to    Available to    Available to    Limited to
                  all             all             all             qualifying
                  investors.      investors.      investors.      institutional
                                                                  investors.
----------------- --------------- --------------- --------------- --------------
Initial Sales     Yes. Payable    No. Entire      No. Entire      No. Entire
Charge            at time of      purchase        purchase        purchase
                  purchase.       price is        price is        price is
                  Lower sales     invested in     invested in     invested in
                  charge for      shares of the   shares of the   shares of the
                  larger          Fund.           Fund.           Fund.
                  investments.
----------------- --------------- --------------- --------------- --------------
Deferred Sales    On purchases    Maximum 5%      1% CDSC         None.
Charge            over            CDSC during     applies if
                  $1,000,000,     the first       you sell your
                  1% CDSC         year            shares less
                  applies if      decreasing to   than one year
                  you sell your   0% after six    after
                  shares less     years.          purchase.
                  than one year
                  after
                  purchase.
----------------- --------------- --------------- --------------- --------------
Distribution      Yes.* 0.25%     Yes.* 1.00%     Yes.* 1.00%     Yes.  0.10%
and/or
Shareholder
Service Fee
----------------- --------------- --------------- --------------- --------------
Conversion to     N/A             Yes,            No.             No.
Class A                           automatically
                                  in ninth
                                  calendar year
                                  of ownership.
----------------- --------------- --------------- --------------- --------------

* The Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 that allows it to pay distribution and servicing-related expenses for the sale of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an on-going basis, the fees may cost long-term shareholders more than paying other types of sales charges imposed by some mutual funds.

--------------------------------------------------------------------------------
14p   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2004 PROSPECTUS

Should you purchase Class A, Class B or Class C shares?

If your investments in American Express mutual funds total $100,000 or more, Class A shares may be the better option because the sales charge is reduced for larger purchases. If you qualify for a waiver of the sales charge, Class A shares will be the best option.

If you invest less than $100,000, consider how long you plan to hold your shares. Class B shares have a higher annual distribution fee than Class A shares and a CDSC for six years. Class B shares convert to Class A shares in the ninth calendar year of ownership. Class B shares purchased through reinvested dividends and distributions also will convert to Class A shares in the same proportion as the other Class B shares.

Class C shares also have a higher annual distribution fee than Class A shares. Class C shares have no sales charge if you hold the shares for one year or longer. Unlike Class B shares, Class C shares do not convert to Class A. As a result, you will pay a 1% distribution fee for as long as you hold Class C shares. If you choose a deferred sales charge option (Class B or Class C), generally you should consider Class B shares if you intend to hold your shares for more than six years. Consider Class C shares if you intend to hold your shares less than six years. To help you determine what investment is best for you, consult your financial advisor.

PURCHASING SHARES

To purchase shares through entities other than the Distributor, please consult your selling agent. The following section explains how you can purchase shares from the Distributor.

If you do not have an existing American Express mutual fund account, you will need to establish a brokerage account. Your financial advisor will help you fill out and submit an application. Once your account is set up, you can choose among several convenient ways to invest.

When you purchase, your order will be priced at the next NAV calculated after your order is accepted by the Fund. If your application does not specify which class of shares you are purchasing, we will assume you are investing in Class A shares.

Important: When you open an account, you must provide your correct Taxpayer Identification Number (TIN), which is either your Social Security or Employer Identification number.

If you do not provide and certify the correct TIN, you could be subject to backup withholding of 28% of taxable distributions and proceeds from certain sales and exchanges. You also could be subject to further penalties, such as:

o  a $50 penalty for each failure to supply your correct TIN,

o a civil penalty of $500 if you make a false statement that results in no backup withholding, and

o  criminal penalties for falsifying information.

You also could be subject to backup withholding, if the IRS notifies us to do so, because you failed to report required interest or dividends on your tax return.

--------------------------------------------------------------------------------
15p   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2004 PROSPECTUS

How to determine the correct TIN

For this type of account:        Use the Social Security or Employer
                                 Identification number of:
-------------------------------- -----------------------------------------------
Individual or joint account      The individual or one of the owners listed on
                                 the joint account
-------------------------------- -----------------------------------------------
Custodian account of a minor     The minor
(Uniform Gifts/Transfers to
Minors Act)
-------------------------------- -----------------------------------------------
A revocable living trust         The grantor-trustee (the person who puts the
                                 money into the trust)
-------------------------------- -----------------------------------------------
An irrevocable trust, pension    The legal entity (not the personal
trust or estate                  representative or trustee, unless no legal
                                 entity is designated in the account title)
-------------------------------- -----------------------------------------------
Sole proprietorship or           The owner
single-owner LLC
-------------------------------- -----------------------------------------------
Partnership or multi-member      The partnership
LLC
-------------------------------- -----------------------------------------------
Corporate or LLC electing        The corporation
corporate status
on  Form 8837
-------------------------------- -----------------------------------------------
Association, club or             The organization
tax-exempt organization
-------------------------------- -----------------------------------------------

For details on TIN requirements, contact your financial advisor to obtain a copy of federal Form W-9, "Request for Taxpayer Identification Number and Certification." You also may obtain the form on the Internet at www.irs.gov.

Methods of purchasing shares

By mail

Once your account has been established, send your check to:

American Express Funds
70200 AXP Financial Center
Minneapolis, MN 55474

Minimum amounts
Initial investment:                 $2,000*
Additional investments:             $500**
Account balances:                   $300
Qualified account balances:         none

If your Fund account balance falls below $300 for any reason, including a market decline, you will be asked to increase it to $300 or establish a scheduled investment plan. If you do not do so within 30 days, your shares can be sold and the proceeds mailed to you.

 * $1,000 for tax qualified accounts.

** $100 minimum add-on for existing mutual fund accounts outside of a brokerage account (direct at fund accounts).

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16p   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2004 PROSPECTUS

By scheduled investment plan

Minimum amounts
Initial investment:                 $2,000*
Additional investments:             $100**
Account balances:                   none (on a scheduled investment plan with
                                    monthly payments)

If your Fund account balance is below $2,000, you must make payments at least monthly.

 * $100 for direct at fund accounts.

** $50 minimum per payment for qualified accounts in a direct at fund account.

By wire or electronic funds transfer

Please contact your financial advisor or selling agent for specific instructions.

Minimum wire purchase amount: $1,000 or new account minimum, as applicable.

By telephone

If you have a brokerage account, you may use the money in your account to make initial and subsequent purchases.

To place your order, call:

(800) 297-7378 for brokerage accounts

(800) 967-4377 for wrap accounts

TRANSACTIONS THROUGH THIRD PARTIES


You may buy or sell shares through certain 401(k) plans, banks, broker-dealers, financial advisors or other investment professionals. These organizations may charge you a fee for this service and may have different policies. Some policy differences may include different minimum investment amounts, exchange privileges, fund choices and cutoff times for investments. The Fund and the Distributor are not responsible for the failure of one of these organizations to carry out its obligations to its customers. Some organizations may receive compensation from the Distributor or its affiliates for shareholder recordkeeping and similar services. Where authorized by the Fund, some organizations may designate selected agents to accept purchase or sale orders on the Fund's behalf. To buy or sell shares through third parties or to determine if there are policy differences, please consult your selling agent. For other information related to buying or selling shares, please refer to the appropriate section in the prospectus.


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17p   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2004 PROSPECTUS

SALES CHARGES

Class A -- initial sales charge alternative

When you purchase Class A shares, you pay a sales charge as shown in the following table:

                                     Sales charge as percentage of:
Total market value        Public offering price*         Net amount invested
Up to $49,999                      5.75%                         6.10%
$50,000-$99,999                    4.75                          4.99
$100,000-$249,999                  3.50                          3.63
$250,000-$499,999                  2.50                          2.56
$500,000-$999,999                  2.00                          2.04
$1,000,000 or more                 0.00                          0.00

* Offering price includes the sales charge.

You may be able to reduce the sales charge on Class A shares, based on the combined market value of your accounts.

The current market values of the following investments are eligible to be added together for purposes of determining the sales charge on your purchase:

o  Your current investment in this Fund, and

o Previous investments you and members of your primary household group have made in Class A, Class B or Class C shares in this and other American Express mutual funds, provided your investment was subject to a sales charge.

   o Your primary household group consists of you, your spouse or domestic partner, and your unmarried children under age 21 sharing a mailing address. For purposes of this policy a domestic partner is an individual who shares your primary residence and with whom you own joint property. If you or any member of your primary household group elects to separate from the primary household group (for example, by asking that account statements be sent to separate addresses), your assets will no longer be combined for purposes of reducing your sales charge.

The following accounts are eligible to be included in determining the sales charge on your purchase:

o  Individual or joint accounts held directly at the Fund;

o  Individual or joint accounts held through American Express Brokerage;

o Roth and traditional IRAs, SEPs, SIMPLEs and TSCAs, provided they are invested in Class A, Class B or Class C shares that are subject to a sales charge and are not part of a group billing as described under "Other Class A sales charge policies";

o UGMA/UTMA accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child;

o Revocable trust accounts for which you or a member of your primary household group, individually, is the beneficiary;

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18p   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2004 PROSPECTUS

o Accounts held in the name of your, your spouse's, or your domestic partner's sole proprietorship or single owner limited liability company or S corporation; and

o Qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan.

The following accounts are not eligible to be included in determining the sales charge on your purchase:

o Accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts);

o  Investments in AXP Tax-Free Money Fund;

o Investments in Class A shares where the sales charge is waived, for example, purchases through wrap accounts, including American Express Strategic Portfolio Service Advantage (SPS);

o  Investments in Class D, Class E, or Class Y shares;

o Investments in 529 plans, donor advised funds, variable annuities, variable life insurance products, wrap accounts or managed separate accounts; and

o  Charitable and irrevocable trust accounts.

If you purchase American Express mutual fund shares through different channels, for example, through a firm other than the Distributor, and you want to include those assets toward a reduced sales charge, you must inform the Distributor in writing about the other accounts when placing your purchase order. When placing your purchase order, you must provide the Distributor with your most recent account statement and contact information regarding the other accounts. A selling agent other than the Distributor may require additional information.

Unless you provide the Distributor or your financial advisor with information about all of the accounts that may count toward a sales charge reduction, there can be no assurance that you will receive all of the reductions for which you may be eligible.

For more information on rights of accumulation, please see the SAI.

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19p   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2004 PROSPECTUS

Other Class A sales charge policies

o Group billing: Purchases made through a payroll deduction program offered by an employer retirement plan that has elected to take advantage of the Distributor's group billing service, may be added together to reduce sales charges for all shares purchased through the plan.

o Letter of Intent: If you intend to invest $50,000 or more over a period of 13 months, you can reduce the sales charges in Class A by completing a letter of intent form and filing it with the Distributor. The letter of intent may apply to purchases made up to 90 days before it is received in good order by the Distributor. Your holdings in American Express mutual funds acquired more than 90 days before receipt of your signed letter of intent in the Distributor's corporate office will not be counted towards the completion of the letter of intent. If purchasing shares in a brokerage account or through a third party, you must request the reduced sales charge when you buy shares. If you do not complete and file the form, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge. For more details, please contact your financial advisor or see the SAI.

Waivers of the sales charge for Class A shares

Sales charges do not apply to:

o current or retired board members, officers or employees of the Fund or AEFC or its subsidiaries, their spouses or domestic partners, children and parents.

o current or retired American Express financial advisors, employees of financial advisors, their spouses or domestic partners, children and parents.

o registered representatives and other employees of brokers, dealers or other financial institutions having a sales agreement with the Distributor, including their spouses, domestic partners, children and parents.

o qualified employee benefit plans offering participants daily access to American Express mutual funds. Eligibility must be determined in advance. For assistance, please contact your financial advisor. Participants in certain qualified plans where the initial sales charge is waived may be subject to a deferred sales charge of up to 4%.

o shareholders who have at least $1 million in American Express mutual funds. If the investment is sold less than one year after purchase, a CDSC of 1% will be charged.

o direct rollovers from American Express Retirement Services, provided that the rollover involves a transfer of Class Y shares in this Fund to Class A shares in this Fund.

o  purchases made:

   o with dividend or capital gain distributions from this Fund or from the same class of another American Express mutual fund,

   o through or under a wrap fee product or other investment product sponsored by the Distributor or another authorized broker-dealer, investment advisor, bank or investment professional,

   o within the University of Texas System ORP,

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20p   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2004 PROSPECTUS

   o within a segregated separate account offered by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company,

   o through or under a subsidiary of AEFC offering Personal Trust Services' Asset-Based pricing alternative.

o shareholders whose original purchase was in a Strategist fund merged into an American Express fund in 2000.

o repurchases. You can change your mind after requesting a sale and use all or part of the proceeds to purchase new shares in the same account from which you sold. If you reinvest in Class A, you will purchase the new shares at NAV rather than the offering price on the date of a new purchase. To take advantage of this waiver, send a written request within 90 days of the date your sale request was processed and include your account number. This privilege may be limited or withdrawn at any time and use of this option may have tax consequences.

Policies related to reducing or waiving the sales charge may be modified or withdrawn at any time.

Unless you provide the Distributor or your financial advisor with information about all of the factors that may count toward a waiver of the sales charge, there can be no assurance that you will receive all of the waivers for which you may be eligible.

You also may view this information about sales charges and breakpoints free of charge on the Fund's website. Go to www.americanexpress.com/funds and click on the hyperlink "Sales Charge Discount Information."

Class B and Class C -- contingent deferred sales charge (CDSC) alternative

For Class B, the CDSC is based on the sale amount and the number of calendar years -- including the year of purchase -- between purchase and sale. The following table shows how CDSC percentages on sales decline after a purchase:

If the sale is made during the:        The CDSC percentage rate is:
First year                                          5%
Second year                                         4%
Third year                                          4%
Fourth year                                         3%
Fifth year                                          2%
Sixth year                                          1%
Seventh year                                        0%

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

For Class C, a 1% CDSC is charged if you sell your shares less than one year after purchase.

For both Class B and Class C, if the amount you are selling causes the value of your investment to fall below the cost of the shares you have purchased, the CDSC is based on the lower of the cost of those shares purchased or market value. Because the CDSC is imposed only on sales that reduce your total purchase payments, you never have to pay a CDSC on any amount that represents appreciation in the value of your shares, income earned by your shares, or capital gains.

In addition, the CDSC on your sale, if any, will be based on your oldest purchase payment. The CDSC on the next amount sold will be based on the next oldest purchase payment.

Example

Assume you had invested $10,000 in Class B shares and that your investment had appreciated in value to $12,000 after 3 1/2 years, including reinvested dividends and capital gain distributions. You could sell up to $2,000 worth of shares without paying a CDSC ($12,000 current value less $10,000 purchase amount). If you sold $2,500 worth of shares, the CDSC would apply to the $500 representing part of your original purchase price. The CDSC rate would be 3% because the sale was made during the fourth year after the purchase.

Waivers of the sales charge for Class B and Class C shares

The CDSC will be waived on sales of shares:

o  in the event of the shareholder's death,

o  held in trust for an employee benefit plan, or

o held in IRAs or certain qualified plans if American Express Trust Company is the custodian, such as Keogh plans, tax-sheltered custodial accounts or corporate pension plans, provided that the shareholder is:

   o at least 59 1/2 years old AND

   o taking a retirement distribution (if the sale is part of a transfer to an IRA or qualified plan, or a custodian-to-custodian transfer, the CDSC will not be waived) OR

   o selling under an approved substantially equal periodic payment arrangement.

EXCHANGING/SELLING SHARES

To sell or exchange shares held with entities other than the Distributor, please consult your selling agent. The following section explains how you can exchange or sell shares held with the Distributor.

Exchanges

You may exchange your Fund shares at no charge for shares of the same class of any other publicly offered American Express mutual fund. Exchanges into AXP Tax-Free Money Fund may only be made from Class A shares. For complete information on the other fund, including fees and expenses, read that fund's prospectus carefully. Your exchange will be priced at the next NAV calculated after we receive your transaction request in good order.

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


Market timing is frequent or short-term trading by certain shareholders intended to profit at the expense of other shareholders by selling shares of a fund shortly after purchase. Market timing may adversely impact a fund's performance by preventing the portfolio manager from fully investing the assets of the fund, diluting the value of shares held by long-term shareholders, or increasing the fund's transaction costs.

Funds that invest in securities which trade on overseas securities markets may be vulnerable to market timers who seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets, which is generally the time at which a fund's NAV is calculated. To the extent that the Fund has significant holdings of foreign securities, the risks of market timing may be greater than for funds that do not have significant foreign holdings. See "Principal Investment Strategies" for a discussion of the kinds of securities in which the Fund invests. See also "Valuing Fund Shares" for a discussion of the Fund's policy on fair value pricing, which is intended, in part, to reduce the frequency and effect of market timing.

The Fund's Board of Directors has adopted a policy that is designed to detect and deter market timing. The Fund seeks to enforce this policy through the Distributor and its transfer agent as follows:


o The Fund tries to distinguish market timing from trading that it believes is not harmful, such as periodic rebalancing for purposes of asset allocation or dollar cost averaging. Under the Fund's procedures, there is no set number of transactions in the Fund that constitutes market timing. Even one purchase and subsequent sale by related accounts may be market timing. Generally, the Fund seeks to restrict the exchange privilege of an investor who makes more than three exchanges into or out of the Fund in any 90-day period. Accounts held by a retirement plan or financial intermediary for the benefit of its participants or clients, which typically engage in daily transactions, are not subject to this limit. The Distributor does seek the assistance of retirement plans and financial intermediaries in applying similar restrictions on the sub-accounts of their participants or clients.


o If an investor's trading activity is determined to be market timing or otherwise harmful to existing shareholders, the Fund reserves the right to modify or discontinue the investor's exchange privilege or reject the investor's purchases or exchanges, including purchases or exchanges accepted by a retirement plan or other financial intermediary. The Fund may treat accounts it believes to be under common control as a single account for these purposes, although it may not be able to identify all such accounts.


o Although the Fund does not knowingly permit market timing, it cannot guarantee that it will be able to identify and restrict all short-term trading activity. The Fund receives purchase and sale orders through retirement plans and financial intermediaries where market timing activity may not always be successfully detected.

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23p   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2004 PROSPECTUS

Other exchange policies:

o  Exchanges must be made into the same class of shares of the new fund.

o If your exchange creates a new account, it must satisfy the minimum investment amount for new purchases.

o  Once we receive your exchange request, you cannot cancel it.

o  Shares of the new fund may not be used on the same day for another exchange.

o If your shares are pledged as collateral, the exchange will be delayed until written approval is received from the secured party.

Selling Shares

You may sell your shares at any time. The payment will be mailed within seven days after your request is received in good order.

When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in good order by the Fund, minus any applicable CDSC.

You can change your mind after requesting a sale and use all or part of the proceeds to purchase new shares in the same account from which you sold. If you reinvest in Class A, you will purchase the new shares at NAV rather than the offering price on the date of a new purchase. If you reinvest in Class B or Class C, any CDSC you paid on the amount you are reinvesting also will be reinvested. To take advantage of this waiver, send a written request within 90 days of the date your sale request was processed and include your account number. This privilege may be limited or withdrawn at any time and use of this option may have tax consequences.

The Fund reserves the right to redeem in kind.

For more details and a description of other sales policies, please see the SAI.

If you decide to sell your shares within 30 days of a telephoned-in address change, a written request is required.

Important: If you request a sale of shares you recently purchased by a check or money order that is not guaranteed, the Fund will wait for your check to clear. It may take up to 10 days from the date of purchase before payment is made. Payment may be made earlier if your bank provides evidence satisfactory to the Fund and the Distributor that your check has cleared.

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24p   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2004 PROSPECTUS

Ways to request an exchange or sale of shares

By regular or express mail

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

Include in your letter:

o  your account number

o  the name of the fund(s)

o  the class of shares to be exchanged or sold

o  your Social Security number or Employer Identification number

o  the dollar amount or number of shares you want to exchange or sell

o  specific instructions regarding delivery or exchange destination

o signature(s) of registered account owner(s) (All signatures may be required. Contact your financial advisor for more information.)

o  any paper certificates of shares you hold

Payment will be mailed to the address of record and made payable to the names listed on the account, unless your request specifies differently and is signed by all owners.

The express mail delivery charges you pay will vary depending on domestic or international delivery instructions.

By telephone

(800) 297-7378 for brokerage accounts

(800) 862-7919 for direct at fund accounts

(800) 967-4377 for wrap accounts

o The Fund and the Distributor will use reasonable procedures to confirm authenticity of telephone exchange or sale requests.

o Telephone exchange and sale privileges automatically apply to all accounts except custodial, corporate or qualified retirement accounts. You may request that these privileges NOT apply by writing the Distributor. Each registered owner must sign the request.

o Acting on your instructions, your financial advisor may conduct telephone transactions on your behalf.

o  Telephone privileges may be modified or discontinued at any time.

Minimum sale amount:          $100

Maximum sale amount:          $100,000

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25p   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2004 PROSPECTUS

By wire

You can wire money from your account to your bank account. Contact your financial advisor or the Distributor at the above numbers for additional information.

o  Minimum amount: $1,000

o  Pre-authorization is required.

o  A service fee may be charged against your account for each wire sent.

By scheduled payout plan

o  Minimum payment: $100*

o  Contact your financial advisor or the Distributor to set up regular payments.

o Purchasing new shares while under a payout plan may be disadvantageous because of the sales charges.

* Minimum is $50 in a direct at fund account.

Electronic transactions

The ability to initiate transactions via the internet may be unavailable or delayed at certain times (for example, during periods of unusual market activity). The Fund and the Distributor are not responsible for any losses associated with unexecuted transactions. In addition, the Fund and the Distributor are not responsible for any losses resulting from unauthorized transactions if reasonable security measures are followed to validate the investor's identity. The Fund may modify or discontinue electronic privileges at any time.

Distributions and Taxes

As a shareholder you are entitled to your share of the Fund's net income and net gains. The Fund distributes dividends and capital gains to qualify as a regulated investment company and to avoid paying corporate income and excise taxes.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

The Fund's net investment income is distributed to you as dividends. Dividends may be composed of qualifying dividend income, which is eligible for preferential tax rates under current tax law, as well as other ordinary dividend income, which may include non-qualifying dividends, interest income and short-term capital gains. Capital gains are realized when a security is sold for a higher price than was paid for it. Each realized capital gain or loss is long-term or short-term depending on the length of time the Fund held the security. Realized capital gains and losses offset each other. The Fund offsets any net realized capital gains by any available capital loss carryovers. Net short-term capital gains are included in net investment income. Net realized long-term capital gains, if any, are distributed by the end of the calendar year as capital gain distributions.

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

REINVESTMENTS

Dividends and capital gain distributions are automatically reinvested in additional shares in the same class of the Fund, unless:

o  you request distributions in cash, or

o you direct the Fund to invest your distributions in the same class of any publicly offered American Express mutual fund for which you have previously opened an account.

We reinvest the distributions for you at the next calculated NAV after the distribution is paid.

If you choose cash distributions, you will receive cash only for distributions declared after your request has been processed.

TAXES

Distributions are subject to federal income tax and may be subject to state and local taxes in the year they are declared. You must report distributions on your tax returns, even if they are reinvested in additional shares. Income received by the Fund may be subject to foreign tax and withholding. Tax conventions between certain countries and the U.S. may reduce or eliminate these taxes.

If you buy shares shortly before the record date of a distribution, you may pay taxes on money earned by the Fund before you were a shareholder. You will pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which may be taxable.

For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held for more than one year).

You may not create a tax loss, based on paying a sales charge, by exchanging shares within 91 days of purchase. If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased. For more information, see the SAI.

Selling shares held in an IRA or qualified retirement account may subject you to federal taxes, penalties and reporting requirements. Please consult your tax advisor.

Important: This information is a brief and selective summary of some of the tax rules that apply to this Fund. Because tax matters are highly individual and complex, you should consult a qualified tax advisor.

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

Financial Highlights

The financial highlights tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the Fund's financial statements, is included in the annual report which, if not included with this prospectus, is available upon request.


Class A
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                                   2004            2003            2002(b)
Net asset value, beginning of period                                          $6.34           $5.20           $5.03
                                                                              -----           -----           -----
Income from investment operations:
Net investment income (loss)                                                    .05             .02              --
Net gains (losses) (both realized and unrealized)                               .90            1.13             .17
                                                                              -----           -----           -----
Total from investment operations                                                .95            1.15             .17
                                                                              -----           -----           -----
Less distributions:
Dividends from net investment income                                           (.09)           (.01)             --
Distributions from realized gains                                              (.17)             --              --
                                                                              -----           -----           -----
Total distributions                                                            (.26)           (.01)             --
                                                                              -----           -----           -----
Net asset value, end of period                                                $7.03           $6.34           $5.20
                                                                              -----           -----           -----
Ratios/supplemental data
Net assets, end of period (in millions)                                         $98             $63             $22
Ratio of expenses to average daily net assets(c)                              1.73%           1.74%(d)        1.67%(d),(e)
Ratio of net investment income (loss) to average daily net assets              .51%            .73%          (1.01%)(e)
Portfolio turnover rate (excluding short-term securities)                      111%             58%              2%
Total return(f)                                                              15.39%          22.26%           3.38%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Oct. 3, 2002 (when shares became publicly available) to Oct. 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 2.21% and 5.51% for the periods ended Oct. 31, 2003 and 2002, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.


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


Class B
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                                   2004            2003            2002(b)
Net asset value, beginning of period                                          $6.29           $5.20           $5.03
                                                                              -----           -----           -----
Income from investment operations:
Net gains (losses) (both realized and unrealized)                               .89            1.10             .17
                                                                              -----           -----           -----
Less distributions:
Dividends from net investment income                                           (.07)           (.01)             --
Distributions from realized gains                                              (.17)             --              --
                                                                              -----           -----           -----
Total distributions                                                            (.24)           (.01)             --
                                                                              -----           -----           -----
Net asset value, end of period                                                $6.94           $6.29           $5.20
                                                                              -----           -----           -----
Ratios/supplemental data
Net assets, end of period (in millions)                                         $22             $13              $1
Ratio of expenses to average daily net assets(c)                              2.51%           2.52%(d)        2.52%(d),(e)
Ratio of net investment income (loss) to average daily net assets             (.22%)           .04%          (1.46%)(e)
Portfolio turnover rate (excluding short-term securities)                      111%             58%              2%
Total return(f)                                                              14.41%          21.23%           3.38%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Oct. 3, 2002 (when shares became publicly available) to Oct. 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 2.98% and 6.28% for the periods ended Oct. 31, 2003 and 2002, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.


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


Class C
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                                   2004            2003            2002(b)
Net asset value, beginning of period                                          $6.29           $5.20           $5.03
                                                                              -----           -----           -----
Income from investment operations:
Net gains (losses) (both realized and unrealized)                               .89            1.10             .17
                                                                              -----           -----           -----
Less distributions:
Dividends from net investment income                                           (.06)           (.01)             --
Distributions from realized gains                                              (.17)             --              --
                                                                              -----           -----           -----
Total distributions                                                            (.23)           (.01)             --
                                                                              -----           -----           -----
Net asset value, end of period                                                $6.95           $6.29           $5.20
                                                                              -----           -----           -----
Ratios/supplemental data
Net assets, end of period (in millions)                                          $2              $1            $ --
Ratio of expenses to average daily net assets(c)                              2.51%           2.52%(d)        2.51%(d),(e)
Ratio of net investment income (loss) to average daily net assets             (.24%)          (.01%)         (1.60%)(e)
Portfolio turnover rate (excluding short-term securities)                      111%             58%              2%
Total return(f)                                                              14.54%          21.23%           3.38%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Oct. 3, 2002 (when shares became publicly available) to Oct. 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 2.98% and 6.28% for the periods ended Oct. 31, 2003 and 2002, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.


--------------------------------------------------------------------------------
30p   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2004 PROSPECTUS

Class Y
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                                   2004            2003            2002(b)
Net asset value, beginning of period                                          $6.35           $5.20           $5.03
                                                                              -----           -----           -----
Income from investment operations:
Net investment income (loss)                                                    .06             .03              --
Net gains (losses) (both realized and unrealized)                               .91            1.13             .17
                                                                              -----           -----           -----
Total from investment operations                                                .97            1.16             .17
                                                                              -----           -----           -----
Less distributions:
Dividends from net investment income                                           (.10)           (.01)             --
Distributions from realized gains                                              (.17)             --              --
                                                                              -----           -----           -----
Total distributions                                                            (.27)           (.01)             --
                                                                              -----           -----           -----
Net asset value, end of period                                                $7.05           $6.35           $5.20
                                                                              -----           -----           -----
Ratios/supplemental data
Net assets, end of period (in millions)                                        $ --            $ --            $ --
Ratio of expenses to average daily net assets(c)                               1.57%           1.57%(d)        1.52%(d),(e)
Ratio of net investment income (loss) to average daily net assets               .37%            .86%           (.80%)(e)
Portfolio turnover rate (excluding short-term securities)                       111%             58%              2%
Total return(f)                                                               15.63%          22.48%           3.38%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Oct. 3, 2002 (when shares became publicly available) to Oct. 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 2.04% and 5.34% for the periods ended Oct. 31, 2003 and 2002, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.


--------------------------------------------------------------------------------
31p   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2004 PROSPECTUS

This Fund, along with the other American Express mutual funds, is distributed by American Express Financial Advisors Inc. and can be purchased from an American Express financial advisor or from other authorized broker-dealers or third parties. The Funds can be found under the "Amer Express" banner in most mutual fund quotations.


Additional information about the Fund and its investments is available in the Fund's Statement of Additional Information (SAI), and annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of market conditions and investment strategies that significantly affected the Fund during its most recent fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report, or the semiannual report, contact your selling agent or American Express Client Service Corporation.


American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474
(800) 862-7919
TTY: (800) 846-4852
Website address:
americanexpress.com/funds

You may review and copy information about the Fund, including the SAI, at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 1-202-942-8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at (http://www.sec.gov). Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

American Express Partners Funds
70100 AXP Financial Center
Minneapolis, MN 55474

Investment Company Act File #811-10427

Ticker Symbol
Class A: AAICX            Class B:  APCBX
Class C: --               Class Y:  --

(logo)
AMERICAN
 EXPRESS
(R)

American Express Partners Funds
70100 AXP Financial Center
Minneapolis, MN 55474

                                                             S-6259-99 E (12/04)

                    AXP(R) Partners International Core Fund
                   Supplement to the Dec. 30, 2004 Prospectus

This supplement describes the Fund's Class I shares. The caption headings used in this Supplement correspond to the caption headings used in the prospectus.

You may purchase Class I shares only if you are an eligible investor, as described under the caption "Buying and Selling Shares" below.

PAST PERFORMANCE

Class I has not been in existence for a full calendar year, and therefore performance information is not shown. The performance table is intended to indicate some of the risks of investing in the Fund by showing changes in the Fund's performance over time. Please note that you will find performance returns, after the deduction of certain taxes, for other classes of shares of the Fund, together with returns of one or more broad measures of market performance, in the performance table of the prospectus.

Past performance for Class I for the period prior to March 4, 2004 may be calculated based on the performance of Class A, adjusted to reflect differences in sales charges, but not in annual fund operating expenses. The use of blended performance (Class I performance blended with Class A performance for periods before March 4, 2004) generally results in lower performance than Class I shares would have achieved had they been offered for the entire period.

FEES AND EXPENSES

Fund investors pay various expenses. The table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table is supplemented as follows:

Shareholder Fees (fees paid directly from your investment)
                                                                    Class I
Maximum sales charge (load) imposed on purchases
(as a percentage of offering price)                                  none

Maximum deferred sales charge (load) imposed on sales
(as a percentage of offering price at time of purchase)              none

Annual Fund operating expenses (expenses that are deducted from Fund assets)


As a percentage of average daily net assets:                        Class I
Management fees(a)                                                   0.93%
Distribution (12b-1) fees                                            0.00%
Other expenses(b)                                                    0.36%
Total(c)                                                             1.29%

(a) Includes the impact of a performance incentive adjustment fee that decreased the Fund's management fee by 0.04% for the most recent fiscal year.


(b) Other expenses include an administrative services fee and other nonadvisory expenses.


(c) American Express Financial Corporation (AEFC) and its affiliates have contractually agreed to waive certain fees and to absorb certain other Fund expenses through Oct. 31, 2005, and will not be reimbursed by the Fund. Under this agreement, net expenses will not exceed 1.35% for Class I.


Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table is supplemented as follows:


                                        1 year   3 years  5 years    10 years
Class I                                  $131     $409     $709       $1,561

BUYING AND SELLING SHARES

The description of Investment Options is supplemented as follows:

If you are an eligible investor, you may purchase Class I shares at net asset value without an initial sales charge or CDSC on redemption. Class I shares do not have annual distribution and service fees, and do not convert to any other class of shares.

The following eligible investors may purchase Class I shares:

o Any fund distributed by American Express Financial Advisors Inc. (AEFA), if the fund seeks to achieve its investment objective by investing primarily in shares of the Fund and other American Express Funds.

In addition, AEFA, in its sole discretion, may accept investments from other purchasers not listed above.

The discussion of buying and selling shares is supplemented as follows:

You may purchase, redeem or exchange Class I shares only through AEFA (see the back cover of the prospectus for address and telephone number). You may exchange your Class I shares only for Class I shares of another American Express Fund.

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the Fund's financial performance. It is supplemented as follows:


Class I
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                          2004(b)
Net asset value, beginning of period                                 $6.91
                                                                     -----
Income from investment operations:
Net gains (losses) (both realized and unrealized)                      .15
                                                                     -----
Net asset value, end of period                                       $7.06
                                                                     -----
Ratios/supplemental data
Net assets, end of period (in millions)                                $22
Ratio of expenses to average daily net assets(c)                     1.29%(d)
Ratio of net investment income (loss) to average daily net assets     .78%(d)
Portfolio turnover rate (excluding short-term securities)             111%
Total return(e)                                                      2.17%(f)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.


                                                             S-6259-79 E (12/04)

AXP(R) Partners
         International
                  Select Value
                        Fund

AXP Partners International Select Value Fund seeks to provide shareholders with long-term capital growth.

Prospectus
Dec. 30, 2004

Please note that this Fund:

o  is not a bank deposit

o  is not federally insured

o  is not endorsed by any bank or government agency

o  is not guaranteed to achieve its goal

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Partners Funds                                                        (R)

Table of Contents

TAKE A CLOSER LOOK AT:

The Fund                                   3p

Goal                                       3p

Principal Investment Strategies            3p

Principal Risks                            4p

Past Performance                           5p

Fees and Expenses                          8p

Investment Manager                         9p

Other Securities and
   Investment Strategies                  11p

Buying and Selling Shares                 12p

Valuing Fund Shares                       12p

Investment Options                        13p

Purchasing Shares                         14p

Transactions Through Third Parties        16p

Sales Charges                             17p

Exchanging/Selling Shares                 21p

Distributions and Taxes                   26p

Financial Highlights                      28p

--------------------------------------------------------------------------------
2p -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2004 PROSPECTUS

The Fund

GOAL

AXP Partners International Select Value Fund (the Fund) seeks to provide shareholders with long-term capital growth. Because any investment involves risk, achieving this goal cannot be guaranteed.

PRINCIPAL INVESTMENT STRATEGIES

The Fund's assets primarily are invested in equity securities of issuers in countries that are part of the Morgan Stanley Capital International (MSCI) EAFE (Europe, Australia and the Far East) Index and Canada. The Fund's assets will be diversified among many foreign countries, but not necessarily in the same proportion that the countries are represented in the EAFE Index. The Fund's assets also may be invested in less developed or emerging markets.

American Express Financial Corporation (AEFC), serves as the investment manager to the Fund and is responsible for the Fund's overall administration and oversight of the subadviser. AEFC has selected an independent asset manager, Alliance Capital Management L.P. (the Subadviser), to subadvise the Fund.

The Subadviser uses a value-oriented approach to buy and sell decisions that is disciplined, centralized and highly systematic. This means that, in selecting investments for the Fund, the Subadviser:

o Uses research analysis that is fundamental and bottom-up, based largely on specific company and industry findings rather than on broad economic forecasts.

o Invests in stocks that are underpriced -- that have low price/earnings ratios, low price/book-value ratios and high dividend yields.

The Subadviser may sell a stock when it no longer meets the standards described.

In order to hedge a portion of the currency risk, the Subadviser will generally invest in foreign currency futures contracts or foreign currency forward contracts with terms of up to one year. The Subadviser also will purchase foreign currency for immediate settlement in order to purchase foreign securities.

Unusual Market Conditions

During unusual market conditions, the Fund may invest part or all of its assets in money market securities, U.S. government obligations or investment-grade debt or equity securities of U.S. issuers. Although the Fund would invest in these securities primarily to hedge risk, this type of investment also could prevent the Fund from achieving its investment objective. During these times, trading in the Fund's portfolio securities could be more frequent, which could result in increased fees, expenses, and taxes.

--------------------------------------------------------------------------------
3p -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2004 PROSPECTUS

PRINCIPAL RISKS

The Fund is designed for long-term investors with above-average risk tolerance. Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

   Foreign/Emerging Markets Risk

   Market Risk

   Style Risk

   Issuer Risk

Foreign/Emerging Markets Risk

The following are all components of foreign/emerging markets risk:

Country risk includes the political, economic, and other conditions of a country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets.

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add or subtract from the value of the investment. Foreign currency futures contracts and forward contracts can be highly volatile and could reduce the Fund's total returns. The potential loss from the use of these strategies could extend beyond the initial investments.

Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

Emerging markets risk includes the dramatic pace of change (economic, social, and political) in these countries as well as the other considerations listed above. These markets are in early stages of development and are extremely volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.

Market Risk

The market value of securities may drop, and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Style Risk

AEFC purchases stocks it believes are undervalued, but have the potential for long-term growth. These stocks may trade at a discount to the market. Growth cannot be guaranteed and the markets may not be willing to reevaluate out-of-favor stocks.

--------------------------------------------------------------------------------
4p -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2004 PROSPECTUS

Issuer Risk

An issuer, or the value of its stocks or bonds, may perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors.

PAST PERFORMANCE

The following bar chart and table indicate the risks and variability of investing in the Fund by showing:

o how the Fund's performance has varied for each full calendar year that the Fund has existed, and

o  how the Fund's average annual total returns compare to recognized indexes.

How the Fund has performed in the past (before and after taxes) does not indicate how the Fund will perform in the future.

(bar chart)
                               CLASS A PERFORMANCE
                            (based on calendar years)
                                                         -9.26%       +51.62%
                                                          2002         2003

During the period shown in the bar chart, the highest return for a calendar quarter was +22.34% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was -19.36% (quarter ended Sept. 30, 2002).

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of other classes may vary from that shown above because of differences in expenses.

The Fund's Class A year-to-date return at Sept. 30, 2004 was +10.70%.

--------------------------------------------------------------------------------
5p -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2004 PROSPECTUS

Average Annual Total Returns (as of Dec. 31, 2003)
                                                                                    Since
                                                                        1 year     inception
Partners International Select Value:
   Class A
      Return before taxes                                              +31.18%     +10.41%(a)
      Return after taxes on distributions                              +31.18%     +10.41%(a)
      Return after taxes on distributions and sale of fund shares      +20.27%      +8.93%(a)
   Class B
      Return before taxes                                              +33.86%     +10.92%(a)
   Class C
      Return before taxes                                              +38.14%     +12.46%(a)
   Class Y
      Return before taxes                                              +39.31%     +13.49%(a)

MSCI EAFE GDP Weighted, Half-Hedged Index
(reflects no deduction for fees, expenses or taxes)                    +32.68%      +5.15%(b)

MSCI EAFE Index
(reflects no deduction for fees, expenses or taxes)                    +39.17%     +10.65%(b)
Lipper International Funds Index                                       +36.00%     +11.24%(b)

Lipper International Multi-Cap Value Funds Index(c)                    +40.61%     +14.17%(b)


(a) Inception date was Sept. 28, 2001.

(b) Measurement period started Oct. 1, 2001.


(c) Effective June 2004, the Fund was included in a second Lipper peer group.


Before-Tax Returns

This table shows total returns from hypothetical investments in Class A, Class B, Class C and Class Y shares of the Fund. These returns are compared to the indexes shown for the same periods. The performance of different classes varies because of differences in sales charges and fees.

--------------------------------------------------------------------------------
6p -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2004 PROSPECTUS

After-Tax Returns

After-tax returns are shown only for Class A shares. After-tax returns for the other classes will vary. After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and most likely will differ from the returns shown in the table. If you hold your shares in a tax-deferred account, such as a 401(k) plan or an IRA, the after-tax returns do not apply to you since you will not incur taxes until you begin to withdraw from your account.

The return after taxes on distributions for a period may be the same as the return before taxes for the same period if there are no distributions or if the distributions are small. The return after taxes on distributions and sale of Fund shares for a period may be greater than the return before taxes for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (since it can be used to offset other gains) may result in a higher return.

For purposes of this calculation we assumed:

o  the maximum sales charge for Class A shares,

o sales at the end of the period and deduction of the applicable contingent deferred sales charge (CDSC) for Class B shares,

o  no sales charge for Class C shares,

o  no sales charge for Class Y shares, and

o no adjustments for taxes paid by an investor on the reinvested income and capital gains.


Morgan Stanley Capital International EAFE GDP Weighted, Half-Hedged Index (MSCI EAFE GDP Weighted, Half-Hedged Index), an unmanaged index, is compiled from a composite of securities of major stock markets in Europe, Australia and the Far East, with countries weighted according to gross domestic product and currency positions half-hedged.


Morgan Stanley Capital International EAFE Index (MSCI EAFE Index), an unmanaged index, is compiled from a composite of securities markets of Europe, Australia and the Far East. The index is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.


The Lipper International Funds Index includes the 30 largest international funds (growth and value) tracked by Lipper Inc. The index's returns include net reinvested dividends.

The Lipper International Multi-Cap Value Funds Index includes the 10 largest international multi-cap value funds tracked by Lipper Inc. The index's returns include net reinvested dividends.


--------------------------------------------------------------------------------
7p -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2004 PROSPECTUS

FEES AND EXPENSES

Fund investors pay various expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
                                                                    Class A    Class B     Class C   Class Y
Maximum sales charge (load) imposed on purchases(a)
(as a percentage of offering price)                                  5.75%      none        none      none

Maximum deferred sales charge (load) imposed on sales
(as a percentage of offering price at time of purchase)              none(b)     5%         1%(c)     none

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

As a percentage of average daily net assets: Class A  Class B  Class C  Class Y
Management fees(d)                            0.90%    0.90%    0.90%    0.90%
Distribution (12b-1) fees                     0.25%    1.00%    1.00%    0.00%
Other expenses(e)                             0.37%    0.38%    0.38%    0.45%
Total                                         1.52%    2.28%    2.28%    1.35%

(a) This charge may be reduced depending on the value of your total investments in American Express Funds. See "Sales Charges."

(b) For Class A purchases over $1,000,000 on which no sales charge is assessed, a 1% sales charge applies if you sell your shares less than one year after purchase.

(c) For Class C purchases, a 1% sales charge applies if you sell your shares less than one year after purchase.


(d) Includes the impact of a performance incentive adjustment fee that increased the management fee by 0.03% for the most recent fiscal year.


(e) Other expenses include an administrative service fee, a shareholder services fee for Class Y, a transfer agency fee and other nonadvisory expenses.

--------------------------------------------------------------------------------
8p -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2004 PROSPECTUS

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

Assume you invest $10,000 and the Fund earns a 5% annual return each year. Also assume that the operating expenses remain the same each year. You would pay the following expenses if you redeem all of your shares at the end of the time periods indicated:

                                            1 year      3 years    5 years    10 years
Class A(a)                                   $721      $1,028      $1,357      $2,288
Class B                                      $631(b)   $1,013(b)   $1,321(b)   $2,429(c)
Class C                                      $231      $  713      $1,221      $2,620
Class Y                                      $137      $  428      $  740      $1,629

(a)  Includes a 5.75% sales charge.

(b)  Includes the applicable CDSC.

(c) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.

You would pay the following expenses if you did not redeem your shares:

                                            1 year      3 years    5 years    10 years
Class A(a)                                   $721      $1,028      $1,357      $2,288
Class B                                      $231      $  713      $1,221      $2,429(b)
Class C                                      $231      $  713      $1,221      $2,620
Class Y                                      $137      $  428      $  740      $1,629

(a)  Includes a 5.75% sales charge.

(b) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.

These examples do not represent actual expenses, past or future. Actual expenses may be higher or lower than those shown.

INVESTMENT MANAGER

AEFC selects, contracts with and compensates the Subadviser to manage the investment of the Fund's assets. AEFC monitors the compliance of the Subadviser with the investment objectives and related policies of the Fund, reviews the performance of the Subadviser, and reports periodically to the Board of Directors.

The Global Value Equity Investment Policy Group, consisting of employees of the Subadviser, makes investment decisions. Kevin Simms and Henry D'Auria, the members of the Investment Policy Group, concentrate on international equities and are primarily responsible for making recommendations to the Investment Policy Group for this Fund.

--------------------------------------------------------------------------------
9p -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2004 PROSPECTUS

Kevin F. Simms

Senior Vice President, Co-Chief Investment Officer - International Value Equities and Director of Research - Global and International Value Equities Mr. Simms was named co-CIO - International Value equities in 2003, which he has assumed in addition to his role as director of research - Global and International Value equities, a position he has held since 2000. As research director, he was instrumental in implementing significant enhancements to Bernstein's cross-border research process. Between 1998 and 2000, Mr. Simms served as director of research - Emerging Markets Value equities. He joined Bernstein in 1992 as a research analyst, and his industry coverage over the next six years included financial services, telecommunications and utilities. Before joining the firm, Mr. Simms was a certified public accountant with Price Waterhouse for three years. He earned a BSBA from Georgetown University and an MBA from Harvard Business School. Location: New York.

Henry S. D'Auria

Senior Vice President, Chief Investment Officer - Emerging Markets Value Equities and Co-Chief Investment Officer - International Value Equities Mr. D'Auria was named co-CIO of International Value equities in 2003, adding to his responsibilities as CIO - Emerging Markets Value equities, which he assumed in 2002. Mr. D'Auria was one of the chief architects of Bernstein's global research department, which he managed from 1998 through 2002. Over the years, he has also served as director of research - Small Cap Value equities and director of research - Emerging Markets Value equities. Mr. D'Auria joined the firm in 1991 as a research analyst covering consumer and natural-gas companies, and he later covered the financial-services industry. Before coming to Bernstein, Mr. D'Auria was a vice president and sell-side analyst at PaineWebber, specializing in restaurants, lodging and retail. He earned a BA from Trinity College. CFA. Location: New York.

Alliance Capital Management L.P. is located at 1345 Avenue of the Americas, New York, New York 10105. The Subadviser, subject to the supervision and approval of AEFC, provides investment advisory assistance and day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with AEFC.

AEFC


The Fund pays AEFC a fee for managing its assets. Under the Investment Management Services Agreement, the fee for the most recent fiscal year was 0.90% of the Fund's average daily net assets, including an adjustment under the terms of a performance incentive arrangement. The adjustment is computed by comparing the Fund's performance to the performance of an index of comparable funds published by Lipper Inc. In certain circumstances, the Board may approve a change in the index. The maximum adjustment (increase or decrease) is 0.12% of the Fund's average net assets on an annual basis. AEFC, in turn, pays a portion of this fee to the Subadviser. Under the agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses. AEFC or an affiliate may make payments from its own resources, which include profits from management fees paid by the Fund, to compensate broker-dealers or other persons for providing distribution assistance. AEFC, located at 200 AXP Financial Center, Minneapolis, Minnesota 55474, is a wholly-owned subsidiary of American Express Company,


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

a financial services company with headquarters at American Express Tower, World Financial Center, New York, New York 10285. In addition to managing investments for all of the AXP funds, AEFC manages investments for itself and its affiliates. For institutional clients, AEFC and its subsidiaries also provide investment management and related services such as separate account asset management, institutional trust and custody, and employee benefit plan administration, as well as investment products.

AEFC also serves as investment manager to the AXP Portfolio Builder Series, a group of six funds-of-funds (the Portfolio Builder Funds) that provide asset-allocation services to shareholders by investing in shares of other AXP Funds, including the Fund. The Fund may experience relatively large purchases or redemptions from the Portfolio Builder Funds. Although AEFC seeks to minimize the impact of these transactions by structuring them over a reasonable period of time, the Fund may experience increased expenses as it buys and sells portfolio securities to manage transactions for the Portfolio Builder Funds. In addition, because the Portfolio Builder Funds may own a substantial portion of the Fund, a redemption by the Portfolio Builder Funds could cause the Fund's expense ratio to increase as the Fund's fixed costs would be spread over a smaller asset base. AEFC monitors expense levels and is committed to offering funds that are competitively priced. AEFC will report to the Fund's Board of Directors on the steps it has taken to manage any potential conflicts.

The Fund operates under an order from the Securities and Exchange Commission that permits AEFC, subject to the approval of the Board of Directors, to appoint a subadviser or change the terms of a subadvisory agreement for the Fund without first obtaining shareholder approval. The order permits the Fund to add or change unaffiliated subadvisers or the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.

OTHER SECURITIES AND INVESTMENT STRATEGIES

The Fund may invest in other securities and may use other investment strategies that are not principal investment strategies. The Fund's policies permit investment in other instruments, such as preferred stocks, warrants and convertible securities of foreign issuers, including sponsored or unsponsored American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs). Additionally, the Fund may use derivative instruments to produce incremental earnings, to hedge existing positions, and to increase flexibility. Even though the Fund's policies permit the use of derivatives in this manner, the portfolio manager is not required to use derivatives.

For more information on strategies and holdings, see the Fund's Statement of Additional Information (SAI) and its annual and semiannual reports.

Portfolio Holdings Disclosure

The Fund's Board of Directors has adopted policies and procedures which govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio securities held by the Fund. A description of these policies and procedures is included in the Fund's Statement of Additional Information.

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

Buying and Selling Shares

The public offering price for Class A shares of the Fund is the net asset value
(NAV) plus a sales charge, and for Class B, C, and Y shares, the NAV. In addition to buying and selling shares through the Fund's distributor, American Express Financial Advisors Inc. (the Distributor), you may buy or sell shares through third parties, including 401(k) plans, banks, brokers, and investment advisers. Where authorized by the Fund, orders in good form are priced using the NAV next determined after your order is placed with the third party. Good form or good order means that your instructions have been received in the form required by the Distributor. This may include, for example, providing the fund name and account number, the amount of the transaction and all required signatures. For more information, refer to the sections on "Purchasing Shares" and "Exchanging/Selling Shares," or contact your financial advisor. If you buy or redeem shares through a third party, consult that firm to determine whether your order will be priced at the time it is placed with the third party or at the time it is placed with the Fund. The third party may charge a fee for its services.

VALUING FUND SHARES


The NAV is the value of a single share of the Fund. The NAV is determined by dividing the value of the Fund's assets, minus any liabilities, by the number of shares outstanding. AEFC calculates the NAV as of the close of business on the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time, on each day that the NYSE is open. The Fund's securities are valued primarily on the basis of market quotations obtained from outside pricing services approved by the Board. Certain short-term securities are valued at amortized cost.

When reliable market quotations are not readily available, securities are priced at fair value based on procedures adopted by the Board. These procedures are also used when the value of a security held by the Fund is materially affected by events that occur after the close of the primary market on which the security is traded but prior to the time as of which the Fund's NAV is determined. Valuing securities at fair value involves reliance on judgment. The fair value of a security is likely to differ from any available quoted or published price. To the extent that the Fund has significant holdings of foreign securities, fair valuation may be used more frequently than for other funds. The Fund uses an unaffiliated service provider to assist in determining fair values for foreign securities.

Foreign investments are valued in U.S. dollars. Some of the Fund's securities may be listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. In that event, the net asset value of the Fund's shares may change on days when shareholders will not be able to purchase or redeem the Fund's shares.


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

INVESTMENT OPTIONS

1. Class A shares are sold to the public with a sales charge at the time of purchase and an annual distribution (12b-1) fee of 0.25%.

2. Class B shares are sold to the public with a contingent deferred sales charge (CDSC) and an annual distribution fee of 1.00%.

3. Class C shares are sold to the public without a sales charge at the time of purchase and with an annual distribution fee of 1.00%. Shares sold less than a year after purchase are subject to a CDSC.

4. Class Y shares are sold to qualifying institutional investors without a sales charge or distribution fee. Please see the SAI for information on eligibility to purchase Class Y shares.

The Fund also offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares are made available through a separate prospectus supplement provided to investors eligible to purchase the shares.

Investment options summary

The Fund offers different classes of shares. There are differences among the fees and expenses for each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your financial advisor can help you with this decision.

The following table shows the key features of each class:

                  Class A         Class B         Class C         Class Y
----------------- --------------- --------------- --------------- --------------
Availability      Available to    Available to    Available to    Limited to
                  all             all             all             qualifying
                  investors.      investors.      investors.      institutional
                                                                  investors.
----------------- --------------- --------------- --------------- --------------
Initial Sales     Yes. Payable    No. Entire      No. Entire      No. Entire
Charge            at time of      purchase        purchase        purchase
                  purchase.       price is        price is        price is
                  Lower sales     invested in     invested in     invested in
                  charge for      shares of the   shares of the   shares of the
                  larger          Fund.           Fund.           Fund.
                  investments.
----------------- --------------- --------------- --------------- --------------
Deferred Sales    On purchases    Maximum 5%      1% CDSC         None.
Charge            over            CDSC during     applies if
                  $1,000,000,     the first       you sell your
                  1% CDSC         year            shares less
                  applies if      decreasing to   than one year
                  you sell your   0% after six    after
                  shares less     years.          purchase.
                  than one year
                  after
                  purchase.
----------------- --------------- --------------- --------------- --------------
Distribution      Yes.* 0.25%     Yes.* 1.00%     Yes.* 1.00%     Yes.  0.10%
and/or
Shareholder
Service Fee
----------------- --------------- --------------- --------------- --------------
Conversion to     N/A             Yes,            No.             No.
Class A                           automatically
                                  in ninth
                                  calendar year
                                  of ownership.
----------------- --------------- --------------- --------------- --------------

* The Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 that allows it to pay distribution and servicing-related expenses for the sale of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an on-going basis, the fees may cost long-term shareholders more than paying other types of sales charges imposed by some mutual funds.

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

Should you purchase Class A, Class B or Class C shares?

If your investments in American Express mutual funds total $100,000 or more, Class A shares may be the better option because the sales charge is reduced for larger purchases. If you qualify for a waiver of the sales charge, Class A shares will be the best option.

If you invest less than $100,000, consider how long you plan to hold your shares. Class B shares have a higher annual distribution fee than Class A shares and a CDSC for six years. Class B shares convert to Class A shares in the ninth calendar year of ownership. Class B shares purchased through reinvested dividends and distributions also will convert to Class A shares in the same proportion as the other Class B shares.

Class C shares also have a higher annual distribution fee than Class A shares. Class C shares have no sales charge if you hold the shares for one year or longer. Unlike Class B shares, Class C shares do not convert to Class A. As a result, you will pay a 1% distribution fee for as long as you hold Class C shares. If you choose a deferred sales charge option (Class B or Class C), generally you should consider Class B shares if you intend to hold your shares for more than six years. Consider Class C shares if you intend to hold your shares less than six years. To help you determine what investment is best for you, consult your financial advisor.

PURCHASING SHARES

To purchase shares through entities other than the Distributor, please consult your selling agent. The following section explains how you can purchase shares from the Distributor.

If you do not have an existing American Express mutual fund account, you will need to establish a brokerage account. Your financial advisor will help you fill out and submit an application. Once your account is set up, you can choose among several convenient ways to invest.

When you purchase, your order will be priced at the next NAV calculated after your order is accepted by the Fund. If your application does not specify which class of shares you are purchasing, we will assume you are investing in Class A shares.

Important: When you open an account, you must provide your correct Taxpayer Identification Number (TIN), which is either your Social Security or Employer Identification number.

If you do not provide and certify the correct TIN, you could be subject to backup withholding of 28% of taxable distributions and proceeds from certain sales and exchanges. You also could be subject to further penalties, such as:

o  a $50 penalty for each failure to supply your correct TIN,

o a civil penalty of $500 if you make a false statement that results in no backup withholding, and

o  criminal penalties for falsifying information.

You also could be subject to backup withholding, if the IRS notifies us to do so, because you failed to report required interest or dividends on your tax return.

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

How to determine the correct TIN

For this type of account:        Use the Social Security or Employer
                                 Identification number of:
-------------------------------- -----------------------------------------------
Individual or joint account      The individual or one of the owners listed on
                                 the joint account
-------------------------------- -----------------------------------------------
Custodian account of a minor     The minor
(Uniform Gifts/Transfers to
Minors Act)
-------------------------------- -----------------------------------------------
A revocable living trust         The grantor-trustee (the person who puts the
                                 money into the trust)
-------------------------------- -----------------------------------------------
An irrevocable trust, pension    The legal entity (not the personal
trust or estate                  representative or trustee, unless no legal
                                 entity is designated in the account title)
-------------------------------- -----------------------------------------------
Sole proprietorship or           The owner
single-owner LLC
-------------------------------- -----------------------------------------------
Partnership or multi-member      The partnership
LLC
-------------------------------- -----------------------------------------------
Corporate or LLC electing        The corporation
corporate status
on  Form 8837
-------------------------------- -----------------------------------------------
Association, club or             The organization
tax-exempt organization
-------------------------------- -----------------------------------------------

For details on TIN requirements, contact your financial advisor to obtain a copy of federal Form W-9, "Request for Taxpayer Identification Number and Certification." You also may obtain the form on the Internet at www.irs.gov.

Methods of purchasing shares

By mail

Once your account has been established, send your check to:

American Express Funds
70200 AXP Financial Center
Minneapolis, MN 55474

Minimum amounts
Initial investment:                 $2,000*
Additional investments:             $500**
Account balances:                   $300
Qualified account balances:         none

If your Fund account balance falls below $300 for any reason, including a market decline, you will be asked to increase it to $300 or establish a scheduled investment plan. If you do not do so within 30 days, your shares can be sold and the proceeds mailed to you.

 * $1,000 for tax qualified accounts.

** $100 minimum add-on for existing mutual fund accounts outside of a brokerage account (direct at fund accounts).

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15p -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2004 PROSPECTUS

By scheduled investment plan

Minimum amounts
Initial investment:                 $2,000*
Additional investments:             $100**
Account balances:                   none (on a scheduled investment plan with
                                    monthly payments)

If your Fund account balance is below $2,000, you must make payments at least monthly.

 * $100 for direct at fund accounts.

** $50 minimum per payment for qualified accounts in a direct at fund account.

By wire or electronic funds transfer

Please contact your financial advisor or selling agent for specific instructions.

Minimum wire purchase amount: $1,000 or new account minimum, as applicable.

By telephone

If you have a brokerage account, you may use the money in your account to make initial and subsequent purchases.

To place your order, call:

(800) 297-7378 for brokerage accounts

(800) 967-4377 for wrap accounts

TRANSACTIONS THROUGH THIRD PARTIES

You may buy or sell shares through certain 401(k) plans, banks, broker-dealers, financial advisors or other investment professionals. These organizations may charge you a fee for this service and may have different policies. Some policy differences may include different minimum investment amounts, exchange privileges, fund choices and cutoff times for investments. The Fund and the Distributor are not responsible for the failure of one of these organizations to carry out its obligations to its customers. Some organizations may receive compensation from the Distributor or its affiliates for shareholder recordkeeping and similar services. Where authorized by the Fund, some organizations may designate selected agents to accept purchase or sale orders on the Fund's behalf. To buy or sell shares through third parties or to determine if there are policy differences, please consult your selling agent. For other information related to buying or selling shares, please refer to the appropriate section in the prospectus.

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

SALES CHARGES

Class A -- initial sales charge alternative

When you purchase Class A shares, you pay a sales charge as shown in the following table:

                                    Sales charge as percentage of:
Total market value       Public offering price*       Net amount invested
Up to $49,999                      5.75%                     6.10%
$50,000-$99,999                    4.75                      4.99
$100,000-$249,999                  3.50                      3.63
$250,000-$499,999                  2.50                      2.56
$500,000-$999,999                  2.00                      2.04
$1,000,000 or more                 0.00                      0.00

* Offering price includes the sales charge.

You may be able to reduce the sales charge on Class A shares, based on the combined market value of your accounts.

The current market values of the following investments are eligible to be added together for purposes of determining the sales charge on your purchase:

o  Your current investment in this Fund, and

o Previous investments you and members of your primary household group have made in Class A, Class B or Class C shares in this and other American Express mutual funds, provided your investment was subject to a sales charge.

   o Your primary household group consists of you, your spouse or domestic partner, and your unmarried children under age 21 sharing a mailing address. For purposes of this policy a domestic partner is an individual who shares your primary residence and with whom you own joint property. If you or any member of your primary household group elects to separate from the primary household group (for example, by asking that account statements be sent to separate addresses), your assets will no longer be combined for purposes of reducing your sales charge.

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

The following accounts are eligible to be included in determining the sales charge on your purchase:

o  Individual or joint accounts held directly at the Fund;

o  Individual or joint accounts held through American Express Brokerage;

o Roth and traditional IRAs, SEPs, SIMPLEs and TSCAs, provided they are invested in Class A, Class B or Class C shares that are subject to a sales charge and are not part of a group billing as described under "Other Class A sales charge policies";

o UGMA/UTMA accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child;

o Revocable trust accounts for which you or a member of your primary household group, individually, is the beneficiary;

o Accounts held in the name of your, your spouse's, or your domestic partner's sole proprietorship or single owner limited liability company or S corporation; and

o Qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan.

The following accounts are not eligible to be included in determining the sales charge on your purchase:

o Accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts);

o  Investments in AXP Tax-Free Money Fund;

o Investments in Class A shares where the sales charge is waived, for example, purchases through wrap accounts, including American Express Strategic Portfolio Service Advantage (SPS);

o  Investments in Class D, Class E, or Class Y shares;

o Investments in 529 plans, donor advised funds, variable annuities, variable life insurance products, wrap accounts or managed separate accounts; and

o  Charitable and irrevocable trust accounts.

If you purchase American Express mutual fund shares through different channels, for example, through a firm other than the Distributor, and you want to include those assets toward a reduced sales charge, you must inform the Distributor in writing about the other accounts when placing your purchase order. When placing your purchase order, you must provide the Distributor with your most recent account statement and contact information regarding the other accounts. A selling agent other than the Distributor may require additional information.

Unless you provide the Distributor or your financial advisor with information about all of the accounts that may count toward a sales charge reduction, there can be no assurance that you will receive all of the reductions for which you may be eligible.

For more information on rights of accumulation, please see the SAI.

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18p -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2004 PROSPECTUS

Other Class A sales charge policies

o Group billing: Purchases made through a payroll deduction program offered by an employer retirement plan that has elected to take advantage of the Distributor's group billing service, may be added together to reduce sales charges for all shares purchased through the plan.

o Letter of Intent: If you intend to invest $50,000 or more over a period of 13 months, you can reduce the sales charges in Class A by completing a letter of intent form and filing it with the Distributor. The letter of intent may apply to purchases made up to 90 days before it is received in good order by the Distributor. Your holdings in American Express mutual funds acquired more than 90 days before receipt of your signed letter of intent in the Distributor's corporate office will not be counted towards the completion of the letter of intent. If purchasing shares in a brokerage account or through a third party, you must request the reduced sales charge when you buy shares. If you do not complete and file the form, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge. For more details, please contact your financial advisor or see the SAI.

Waivers of the sales charge for Class A shares

Sales charges do not apply to:

o current or retired board members, officers or employees of the Fund or AEFC or its subsidiaries, their spouses or domestic partners, children and parents.

o current or retired American Express financial advisors, employees of financial advisors, their spouses or domestic partners, children and parents.

o registered representatives and other employees of brokers, dealers or other financial institutions having a sales agreement with the Distributor, including their spouses, domestic partners, children and parents.

o qualified employee benefit plans offering participants daily access to American Express mutual funds. Eligibility must be determined in advance. For assistance, please contact your financial advisor. Participants in certain qualified plans where the initial sales charge is waived may be subject to a deferred sales charge of up to 4%.

o shareholders who have at least $1 million in American Express mutual funds. If the investment is sold less than one year after purchase, a CDSC of 1% will be charged.

o direct rollovers from American Express Retirement Services, provided that the rollover involves a transfer of Class Y shares in this Fund to Class A shares in this Fund.

o  purchases made:

   o with dividend or capital gain distributions from this Fund or from the same class of another American Express mutual fund,

   o through or under a wrap fee product or other investment product sponsored by the Distributor or another authorized broker-dealer, investment advisor, bank or investment professional,

   o within the University of Texas System ORP,

   o within a segregated separate account offered by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company,

   o through or under a subsidiary of AEFC offering Personal Trust Services' Asset-Based pricing alternative.

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19p -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2004 PROSPECTUS

o shareholders whose original purchase was in a Strategist fund merged into an American Express fund in 2000.

o repurchases. You can change your mind after requesting a sale and use all or part of the proceeds to purchase new shares in the same account from which you sold. If you reinvest in Class A, you will purchase the new shares at NAV rather than the offering price on the date of a new purchase. To take advantage of this waiver, send a written request within 90 days of the date your sale request was processed and include your account number. This privilege may be limited or withdrawn at any time and use of this option may have tax consequences.

Policies related to reducing or waiving the sales charge may be modified or withdrawn at any time.

Unless you provide the Distributor or your financial advisor with information about all of the factors that may count toward a waiver of the sales charge, there can be no assurance that you will receive all of the waivers for which you may be eligible.

You also may view this information about sales charges and breakpoints free of charge on the Fund's website. Go to www.americanexpress.com/funds and click on the hyperlink "Sales Charge Discount Information."

Class B and Class C -- contingent deferred sales charge (CDSC) alternative

For Class B, the CDSC is based on the sale amount and the number of calendar years -- including the year of purchase -- between purchase and sale. The following table shows how CDSC percentages on sales decline after a purchase:

If the sale is made during the:        The CDSC percentage rate is:
First year                                          5%
Second year                                         4%
Third year                                          4%
Fourth year                                         3%
Fifth year                                          2%
Sixth year                                          1%
Seventh year                                        0%

For Class C, a 1% CDSC is charged if you sell your shares less than one year after purchase.

For both Class B and Class C, if the amount you are selling causes the value of your investment to fall below the cost of the shares you have purchased, the CDSC is based on the lower of the cost of those shares purchased or market value. Because the CDSC is imposed only on sales that reduce your total purchase payments, you never have to pay a CDSC on any amount that represents appreciation in the value of your shares, income earned by your shares, or capital gains.

In addition, the CDSC on your sale, if any, will be based on your oldest purchase payment. The CDSC on the next amount sold will be based on the next oldest purchase payment.

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20p -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2004 PROSPECTUS

Example

Assume you had invested $10,000 in Class B shares and that your investment had appreciated in value to $12,000 after 3 1/2 years, including reinvested dividends and capital gain distributions. You could sell up to $2,000 worth of shares without paying a CDSC ($12,000 current value less $10,000 purchase amount). If you sold $2,500 worth of shares, the CDSC would apply to the $500 representing part of your original purchase price. The CDSC rate would be 3% because the sale was made during the fourth year after the purchase.

Waivers of the sales charge for Class B and Class C shares

The CDSC will be waived on sales of shares:

o  in the event of the shareholder's death,

o  held in trust for an employee benefit plan, or

o held in IRAs or certain qualified plans if American Express Trust Company is the custodian, such as Keogh plans, tax-sheltered custodial accounts or corporate pension plans, provided that the shareholder is:

   o at least 59 1/2 years old AND

   o taking a retirement distribution (if the sale is part of a transfer to an IRA or qualified plan, or a custodian-to-custodian transfer, the CDSC will not be waived) OR

   o selling under an approved substantially equal periodic payment arrangement.

EXCHANGING/SELLING SHARES

To sell or exchange shares held with entities other than the Distributor, please consult your selling agent. The following section explains how you can exchange or sell shares held with the Distributor.

Exchanges

You may exchange your Fund shares at no charge for shares of the same class of any other publicly offered American Express mutual fund. Exchanges into AXP Tax-Free Money Fund may only be made from Class A shares. For complete information on the other fund, including fees and expenses, read that fund's prospectus carefully. Your exchange will be priced at the next NAV calculated after we receive your transaction request in good order.

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21p -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2004 PROSPECTUS

Market timing is frequent or short-term trading by certain shareholders intended to profit at the expense of other shareholders by selling shares of a fund shortly after purchase. Market timing may adversely impact a fund's performance by preventing the portfolio manager from fully investing the assets of the fund, diluting the value of shares held by long-term shareholders, or increasing the fund's transaction costs.


Funds that invest in securities which trade on overseas securities markets may be vulnerable to market timers who seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets, which is generally the time at which a fund's NAV is calculated. To the extent that the Fund has significant holdings of foreign securities, the risks of market timing may be greater than for funds that do not have significant foreign holdings. See "Principal Investment Strategies" for a discussion of the kinds of securities in which the Fund invests. See also "Valuing Fund Shares" for a discussion of the Fund's policy on fair value pricing, which is intended, in part, to reduce the frequency and effect of market timing.


The Fund's Board of Directors has adopted a policy that is designed to detect and deter market timing. The Fund seeks to enforce this policy through the Distributor and its transfer agent as follows:

o The Fund tries to distinguish market timing from trading that it believes is not harmful, such as periodic rebalancing for purposes of asset allocation or dollar cost averaging. Under the Fund's procedures, there is no set number of transactions in the Fund that constitutes market timing. Even one purchase and subsequent sale by related accounts may be market timing. Generally, the Fund seeks to restrict the exchange privilege of an investor who makes more than three exchanges into or out of the Fund in any 90-day period. Accounts held by a retirement plan or financial intermediary for the benefit of its participants or clients, which typically engage in daily transactions, are not subject to this limit. The Distributor does seek the assistance of retirement plans and financial intermediaries in applying similar restrictions on the sub-accounts of their participants or clients.

o If an investor's trading activity is determined to be market timing or otherwise harmful to existing shareholders, the Fund reserves the right to modify or discontinue the investor's exchange privilege or reject the investor's purchases or exchanges, including purchases or exchanges accepted by a retirement plan or other financial intermediary. The Fund may treat accounts it believes to be under common control as a single account for these purposes, although it may not be able to identify all such accounts.

o Although the Fund does not knowingly permit market timing, it cannot guarantee that it will be able to identify and restrict all short-term trading activity. The Fund receives purchase and sale orders through retirement plans and financial intermediaries where market timing activity may not always be successfully detected.

--------------------------------------------------------------------------------
22p -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2004 PROSPECTUS

Other exchange policies:

o  Exchanges must be made into the same class of shares of the new fund.

o If your exchange creates a new account, it must satisfy the minimum investment amount for new purchases.

o  Once we receive your exchange request, you cannot cancel it.

o  Shares of the new fund may not be used on the same day for another exchange.

o If your shares are pledged as collateral, the exchange will be delayed until written approval is received from the secured party.

Selling Shares

You may sell your shares at any time. The payment will be mailed within seven days after your request is received in good order.

When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in good order by the Fund, minus any applicable CDSC.

You can change your mind after requesting a sale and use all or part of the proceeds to purchase new shares in the same account from which you sold. If you reinvest in Class A, you will purchase the new shares at NAV rather than the offering price on the date of a new purchase. If you reinvest in Class B or Class C, any CDSC you paid on the amount you are reinvesting also will be reinvested. To take advantage of this waiver, send a written request within 90 days of the date your sale request was processed and include your account number. This privilege may be limited or withdrawn at any time and use of this option may have tax consequences.

The Fund reserves the right to redeem in kind.

For more details and a description of other sales policies, please see the SAI.

If you decide to sell your shares within 30 days of a telephoned-in address change, a written request is required.

Important: If you request a sale of shares you recently purchased by a check or money order that is not guaranteed, the Fund will wait for your check to clear. It may take up to 10 days from the date of purchase before payment is made. Payment may be made earlier if your bank provides evidence satisfactory to the Fund and the Distributor that your check has cleared.

--------------------------------------------------------------------------------
23p -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2004 PROSPECTUS

Ways to request an exchange or sale of shares

By regular or express mail

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

Include in your letter:

o  your account number

o  the name of the fund(s)

o  the class of shares to be exchanged or sold

o  your Social Security number or Employer Identification number

o  the dollar amount or number of shares you want to exchange or sell

o  specific instructions regarding delivery or exchange destination

o signature(s) of registered account owner(s) (All signatures may be required. Contact your financial advisor for more information.)

o  any paper certificates of shares you hold

Payment will be mailed to the address of record and made payable to the names listed on the account, unless your request specifies differently and is signed by all owners.

The express mail delivery charges you pay will vary depending on domestic or international delivery instructions.

By telephone

(800) 297-7378 for brokerage accounts

(800) 862-7919 for direct at fund accounts

(800) 967-4377 for wrap accounts

o The Fund and the Distributor will use reasonable procedures to confirm authenticity of telephone exchange or sale requests.

o Telephone exchange and sale privileges automatically apply to all accounts except custodial, corporate or qualified retirement accounts. You may request that these privileges NOT apply by writing the Distributor. Each registered owner must sign the request.

o Acting on your instructions, your financial advisor may conduct telephone transactions on your behalf.

o  Telephone privileges may be modified or discontinued at any time.

Minimum sale amount:          $100

Maximum sale amount:          $100,000

--------------------------------------------------------------------------------
24p -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2004 PROSPECTUS

By wire

You can wire money from your account to your bank account. Contact your financial advisor or the Distributor at the above numbers for additional information.

o  Minimum amount: $1,000

o  Pre-authorization is required.

o  A service fee may be charged against your account for each wire sent.

By scheduled payout plan

o   Minimum payment: $100*

o  Contact your financial advisor or the Distributor to set up regular payments.

o Purchasing new shares while under a payout plan may be disadvantageous because of the sales charges.

* Minimum is $50 in a direct at fund account.

Electronic transactions

The ability to initiate transactions via the internet may be unavailable or delayed at certain times (for example, during periods of unusual market activity). The Fund and the Distributor are not responsible for any losses associated with unexecuted transactions. In addition, the Fund and the Distributor are not responsible for any losses resulting from unauthorized transactions if reasonable security measures are followed to validate the investor's identity. The Fund may modify or discontinue electronic privileges at any time.

--------------------------------------------------------------------------------
25p -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2004 PROSPECTUS

Distributions and Taxes

As a shareholder you are entitled to your share of the Fund's net income and net gains. The Fund distributes dividends and capital gains to qualify as a regulated investment company and to avoid paying corporate income and excise taxes.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

The Fund's net investment income is distributed to you as dividends. Dividends may be composed of qualifying dividend income, which is eligible for preferential tax rates under current tax law, as well as other ordinary dividend income, which may include non-qualifying dividends, interest income and short-term capital gains. Capital gains are realized when a security is sold for a higher price than was paid for it. Each realized capital gain or loss is long-term or short-term depending on the length of time the Fund held the security. Realized capital gains and losses offset each other. The Fund offsets any net realized capital gains by any available capital loss carryovers. Net short-term capital gains are included in net investment income. Net realized long-term capital gains, if any, are distributed by the end of the calendar year as capital gain distributions.

REINVESTMENTS

Dividends and capital gain distributions are automatically reinvested in additional shares in the same class of the Fund, unless:

o  you request distributions in cash, or

o you direct the Fund to invest your distributions in the same class of any publicly offered American Express mutual fund for which you have previously opened an account.

We reinvest the distributions for you at the next calculated NAV after the distribution is paid.

If you choose cash distributions, you will receive cash only for distributions declared after your request has been processed.

--------------------------------------------------------------------------------
26p -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2004 PROSPECTUS

TAXES

Distributions are subject to federal income tax and may be subject to state and local taxes in the year they are declared. You must report distributions on your tax returns, even if they are reinvested in additional shares.

Income received by the Fund may be subject to foreign tax and withholding. Tax conventions between certain countries and the U.S. may reduce or eliminate these taxes.

If you buy shares shortly before the record date of a distribution, you may pay taxes on money earned by the Fund before you were a shareholder. You will pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which may be taxable.

For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held for more than one year).

You may not create a tax loss, based on paying a sales charge, by exchanging shares within 91 days of purchase. If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased. For more information, see the SAI.

Selling shares held in an IRA or qualified retirement account may subject you to federal taxes, penalties and reporting requirements. Please consult your tax advisor.

Important: This information is a brief and selective summary of some of the tax rules that apply to this Fund. Because tax matters are highly individual and complex, you should consult a qualified tax advisor.

--------------------------------------------------------------------------------
27p -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2004 PROSPECTUS

Financial Highlights

The financial highlights tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the Fund's financial statements, is included in the annual report which, if not included with this prospectus, is available upon request.


Class A
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                                   2004         2003         2002         2001(b)
Net asset value, beginning of period                                          $6.28        $4.75        $5.23        $5.14
                                                                              -----        -----        -----        -----
Income from investment operations:
Net investment income (loss)                                                    .01          .04          .02           --
Net gains (losses) (both realized and unrealized)                              1.39         1.49         (.50)         .09
                                                                              -----        -----        -----        -----
Total from investment operations                                               1.40         1.53         (.48)         .09
                                                                              -----        -----        -----        -----
Net asset value, end of period                                                $7.68        $6.28        $4.75        $5.23
                                                                              -----        -----        -----        -----
Ratios/supplemental data
Net assets, end of period (in millions)                                        $626         $363         $163          $16
Ratio of expenses to average daily net assets(c)                              1.52%        1.65%(d)     1.64%(d)     1.65%(d),(e)
Ratio of net investment income (loss) to average daily net assets              .65%         .87%         .77%       (1.33%)(e)
Portfolio turnover rate (excluding short-term securities)                       23%          18%          13%         --%
Total return(f)                                                              22.29%       32.21%       (9.18%)       1.75%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Sept. 28, 2001 (when shares became publicly available) to Oct. 31, 2001.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 1.68%, 1.82% and 10.15% for the periods ended Oct. 31, 2003, 2002 and 2001, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.


--------------------------------------------------------------------------------
28p -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2004 PROSPECTUS

Class B
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                                   2004         2003         2002         2001(b)
Net asset value, beginning of period                                          $6.18        $4.71        $5.22        $5.14
                                                                              -----        -----        -----        -----
Income from investment operations:
Net investment income (loss)                                                     --           --           --         (.01)
Net gains (losses) (both realized and unrealized)                              1.33         1.47         (.51)         .09
                                                                              -----        -----        -----        -----
Total from investment operations                                               1.33         1.47         (.51)         .08
                                                                              -----        -----        -----        -----
Net asset value, end of period                                                $7.51        $6.18        $4.71        $5.22
                                                                              -----        -----        -----        -----
Ratios/supplemental data
Net assets, end of period (in millions)                                        $219         $153          $77           $4
Ratio of expenses to average daily net assets(c)                              2.28%        2.42%(d)     2.41%(d)     2.42%(d),(e)
Ratio of net investment income (loss) to average daily net assets             (.10%)        .12%         .01%       (1.99%)(e)
Portfolio turnover rate (excluding short-term securities)                       23%          18%          13%         --%
Total return(f)                                                              21.52%       31.21%       (9.77%)       1.56%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Sept. 28, 2001 (when shares became publicly available) to Oct. 31, 2001.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 2.46%, 2.59% and 10.92% for the periods ended Oct. 31, 2003, 2002 and 2001, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.


--------------------------------------------------------------------------------
29p -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2004 PROSPECTUS

Class C
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                                   2004         2003         2002         2001(b)
Net asset value, beginning of period                                          $6.18        $4.71        $5.22        $5.14
                                                                              -----        -----        -----        -----
Income from investment operations:
Net investment income (loss)                                                     --           --           --         (.01)
Net gains (losses) (both realized and unrealized)                              1.32         1.47         (.51)         .09
                                                                              -----        -----        -----        -----
Total from investment operations                                               1.32         1.47         (.51)         .08
                                                                              -----        -----        -----        -----
Net asset value, end of period                                                $7.50        $6.18        $4.71        $5.22
                                                                              -----        -----        -----        -----
Ratios/supplemental data
Net assets, end of period (in millions)                                         $12           $8           $3          $--
Ratio of expenses to average daily net assets(c)                              2.28%        2.42%(d)     2.42%(d)     2.42%(d),(e)
Ratio of net investment income (loss) to average daily net assets             (.11%)        .13%         .02%       (2.06%)(e)
Portfolio turnover rate (excluding short-term securities)                       23%          18%          13%         --%
Total return(f)                                                              21.36%       31.21%       (9.77%)       1.56%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Sept. 28, 2001 (when shares became publicly available) to Oct. 31, 2001.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 2.47%, 2.59% and 10.92% for the periods ended Oct. 31, 2003, 2002 and 2001, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.


--------------------------------------------------------------------------------
30p -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2004 PROSPECTUS

Class Y
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                                   2004         2003         2002         2001(b)
Net asset value, beginning of period                                          $6.30        $4.76        $5.23        $5.14
                                                                              -----        -----        -----        -----
Income from investment operations:
Net investment income (loss)                                                    .02          .05          .03           --
Net gains (losses) (both realized and unrealized)                              1.40         1.49         (.50)         .09
                                                                              -----        -----        -----        -----
Total from investment operations                                               1.42         1.54         (.47)         .09
                                                                              -----        -----        -----        -----
Net asset value, end of period                                                $7.72        $6.30        $4.76        $5.23
                                                                              -----        -----        -----        -----
Ratios/supplemental data
Net assets, end of period (in millions)                                         $--          $--          $--          $--
Ratio of expenses to average daily net assets(c)                              1.35%        1.47%(d)     1.45%(d)     1.48%(d),(e)
Ratio of net investment income (loss) to average daily net assets              .85%         .88%        1.01%       (1.23%)(e)
Portfolio turnover rate (excluding short-term securities)                       23%          18%          13%          --%
Total return(f)                                                              22.54%       32.35%       (8.99%)       1.75%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Sept. 28, 2001 (when shares became publicly available) to Oct. 31, 2001.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 1.50%, 1.65% and 9.98% for the periods ended Oct. 31, 2003, 2002 and 2001, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.


--------------------------------------------------------------------------------
31p -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2004 PROSPECTUS

This Fund, along with the other American Express mutual funds, is distributed by American Express Financial Advisors Inc. and can be purchased from an American Express financial advisor or from other authorized broker-dealers or third parties. The Funds can be found under the "Amer Express" banner in most mutual fund quotations.

Additional information about the Fund and its investments is available in the Fund's Statement of Additional Information (SAI), and annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of market conditions and investment strategies that significantly affected the Fund during its most recent fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report, or the semiannual report, contact your selling agent or American Express Client Service Corporation.

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474
(800) 862-7919
TTY: (800) 846-4852
Website address:
americanexpress.com/funds

You may review and copy information about the Fund, including the SAI, at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 1-202-942-8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at (http://www.sec.gov). Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

American Express Partners Funds
70100 AXP Financial Center
Minneapolis, MN 55474

Investment Company Act File #811-10427

Ticker Symbol
Class A: APIAX    Class B:AXIBX
Class C: APICX    Class Y:--

(logo)
AMERICAN
 EXPRESS
(R)

American Express Partners Funds
70100 AXP Financial Center
Minneapolis, MN 55474

                                                             S-6242-99 G (12/04)

                AXP(R) Partners International Select Value Fund
                   Supplement to the Dec. 30, 2004 Prospectus

This supplement describes the Fund's Class I shares. The caption headings used in this Supplement correspond to the caption headings used in the prospectus.

You may purchase Class I shares only if you are an eligible investor, as described under the caption "Buying and Selling Shares" below.

PAST PERFORMANCE

Class I has not been in existence for a full calendar year, and therefore performance information is not shown. The performance table is intended to indicate some of the risks of investing in the Fund by showing changes in the Fund's performance over time. Please note that you will find performance returns, after the deduction of certain taxes, for other classes of shares of the Fund, together with returns of one or more broad measures of market performance, in the performance table of the prospectus.


Past performance for Class I for the period prior to March 4, 2004 may be calculated based on the performance of Class A, adjusted to reflect differences in sales charges, but not differences in annual Fund operating expenses. The use of blended performance (Class I performance blended with Class A performance for periods before March 4, 2004) generally results in lower performance than Class I shares would have achieved had they been offered for the entire period.


FEES AND EXPENSES

Fund investors pay various expenses. The table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table is supplemented as follows:

Shareholder Fees (fees paid directly from your investment)
                                                                    Class I

Maximum sales charge (load) imposed on purchases
(as a percentage of offering price)                                   none

Maximum deferred sales charge (load) imposed on sales
(as a percentage of offering price at time of purchase)               none

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

As a percentage of average daily net assets:                         Class I
Management fees(a)                                                    0.90%
Distribution (12b-1) fees                                             0.00%
Other expenses(b)                                                     0.18%
Total                                                                 1.08%


(a) Includes the impact of a performance incentive adjustment fee that increased the Fund's management fee by 0.03% for the most recent fiscal year.


(b) Other expenses include an administrative services fee and other nonadvisory expenses.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table is supplemented as follows:

                                 1 year     3 years     5 years    10 years
Class I                           $110       $344        $596       $1,322

BUYING AND SELLING SHARES

The description of Investment Options is supplemented as follows:

If you are an eligible investor, you may purchase Class I shares at net asset value without an initial sales charge or CDSC on redemption. Class I shares do not have annual distribution and service fees, and do not convert to any other class of shares.

The following eligible investors may purchase Class I shares:

o Any fund distributed by American Express Financial Advisors Inc. (AEFA), if the fund seeks to achieve its investment objective by investing primarily in shares of the Fund and other American Express Funds.

In addition, AEFA, in its sole discretion, may accept investments from other purchasers not listed above.

The discussion of buying and selling shares is supplemented as follows:

You may purchase, redeem or exchange Class I shares only through AEFA (see the back cover of the prospectus for address and telephone number). You may exchange your Class I shares only for Class I shares of another American Express Fund.

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the Fund's financial performance. It is supplemented as follows:


Class I
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                             2004(b)
Net asset value, beginning of period                                    $7.16
                                                                        -----
Income from investment operations:
Net investment income (loss)                                              .10
Net gains (losses) (both realized and unrealized)                         .47
                                                                        -----
Total from investment operations                                          .57
                                                                        -----
Net asset value, end of period                                          $7.73
                                                                        -----
Ratios/supplemental data
Net assets, end of period (in millions)                                   $22
Ratio of expenses to average daily net assets(c)                        1.08%(d)
Ratio of net investment income (loss) to average daily net assets        .90%(d)
Portfolio turnover rate (excluding short-term securities)                 23%
Total return(e)                                                         7.96%(f)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.


                                                             S-6242-79 G (12/04)

AXP(R) Partners
       International
            Small Cap
                  Fund

AXP Partners International Small Cap Fund seeks to provide shareholders with long-term growth of capital.

Prospectus
Dec. 30, 2004

Please note that this Fund:

o  is not a bank deposit

o  is not federally insured

o  is not endorsed by any bank or government agency

o  is not guaranteed to achieve its goal

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Partners Funds                                                        (R)

Table of Contents

TAKE A CLOSER LOOK AT:

The Fund                                   3p

Goal                                       3p

Principal Investment Strategies            3p

Principal Risks                            5p

Past Performance                           7p

Fees and Expenses                         10p

Investment Manager                        11p

Other Securities and
   Investment Strategies                  14p


Buying and Selling Shares                 14p


Valuing Fund Shares                       15p

Investment Options                        16p

Purchasing Shares                         17p

Transactions Through Third Parties        19p

Sales Charges                             20p

Exchanging/Selling Shares                 25p

Distributions and Taxes                   29p

Financial Highlights                      31p

--------------------------------------------------------------------------------
2p   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2004 PROSPECTUS

The Fund

GOAL

AXP Partners International Small Cap Fund (the Fund) seeks to provide shareholders with long-term growth of capital. Because any investment involves risk, achieving this goal cannot be guaranteed.

PRINCIPAL INVESTMENT STRATEGIES


The Fund invests primarily in equity securities of non-U.S. companies. Under normal market conditions, the Fund will invest at least 80% of its net assets (including any borrowings for investment purposes) in the stocks of small companies. The Fund considers small companies to be either those with market capitalization of up to $2 billion, or those whose market capitalization falls within the range of companies in the Citigroup Global Equity, ex-U.S. Less Than $2 billion Index. The market capitalization within the Index will vary, but as of Oct. 31, 2004, the range was between $21.00 million and $3.06 billion. The Fund may invest in mature markets (such as the United Kingdom, Canada, and Japan) and in emerging markets (such as Korea, Mexico, and Russia). The Fund will hold both growth and value stocks and at times may favor one more than the other based on available opportunities. The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy.


American Express Financial Corporation (AEFC) serves as the investment manager to the Fund and is responsible for the Fund's overall administration, distribution and oversight of the subadvisers. AEFC has selected two independent asset managers to subadvise the Fund with differing management styles to provide diversified exposure to foreign markets: Templeton Investment Counsel, LLC (Franklin Templeton) and Wellington Management Company, LLP together with its affiliate Wellington Management International Ltd (Wellington Management) (the Subadvisers). The two Subadvisers act independently of each other and use their own methodology for selecting investments. The two Subadvisers employ an active investment strategy that focuses on companies that the asset manager believes will increase in value over time.

Franklin Templeton

In selecting investments for the Fund, Franklin Templeton uses a value-oriented, bottom-up, long-term approach focusing on the market price of a company's securities relative to its evaluation of the company's economic worth, based on long-term earnings, asset value, and cash flow potential. To identify small companies that may potentially be undervalued, Franklin Templeton works through a series of quantitative valuation and liquidity screens of its global database of international stocks. The selection criteria is usually calculated to identify stocks of companies with solid financial strength and generous dividend yields that have low price-to-earnings ratios and have generally been overlooked by the market. If a company appears potentially attractive, its prospects are analyzed relative to its global competitors and not just industry peers in its home country.

--------------------------------------------------------------------------------
3p   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2004 PROSPECTUS

Companies whose stocks Franklin Templeton considers for purchase are subject to extensive fundamental analysis that focuses on those factors which may lead to increases in earnings, cash flow and/or assets over the next five years. Specifically, the analysis identifies catalysts for a change in a company's prospects that may lead to a positive change in the market's valuation of the company going forward. Some of the factors Franklin Templeton considers in its evaluation are:

   o sales growth, including unit growth and pricing power,

   o margin analysis,

   o new product introductions and new management,

   o financial restructuring,

   o balance sheet strength,

   o adjusted net asset values,

   o global supply/demand of products, and

   o currency considerations.

Franklin Templeton will generally sell a company from the Fund when:

   o The stock price fully reflects the estimated future economic worth of the company based on estimated long-term earnings, asset value or cash flow potential.

   o More attractive purchase candidates are identified.

   o Changes in underlying fundamentals reduce the estimated future economic worth of the company and it therefore no longer appears undervalued.

Wellington Management

In selecting investments for the Fund, Wellington Management uses a bottom-up investment approach, utilizing global and regional research resources in order to identify what it believes to be the best small-capitalization companies around the world. In a bottom-up investment approach stocks are selected based on their individual attractiveness rather than the industry in which they reside. Wellington Management takes a local-regional approach to research and stock selection using a number of different sources to identify purchase candidates, including its proprietary research and quantitative screens, and company and local referrals. The sources used depend greatly on the region and industry.

Companies whose stocks Wellington Management considers for purchase are subjected to extensive fundamental analysis to include review of the following factors:

   o a well-articulated business plan,

   o experienced management, with demonstrated management skills either with current companies or at previous employers,

   o a sustainable competitive advantage, and

   o strong financial characteristics.

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4p   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2004 PROSPECTUS

In addition, valuation analysis, including relevant industry valuation, is used to compare the results to a global and local peer group of companies. Companies that compare favorably with the fundamentals, and the growth and valuation characteristics of peers are strong candidates for the Fund. In implementing purchase decisions, consideration is given to the size, liquidity, and volatility.

Wellington Management will generally sell a company from the Fund when:

   o Company fundamentals are no longer attractive.

   o Superior purchase candidates are identified.

Unusual Market Conditions

During unusual market conditions, the Fund may invest in cash and money market instruments than during normal market conditions. Although the Fund could invest in these securities as well as U.S. government obligations, investment grade debt securities, and equity securities of U.S. issuers, it would do so primarily to reduce the foreign market risk. This type of investing could prevent the Fund from achieving its investment objective and could result in more frequent trading and increased fees, expenses, and taxes.

PRINCIPAL RISKS

This Fund is designed for long-term investors with above-average risk tolerance. Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

   Market Risk

   Foreign/Emerging Markets Risk

   Liquidity Risk

   Management Risk

   Small Company Risk

   Issuer Risk

Market Risk

The market value of securities may drop, and you may lose money. Market risk may affect a single issuer, sector of the economy, or industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Foreign/Emerging Markets Risk

The following are all components of foreign/emerging markets risk:

Country risk includes the political, economic, and other conditions of a country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets.

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate will add or subtract from the value of the investment.

--------------------------------------------------------------------------------
5p   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2004 PROSPECTUS

Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood that problems will occur.

Emerging markets risk includes the dramatic pace of change (economic, social, and political) in these countries as well as the other considerations listed above. These markets are in early stages of development and are extremely volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.

Liquidity Risk

Securities may be difficult or impossible to sell at the time that the Fund would like. The Fund may have to lower the selling price, sell other investments, or forego an investment opportunity.

Management Risk

A strategy or selection method utilized by one or both of the asset managers may fail to produce the intended result. When all other factors have been accounted for and the asset manager chooses an investment, there is always the possibility that the choice will be a poor one.

Small Company Risk

Investments in small capitalization companies often involve greater risks than investments in larger, more established companies because small capitalization companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In addition, in many instances the securities of small capitalization companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less and may be more volatile than is typical of larger companies.

Issuer Risk

An issuer, or the value of its stocks or bonds, may perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors.

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6p   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2004 PROSPECTUS

PAST PERFORMANCE

The following bar chart and table indicate the risks and variability of investing in the Fund by showing:

o how the Fund's performance has varied for each full calendar year that the Fund has existed, and

o  how the Fund's average annual total returns compare to recognized indexes.

How the Fund has performed in the past (before and after taxes) does not indicate how the Fund will perform in the future.

(bar chart)

                              CLASS A PERFORMANCE
                            (based on calendar years)

                                                                         +51.62%
                                                                          2003

During the period shown in the bar chart, the highest return for a calendar quarter was +23.79% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was -5.16% (quarter ended March 31, 2003).

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of other classes may vary from that shown above because of differences in expenses.

The Fund's Class A year-to-date return at Sept. 30, 2004 was +3.93%.

AEFC and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Oct. 31, 2005, and will not be reimbursed by the Fund. Under this agreement, net expenses will not exceed 1.95% for Class A, 2.72% for Class B, 2.72% for Class C and 1.78% for Class Y.

--------------------------------------------------------------------------------
7p   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2004 PROSPECTUS

Average Annual Total Returns (as of Dec. 31, 2003)(a)
                                                                                                  Since
                                                                                  1 year        inception
Partners International Small Cap:
   Class A
      Return before taxes                                                         +42.91%       +39.96%(b)
      Return after taxes on distributions                                         +39.91%       +37.60%(b)
      Return after taxes on distributions and sale of fund shares                 +28.30%       +32.91%(b)
   Class B
      Return before taxes                                                         +46.82%       +42.76%(b)
   Class C
      Return before taxes                                                         +50.45%       +45.64%(b)
   Class Y
      Return before taxes                                                         +51.94%       +47.03%(b)

Citigroup Global Equity Index (reflects no deduction for fees, expenses or taxes) +58.92%       +47.55%(c)

Lipper International Small-Cap Funds Index                                        +55.10%       +45.49%(c)

(a) AEFC and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Oct. 31, 2005, and will not be reimbursed by the Fund. Under this agreement, net expenses will not exceed 1.95% for Class A, 2.72% for Class B, 2.72% for Class C and 1.78% for Class Y.

(b)  Inception date was Oct. 3, 2002.


(c)  Measurement period started Oct. 1, 2002.


Before-Tax Returns

This table shows total returns from hypothetical investments in Class A, Class B, Class C and Class Y shares of the Fund. These returns are compared to the indexes shown for the same periods. The performance of different classes varies because of differences in sales charges and fees.

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8p   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2004 PROSPECTUS

After-Tax Returns

After-tax returns are shown only for Class A shares. After-tax returns for the other classes will vary. After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and most likely will differ from the returns shown in the table. If you hold your shares in a tax-deferred account, such as a 401(k) plan or an IRA, the after-tax returns do not apply to you since you will not incur taxes until you begin to withdraw from your account.

The return after taxes on distributions for a period may be the same as the return before taxes for the same period if there are no distributions or if the distributions are small. The return after taxes on distributions and sale of Fund shares for a period may be greater than the return before taxes for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (since it can be used to offset other gains) may result in a higher return.

For purposes of this calculation we assumed:

o  the maximum sales charge for Class A shares,

o sales at the end of the period and deduction of the applicable contingent deferred sales charge (CDSC) for Class B shares,

o  no sales charge for Class C shares,

o  no sales charge for Class Y shares, and

o no adjustments for taxes paid by an investor on the reinvested income and capital gains.


The Citigroup Global Equity Index ex-U.S. Less Than $2 billion Index, an unmanaged market capitalization weighted benchmark, measures the small stock component of the Salomon Smith Barney Global Equity Index which includes developed and emerging markets countries globally excluding the U.S. Within each country, those stocks falling under a two billion dollar market cap of the available market capital in each country form the universe. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

The Lipper International Small-Cap Funds Index includes the 10 largest international small-cap funds tracked by Lipper Inc. The index's returns include net reinvested dividends.


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9p   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2004 PROSPECTUS

FEES AND EXPENSES

Fund investors pay various expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
                                                              Class A   Class B     Class C   Class Y
Maximum sales charge (load) imposed on purchases(a)
(as a percentage of offering price)                            5.75%     none        none      none

Maximum deferred sales charge (load) imposed on sales
(as a percentage of offering price at time of purchase)        none(b)    5%         1%(c)     none

Annual Fund Operating Expenses(d) (expenses that are deducted from Fund assets)

As a percentage of average daily net assets:   Class A  Class B  Class C Class Y
Management fees(e)                              1.06%    1.06%    1.06%    1.06%
Distribution (12b-1) fees                       0.25%    1.00%    1.00%    0.00%
Other expenses(f)                               0.95%    0.98%    0.99%    1.02%
Total                                           2.26%    3.04%    3.05%    2.08%
Fee waiver/expense reimbursement                0.32%    0.33%    0.34%    0.30%
Net expenses                                    1.94%    2.71%    2.71%    1.78%

(a) This charge may be reduced depending on the value of your total investments in American Express Funds. See "Sales Charges."

(b) For Class A purchases over $1,000,000 on which no sales charge is assessed, a 1% sales charge applies if you sell your shares less than one year after purchase.

(c) For Class C purchases, a 1% sales charge applies if you sell your shares less than one year after purchase.

(d) AEFC and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Oct. 31, 2005, and will not be reimbursed by the Fund. Under this agreement, net expenses will not exceed 1.95% for Class A; 2.72% for Class B; 2.72% for Class C and 1.78% for Class Y.


(e) Includes the impact of a performance incentive adjustment fee that decreased the management fee by 0.06% for the most recent fiscal year.


(f) Other expenses include an administrative services fee, a shareholder services fee for Class Y, a transfer agency fee and other nonadvisory expenses.

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10p   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2004 PROSPECTUS

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

Assume you invest $10,000 and the Fund earns a 5% annual return each year. Also assume that the operating expenses remain the same each year. You would pay the following expenses if you redeem all of your shares at the end of the time periods indicated:

                                            1 year     3 years    5 years    10 years
Class A(a)                                   $761      $1,212      $1,689      $3,002
Class B                                      $674(b)   $1,208(b)   $1,668(b)   $3,153(c)
Class C                                      $274      $  911      $1,572      $3,344
Class Y                                      $181      $  623      $1,092      $2,392

(a)  Includes a 5.75% sales charge.

(b)  Includes the applicable CDSC.

(c) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.

You would pay the following expenses if you did not redeem your shares:

                                             1 year     3 years    5 years    10 years
Class A(a)                                    $761      $1,212      $1,689      $3,002
Class B                                       $274      $  908      $1,568      $3,153(b)
Class C                                       $274      $  911      $1,572      $3,344
Class Y                                       $181      $  623      $1,092      $2,392

(a)  Includes a 5.75% sales charge.

(b) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.

(c) AEFC and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Oct. 31, 2005, and will not be reimbursed by the Fund. Under this agreement, net expenses will not exceed 1.95% for Class A, 2.72% for Class B, 2.72% for Class C and 1.78% for Class Y.

These examples do not represent actual expenses, past or future. Actual expenses may be higher or lower than those shown.

INVESTMENT MANAGER

AEFC selects, contracts with, and compensates the Subadvisers to manage the investment of the Fund's assets. AEFC monitors the compliance of the Subadvisers with the investment objectives and related policies of the Fund, reviews the performance of the Subadvisers, and reports periodically to the Board of Directors.

The Subadvisers each manage a portion of the Fund's assets based upon their respective experience in managing international funds investing in developed and emerging foreign markets whose investment goals and strategies are substantially similar to those of the Fund. New investments in the Fund, net of any redemptions, are allocated in accordance with AEFC's determination of the allocation that is in the best interests of the Fund's shareholders.

--------------------------------------------------------------------------------
11p   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2004 PROSPECTUS

Franklin Templeton

Cindy Sweeting, CFA

Ms. Sweeting joined Franklin Templeton Investments as a portfolio manager/research analyst in 1997 and is currently executive vice president, portfolio manager, and Director of Research of Templeton Investment Counsel, LLC. She serves as the coordinator of Templeton's healthcare research team and her global research responsibilities include the pharmaceutical and biotechnology industries. Ms. Sweeting has over 20 years of experience in the investment industry. Prior to joining Franklin Templeton, she was the vice president of investments with McDermott International Investments Co., Inc., in Nassau, Bahamas. Ms. Sweeting graduated summa cum laude from Georgetown University, where she earned a bachelor of science degree in business administration with a concentration in finance.

Tucker Scott, CFA

Mr. Scott joined Franklin Templeton Investments as a research analyst in 1996 and is currently senior vice president, portfolio manager, and research analyst of Templeton Investment Counsel, LLC. His global research responsibilities include internet software and services as well as commercial services. Previously, Mr. Scott worked for Aeltus Investment Management, where his industry coverage included telecommunication equipment and financial services. Mr. Scott earned a bachelor of arts degree in history from the University of Virginia and a master of business administration degree from the Amos Tuck School of Business at Dartmouth College.

Simon Rudolph, ACA

Mr. Rudolph joined Franklin Templeton Investments as a portfolio manager/research analyst in 1997 and is currently executive vice president, portfolio manager, and research analyst of Templeton Investments (Asia) Limited. He has research responsibility for beverages, tobacco, food, personal, and household products; and provides joint coverage of the small cap consumer goods industries. Mr. Rudolph has country research coverage of India and Japan. Previously, he was an executive director with Morgan Stanley. Mr. Rudolph earned a bachelor of arts degree in economic history from Durham University, England. Franklin Templeton is located at 500 East Broward Blvd., Suite 2100, Fort Lauderdale, Florida 33394. Franklin Templeton, subject to the supervision and approval of AEFC, provides investment advisory assistance and day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information under a Subadvisory Agreement with AEFC.

Wellington Management

Edward L. Makin

Mr. Makin joined Wellington Management in 1994. Mr. Makin has been a portfolio manager for Wellington Management International Ltd. since June 2004. He has managed Global Smaller Companies portfolios for Wellington Management Company LLP since December 1997. Alongside his smaller company responsibilities he was an active member of Wellington Management Company LLP's Europe large cap equity team from 1994 until July 2000. Prior to joining Wellington Management Company LLP in 1994, Mr. Makin spent five years as an equity fund manager/analyst at Morgan Stanley Asset Management in the UK, where he managed institutional and retail portfolios invested in British stocks. A graduate of the University of London with a BA in economics (1987), Mr. Makin earned a diploma in portfolio management theory from the London Business School. He is registered with the London Stock Exchange and FSA.

--------------------------------------------------------------------------------
12p   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2004 PROSPECTUS

Wellington Management is located at 75 State Street, Boston, Massachusetts. Wellington Management, subject to the supervision and approval of AEFC, provides investment advisory assistance and day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with AEFC. Effective June 7, 2004, the portion of the Fund's portfolio managed by Wellington Management will be managed by Wellington Management International, located at Stratton House, 1 Stratton Street, London, England. All other contractual duties and responsibilities such as portfolio trading, account administration and client liaison services, will continue to be carried out by Wellington Management.

AEFC


The Fund pays AEFC a fee for managing its assets. Under the Investment Management Services Agreement, the fee for the most recent fiscal year was 1.06% of the Fund's average daily net assets, including an adjustment under the terms of a performance incentive adjustment. The adjustment is computed by comparing the Fund's performance to the performance of an index of comparable funds published by Lipper Inc. In certain circumstances, the Board may approve a change in the index. The maximum adjustment (increase or decrease) will be 0.12% of the Fund's average net assets on an annual basis. AEFC, in turn, pays a portion of this fee to each of the Subadvisers. Under the agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses. AEFC or an affiliate may make payments from its own resources, which include profits from management fees paid by the Fund, to compensate broker-dealers or other persons for providing distribution assistance. AEFC, located at 200 AXP Financial Center, Minneapolis, Minnesota 55474, is a wholly-owned subsidiary of American Express Company, a global financial services company with headquarters at American Express Tower, World Financial Center, New York, New York 10285. In addition to managing investments for all of the AXP funds, AEFC manages investments for itself and its affiliates. For institutional clients, AEFC and its subsidiaries also provide investment management and related services such as separate account asset management, institutional trust and custody, and employee benefit plan administration, as well as investment products.


AEFC also serves as investment manager to the AXP Portfolio Builder Series, a group of six funds-of-funds that provide asset-allocation services to shareholders by investing in shares of other AXP Funds, including the Fund. The Fund may experience relatively large purchases or redemptions from the Portfolio Builder Funds. Although AEFC seeks to minimize the impact of these transactions by structuring them over a reasonable period of time, the Fund may experience increased expenses as it buys and sells portfolio securities to manage transactions for the Portfolio Builder Funds. In addition, because the Portfolio Builder Funds may own a substantial portion of the Fund, a redemption by the Portfolio Builder Funds could cause the Fund's expense ratio to increase as the Fund's fixed costs would be spread over a smaller asset base. AEFC monitors expense levels and is committed to offering funds that are competitively priced. AEFC will report to the Fund's Board of Directors on the steps it has taken to manage any potential conflicts.

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13p   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2004 PROSPECTUS

The Fund operates under an order from the Securities and Exchange Commission that permits AEFC, subject to the approval of the Board of Directors, to appoint a subadviser or change the terms of a subadvisory agreement for the Fund without first obtaining shareholder approval. The order permits the Fund to add or change unaffiliated subadvisers or the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.

OTHER SECURITIES AND INVESTMENT STRATEGIES

The Fund may invest in other securities and may use other investment strategies that are not principal investment strategies. The Fund's policies permit investment in other instruments such as preferred stocks, and warrants and convertible securities of foreign issuers, including sponsored or unsponsored American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs). Additionally, the Fund may use derivative instruments to produce incremental earnings, to hedge existing positions, and to increase flexibility. Even though the Fund's policies permit the use of drivatives in this manner, the portfolio manager is not required to use derivatives.

For more information on strategies and holdings, see the Fund's Statement of Additional Information (SAI) and its annual and semiannual reports.

Portfolio Holdings Disclosure

The Fund's Board of Directors has adopted policies and procedures which govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio securities held by the Fund. A description of these policies and procedures is included in the Fund's Statement of Additional Information.

Buying and Selling Shares

The public offering price for Class A shares of the Fund is the net asset value
(NAV) plus a sales charge, and for Class B, C, and Y shares, the NAV. In addition to buying and selling shares through the Fund's distributor, American Express Financial Advisors Inc. (the Distributor), you may buy or sell shares through third parties, including 401(k) plans, banks, brokers, and investment advisers. Where authorized by the Fund, orders in good form are priced using the NAV next determined after your order is placed with the third party. Good form or good order means that your instructions have been received in the form required by the Distributor. This may include, for example, providing the fund name and account number, the amount of the transaction and all required signatures. For more information, refer to the sections on "Purchasing Shares" and "Exchanging/Selling Shares," or contact your financial advisor. If you buy or redeem shares through a third party, consult that firm to determine whether your order will be priced at the time it is placed with the third party or at the time it is placed with the Fund. The third party may charge a fee for its services.

--------------------------------------------------------------------------------
14p   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2004 PROSPECTUS

VALUING FUND SHARES


The NAV is the value of a single share of the Fund. The NAV is determined by dividing the value of the Fund's assets, minus any liabilities, by the number of shares outstanding. AEFC calculates the NAV as of the close of business on the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time, on each day that the NYSE is open. The Fund's securities are valued primarily on the basis of market quotations obtained from outside pricing services approved by the Board. Certain short-term securities are valued at amortized cost.

When reliable market quotations are not readily available, securities are priced at fair value based on procedures adopted by the Board. These procedures are also used when the value of a security held by the Fund is materially affected by events that occur after the close of the primary market on which the security is traded but prior to the time as of which the Fund's NAV is determined. Valuing securities at fair value involves greater reliance on judgment. The fair value of a security is likely to differ from any available quoted or published price. To the extent that the Fund has significant holdings of foreign securities or securities that trade infrequently, or both, fair valuation may be used more frequently than for other funds. The Fund uses a third-party service provider to assist in determining fair values for foreign securities.


The Fund's securities are valued primarily on the basis of market quotations. However, securities will be valued at fair value if reliable quotations are not readily available. Securities also will be valued at fair value if their value has been materially affected by events after the close of the primary exchanges or markets on which they trade and before the NAV is calculated. This occurs most commonly with foreign securities, but may occur in other cases. The Board has adopted fair value procedures for pricing securities under certain circumstances. These procedures are used (1) when market prices for securities are not readily available, (2) when available prices are deemed unreliable, or
(3) when a significant event has occurred that is not reflected in available prices. The fair value of a security is likely to be different from the quoted or published price. Fair value procedures are approved by the Fund's Board of Directors. Certain short-term securities are valued at amortized cost. Foreign investments are valued in U.S. dollars. Some of the Fund's securities may be listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. In that event, the net asset value of the Fund's shares may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

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15p   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2004 PROSPECTUS

INVESTMENT OPTIONS

1. Class A shares are sold to the public with a sales charge at the time of purchase and an annual distribution (12b-1) fee of 0.25%.

2. Class B shares are sold to the public with a contingent deferred sales charge (CDSC) and an annual distribution fee of 1.00%.

3. Class C shares are sold to the public without a sales charge at the time of purchase and with an annual distribution fee of 1.00% (may be subject to a CDSC).

4. Class Y shares are sold to qualifying institutional investors without a sales charge or distribution fee. Please see the SAI for information on eligibility to purchase Class Y shares.

The Fund also offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares are made available through a separate prospectus supplement provided to investors eligible to purchase the shares.

Investment options summary

The Fund offers different classes of shares. There are differences among the fees and expenses for each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your financial advisor can help you with this decision.

The following table shows the key features of each class:

                  Class A         Class B         Class C         Class Y
----------------- --------------- --------------- --------------- --------------
Availability      Available to    Available to    Available to    Limited to
                  all             all             all             qualifying
                  investors.      investors.      investors.      institutional
                                                                  investors.
----------------- --------------- --------------- --------------- --------------
Initial Sales     Yes. Payable    No. Entire      No. Entire      No. Entire
Charge            at time of      purchase        purchase        purchase
                  purchase.       price is        price is        price is
                  Lower sales     invested in     invested in     invested in
                  charge for      shares of the   shares of the   shares of the
                  larger          Fund.           Fund.           Fund.
                  investments.
----------------- --------------- --------------- --------------- --------------
Deferred Sales    On purchases    Maximum 5%      1% CDSC         None.
Charge            over            CDSC during     applies if
                  $1,000,000,     the first       you sell your
                  1% CDSC         year            shares less
                  applies if      decreasing to   than one year
                  you sell your   0% after six    after
                  shares less     years.          purchase.
                  than one year
                  after
                  purchase.
----------------- --------------- --------------- --------------- --------------
Distribution      Yes.* 0.25%     Yes.* 1.00%     Yes.* 1.00%     Yes.  0.10%
and/or
Shareholder
Service Fee
----------------- --------------- --------------- --------------- --------------
Conversion to     N/A             Yes,            No.             No.
Class A                           automatically
                                  in ninth
                                  calendar year
                                  of ownership.
----------------- --------------- --------------- --------------- --------------

* The Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 that allows it to pay distribution and servicing-related expenses for the sale of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an on-going basis, the fees may cost long-term shareholders more than paying other types of sales charges imposed by some mutual funds.

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16p   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2004 PROSPECTUS

Should you purchase Class A, Class B or Class C shares?

If your investments in American Express mutual funds total $100,000 or more, Class A shares may be the better option because the sales charge is reduced for larger purchases. If you qualify for a waiver of the sales charge, Class A shares will be the best option.

If you invest less than $100,000, consider how long you plan to hold your shares. Class B shares have a higher annual distribution fee than Class A shares and a CDSC for six years. Class B shares convert to Class A shares in the ninth calendar year of ownership. Class B shares purchased through reinvested dividends and distributions also will convert to Class A shares in the same proportion as the other Class B shares.

Class C shares also have a higher annual distribution fee than Class A shares. Class C shares have no sales charge if you hold the shares for one year or longer. Unlike Class B shares, Class C shares do not convert to Class A. As a result, you will pay a 1% distribution fee for as long as you hold Class C shares. If you choose a deferred sales charge option (Class B or Class C), generally you should consider Class B shares if you intend to hold your shares for more than six years. Consider Class C shares if you intend to hold your shares less than six years. To help you determine what investment is best for you, consult your financial advisor.

PURCHASING SHARES

To purchase shares through entities other than the Distributor, please consult your selling agent. The following section explains how you can purchase shares from the Distributor.

If you do not have an existing American Express mutual fund account, you will need to establish a brokerage account. Your financial advisor will help you fill out and submit an application. Once your account is set up, you can choose among several convenient ways to invest.

When you purchase, your order will be priced at the next NAV calculated after your order is accepted by the Fund. If your application does not specify which class of shares you are purchasing, we will assume you are investing in Class A shares.

Important: When you open an account, you must provide your correct Taxpayer Identification Number (TIN), which is either your Social Security or Employer Identification number.

If you do not provide and certify the correct TIN, you could be subject to backup withholding of 28% of taxable distributions and proceeds from certain sales and exchanges. You also could be subject to further penalties, such as:

o  a $50 penalty for each failure to supply your correct TIN,

o a civil penalty of $500 if you make a false statement that results in no backup withholding, and

o  criminal penalties for falsifying information.

You also could be subject to backup withholding, if the IRS notifies us to do so, because you failed to report required interest or dividends on your tax return.

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

How to determine the correct TIN

For this type of account:        Use the Social Security or Employer
                                 Identification number of:
-------------------------------- -----------------------------------------------
Individual or joint account      The individual or one of the owners listed on
                                 the joint account
-------------------------------- -----------------------------------------------
Custodian account of a minor     The minor
(Uniform Gifts/Transfers to
Minors Act)
-------------------------------- -----------------------------------------------
A revocable living trust         The grantor-trustee (the person who puts the
                                 money into the trust)
-------------------------------- -----------------------------------------------
An irrevocable trust, pension    The legal entity (not the personal
trust or estate                  representative or trustee, unless no legal
                                 entity is designated in the account title)
-------------------------------- -----------------------------------------------
Sole proprietorship or           The owner
single-owner LLC
-------------------------------- -----------------------------------------------
Partnership or multi-member      The partnership
LLC
-------------------------------- -----------------------------------------------
Corporate or LLC electing        The corporation
corporate status
on  Form 8837
-------------------------------- -----------------------------------------------
Association, club or             The organization
tax-exempt organization
-------------------------------- -----------------------------------------------

For details on TIN requirements, contact your financial advisor to obtain a copy of federal Form W-9, "Request for Taxpayer Identification Number and Certification." You also may obtain the form on the Internet at www.irs.gov.

Methods of purchasing shares

By mail

Once your account has been established, send your check to:

American Express Funds
70200 AXP Financial Center
Minneapolis, MN 55474

Minimum amounts
Initial investment:                 $2,000*
Additional investments:             $500**
Account balances:                   $300
Qualified account balances:         none

If your Fund account balance falls below $300 for any reason, including a market decline, you will be asked to increase it to $300 or establish a scheduled investment plan. If you do not do so within 30 days, your shares can be sold and the proceeds mailed to you.

 * $1,000 for tax qualified accounts.

** $100 minimum add-on for existing mutual fund accounts outside of a brokerage account (direct at fund accounts).

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

By scheduled investment plan

Minimum amounts
Initial investment:                 $2,000*
Additional investments:             $100**
Account balances:                   none (on a scheduled investment plan with
                                    monthly payments)

If your Fund account balance is below $2,000, you must make payments at least monthly.

 * $100 for direct at fund accounts.

** $50 minimum per payment for qualified accounts in a direct at fund account.

By wire or electronic funds transfer

Please contact your financial advisor or selling agent for specific instructions.

Minimum wire purchase amount: $1,000 or new account minimum, as applicable.

By telephone

If you have a brokerage account, you may use the money in your account to make initial and subsequent purchases.

To place your order, call:

(800) 297-7378 for brokerage accounts

(800) 967-4377 for wrap accounts

TRANSACTIONS THROUGH THIRD PARTIES

You may buy or sell shares through certain 401(k) plans, banks, broker-dealers, financial advisors or other investment professionals. These organizations may charge you a fee for this service and may have different policies. Some policy differences may include different minimum investment amounts, exchange privileges, fund choices and cutoff times for investments. The Fund and the Distributor are not responsible for the failure of one of these organizations to carry out its obligations to its customers. Some organizations may receive compensation from the Distributor or its affiliates for shareholder recordkeeping and similar services. Where authorized by the Fund, some organizations may designate selected agents to accept purchase or sale orders on the Fund's behalf. To buy or sell shares through third parties or to determine if there are policy differences, please consult your selling agent. For other pertinent information related to buying or selling shares, please refer to the appropriate section in the prospectus.

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19p   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2004 PROSPECTUS

SALES CHARGES

Class A -- initial sales charge alternative

When you purchase Class A shares, you pay a sales charge as shown in the following table:

                                      Sales charge as percentage of:
Total market value        Public offering price*            Net amount invested
Up to $49,999                      5.75%                            6.10%
$50,000-$99,999                    4.75                             4.99
$100,000-$249,999                  3.50                             3.63
$250,000-$499,999                  2.50                             2.56
$500,000-$999,999                  2.00                             2.04
$1,000,000 or more                 0.00                             0.00

* Offering price includes the sales charge.

You may be able to reduce the sales charge on Class A shares, based on the combined market value of your accounts.

The current market values of the following investments are eligible to be added together for purposes of determining the sales charge on your purchase:

o  Your current investment in this Fund, and

o Previous investments you and members of your primary household group have made in Class A, Class B or Class C shares in this and other American Express mutual funds, provided your investment was subject to a sales charge.

   o Your primary household group consists of you, your spouse or domestic partner, and your unmarried children under age 21 sharing a mailing address. For purposes of this policy a domestic partner is an individual who shares your primary residence and with whom you own joint property. If you or any member of your primary household group elects to separate from the primary household group (for example, by asking that account statements be sent to separate addresses), your assets will no longer be combined for purposes of reducing your sales charge.

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20p   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2004 PROSPECTUS

The following accounts are eligible to be included in determining the sales charge on your purchase:

o  Individual or joint accounts held directly at the Fund;

o  Individual or joint accounts held through American Express Brokerage;

o Roth and traditional IRAs, SEPs, SIMPLEs and TSCAs, provided they are invested in Class A, Class B or Class C shares that are subject to a sales charge and are not part of a group billing as described under "Other Class A sales charge policies";

o UGMA/UTMA accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child;

o Revocable trust accounts for which you or a member of your primary household group, individually, is the beneficiary;

o Accounts held in the name of your, your spouse's, or your domestic partner's sole proprietorship or single owner limited liability company or S corporation; and

o Qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan.

The following accounts are not eligible to be included in determining the sales charge on your purchase:

o Accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts);

o  Investments in AXP Tax-Free Money Fund;

o Investments in Class A shares where the sales charge is waived, for example, purchases through wrap accounts, including American Express Strategic Portfolio Service Advantage (SPS);

o  Investments in Class D, Class E, or Class Y shares;

o Investments in 529 plans, donor advised funds, variable annuities, variable life insurance products, wrap accounts or managed separate accounts; and

o  Charitable and irrevocable trust accounts.

If you purchase American Express mutual fund shares through different channels, for example, through a firm other than the Distributor, and you want to include those assets toward a reduced sales charge, you must inform the Distributor in writing about the other accounts when placing your purchase order. When placing your purchase order, you must provide the Distributor with your most recent account statement and contact information regarding the other accounts. A selling agent other than the Distributor may require additional information.

Unless you provide the Distributor or your financial advisor with information about all of the accounts that may count toward a sales charge reduction, there can be no assurance that you will receive all of the reductions for which you may be eligible.

For more information on rights of accumulation, please see the SAI.

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21p   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2004 PROSPECTUS

Other Class A sales charge policies

o Group billing: Purchases made through a payroll deduction program offered by an employer retirement plan that has elected to take advantage of the Distributor's group billing service, may be added together to reduce sales charges for all shares purchased through the plan.

o Letter of Intent: If you intend to invest $50,000 or more over a period of 13 months, you can reduce the sales charges in Class A by completing a letter of intent form and filing it with the Distributor. The letter of intent may apply to purchases made up to 90 days before it is received in good order by the Distributor. Your holdings in American Express mutual funds acquired more than 90 days before receipt of your signed letter of intent in the Distributor's corporate office will not be counted towards the completion of the letter of intent. If purchasing shares in a brokerage account or through a third party, you must request the reduced sales charge when you buy shares. If you do not complete and file the form, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge. For more details, please contact your financial advisor or see the SAI.

Waivers of the sales charge for Class A shares

Sales charges do not apply to:

o current or retired board members, officers or employees of the Fund or AEFC or its subsidiaries, their spouses or domestic partners, children and parents.

o current or retired American Express financial advisors, employees of financial advisors, their spouses or domestic partners, children and parents.

o registered representatives and other employees of brokers, dealers or other financial institutions having a sales agreement with the Distributor, including their spouses, domestic partners, children and parents.

o qualified employee benefit plans offering participants daily access to American Express mutual funds. Eligibility must be determined in advance. For assistance, please contact your financial advisor. Participants in certain qualified plans where the initial sales charge is waived may be subject to a deferred sales charge of up to 4%.

o shareholders who have at least $1 million in American Express mutual funds. If the investment is sold less than one year after purchase, a CDSC of 1% will be charged.

o direct rollovers from American Express Retirement Services, provided that the rollover involves a transfer of Class Y shares in this Fund to Class A shares in this Fund.

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22p   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2004 PROSPECTUS

o  purchases made:

   o with dividend or capital gain distributions from this Fund or from the same class of another American Express mutual fund,

   o through or under a wrap fee product or other investment product sponsored by the Distributor or another authorized broker-dealer, investment advisor, bank or investment professional,

   o within the University of Texas System ORP,

   o within a segregated separate account offered by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company,

   o through or under a subsidiary of AEFC offering Personal Trust Services' Asset-Based pricing alternative.

o shareholders whose original purchase was in a Strategist fund merged into an American Express fund in 2000.

o repurchases. You can change your mind after requesting a sale and use all or part of the proceeds to purchase new shares in the same account from which you sold. If you reinvest in Class A, you will purchase the new shares at NAV rather than the offering price on the date of a new purchase. To take advantage of this waiver, send a written request within 90 days of the date your sale request was processed and include your account number. This privilege may be limited or withdrawn at any time and use of this option may have tax consequences.

Policies related to reducing or waiving the sales charge may be modified or withdrawn at any time.

Unless you provide the Distributor or your financial advisor with information about all of the factors that may count toward a waiver of the sales charge, there can be no assurance that you will receive all of the waivers for which you may be eligible.

You also may view this information about sales charges and breakpoints free of charge on the Fund's website. Go to www.americanexpress.com/funds and click on the hyperlink "Sales Charge Discount Information."

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23p -- AXP PARTNERS INTERNATIONAL SMALL CAP FUND -- 2004 PROSPECTUS

Class B and Class C -- contingent deferred sales charge (CDSC) alternative

For Class B, the CDSC is based on the sale amount and the number of calendar years -- including the year of purchase -- between purchase and sale. The following table shows how CDSC percentages on sales decline after a purchase:

If the sale is made during the:        The CDSC percentage rate is:
First year                                          5%
Second year                                         4%
Third year                                          4%
Fourth year                                         3%
Fifth year                                          2%
Sixth year                                          1%
Seventh year                                        0%

For Class C, a 1% CDSC is charged if you sell your shares less than one year after purchase.

For both Class B and Class C, if the amount you are selling causes the value of your investment to fall below the cost of the shares you have purchased, the CDSC is based on the lower of the cost of those shares purchased or market value. Because the CDSC is imposed only on sales that reduce your total purchase payments, you never have to pay a CDSC on any amount that represents appreciation in the value of your shares, income earned by your shares, or capital gains.

In addition, the CDSC on your sale, if any, will be based on your oldest purchase payment. The CDSC on the next amount sold will be based on the next oldest purchase payment.

Example

Assume you had invested $10,000 in Class B shares and that your investment had appreciated in value to $12,000 after 3 1/2 years, including reinvested dividends and capital gain distributions. You could sell up to $2,000 worth of shares without paying a CDSC ($12,000 current value less $10,000 purchase amount). If you sold $2,500 worth of shares, the CDSC would apply to the $500 representing part of your original purchase price. The CDSC rate would be 3% because the sale was made during the fourth year after the purchase.

Waivers of the sales charge for Class B and Class C shares

The CDSC will be waived on sales of shares:

o  in the event of the shareholder's death,

o  held in trust for an employee benefit plan, or

o held in IRAs or certain qualified plans if American Express Trust Company is the custodian, such as Keogh plans, tax-sheltered custodial accounts or corporate pension plans, provided that the shareholder is:

   o at least 59 1/2 years old AND

   o taking a retirement distribution (if the sale is part of a transfer to an IRA or qualified plan, or a custodian-to-custodian transfer, the CDSC will not be waived) OR

   o selling under an approved substantially equal periodic payment arrangement.

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24p   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2004 PROSPECTUS

EXCHANGING/SELLING SHARES

To sell or exchange shares held with entities other than the Distributor, please consult your selling agent. The following section explains how you can exchange or sell shares held with the Distributor.

Exchanges

You may exchange your Fund shares at no charge for shares of the same class of any other publicly offered American Express mutual fund. Exchanges into AXP Tax-Free Money Fund may only be made from Class A shares. For complete information on the other fund, including fees and expenses, read that fund's prospectus carefully. Your exchange will be priced at the next NAV calculated after we receive your transaction request in good order.

Market timing is frequent or short-term trading by certain shareholders intended to profit at the expense of other shareholders by selling shares of a fund shortly after purchase. Market timing may adversely impact a fund's performance by preventing the portfolio manager from fully investing the assets of the fund, diluting the value of shares held by long-term shareholders, or increasing the fund's transaction costs.


Funds that invest in securities which trade on overseas securities markets may be vulnerable to market timers who seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets, which is generally the time at which a fund's NAV is calculated. To the extent that the Fund has significant holdings of foreign securities or securities that trade infrequently, or both, the risks of market timing may be greater than for funds that do not have such holdings. See "Principal Investment Strategies" for a discussion of the investment strategies that may result in the Fund's investing in one or more of these asset classes. See also "Valuing Fund Shares" for a discussion of the Fund's policy on fair value pricing, which is intended, in part, to reduce the frequency and effect of market timing.


The Fund's Board of Directors has adopted a policy that is designed to detect and deter market timing. The Fund seeks to enforce this policy through the Distributor and its transfer agent as follows:

o The Fund tries to distinguish market timing from trading that it believes is not harmful, such as periodic rebalancing for purposes of asset allocation or dollar cost averaging. Under the Fund's procedures, there is no set number of transactions in the Fund that constitutes market timing. Even one purchase and subsequent sale by related accounts may be market timing. Generally, the Fund seeks to restrict the exchange privilege of an investor who makes more than three exchanges into or out of the Fund in any 90-day period. Accounts held by a retirement plan or financial intermediary for the benefit of its participants or clients, which typically engage in daily transactions, are not subject to this limit. The Distributor does seek the assistance of retirement plans and financial intermediaries in applying similar restrictions on the sub-accounts of their participants or clients.

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25p   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2004 PROSPECTUS

o If an investor's trading activity is determined to be market timing or otherwise harmful to existing shareholders, the Fund reserves the right to modify or discontinue the investor's exchange privilege or reject the investor's purchases or exchanges, including purchases or exchanges accepted by a retirement plan or other financial intermediary. The Fund may treat accounts it believes to be under common control as a single account for these purposes, although it may not be able to identify all such accounts.

o Although the Fund does not knowingly permit market timing, it cannot guarantee that it will be able to identify and restrict all short-term trading activity. The Fund receives purchase and sale orders through retirement plans and financial intermediaries where market timing activity may not always be successfully detected.

Other exchange policies:

o  Exchanges must be made into the same class of shares of the new fund.

o If your exchange creates a new account, it must satisfy the minimum investment amount for new purchases.

o  Once we receive your exchange request, you cannot cancel it.

o  Shares of the new fund may not be used on the same day for another exchange.

o If your shares are pledged as collateral, the exchange will be delayed until written approval is received from the secured party.

Selling Shares

You may sell your shares at any time. The payment will be mailed within seven days after your request is received in good order.

When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in good order by the Fund, minus any applicable CDSC.

You can change your mind after requesting a sale and use all or part of the proceeds to purchase new shares in the same account from which you sold. If you reinvest in Class A, you will purchase the new shares at NAV rather than the offering price on the date of a new purchase. If you reinvest in Class B or Class C, any CDSC you paid on the amount you are reinvesting also will be reinvested. To take advantage of this waiver, send a written request within 90 days of the date your sale request was processed and include your account number. This privilege may be limited or withdrawn at any time and use of this option may have tax consequences.

The Fund reserves the right to redeem in kind.

For more details and a description of other sales policies, please see the SAI.

If you decide to sell your shares within 30 days of a telephoned-in address change, a written request is required.

Important: If you request a sale of shares you recently purchased by a check or money order that is not guaranteed, the Fund will wait for your check to clear. It may take up to 10 days from the date of purchase before payment is made. Payment may be made earlier if your bank provides evidence satisfactory to the Fund and the Distributor that your check has cleared.

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26p   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2004 PROSPECTUS

Ways to request an exchange or sale of shares

By regular or express mail

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

Include in your letter:

o  your account number

o  the name of the fund(s)

o  the class of shares to be exchanged or sold

o  your Social Security number or Employer Identification number

o  the dollar amount or number of shares you want to exchange or sell

o  specific instructions regarding delivery or exchange destination

o signature(s) of registered account owner(s) (All signatures may be required. Contact your financial advisor for more information.)

o  delivery instructions, if applicable

o  any paper certificates of shares you hold

Payment will be mailed to the address of record and made payable to the names listed on the account, unless your request specifies differently and is signed by all owners.

The express mail delivery charges you pay will vary depending on domestic or international delivery instructions.

By telephone

(800) 297-7378 for brokerage accounts

(800) 862-7919 for direct at fund accounts

(800) 967-4377 for wrap accounts

o The Fund and the Distributor will use reasonable procedures to confirm authenticity of telephone exchange or sale requests.

o Telephone exchange and sale privileges automatically apply to all accounts except custodial, corporate or qualified retirement accounts. You may request that these privileges NOT apply by writing the Distributor. Each registered owner must sign the request.

o Acting on your instructions, your financial advisor may conduct telephone transactions on your behalf.

o  Telephone privileges may be modified or discontinued at any time.

Minimum sale amount:          $100

Maximum sale amount:          $100,000

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27p   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2004 PROSPECTUS

By wire

You can wire money from your account to your bank account. Contact your financial advisor or the Distributor at the above numbers for additional information.

o  Minimum amount: $1,000

o  Pre-authorization is required.

o  A service fee may be charged against your account for each wire sent.

By scheduled payout plan

o  Minimum payment: $100*

o  Contact your financial advisor or the Distributor to set up regular payments.

o Purchasing new shares while under a payout plan may be disadvantageous because of the sales charges.

* Minimum is $50 in a direct at fund account.

Electronic transactions

The ability to initiate transactions via the internet may be unavailable or delayed at certain times (for example, during periods of unusual market activity). The Fund and the Distributor are not responsible for any losses associated with unexecuted transactions. In addition, the Fund and the Distributor are not responsible for any losses resulting from unauthorized transactions if reasonable security measures are followed to validate the investor's identity. The Fund may modify or discontinue electronic privileges at any time.

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28p   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2004 PROSPECTUS

Distributions and Taxes

As a shareholder you are entitled to your share of the Fund's net income and net gains. The Fund distributes dividends and capital gains to qualify as a regulated investment company and to avoid paying corporate income and excise taxes.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

The Fund's net investment income is distributed to you as dividends. Dividends may be composed of qualifying dividend income, which is eligible for preferential tax rates under current tax law, as well as other ordinary dividend income, which may include non-qualifying dividends, interest income and short-term capital gains. Capital gains are realized when a security is sold for a higher price than was paid for it. Each realized capital gain or loss is long-term or short-term depending on the length of time the Fund held the security. Realized capital gains and losses offset each other. The Fund offsets any net realized capital gains by any available capital loss carryovers. Net short-term capital gains are included in net investment income. Net realized long-term capital gains, if any, are distributed by the end of the calendar year as capital gain distributions.

REINVESTMENTS

Dividends and capital gain distributions are automatically reinvested in additional shares in the same class of the Fund, unless:

o  you request distributions in cash, or

o you direct the Fund to invest your distributions in the same class of any publicly offered American Express mutual fund for which you have previously opened an account.

We reinvest the distributions for you at the next calculated NAV after the distribution is paid.

If you choose cash distributions, you will receive cash only for distributions declared after your request has been processed.

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

TAXES

Distributions are subject to federal income tax and may be subject to state and local taxes in the year they are declared. You must report distributions on your tax returns, even if they are reinvested in additional shares.

Income received by the Fund may be subject to foreign tax and withholding. Tax conventions between certain countries and the U.S. may reduce or eliminate these taxes.

If you buy shares shortly before the record date of a distribution, you may pay taxes on money earned by the Fund before you were a shareholder. You will pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which may be taxable.

For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held for more than one year).

You may not create a tax loss, based on paying a sales charge, by exchanging shares within 91 days of purchase. If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased. For more information, see the SAI.

Selling shares held in an IRA or qualified retirement account may subject you to federal taxes, penalties and reporting requirements. Please consult your tax advisor.

Important: This information is a brief and selective summary of some of the tax rules that apply to this Fund. Because tax matters are highly individual and complex, you should consult a qualified tax advisor.

--------------------------------------------------------------------------------
30p   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2004 PROSPECTUS

Financial Highlights

The financial highlights tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the Fund's financial statements, is included in the annual report which, if not included with this prospectus, is available upon request.


Class A
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                                   2004         2003         2002(b)
Net asset value, beginning of period                                          $7.45        $5.09        $4.92
                                                                              -----        -----        -----
Income from investment operations:
Net investment income (loss)                                                    .02          .02           --
Net gains (losses) (both realized and unrealized)                               .96         2.34          .17
                                                                              -----        -----        -----
Total from investment operations                                                .98         2.36          .17
                                                                              -----        -----        -----
Less distributions:
Dividends from net investment income                                           (.03)          --           --
Distributions from realized gains                                              (.50)          --           --
                                                                              -----        -----        -----
Total distributions                                                            (.53)          --           --
                                                                              -----        -----        -----
Net asset value, end of period                                                $7.90        $7.45        $5.09
                                                                              -----        -----        -----

Ratios/supplemental data
Net assets, end of period (in millions)                                         $53          $26          $11
Ratio of expenses to average daily net assets(c),(d)                          1.94%        1.95%        1.86%(e)
Ratio of net investment income (loss) to average daily net assets              .34%         .52%       (1.08%)(e)
Portfolio turnover rate (excluding short-term securities)                       66%          87%           7%
Total return(f)                                                              13.94%       46.37%        3.46%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Oct. 3, 2002 (when shares became publicly available) to Oct. 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 2.26%, 3.09% and 10.34% for the periods ended Oct. 31, 2004, 2003 and 2002, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.


--------------------------------------------------------------------------------
31p   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2004 PROSPECTUS

Class B
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                                   2004         2003         2002(b)
Net asset value, beginning of period                                          $7.39        $5.08        $4.92
                                                                              -----        -----        -----
Income from investment operations:
Net investment income (loss)                                                   (.01)        (.02)        (.01)
Net gains (losses) (both realized and unrealized)                               .92         2.33          .17
                                                                              -----        -----        -----
Total from investment operations                                                .91         2.31          .16
                                                                              -----        -----        -----
Less distributions:
Dividends from net investment income                                           (.02)          --           --
Distributions from realized gains                                              (.50)          --           --
                                                                              -----        -----        -----
Total distributions                                                            (.52)          --           --
                                                                              -----        -----        -----
Net asset value, end of period                                                $7.78        $7.39        $5.08
                                                                              -----        -----        -----
Ratios/supplemental data
Net assets, end of period (in millions)                                         $13           $4          $--
Ratio of expenses to average daily net assets(c),(d)                          2.71%        2.72%        2.72%(e)
Ratio of net investment income (loss) to average daily net assets             (.38%)       (.45%)      (2.17%)(e)
Portfolio turnover rate (excluding short-term securities)                       66%          87%           7%
Total return(f)                                                              13.01%       45.47%        3.25%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Oct. 3, 2002 (when shares became publicly available) to Oct. 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 3.04%, 3.86% and 11.11% for the periods ended Oct. 31, 2004, 2003 and 2002, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.


--------------------------------------------------------------------------------
32p   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2004 PROSPECTUS

Class C
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                                   2004         2003         2002(b)
Net asset value, beginning of period                                          $7.39        $5.08        $4.92
                                                                              -----        -----        -----
Income from investment operations:
Net investment income (loss)                                                   (.01)        (.02)        (.01)
Net gains (losses) (both realized and unrealized)                               .93         2.33          .17
                                                                              -----        -----        -----
Total from investment operations                                                .92         2.31          .16
                                                                              -----        -----        -----
Less distributions:
Dividends from net investment income                                           (.01)          --           --
Distributions from realized gains                                              (.50)          --           --
                                                                              -----        -----        -----
Total distributions                                                            (.51)          --           --
                                                                              -----        -----        -----
Net asset value, end of period                                                $7.80        $7.39        $5.08
                                                                              -----        -----        -----
Ratios/supplemental data
Net assets, end of period (in millions)                                          $1          $--          $--
Ratio of expenses to average daily net assets(c),(d)                          2.71%        2.72%        2.72%(e)
Ratio of net investment income (loss) to average daily net assets             (.34%)       (.01%)      (2.02%)(e)
Portfolio turnover rate (excluding short-term securities)                       66%          87%           7%
Total return(f)                                                              13.09%       45.47%        3.25%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Oct. 3, 2002 (when shares became publicly available) to Oct. 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 3.05%, 3.86% and 11.11% for the periods ended Oct. 31, 2004, 2003 and 2002, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.


--------------------------------------------------------------------------------
33p   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2004 PROSPECTUS

Class Y
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                                   2004         2003         2002(b)
Net asset value, beginning of period                                          $7.47        $5.09        $4.92
                                                                              -----        -----        -----
Income from investment operations:
Net investment income (loss)                                                    .03          .03           --
Net gains (losses) (both realized and unrealized)                               .97         2.35          .17
                                                                              -----        -----        -----
Total from investment operations                                               1.00         2.38          .17
                                                                              -----        -----        -----
Less distributions:
Dividends from net investment income                                           (.04)          --           --
Distributions from realized gains                                              (.50)          --           --
                                                                              -----        -----        -----
Total distributions                                                            (.54)          --           --
                                                                              -----        -----        -----
Net asset value, end of period                                                $7.93        $7.47        $5.09
                                                                              -----        -----        -----
Ratios/supplemental data
Net assets, end of period (in millions)                                         $--          $--          $--
Ratio of expenses to average daily net assets(c),(d)                          1.78%        1.78%        1.73%(e)
Ratio of net investment income (loss) to average daily net assets              .45%         .70%        (.93%)(e)
Portfolio turnover rate (excluding short-term securities)                       66%          87%           7%
Total return(f)                                                              14.15%       46.76%        3.46%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Oct. 3, 2002 (when shares became publicly available) to Oct. 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 2.08%, 2.92% and 10.17% for the periods ended Oct. 31, 2004, 2003 and 2002, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.


--------------------------------------------------------------------------------
34p   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2004 PROSPECTUS

This Fund, along with the other American Express mutual funds, is distributed by American Express Financial Advisors Inc. and can be purchased from an American Express financial advisor or from other authorized broker-dealers or third parties. The Funds can be found under the "Amer Express" banner in most mutual fund quotations.

Additional information about the Fund and its investments is available in the Fund's Statement of Additional Information (SAI), and annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of market conditions and investment strategies that significantly affected the Fund during its most recent fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report, or the semiannual report, contact your selling agent or American Express Client Service Corporation.

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474
(800) 862-7919
TTY: (800) 846-4852
Website address:
americanexpress.com/funds

You may review and copy information about the Fund, including the SAI, at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 1-202-942-8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at (http://www.sec.gov). Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

American Express Partners Funds
70100 AXP Financial Center
Minneapolis, MN 55474

Investment Company Act File #811-10427

Ticker Symbol
Class A: AISCX    Class B:APNBX
Class C: --       Class Y:--

(logo)
AMERICAN
 EXPRESS
(R)

American Express Partners Funds
70100 AXP Financial Center
Minneapolis, MN 55474

                                                             S-6258-99 E (12/04)

                  AXP(R) Partners International Small Cap Fund
                   Supplement to the Dec. 30, 2004 Prospectus

This supplement describes the Fund's Class I shares. The caption headings used in this Supplement correspond to the caption headings used in the prospectus.

You may purchase Class I shares only if you are an eligible investor, as described under the caption "Buying and Selling Shares" below.

PAST PERFORMANCE

Class I has not been in existence for a full calendar year, and therefore performance information is not shown. The performance table is intended to indicate some of the risks of investing in the Fund by showing changes in the Fund's performance over time. Please note that you will find performance returns, after the deduction of certain taxes, for other classes of shares of the Fund, together with returns of one or more broad measures of market performance, in the performance table of the prospectus.

Past performance for Class I for the period prior to March 4, 2004 may be calculated based on the performance of Class A, adjusted to reflect differences in sales charges, but not differences in annual Fund operating expenses. The use of blended performance (Class I performance blended with Class A performance for periods before March 4, 2004) generally results in lower performance than Class I shares would have achieved had they been offered for the entire period.

FEES AND EXPENSES

Fund investors pay various expenses. The table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table is supplemented as follows:

Shareholder Fees (fees paid directly from your investment)
                                                                    Class I

Maximum sales charge (load) imposed on purchases
(as a percentage of offering price)                                  none

Maximum deferred sales charge (load) imposed on sales
(as a percentage of offering price at time of purchase)              none

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

As a percentage of average daily net assets:                        Class I
Management fees(a)                                                   1.06%
Distribution (12b-1) fees                                            0.00%
Other expenses(b)                                                    0.77%
Total(c)                                                             1.83%
Fee waiver/expense reimbursement                                     0.28%
Net expenses                                                         1.55%


(a) Includes the impact of a performance incentive adjustment fee that decreased the Fund's management fee by 0.06% for the most recent fiscal year.


(b) Other expenses include an administrative services fee and other nonadvisory expenses.

(c) American Express Financial Corporation (AEFC) and its affiliates have contractually agreed to waive certain fees and to absorb certain other Fund expenses until Oct. 31, 2005, and will not be reimbursed by the Fund. Under this agreement, net expenses will not exceed 1.56% for Class I.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table is supplemented as follows:

                                        1 year   3 years  5 years    10 years
Class I                                  $158     $549     $965       $2,130

BUYING AND SELLING SHARES

The description of Investment Options is supplemented as follows:

If you are an eligible investor, you may purchase Class I shares at net asset value without an initial sales charge or CDSC on redemption. Class I shares do not have annual distribution and service fees, and do not convert to any other class of shares.

The following eligible investors may purchase Class I shares:

o Any fund distributed by American Express Financial Advisors Inc. (AEFA), if the fund seeks to achieve its investment objective by investing primarily in shares of the Fund and other American Express Funds.

In addition, AEFA, in its sole discretion, may accept investments from other purchasers not listed above.

The discussion of buying and selling shares is supplemented as follows:

You may purchase, redeem or exchange Class I shares only through AEFA (see the back cover of the prospectus for address and telephone number). You may exchange your Class I shares only for Class I shares of another American Express Fund.

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the Fund's financial performance. It is supplemented as follows:


Class I
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                            2004(b)
Net asset value, beginning of period                                   $7.86
                                                                       -----
Income from investment operations:
Net investment income (loss)                                             .02
Net gains (losses) (both realized and unrealized)                        .06
                                                                       -----
Total from investment operations                                         .08
                                                                       -----
Net asset value, end of period                                         $7.94
                                                                       -----
Ratios/supplemental data
Net assets, end of period (in millions)                                  $11
Ratio of expenses to average daily net assets(c),(d)                   1.55%(e)
Ratio of net investment income (loss) to average daily net assets       .77%(e)
Portfolio turnover rate (excluding short-term securities)                66%
Total return(f)                                                       1.02%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was March 4, 2004 (Unaudited).

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class I would have been 1.83% for the period ended Oct. 31, 2004.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.


                                                             S-6258-79 E (12/04)

                   AXP(R) PARTNERS INTERNATIONAL SERIES, INC.

                       STATEMENT OF ADDITIONAL INFORMATION

                                       FOR

              AXP(R) PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND

                    AXP(R) PARTNERS INTERNATIONAL CORE FUND

                AXP(R) PARTNERS INTERNATIONAL SELECT VALUE FUND

                  AXP(R) PARTNERS INTERNATIONAL SMALL CAP FUND

  (singularly and collectively where the context requires, referred to as the
                                      Fund)

                                  DEC. 30, 2004

This Statement of Additional Information (SAI) is not a prospectus. It should be read together with the prospectus and the financial statements contained in the most recent Annual Report to shareholders (Annual Report) that may be obtained, without charge, from your financial advisor or by writing to American Express Client Service Corporation, 70100 AXP Financial Center, Minneapolis, MN 55474 or by calling (800) 862-7919.

The Independent Registered Public Accounting Firm's Reports and the Financial Statements, including Notes to the Financial Statements and the Schedule of Investments in Securities, contained in the Annual Reports are incorporated in this SAI by reference. No other portion of the Annual Reports, however, is incorporated by reference. The prospectuses for the Funds dated the same date as this SAI, also are incorporated in this SAI by reference.

Table of Contents

Mutual Fund Checklist                                                    p.  3

Fundamental Investment Policies                                          p.  4

Investment Strategies and Types of Investments                           p.  7

Information Regarding Risks and Investment Strategies                    p.  8

Security Transactions                                                    p. 25

Brokerage Commissions Paid to Brokers Affiliated with
   American Express Financial Corporation                                p. 27

Valuing Fund Shares                                                      p. 28

Portfolio Holdings Disclosure                                            p. 29

Proxy Voting                                                             p. 30

Investing in the Fund                                                    p. 31

Selling Shares                                                           p. 33

Pay-out Plans                                                            p. 33


Taxes                                                                    p. 34


Agreements                                                               p. 36

Organizational Information                                               p. 44

Board Members and Officers                                               p. 48


Control Persons and Principal Holders of Securities                      p. 53


Independent Registered Public Accounting Firm                            p. 53

Appendix: Description of Ratings                                         p. 54

--------------------------------------------------------------------------------
2   --   AXP PARTNERS INTERNATIONAL SERIES, INC.

Mutual Fund Checklist

      [X] Mutual funds are NOT guaranteed or insured by any bank or government agency. You can lose money.

      [X] Mutual funds ALWAYS carry investment risks. Some types carry more risk than others.

      [X]     A higher rate of return typically involves a higher risk of loss.

      [X] Past performance is not a reliable indicator of future performance.

      [X]     ALL mutual funds have costs that lower investment return.

      [X] You can buy some mutual funds by contacting them directly. Others, like this one, are sold mainly through brokers, banks, financial planners, or insurance agents. If you buy through these financial professionals, you generally will pay a sales charge.

      [X] Shop around. Compare a mutual fund with others of the same type before you buy.

OTHER IDEAS FOR SUCCESSFUL MUTUAL FUND INVESTING

Develop a Financial Plan

Have a plan -- even a simple plan can help you take control of your financial future. Review your plan with your advisor at least once a year or more frequently if your circumstances change.

Dollar-Cost Averaging

An investment technique that works well for many investors is one that eliminates random buy and sell decisions. One such system is dollar-cost averaging. Dollar-cost averaging involves building a portfolio through the investment of fixed amounts of money on a regular basis regardless of the price or market condition. This may enable an investor to smooth out the effects of the volatility of the financial markets. By using this strategy, more shares will be purchased when the price is low and less when the price is high. As the accompanying chart illustrates, dollar-cost averaging tends to keep the average price paid for the shares lower than the average market price of shares purchased, although there is no guarantee.

While this does not ensure a profit and does not protect against a loss if the market declines, it is an effective way for many shareholders who can continue investing through changing market conditions to accumulate shares to meet long-term goals.

Dollar-cost averaging

Regular                                     Market price          Shares
investment                                   of a share          acquired
  $100                                         $ 6.00              16.7
   100                                           4.00              25.0
   100                                           4.00              25.0
   100                                           6.00              16.7
   100                                           5.00              20.0
   ---                                           ----              ----
  $500                                         $25.00             103.4

Average market price of a share over 5 periods:  $5.00 ($25.00 divided by 5)

The average price you paid for each share:       $4.84 ($500 divided by 103.4)

Diversify

Diversify your portfolio. By investing in different asset classes and different economic environments you help protect against poor performance in one type of investment while including investments most likely to help you achieve your important goals.

Understand Your Investment

Know what you are buying. Make sure you understand the potential risks, rewards, costs, and expenses associated with each of your investments.

--------------------------------------------------------------------------------
3   --   AXP PARTNERS INTERNATIONAL SERIES, INC.

Fundamental Investment Policies

Throughout this SAI, the funds are referred to as follows:

   AXP Partners International Aggressive Growth Fund (Partners International Aggressive Growth)

   AXP Partners International Core Fund (Partners International Core)

   AXP Partners International Select Value Fund (Partners International Select Value)

   AXP Partners International Small Cap Fund (Partners International Small Cap)

Fundamental investment policies adopted by the Fund cannot be changed without the approval of a majority of the outstanding voting securities of the Fund as defined in the Investment Company Act of 1940, as amended (the 1940 Act).

Notwithstanding any of the Fund's other investment policies, the Fund may invest its assets in an open-end management investment company having substantially the same investment objectives, policies, and restrictions as the Fund for the purpose of having those assets managed as part of a combined pool.

The policies below are fundamental policies that apply to the Fund and may be changed only with shareholder approval. Unless holders of a majority of the outstanding voting securities agree to make the change, the Fund will not:

Partners International Aggressive Growth

o Act as an underwriter (sell securities for others) except to the extent that, under securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

o Borrow money in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing. The Fund has no current intention to borrow to a material extent.

o Make cash loans if the total commitment amount exceeds 5% of the Fund's total assets.

o Concentrate in any one industry. According to the present interpretation by the Securities and Exchange Commission (SEC), this means up to 25% of the Fund's total assets, based on current market value at time of purchase, can be invested in any one industry.

o Purchase more than 10% of the outstanding voting securities of an issuer, except that up to 25% of the Fund's total assets may be invested without regard to this 10% limitation.

o Invest more than 5% of its total assets in securities of any one company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies, or instrumentalities, or other registered investment companies, and except that up to 25% of the Fund's total assets may be invested without regard to this 5% limitation.

o Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.

o Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options, futures contracts and foreign currency or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

o Make a loan of any part of its assets to American Express Financial Corporation (AEFC), to the board members and officers of AEFC or to its own board members and officers.

o  Issue senior securities, except as permitted under the 1940 Act.

o  Lend Fund securities in excess of 30% of its net assets.

--------------------------------------------------------------------------------
4   --   AXP PARTNERS INTERNATIONAL SERIES, INC.

Partners International Core

o Act as an underwriter (sell securities for others) except to the extent that, under securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

o Borrow money in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing. The Fund has no current intention to borrow to a material extent.

o Make cash loans if the total commitment amount exceeds 5% of the Fund's total assets.

o Concentrate in any one industry. According to the present interpretation by the Securities and Exchange Commission (SEC), this means up to 25% of the Fund's total assets, based on current market value at time of purchase, can be invested in any one industry.

o Purchase more than 10% of the outstanding voting securities of an issuer, except that up to 25% of the Fund's total assets may be invested without regard to this 10% limitation.

o Invest more than 5% of its total assets in securities of any one company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies, or instrumentalities, or other registered investment companies, and except that up to 25% of the Fund's total assets may be invested without regard to this 5% limitation.

o Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.

o Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options, futures contracts and foreign currency or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

o Make a loan of any part of its assets to American Express Financial Corporation (AEFC), to the board members and officers of AEFC or to its own board members and officers.

o  Issue senior securities, except as permitted under the 1940 Act.

o  Lend Fund securities in excess of 30% of its net assets.

Partners International Select Value

o Act as an underwriter (sell securities for others) except to the extent that, under securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

o Borrow money in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing. The Fund has no current intention to borrow to a material extent.

o Make cash loans if the total commitment amount exceeds 5% of the Fund's total assets.

o Concentrate in any one industry. According to the present interpretation by the Securities and Exchange Commission (SEC), this means up to 25% of the Fund's total assets, based on current market value at time of purchase, can be invested in any one industry.

o Purchase more than 10% of the outstanding voting securities of an issuer, except that up to 25% of the Fund's total assets may be invested without regard to this 10% limitation.

o Invest more than 5% of its total assets in securities of any one company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies, or instrumentalities, or other registered investment companies, and except that up to 25% of the Fund's total assets may be invested without regard to this 5% limitation.

o Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.

o Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options, futures contracts and foreign currency or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

o Make a loan of any part of its assets to American Express Financial Corporation (AEFC), to the board members and officers of AEFC or to its own board members and officers.

o  Issue senior securities, except as permitted under the 1940 Act.

o  Lend Fund securities in excess of 30% of its net assets.

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5   --   AXP PARTNERS INTERNATIONAL SERIES, INC.

Partners International Small Cap

o Act as an underwriter (sell securities for others) except to the extent that, under securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

o Borrow money in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing. The Fund has no current intention to borrow to a material extent.

o Make cash loans if the total commitment amount exceeds 5% of the Fund's total assets.

o Concentrate in any one industry. According to the present interpretation by the Securities and Exchange Commission (SEC), this means up to 25% of the Fund's total assets, based on current market value at time of purchase, can be invested in any one industry.

o Purchase more than 10% of the outstanding voting securities of an issuer, except that up to 25% of the Fund's total assets may be invested without regard to this 10% limitation.

o Invest more than 5% of its total assets in securities of any one company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies, or instrumentalities, or other registered investment companies, and except that up to 25% of the Fund's total assets may be invested without regard to this 5% limitation.

o Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.

o Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options, futures contracts and foreign currency or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

o Make a loan of any part of its assets to American Express Financial Corporation (AEFC), to the board members and officers of AEFC or to its own board members and officers.

o  Issue senior securities, except as permitted under the 1940 Act.

o  Lend Fund securities in excess of 30% of its net assets.

Except for the fundamental investment policies listed above, the other investment policies described in the prospectus and in this SAI are not fundamental and may be changed by the board at any time.

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6   --   AXP PARTNERS INTERNATIONAL SERIES, INC.

Investment Strategies and Types of Investments

This table shows various investment strategies and investments that many funds are allowed to engage in and purchase. It is intended to show the breadth of investments that the investment manager may make on behalf of the Fund. For a description of principal risks, please see the prospectus. Notwithstanding the Fund's ability to utilize these strategies and techniques, the investment manager is not obligated to use them at any particular time. For example, even though the investment manager is authorized to adopt temporary defensive positions and is authorized to attempt to hedge against certain types of risk, these practices are left to the investment manager's sole discretion.

Investment strategies and types of investments                                        Allowable for the Fund?
                                                                   Partners         Partners          Partners         Partners
                                                                 International    International     International    International
                                                               Aggressive Growth      Core          Select Value       Small Cap
Agency and Government Securities                                      yes              yes               yes              yes
Borrowing                                                             yes              yes               yes              yes
Cash/Money Market Instruments                                         yes              yes               yes              yes
Collateralized Bond Obligations                                       no               no                no               no
Commercial Paper                                                      yes              yes               yes              yes
Common Stock                                                          yes              yes               yes              yes
Convertible Securities                                                yes              yes               yes              yes
Corporate Bonds                                                       yes              yes               yes              yes
Debt Obligations                                                      yes              yes               yes              yes
Depositary Receipts                                                   yes              yes               yes              yes
Derivative Instruments (including Options and Futures)                yes              yes               yes              yes
Exchange-Traded Funds                                                 yes              yes               yes              yes
Foreign Currency Transactions                                         yes              yes               yes              yes
Foreign Securities                                                    yes              yes               yes              yes
Funding Agreements                                                    yes              yes               yes              yes
High-Yield (High-Risk) Securities (Junk Bonds)                        no*              no*               no*              no*
Illiquid and Restricted Securities                                    yes              yes               yes              yes
Indexed Securities                                                    yes              yes               yes              yes
Inflation Protected Securities                                        yes              yes               yes              yes
Inverse Floaters                                                      no               no                no               no
Investment Companies                                                  yes              yes               yes              yes
Lending of Portfolio Securities                                       yes              yes               yes              yes
Loan Participations                                                   yes              yes               yes              yes
Mortgage- and Asset-Backed Securities                                 yes              yes               yes              yes
Mortgage Dollar Rolls                                                 no               no                no               no
Municipal Obligations                                                 yes              yes               yes              yes
Preferred Stock                                                       yes              yes               yes              yes
Real Estate Investment Trusts                                         yes              yes               yes              yes
Repurchase Agreements                                                 yes              yes               yes              yes
Reverse Repurchase Agreements                                         yes              yes               yes              yes
Short Sales                                                           no               no                no               no
Sovereign Debt                                                        yes              yes               yes              yes
Structured Products                                                   yes              yes               yes              yes
Swap Agreements                                                       no               no                yes              no
Variable- or Floating-Rate Securities                                 yes              yes               yes              yes
Warrants                                                              yes              yes               yes              yes
When-Issued Securities and Forward Commitments                        yes              yes               yes              yes
Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities                  yes              yes               yes              yes

* The Fund may hold bonds that are downgraded to junk bond status, if the bonds were rated investment grade at the time of purchase.

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7   --   AXP PARTNERS INTERNATIONAL SERIES, INC.

The following are guidelines that may be changed by the board at any time:

Partners International Aggressive Growth

o No more than 5% of the Fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions.

o No more than 10% of the Fund's net assets will be held in securities and other instruments that are illiquid.

o Ordinarily, less than 25% of the Fund's total assets are invested in money market instruments.

o The Fund will not buy on margin or sell short, except the Fund may make margin payments in connection with transactions in derivative instruments.

o The Fund will not invest more than 10% of its total assets in securities of investment companies.

Partners International Core

o No more than 5% of the Fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions.

o No more than 10% of the Fund's net assets will be held in securities and other instruments that are illiquid.

o Ordinarily, less than 25% of the Fund's total assets are invested in money market instruments.

o The Fund will not buy on margin or sell short, except the Fund may make margin payments in connection with transactions in derivative instruments.

o The Fund will not invest more than 10% of its total assets in securities of investment companies.

Partners International Select Value

o No more than 5% of the Fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions.

o No more than 10% of the Fund's net assets will be held in securities and other instruments that are illiquid.

o Ordinarily, less than 25% of the Fund's total assets are invested in money market instruments.

o The Fund will not buy on margin or sell short, except the Fund may make margin payments in connection with transactions in derivative instruments.

o The Fund will not invest more than 10% of its total assets in securities of investment companies.

Partners International Small Cap

o No more than 5% of the Fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions.

o No more than 10% of the Fund's net assets will be held in securities and other instruments that are illiquid.

o Ordinarily, less than 25% of the Fund's total assets are invested in money market instruments.

o The Fund will not buy on margin or sell short, except the Fund may make margin payments in connection with transactions in derivative instruments.

o The Fund will not invest more than 10% of its total assets in securities of investment companies.

Information Regarding Risks and Investment Strategies

RISKS

The following is a summary of common risk characteristics. Following this summary is a description of certain investments and investment strategies and the risks most commonly associated with them (including certain risks not described below and, in some cases, a more comprehensive discussion of how the risks apply to a particular investment or investment strategy). Please remember that a mutual fund's risk profile is largely defined by the fund's primary securities and investment strategies. However, most mutual funds are allowed to use certain other strategies and investments that may have different risk characteristics. Accordingly, one or more of the following types of risk may be associated with the Fund at any time (for a description of principal risks, please see the prospectus):

Call/Prepayment Risk


The risk that a bond or other security might be called, or otherwise converted, prepaid, or redeemed, before maturity. This type of risk is closely related to reinvestment risk.


Correlation Risk

The risk that a given transaction may fail to achieve its objectives due to an imperfect relationship between markets. Certain investments may react more negatively than others in response to changing market conditions.

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8   --   AXP PARTNERS INTERNATIONAL SERIES, INC.

Credit Risk


The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation, such as payments due on a bond or a note. The price of junk bonds may react more to the ability of the issuing company to pay interest and principal when due than to changes in interest rates. Junk bonds have greater price fluctuations and are more likely to experience a default than investment grade bonds.


Derivatives Risk

Just as with securities in which the fund invests directly, derivatives are subject to a number of risks, including market, correlation, liquidity, interest rate, and credit risk. In addition, gains or losses involving derivatives may be substantial, because a relatively small price movement in the underlying security, currency or index may result in a substantial gain or loss for the fund.

Diversification Risk

A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund. Because each investment has a greater effect on the fund's performance, the fund may be more susceptible to a single economic, political or regulatory event than a diversified fund.

Event Risk

Occasionally, the value of a security may be seriously and unexpectedly changed by a natural or industrial accident or occurrence.

Foreign/Emerging Markets Risk

The following are all components of foreign/emerging markets risk:

Country risk includes the political, economic, and other conditions of a country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets.

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add or subtract from the value of the investment.

Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

Emerging markets risk includes the dramatic pace of change (economic, social, and political) in emerging market countries as well as the other considerations listed above. These markets are in early stages of development and are extremely volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.

Inflation Risk

Also known as purchasing power risk, inflation risk measures the effects of continually rising prices on investments. If an investment's yield is lower than the rate of inflation, your money will have less purchasing power as time goes on.

Interest Rate Risk


The risk of losses attributable to changes in interest rates. Interest rate risk is generally associated with bond prices; when interest rates rise, bond prices fall. In general, the longer the maturity of a bond, the greater its sensitivity to changes in interest rates.


Issuer Risk

An issuer, or the value of its stocks or bonds, may perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

Legal/Legislative Risk

Congress and other governmental units have the power to change existing laws affecting securities. A change in law might affect an investment adversely.

Leverage Risk

Some derivative investments (such as options, futures, or options on futures) require little or no initial payment and base their price on a security, a currency, or an index. A small change in the value of the underlying security, currency, or index may cause a sizable gain or loss in the price of the instrument.

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9   --   AXP PARTNERS INTERNATIONAL SERIES, INC.

Liquidity Risk

Securities may be difficult or impossible to sell at the time that the Fund would like. The Fund may have to lower the selling price, sell other investments, or forego an investment opportunity.

Management Risk

The risk that a strategy or selection method utilized by the investment manager may fail to produce the intended result. When all other factors have been accounted for and the investment manager chooses an investment, there is always the possibility that the choice will be a poor one.

Market Risk


The market value of securities may drop, and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.


Reinvestment Risk

The risk that an investor will not be able to reinvest income or principal at the same rate it currently is earning.

Sector/Concentration Risk


Investments that are concentrated in a particular issuer, geographic region, or industry will be more susceptible to changes in price. The more a fund diversifies, the more it spreads risk.


Small and Medium Company Risk

Investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In addition, in many instances the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less than is typical of larger companies.

INVESTMENT STRATEGIES

The following information supplements the discussion of the Fund's investment objectives, policies, and strategies that are described in the prospectus and in this SAI. The following describes many strategies that many mutual funds use and types of securities that they purchase. Please refer to the section titled Investment Strategies and Types of Investments to see which are applicable to the Fund.

Agency and Government Securities

The U.S. government and its agencies issue many different types of securities. U.S. Treasury bonds, notes, and bills and securities, including mortgage pass through certificates of the Government National Mortgage Association (GNMA), are guaranteed by the U.S. government.

Other U.S. government securities are issued or guaranteed by federal agencies or government-sponsored enterprises but are not guaranteed by the U.S. government. This may increase the credit risk associated with these investments. Government-sponsored entities issuing securities include privately owned, publicly chartered entities created to reduce borrowing costs for certain sectors of the economy, such as farmers, homeowners, and students. They include the Federal Farm Credit Bank System, Farm Credit Financial Assistance Corporation, Federal Home Loan Bank, Federal Home Loan Mortgage Corporation (FHLMC), Federal National Mortgage Association (FNMA), Student Loan Marketing Association (SLMA), and Resolution Trust Corporation (RTC). Government-sponsored entities may issue discount notes (with maturities ranging from overnight to 360 days) and bonds. Agency and government securities are subject to the same concerns as other debt obligations. (See also Debt Obligations and Mortgage- and Asset-Backed Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with agency and government securities include:
Call/Prepayment Risk, Inflation Risk, Interest Rate Risk, Management Risk, and Reinvestment Risk.

Borrowing

A fund may borrow money for temporary or emergency purposes, to make other investments or to engage in other transactions permissible under the 1940 Act that may be considered a borrowing (such as derivative instruments). Borrowings are subject to costs (in addition to any interest that may be paid) and typically reduce a fund's total return. Except as qualified above, however, a fund may not buy securities on margin.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with borrowing include: Inflation Risk and Management Risk.

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10   --   AXP PARTNERS INTERNATIONAL SERIES, INC.

Cash/Money Market Instruments

Cash-equivalent investments include short-term U.S. and Canadian government securities and negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers' acceptances, and letters of credit of banks or savings and loan associations having capital, surplus, and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment. A fund also may purchase short-term notes and obligations of U.S. and foreign banks and corporations and may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial banks. (See also Commercial Paper, Debt Obligations, Repurchase Agreements, and Variable- or Floating-Rate Securities.) These types of instruments generally offer low rates of return and subject a fund to certain costs and expenses.

See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with cash/money market instruments include: Credit Risk, Inflation Risk, and Management Risk.

Collateralized Bond Obligations

Collateralized bond obligations (CBOs) are investment grade bonds backed by a pool of junk bonds. CBOs are similar in concept to collateralized mortgage obligations (CMOs), but differ in that CBOs represent different degrees of credit quality rather than different maturities. (See also Mortgage- and Asset-Backed Securities.) Underwriters of CBOs package a large and diversified pool of high-risk, high-yield junk bonds, which is then separated into "tiers." Typically, the first tier represents the higher quality collateral and pays the lowest interest rate; the second tier is backed by riskier bonds and pays a higher rate; the third tier represents the lowest credit quality and instead of receiving a fixed interest rate receives the residual interest payments -- money that is left over after the higher tiers have been paid. CBOs, like CMOs, are substantially overcollateralized and this, plus the diversification of the pool backing them, earns them investment-grade bond ratings. Holders of third-tier CBOs stand to earn high yields or less money depending on the rate of defaults in the collateral pool. (See also High-Yield (High-Risk) Securities (Junk Bonds).)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with CBOs include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, and Management Risk.

Commercial Paper

Commercial paper is a short-term debt obligation with a maturity ranging from 2 to 270 days issued by banks, corporations, and other borrowers. It is sold to investors with temporary idle cash as a way to increase returns on a short-term basis. These instruments are generally unsecured, which increases the credit risk associated with this type of investment. (See also Debt Obligations and Illiquid and Restricted Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with commercial paper include: Credit Risk, Liquidity Risk, and Management Risk.

Common Stock

Common stock represents units of ownership in a corporation. Owners typically are entitled to vote on the selection of directors and other important matters as well as to receive dividends on their holdings. In the event that a corporation is liquidated, the claims of secured and unsecured creditors and owners of bonds and preferred stock take precedence over the claims of those who own common stock.

The price of common stock is generally determined by corporate earnings, type of products or services offered, projected growth rates, experience of management, liquidity, and general market conditions for the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with common stock include: Event Risk, Issuer Risk, Legal/Legislative Risk, Management Risk, Market Risk, and Small and Medium Company Risk.

Convertible Securities

Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into common, preferred or other securities of the same or a different issuer within a particular period of time at a specified price. Some convertible securities, such as preferred equity-redemption cumulative stock (PERCs), have mandatory conversion features. Others are voluntary. A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

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11   --   AXP PARTNERS INTERNATIONAL SERIES, INC.

The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with convertible securities include: Call/Prepayment Risk, Interest Rate Risk, Issuer Risk, Management Risk, Market Risk, and Reinvestment Risk.

Corporate Bonds

Corporate bonds are debt obligations issued by private corporations, as distinct from bonds issued by a government agency or a municipality. Corporate bonds typically have four distinguishing features: (1) they are taxable; (2) they have a par value of $1,000; (3) they have a term maturity, which means they come due all at once; and (4) many are traded on major exchanges. Corporate bonds are subject to the same concerns as other debt obligations. (See also Debt Obligations and High-Yield (High-Risk) Securities (Junk Bonds).)

Corporate bonds may be either secured or unsecured. Unsecured corporate bonds are generally referred to as "debentures." See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with corporate bonds include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Issuer Risk, Management Risk, and Reinvestment Risk.

Debt Obligations

Many different types of debt obligations exist (for example, bills, bonds, or notes). Issuers of debt obligations have a contractual obligation to pay interest at a fixed, variable or floating specified rate on specified dates and to repay principal on a specified maturity date. Certain debt obligations (usually intermediate- and long-term bonds) have provisions that allow the issuer to redeem or "call" a bond before its maturity. Issuers are most likely to call these securities during periods of falling interest rates. When this happens, an investor may have to replace these securities with lower yielding securities, which could result in a lower return.

The market value of debt obligations is affected primarily by changes in prevailing interest rates and the issuers perceived ability to repay the debt. The market value of a debt obligation generally reacts inversely to interest rate changes. When prevailing interest rates decline, the price usually rises, and when prevailing interest rates rise, the price usually declines.

In general, the longer the maturity of a debt obligation, the higher its yield and the greater the sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability.

As noted, the values of debt obligations also may be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the quality rating of a security, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings. (See also Agency and Government Securities, Corporate Bonds, and High-Yield (High-Risk) Securities (Junk Bonds).)

All ratings limitations are applied at the time of purchase. Subsequent to purchase, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the sale of such a security, but it will be a factor in considering whether to continue to hold the security. To the extent that ratings change as a result of changes in a rating organization or their rating systems, the Fund will attempt to use comparable ratings as standards for selecting investments.

See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with debt obligations include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Issuer Risk, Management Risk, and Reinvestment Risk.

Depositary Receipts

Some foreign securities are traded in the form of American Depositary Receipts
(ADRs). ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are receipts typically issued by foreign banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or U.S. issuer. Generally, depositary receipts in registered form are designed for use in

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12   --   AXP PARTNERS INTERNATIONAL SERIES, INC.

the U.S. and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary receipts involve the risks of other investments in foreign securities. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications. (See also Common Stock and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with depositary receipts include: Foreign/Emerging Markets Risk, Issuer Risk, Management Risk, and Market Risk.

Derivative Instruments

Derivative instruments are commonly defined to include securities or contracts whose values depend, in whole or in part, on (or "derive" from) the value of one or more other assets, such as securities, currencies, or commodities.

A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Such instruments may be used to maintain cash reserves while remaining fully invested, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns. Derivative instruments are characterized by requiring little or no initial payment. Their value changes daily based on a security, a currency, a group of securities or currencies, or an index. A small change in the value of the underlying security, currency, or index can cause a sizable percentage gain or loss in the price of the derivative instrument.

Options and forward contracts are considered to be the basic "building blocks" of derivatives. For example, forward-based derivatives include forward contracts, swap contracts, and exchange-traded futures. Forward-based derivatives are sometimes referred to generically as "futures contracts." Option-based derivatives include privately negotiated, over-the-counter (OTC) options (including caps, floors, collars, and options on futures) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or futures in different ways, and by applying these structures to a wide range of underlying assets.

Options. An option is a contract. A person who buys a call option for a security has the right to buy the security at a set price for the length of the contract. A person who sells a call option is called a writer. The writer of a call option agrees for the length of the contract to sell the security at the set price when the buyer wants to exercise the option, no matter what the market price of the security is at that time. A person who buys a put option has the right to sell a security at a set price for the length of the contract. A person who writes a put option agrees to buy the security at the set price if the purchaser wants to exercise the option during the length of the contract, no matter what the market price of the security is at that time. An option is covered if the writer owns the security (in the case of a call) or sets aside the cash or securities of equivalent value (in the case of a put) that would be required upon exercise.

The price paid by the buyer for an option is called a premium. In addition to the premium, the buyer generally pays a broker a commission. The writer receives a premium, less another commission, at the time the option is written. The premium received by the writer is retained whether or not the option is exercised. A writer of a call option may have to sell the security for a below-market price if the market price rises above the exercise price. A writer of a put option may have to pay an above-market price for the security if its market price decreases below the exercise price.

When an option is purchased, the buyer pays a premium and a commission. It then pays a second commission on the purchase or sale of the underlying security when the option is exercised. For record keeping and tax purposes, the price obtained on the sale of the underlying security is the combination of the exercise price, the premium, and both commissions.

One of the risks an investor assumes when it buys an option is the loss of the premium. To be beneficial to the investor, the price of the underlying security must change within the time set by the option contract. Furthermore, the change must be sufficient to cover the premium paid, the commissions paid both in the acquisition of the option and in a closing transaction or in the exercise of the option and sale (in the case of a call) or purchase (in the case of a put) of the underlying security. Even then, the price change in the underlying security does not ensure a profit since prices in the option market may not reflect such a change.

Options on many securities are listed on options exchanges. If a fund writes listed options, it will follow the rules of the options exchange. Options are valued at the close of the New York Stock Exchange. An option listed on a national exchange, CBOE, or NASDAQ will be valued at the last quoted sales price or, if such a price is not readily available, at the mean of the last bid and ask prices.

Options on certain securities are not actively traded on any exchange, but may be entered into directly with a dealer. These options may be more difficult to close. If an investor is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call written by the investor expires or is exercised.

Futures Contracts. A futures contract is a sales contract between a buyer (holding the "long" position) and a seller (holding the "short" position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. Many futures contracts trade in a manner similar to the way a stock trades on a stock exchange and the commodity exchanges.

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Generally, a futures contract is terminated by entering into an offsetting transaction. An offsetting transaction is effected by an investor taking an opposite position. At the time a futures contract is made, a good faith deposit called initial margin is set up. Daily thereafter, the futures contract is valued and the payment of variation margin is required so that each day a buyer would pay out cash in an amount equal to any decline in the contract's value or receive cash equal to any increase. At the time a futures contract is closed out, a nominal commission is paid, which is generally lower than the commission on a comparable transaction in the cash market.

Futures contracts may be based on various securities, securities indices (such as the S&P 500 Index), foreign currencies and other financial instruments and indices.

A fund may engage in futures and related options transactions to produce incremental earnings, to hedge existing positions, and to increase flexibility. The fund intends to comply with Rule 4.5 of the Commodity Futures Trading Commission (CFTC), under which a mutual fund is exempt from the definition of a "commodity pool operator." The fund, therefore, is not subject to registration or regulation as a pool operator, meaning that the fund may invest in futures contracts without registering with the CFTC.

Options on Futures Contracts. Options on futures contracts give the holder a right to buy or sell futures contracts in the future. Unlike a futures contract, which requires the parties to the contract to buy and sell a security on a set date (some futures are settled in cash), an option on a futures contract merely entitles its holder to decide on or before a future date (within nine months of the date of issue) whether to enter into a contract. If the holder decides not to enter into the contract, all that is lost is the amount (premium) paid for the option. Further, because the value of the option is fixed at the point of sale, there are no daily payments of cash to reflect the change in the value of the underlying contract. However, since an option gives the buyer the right to enter into a contract at a set price for a fixed period of time, its value does change daily.

One of the risks in buying an option on a futures contract is the loss of the premium paid for the option. The risk involved in writing options on futures contracts an investor owns, or on securities held in its portfolio, is that there could be an increase in the market value of these contracts or securities. If that occurred, the option would be exercised and the asset sold at a lower price than the cash market price. To some extent, the risk of not realizing a gain could be reduced by entering into a closing transaction. An investor could enter into a closing transaction by purchasing an option with the same terms as the one previously sold. The cost to close the option and terminate the investor's obligation, however, might still result in a loss. Further, the investor might not be able to close the option because of insufficient activity in the options market. Purchasing options also limits the use of monies that might otherwise be available for long-term investments.

Options on Stock Indexes. Options on stock indexes are securities traded on national securities exchanges. An option on a stock index is similar to an option on a futures contract except all settlements are in cash. A fund exercising a put, for example, would receive the difference between the exercise price and the current index level.

Tax and Accounting Treatment. As permitted under federal income tax laws and to the extent a fund is allowed to invest in futures contracts, a fund would intend to identify futures contracts as mixed straddles and not mark them to market, that is, not treat them as having been sold at the end of the year at market value. If a fund is using short futures contracts for hedging purposes, the fund may be required to defer recognizing losses incurred on short futures contracts and on underlying securities.

Federal income tax treatment of gains or losses from transactions in options on futures contracts and indexes will depend on whether the option is a section 1256 contract. If the option is a non-equity option, a fund would either make a 1256(d) election and treat the option as a mixed straddle or mark to market the option at fiscal year end and treat the gain/loss as 40% short-term and 60% long-term.

The IRS has ruled publicly that an exchange-traded call option is a security for purposes of the 50%-of-assets test and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of the diversification requirements.

Accounting for futures contracts will be according to generally accepted accounting principles. Initial margin deposits will be recognized as assets due from a broker (a fund's agent in acquiring the futures position). During the period the futures contract is open, changes in value of the contract will be recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments will be made or received depending upon whether gains or losses are incurred. All contracts and options will be valued at the last-quoted sales price on their primary exchange.

Other Risks of Derivatives.

The primary risk of derivatives is the same as the risk of the underlying asset, namely that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose an investor to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the investment manager's ability to predict movements of the securities, currencies, and commodity markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed.

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Another risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately-negotiated or OTC derivative instruments, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, an investor will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses.

When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the values of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.

Derivatives also are subject to the risk that they cannot be sold, closed out, or replaced quickly at or very close to their fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

Another risk is caused by the legal unenforcibility of a party's obligations under the derivative. A counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

(See also Foreign Currency Transactions.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with derivative instruments include: Leverage Risk, Liquidity Risk, and Management Risk.

Exchange-Traded Funds

Exchange-traded funds (ETFs) represent shares of ownership in mutual funds, unit investment trusts or depositary receipts. ETFs hold portfolios of securities that closely track the performance and dividend yield of specific domestic or foreign market indexes.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with ETFs include: Management Risk and Market Risk.

Foreign Currency Transactions

Investments in foreign countries usually involve currencies of foreign countries. In addition, a fund may hold cash and cash-equivalent investments in foreign currencies. As a result, the value of a fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Also, a fund may incur costs in connection with conversions between various currencies. Currency exchange rates may fluctuate significantly over short periods of time causing a fund's NAV to fluctuate. Currency exchange rates are generally determined by the forces of supply and demand in the foreign exchange markets, actual or anticipated changes in interest rates, and other complex factors. Currency exchange rates also can be affected by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments.

Spot Rates and Derivative Instruments. A fund may conduct its foreign currency exchange transactions either at the spot (cash) rate prevailing in the foreign currency exchange market or by entering into forward currency exchange contracts (forward contracts). (See also Derivative Instruments.) These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, a fund could be disadvantaged by having to deal in the odd lot market for the underlying foreign currencies at prices that are less favorable than for round lots.

A fund may enter into forward contracts for a variety of reasons. A fund may enter into forward contracts to settle a security transaction or handle dividend and interest collection. When a fund enters into a contract for the purchase or sale of a security denominated in a foreign currency or has been notified of a dividend or interest payment, it may desire to lock in the price of the security or the amount of the payment in dollars. By entering into a forward contract, a fund would be able to protect itself against a possible loss resulting from an adverse change in the relationship between different currencies from the date the security is purchased or sold to the date on which payment is made or received or when the dividend or interest is actually received.

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A fund may enter into forward contracts when management of the fund believes the currency of a particular foreign country may decline in value relative to another currency. When selling currencies forward in this fashion, a fund may seek to hedge the value of foreign securities it holds against an adverse move in exchange rates. The precise matching of forward contract amounts and the value of securities involved generally will not be possible since the future value of securities in foreign currencies more than likely will change between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is highly uncertain. A fund would not enter into such forward contracts or maintain a net exposure to such contracts when consummating the contracts would obligate it to deliver an amount of foreign currency in excess of the value of its securities or other assets denominated in that currency.

A fund may designate cash or securities in an amount equal to the value of the fund's total assets committed to consummating forward contracts entered into under the circumstance set forth immediately above. If the value of the securities declines, additional cash or securities will be designated on a daily basis so that the value of the cash or securities will equal the amount of the fund's commitments on such contracts.

This method of protecting the value of the fund's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some point in time. Although forward contracts tend to minimize the risk of loss due to a decline in value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

A fund also may enter into forward contracts when its management believes the currency of a particular country will increase in value relative to another currency. A fund may buy currencies forward to gain exposure to a currency without incurring the additional costs of purchasing securities denominated in that currency. When buying a currency forward in this fashion, a fund would hold cash or cash equivalents equal to the value of the forward contract in order to avoid the use of leverage.

At maturity of a forward contract, a fund may either deliver (if a contract to sell) or take delivery of (if a contract to buy) the foreign currency or terminate its contractual obligation by entering into an offsetting contract with the same currency trader, the same maturity date, and covering the same amount of foreign currency.

If a fund engages in an offsetting transaction, it would incur a gain or loss to the extent there has been movement in forward contract prices. If a fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to buy or sell the foreign currency.

Although a fund values its assets each business day in terms of U.S. dollars, it may not intend to convert its foreign currencies into U.S. dollars on a daily basis. It would do so from time to time, and shareholders should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a fund at one rate, while offering a lesser rate of exchange should a fund desire to resell that currency to the dealer.

Options on Foreign Currencies. A fund may buy put and call options and write covered call and cash-secured put options on foreign currencies for hedging purposes and to gain exposure to foreign currencies. For example, a decline in the dollar value of a foreign currency in which securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against the diminutions in the value of securities, a fund may buy put options on the foreign currency. If the value of the currency does decline, a fund would have the right to sell the currency for a fixed amount in dollars and would offset, in whole or in part, the adverse effect on its portfolio that otherwise would have resulted.

Conversely, where a change in the dollar value of a currency would increase the cost of securities a fund plans to buy, or where a fund would benefit from increased exposure to the currency, a fund may buy call options on the foreign currency. The purchase of the options could offset, at least partially, the changes in exchange rates.

As in the case of other types of options, however, the benefit to a fund derived from purchases of foreign currency options would be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in rates.

A fund may write options on foreign currencies for the same types of purposes. For example, when a fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option would most likely not be exercised and the diminution in value of securities would be fully or partially offset by the amount of the premium received.

Similarly, instead of purchasing a call option when a foreign currency is expected to appreciate, a fund could write a put option on the relevant currency. If rates move in the manner projected, the put option would expire unexercised and allow the fund to hedge increased cost up to the amount of the premium.

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As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the fund would be required to buy or sell the underlying currency at a loss that may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements on exchange rates.

All options written on foreign currencies will be covered. An option written on foreign currencies is covered if a fund holds currency sufficient to cover the option or has an absolute and immediate right to acquire that currency without additional cash consideration upon conversion of assets denominated in that currency or exchange of other currency held in its portfolio. An option writer could lose amounts substantially in excess of its initial investments, due to the margin and collateral requirements associated with such positions.

Options on foreign currencies are traded through financial institutions acting as market-makers, although foreign currency options also are traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.

Foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (OCC), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in certain foreign countries for that purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

Foreign Currency Futures and Related Options. A fund may enter into currency futures contracts to buy or sell currencies. It also may buy put and call options and write covered call and cash-secured put options on currency futures. Currency futures contracts are similar to currency forward contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures call for payment of delivery in U.S. dollars. A fund may use currency futures for the same purposes as currency forward contracts, subject to Commodity Futures Trading Commission (CFTC) limitations.

Currency futures and options on futures values can be expected to correlate with exchange rates, but will not reflect other factors that may affect the value of the fund's investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect a fund against price decline if the issuer's creditworthiness deteriorates. Because the value of a fund's investments denominated in foreign currency will change in response to many factors other than exchange rates, it may not be possible to match the amount of a forward contract to the value of a fund's investments denominated in that currency over time.

A fund will hold securities or other options or futures positions whose values are expected to offset its obligations. The fund would not enter into an option or futures position that exposes the fund to an obligation to another party unless it owns either (i) an offsetting position in securities or (ii) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations.

(See also Derivative Instruments and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign currency transactions include: Correlation Risk, Interest Rate Risk, Leverage Risk, Liquidity Risk, and Management Risk.

Foreign Securities

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations involve special risks, including those set forth below, which are not typically associated with investing in U.S. securities. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic companies. Additionally, many foreign stock markets, while growing in volume of trading activity, have substantially less volume than

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the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than the volume and liquidity in the U.S. and, at times, volatility of price can be greater than in the U.S. Further, foreign markets have different clearance, settlement, registration, and communication procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in such procedures could result in temporary periods when assets are uninvested and no return is earned on them. The inability of an investor to make intended security purchases due to such problems could cause the investor to miss attractive investment opportunities. Payment for securities without delivery may be required in certain foreign markets and, when participating in new issues, some foreign countries require payment to be made in advance of issuance (at the time of issuance, the market value of the security may be more or less than the purchase price). Some foreign markets also have compulsory depositories (i.e., an investor does not have a choice as to where the securities are held). Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Further, an investor may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the U.S. It may be more difficult for an investor's agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delays or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of nationalization, expropriation, the imposition of additional withholding or confiscatory taxes, political, social, or economic instability, diplomatic developments that could affect investments in those countries, or other unforeseen actions by regulatory bodies (such as changes to settlement or custody procedures).

The risks of foreign investing may be magnified for investments in emerging markets, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

The introduction of a single currency, the euro, on Jan. 1, 1999 for participating European nations in the Economic and Monetary Union ("EU") presents unique uncertainties, including the legal treatment of certain outstanding financial contracts after Jan. 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates; the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax or labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other EU countries such as the United Kingdom and Denmark into the euro and the admission of additional countries as members of the EU may have an impact on the euro.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign securities include: Foreign/Emerging Markets Risk, Issuer Risk, and Management Risk.

Funding Agreements

A Fund may invest in funding agreements issued by domestic insurance companies. Funding agreements are short-term, privately placed, debt obligations of insurance companies that offer a fixed- or floating-rate of interest. These investments are not readily marketable and therefore are considered to be illiquid securities. (See also Illiquid and Restricted Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with funding agreements include: Credit Risk and Liquidity Risk.

High-Yield (High-Risk) Securities (Junk Bonds)

High yield (high-risk) securities are sometimes referred to as junk bonds. They are non-investment grade (lower quality) securities that have speculative characteristics. Lower quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

See the appendix for a discussion of securities ratings. (See also Debt Obligations.)

All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower quality security defaulted, an investor might incur additional expenses to seek recovery.

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Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the securities. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

An investor may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower quality and comparable unrated securities, there is no established retail secondary market for many of these securities. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. The lack of a liquid secondary market for certain securities also may make it more difficult for an investor to obtain accurate market quotations. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Legislation may be adopted from time to time designed to limit the use of certain lower quality and comparable unrated securities by certain issuers.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with high-yield (high-risk) securities include:
Call/Prepayment Risk, Credit Risk, Currency Risk, Interest Rate Risk, and Management Risk.

Illiquid and Restricted Securities

Illiquid securities are securities that are not readily marketable. These securities may include, but are not limited to, certain securities that are subject to legal or contractual restrictions on resale, certain repurchase agreements, and derivative instruments. To the extent a fund invests in illiquid or restricted securities, it may encounter difficulty in determining a market value for the securities. Disposing of illiquid or restricted securities may involve time-consuming negotiations and legal expense, and it may be difficult or impossible for a fund to sell the investment promptly and at an acceptable price.

In determining the liquidity of Rule 144A securities, which are unregistered securities offered to qualified institutional buyers, and interest-only and principal-only fixed mortgage-backed securities (IOs and POs) issued by the U.S. government or its agencies and instrumentalities, the investment manager, under guidelines established by the board, will consider any relevant factors including the frequency of trades, the number of dealers willing to purchase or sell the security and the nature of marketplace trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with illiquid and restricted securities include:
Liquidity Risk and Management Risk.

Indexed Securities

The value of indexed securities is linked to currencies, interest rates, commodities, indexes, or other financial indicators. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be more volatile than the underlying instrument itself and they may be less liquid than the securities represented by the index. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with indexed securities include: Liquidity Risk, Management Risk, and Market Risk.

Inflation Protected Securities

Inflation is a general rise in prices of goods and services. Inflation erodes the purchasing power of an investor's assets. For example, if an investment provides a total return of 7% in a given year and inflation is 3% during that period, the inflation-adjusted, or real, return is 4%. Inflation protected securities are debt securities whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. One type of inflation-protected debt security is issued by the U.S. Treasury. The principal of these securities is adjusted for inflation as indicated by the Consumer Price Index for Urban Consumers (CPI) and interest is paid on the adjusted amount. The CPI is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.

If the CPI falls, the principal value of inflation-protected securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Conversely, if the CPI rises, the principal value of inflation-protected securities will be adjusted upward, and consequently the interest payable on these securities will be increased. Repayment of the original bond principal upon maturity is guaranteed in the case of U.S. Treasury inflation-protected securities, even during a period of deflation. However, the current market value of the inflation-protected securities is not guaranteed and will fluctuate. Other inflation-indexed securities include inflation-related bonds, which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

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Other issuers of inflation-protected debt securities include other U.S.
government agencies or instrumentalities, corporations and foreign governments. There can be no assurance that the CPI or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

Any increase in principal for an inflation-protected security resulting from inflation adjustments is considered by IRS regulations to be taxable income in the year it occurs. For direct holders of an inflation-protected security, this means that taxes must be paid on principal adjustments even though these amounts are not received until the bond matures. By contrast, a fund holding these securities distributes both interest income and the income attributable to principal adjustments in the form of cash or reinvested shares, which are taxable to shareholders.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with inflation-protected securities include: Interest Rate Risk and Market Risk.

Inverse Floaters

Inverse floaters are created by underwriters using the interest payment on securities. A portion of the interest received is paid to holders of instruments based on current interest rates for short-term securities. The remainder, minus a servicing fee, is paid to holders of inverse floaters. As interest rates go down, the holders of the inverse floaters receive more income and an increase in the price for the inverse floaters. As interest rates go up, the holders of the inverse floaters receive less income and a decrease in the price for the inverse floaters. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with inverse floaters include: Interest Rate Risk and Management Risk.

Investment Companies

Investing in securities issued by registered and unregistered investment companies may involve the duplication of advisory fees and certain other expenses.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with the securities of other investment companies include: Management Risk and Market Risk.

Lending of Portfolio Securities

A fund may lend certain of its portfolio securities. The current policy of the Fund's board is to make these loans, either long- or short-term, to broker-dealers. In making loans, the lender receives the market price in cash, U.S. government securities, letters of credit, or such other collateral as may be permitted by regulatory agencies and approved by the board. If the market price of the loaned securities goes up, the lender will get additional collateral on a daily basis. If the market price of the loaned securities goes down, the borrower may request that some collateral be returned. The risks are that the borrower may not provide additional collateral when required or return the securities when due. During the existence of the loan, the lender receives cash payments equivalent to all interest or other distributions paid on the loaned securities. The lender may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. The lender will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest, or other distributions on the securities loaned.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with the lending of portfolio securities include:
Credit Risk and Management Risk.

Loan Participations

Loans, loan participations, and interests in securitized loan pools are interests in amounts owed by a corporate, governmental, or other borrower to a lender or consortium of lenders (typically banks, insurance companies, investment banks, government agencies, or international agencies). Loans involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to an investor in the event of fraud or misrepresentation.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with loan participations include: Credit Risk and Management Risk.

Mortgage- and Asset-Backed Securities

Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and Collateralized Mortgage Obligations (CMOs). These securities may be issued or guaranteed by U.S. government agencies or instrumentalities (see also Agency and Government Securities), or by private issuers, generally originators and investors in mortgage loans, including savings associations,

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mortgage bankers, commercial banks, investment bankers, and special purpose entities. Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.

Stripped mortgage-backed securities are a type of mortgage-backed security that receive differing proportions of the interest and principal payments from the underlying assets. Generally, there are two classes of stripped mortgage-backed securities: Interest Only (IO) and Principal Only (PO). IOs entitle the holder to receive distributions consisting of all or a portion of the interest on the underlying pool of mortgage loans or mortgage-backed securities. POs entitle the holder to receive distributions consisting of all or a portion of the principal of the underlying pool of mortgage loans or mortgage-backed securities. The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. A slow rate of principal payments may adversely affect the yield to maturity of POs. If prepayments of principal are greater than anticipated, an investor in IOs may incur substantial losses. If prepayments of principal are slower than anticipated, the yield on a PO will be affected more severely than would be the case with a traditional mortgage-backed security.

CMOs are hybrid mortgage-related instruments secured by pools of mortgage loans or other mortgage-related securities, such as mortgage pass through securities or stripped mortgage-backed securities. CMOs may be structured into multiple classes, often referred to as "tranches," with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than its stated maturity.

The yield characteristics of mortgage-backed securities differ from those of other debt securities. Among the differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and principal may be repaid at any time. These factors may reduce the expected yield.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. Asset-backed debt obligations represent direct or indirect participation in, or secured by and payable from, assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property, and receivables from credit card or other revolving credit arrangements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on asset-backed debt obligations may be supported by non-governmental credit enhancements including letters of credit, reserve funds, overcollateralization, and guarantees by third parties. The market for privately issued asset-backed debt obligations is smaller and less liquid than the market for government sponsored mortgage-backed securities. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage- and asset-backed securities include:
Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Liquidity Risk, and Management Risk.

Mortgage Dollar Rolls

Mortgage dollar rolls are investments in which an investor sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. While an investor foregoes principal and interest paid on the mortgage-backed securities during the roll period, the investor is compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. The investor also could be compensated through the receipt of fee income equivalent to a lower forward price.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage dollar rolls include: Credit Risk, Interest Rate Risk, and Management Risk.

Municipal Obligations

Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States (including the District of Columbia and Puerto Rico). The interest on these obligations is generally exempt from federal income tax. Municipal obligations are generally classified as either "general obligations" or "revenue obligations."

General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of interest and principal. Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source. Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users. Municipal notes are issued to meet the short-term funding requirements of state, regional, and local governments. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments.

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Municipal lease obligations may take the form of a lease, an installment purchase, or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment, and facilities. An investor may purchase these obligations directly, or it may purchase participation interests in such obligations. Municipal leases may be subject to greater risks than general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet in order to issue municipal obligations. Municipal leases may contain a covenant by the state or municipality to budget for and make payments due under the obligation. Certain municipal leases may, however, provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year.

Yields on municipal bonds and notes depend on a variety of factors, including money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The municipal bond market has a large number of different issuers, many having smaller sized bond issues, and a wide choice of different maturities within each issue. For these reasons, most municipal bonds do not trade on a daily basis and many trade only rarely. Because many of these bonds trade infrequently, the spread between the bid and offer may be wider and the time needed to develop a bid or an offer may be longer than other security markets. See the appendix for a discussion of securities ratings. (See also Debt Obligations.)

Taxable Municipal Obligations. There is another type of municipal obligation that is subject to federal income tax for a variety of reasons. These municipal obligations do not qualify for the federal income exemption because (a) they did not receive necessary authorization for tax-exempt treatment from state or local government authorities, (b) they exceed certain regulatory limitations on the cost of issuance for tax-exempt financing or (c) they finance public or private activities that do not qualify for the federal income tax exemption. These non-qualifying activities might include, for example, certain types of multi-family housing, certain professional and local sports facilities, refinancing of certain municipal debt, and borrowing to replenish a municipality's underfunded pension plan.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with municipal obligations include: Credit Risk, Event Risk, Inflation Risk, Interest Rate Risk, Legal/Legislative Risk, and Market Risk.

Preferred Stock

Preferred stock is a type of stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights.

The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with preferred stock include: Issuer Risk, Management Risk, and Market Risk.

Real Estate Investment Trusts

Real estate investment trusts (REITs) are pooled investment vehicles that manage a portfolio of real estate or real estate related loans to earn profits for their shareholders. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property, such as shopping centers, nursing homes, office buildings, apartment complexes, and hotels, and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs can be subject to extreme volatility due to fluctuations in the demand for real estate, changes in interest rates, and adverse economic conditions. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the tax law. The failure of a REIT to continue to qualify as a REIT for tax purposes can materially affect its value. A fund will indirectly bear its proportionate share of any expenses paid by a REIT in which it invests.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with REITs include: Issuer Risk, Management Risk, Market Risk and Interest Rate Risk.

Repurchase Agreements

Repurchase agreements may be entered into with certain banks or non-bank dealers. In a repurchase agreement, the purchaser buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the purchaser's ability to dispose of the underlying securities.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with repurchase agreements include: Credit Risk and Management Risk.

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Reverse Repurchase Agreements

In a reverse repurchase agreement, an investor sells a security and enters into an agreement to repurchase the security at a specified future date and price. The investor generally retains the right to interest and principal payments on the security. Since the investor receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with reverse repurchase agreements include: Credit Risk, Interest Rate Risk, and Management Risk.

Short Sales

With short sales, an investor sells a security that it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the investor must borrow the security to make delivery to the buyer. The investor is obligated to replace the security that was borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the investor sold the security. A fund that is allowed to engage in short sales will designate cash or liquid securities to cover its open short positions. Those funds also may engage in "short sales against the box," a form of short-selling that involves selling a security that an investor owns (or has an unconditioned right to purchase) for delivery at a specified date in the future. This technique allows an investor to hedge protectively against anticipated declines in the market of its securities. If the value of the securities sold short increased between the date of the short sale and the date on which the borrowed security is replaced, the investor loses the opportunity to participate in the gain. A "short sale against the box" will result in a constructive sale of appreciated securities thereby generating capital gains to the Fund.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with short sales include: Management Risk and Market Risk.

Sovereign Debt

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. (See also Foreign Securities.)

With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt.

Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis that led to defaults and the restructuring of certain indebtedness.

Sovereign debt includes Brady Bonds, which are securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with sovereign debt include: Credit Risk, Foreign/Emerging Markets Risk, and Management Risk.

Structured Products

Structured products are over-the-counter financial instruments created specifically to meet the needs of one or a small number of investors. The instrument may consist of a warrant, an option, or a forward contract embedded in a note or any of a wide variety of debt, equity, and/or currency combinations. Risks of structured products include the inability to close such instruments, rapid changes in the market, and defaults by other parties. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with structured products include: Credit Risk, Liquidity Risk, and Management Risk.

Swap Agreements

Swap agreements obligate one party to make payments to the other party based on the change in the market value of an index or other asset. In return, the other party agrees to make payments to the first party based on the return of another index or asset. Swap agreements entail the risk that a party will default on its payment obligations.

Interest Rate Swaps. Interest rate swap agreements are used to obtain or preserve a desired return or spread at a lower cost than through a direct investment in an instrument that yields the desired return or spread. Swaps also may protect against changes in the price of securities that an investor anticipates buying or selling at a later date. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. In a standard interest rate swap transaction, two parties agree to exchange their respective commitments to pay fixed or floating rates on a predetermined notional amount.

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The swap agreement notional amount is the predetermined basis for calculating the obligations that the swap counterparties have agreed to exchange. Under most swap agreements, the obligations of the parties are exchanged on a net basis. The two payment streams are netted out, with each party receiving or paying, as the case may be, only the net amount of the two payments.

Swap agreements are usually entered into at a zero net market value of the swap agreement commitments. The market values of the underlying commitments will change over time resulting in one of the commitments being worth more than the other and the net market value creating a risk exposure for one counterparty to the other.

Swap agreements may include embedded interest rate caps, floor and collars. In interest rate cap transactions, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or cap. Interest rate floor transactions require one party, in exchange for a premium to agree to make payments to the other to the extent that interest rates fall below a specified level, or floor. In interest rate collar transactions, one party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels or collar amounts.

Swap agreements are traded in the over-the-counter market and may be considered to be illiquid. The Fund will enter into interest rate swap agreements only if the claims-paying ability of the other party or its guarantor is considered to be investment grade by the Advisor. Generally, the unsecured senior debt or the claims-paying ability of the other party or its guarantor must be rated in one of the three highest rating categories of at least one NRSRO at the time of entering into the transaction. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction. In certain circumstances, the Fund may seek to minimize counterparty risk by requiring the counterparty to post collateral.

Currency Swaps. Currency swaps are similar to interest rate swaps, except that they involve currencies instead of interest rates.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with swaps include: Liquidity Risk, Credit Risk and Correlation Risk.

Variable- or Floating-Rate Securities

Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semiannually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. Variable- or floating-rate securities frequently include a demand feature enabling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time. Some securities that do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics. Variable-rate demand notes include master demand notes that are obligations that permit the investor to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the investor as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded. There generally is not an established secondary market for these obligations. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the lender's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and may involve heightened risk of default by the issuer.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with variable- or floating-rate securities include:
Credit Risk and Management Risk.

Warrants

Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights and they do not represent any rights in the assets of the issuer. Warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with warrants include: Management Risk and Market Risk.

When-Issued Securities and Forward Commitments

When-issued securities and forward commitments involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Normally, the settlement date occurs within 45 days of the purchase although in some cases settlement may take longer. The investor does not pay for the securities or receive dividends or interest on them until the contractual settlement date. Such instruments involve the risk

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of loss if the value of the security to be purchased declines prior to the settlement date and the risk that the security will not be issued as anticipated. If the security is not issued as anticipated, the Fund may lose the opportunity to obtain a price and yield considered to be advantageous.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with when-issued securities and forward commitments include: Credit Risk and Management Risk.

Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities

These securities are debt obligations that do not make regular cash interest payments (see also Debt Obligations). Zero-coupon and step-coupon securities are sold at a deep discount to their face value because they do not pay interest until maturity. Pay-in-kind securities pay interest through the issuance of additional securities. Because these securities do not pay current cash income, the price of these securities can be extremely volatile when interest rates fluctuate. See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with zero-coupon, step-coupon, and pay-in-kind securities include: Credit Risk, Interest Rate Risk, and Management Risk.

The Fund cannot issue senior securities but this does not prohibit certain investment activities for which assets of the Fund are set aside, or margin, collateral or escrow arrangements are established, to cover the related obligations. Examples of those activities include borrowing money, delayed-delivery and when-issued securities transactions, and contracts to buy or sell options, derivatives, and hedging instruments.

Security Transactions

Subject to policies set by the board, AEFC is authorized to determine, consistent with the Fund's investment goal and policies, which securities will be purchased, held, or sold. The description of policies and procedures in this section also applies to any Fund subadviser. In determining where the buy and sell orders are to be placed, AEFC has been directed to use its best efforts to obtain the best available price and the most favorable execution except where otherwise authorized by the board. In selecting broker-dealers to execute transactions, AEFC may consider the price of the security, including commission or mark-up, the size and difficulty of the order, the reliability, integrity, financial soundness, and general operation and execution capabilities of the broker, the broker's expertise in particular markets, and research services provided by the broker.

The Fund, AEFC, any subadviser and American Express Financial Advisors Inc. (the Distributor) each have a strict Code of Ethics that prohibits affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for the Fund.

The Fund's securities may be traded on a principal rather than an agency basis. In other words, AEFC will trade directly with the issuer or with a dealer who buys or sells for its own account, rather than acting on behalf of another client. AEFC does not pay the dealer commissions. Instead, the dealer's profit, if any, is the difference, or spread, between the dealer's purchase and sale price for the security.

On occasion, it may be desirable to compensate a broker for research services or for brokerage services by paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge. The board has adopted a policy authorizing AEFC to do so to the extent authorized by law, if AEFC determines, in good faith, that such commission is reasonable in relation to the value of the brokerage or research services provided by a broker or dealer, viewed either in the light of that transaction or AEFC's overall responsibilities with respect to the Fund and the other American Express mutual funds for which it acts as investment manager (or by any Fund subadviser to any other client of such subadviser).

Research provided by brokers supplements AEFC's own research activities. Such services include economic data on, and analysis of, U.S. and foreign economies; information on specific industries; information about specific companies, including earnings estimates; purchase recommendations for stocks and bonds; portfolio strategy services; political, economic, business, and industry trend assessments; historical statistical information; market data services providing information on specific issues and prices; and technical analysis of various aspects of the securities markets, including technical charts. Research services may take the form of written reports, computer software, or personal contact by telephone or at seminars or other meetings. AEFC has obtained, and in the future may obtain, computer hardware from brokers, including but not limited to personal computers that will be used exclusively for investment decision-making purposes, which include the research, portfolio management, and trading functions and other services to the extent permitted under an interpretation by the SEC.

When paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge, AEFC must follow procedures authorized by the board. To date, three procedures have been authorized. One procedure permits AEFC to direct an order to buy or sell a security traded on a national securities exchange to a specific broker for research services it has provided. The second procedure permits AEFC, in order to obtain research, to direct an order on an agency basis to

--------------------------------------------------------------------------------
25   --   AXP PARTNERS INTERNATIONAL SERIES, INC.

buy or sell a security traded in the over-the-counter market to a firm that does not make a market in that security. The commission paid generally includes compensation for research services. The third procedure permits AEFC, in order to obtain research and brokerage services, to cause the Fund to pay a commission in excess of the amount another broker might have charged. AEFC has advised the Fund that it is necessary to do business with a number of brokerage firms on a continuing basis to obtain such services as the handling of large orders, the willingness of a broker to risk its own money by taking a position in a security, and the specialized handling of a particular group of securities that only certain brokers may be able to offer. As a result of this arrangement, some portfolio transactions may not be effected at the lowest commission, but AEFC believes it may obtain better overall execution. AEFC has represented that under all three procedures the amount of commission paid will be reasonable and competitive in relation to the value of the brokerage services performed or research provided.

All other transactions will be placed on the basis of obtaining the best available price and the most favorable execution. In so doing, if in the professional opinion of the person responsible for selecting the broker or dealer, several firms can execute the transaction on the same basis, consideration will be given by such person to those firms offering research services. Such services may be used by AEFC in providing advice to all American Express mutual funds (or by any Fund subadviser to any other client of such subadviser) even though it is not possible to relate the benefits to any particular fund.

Each investment decision made for the Fund is made independently from any decision made for another portfolio, fund, or other account advised by AEFC or any of its subsidiaries. When the Fund buys or sells the same security as another portfolio, fund, or account, AEFC carries out the purchase or sale in a way the Fund agrees in advance is fair. Although sharing in large transactions may adversely affect the price or volume purchased or sold by the Fund, the Fund hopes to gain an overall advantage in execution. On occasion, the Fund may purchase and sell a security simultaneously in order to profit from short-term price disparities.

On a periodic basis, AEFC makes a comprehensive review of the broker-dealers and the overall reasonableness of their commissions. The review evaluates execution, operational efficiency, and research services.

For fiscal periods noted below, each Fund paid total brokerage commissions as follows. Substantially all firms through whom transactions were executed provide research services.

Fund                                                               Oct. 31, 2004       Oct. 31, 2003        Oct. 31, 2002
Partners International Aggressive Growth                             $598,644            $495,189             $509,926
Partners International Core                                           315,047             144,417               16,699(a)
Partners International Select Value                                   839,270             411,763              399,835
Partners International Small Cap                                      179,076              66,511                8,184(a)

(a) For the period from Oct. 3, 2002 (when shares became publicly available) to Oct. 31, 2002.


In fiscal year 2004, transactions on which commissions were imputed or paid, were specifically directed to firms in exchange for research services as follows:

Fund                                                                                Transaction amounts      Commissions
Partners International Aggressive Growth                                             $114,966,759             $202,719
Partners International Core                                                            14,835,692               26,595
Partners International Select Value                                                   544,373,529              831,282
Partners International Small Cap                                                       26,901,119               53,060

As of the end of the most recent fiscal year, Partners International Core and Partners International Small Cap held no securities of its regular brokers or dealers or of the parent of those brokers or dealers that derived more than 15% of gross revenue from securities-related activities.


As of the end of the most recent fiscal year, each Fund held securities of its regular brokers or dealers or of the parent of those brokers or dealers that derived more than 15% of gross revenue from securities-related activities as presented below:

Fund                                        Name of issuer                         Value of securities owned at end of fiscal year
Partners International Aggressive Growth    Pargesa Holdings                                        $   617,420
Partners International Select Value         Credit Suisse Group                                     $10,302,663

--------------------------------------------------------------------------------
26   --   AXP PARTNERS INTERNATIONAL SERIES, INC.

The portfolio turnover rates in the two most recent fiscal years were as follows:

Fund                                                                                      Oct. 31, 2004       Oct. 31, 2003
Partners International Aggressive Growth                                                       87%                 116%
Partners International Core                                                                   111                   58
Partners International Select Value                                                            23                   18
Partners International Small Cap                                                               66                   87

Higher turnover rates may result in higher brokerage expenses and taxes. The variation in turnover rates for Partners International Core can be attributed to: the transition of the portfolio during the management change in October 2004.

Brokerage Commissions Paid to Brokers Affiliated with American Express Financial Corporation

Affiliates of American Express Company (of which AEFC is a wholly-owned subsidiary) may engage in brokerage and other securities transactions on behalf of the Fund according to procedures adopted by the board and to the extent consistent with applicable provisions of the federal securities laws. Subject to approval by the board, the same conditions apply to transactions with broker-dealer affiliates of any subadviser. AEFC will use an American Express affiliate only if (i) AEFC determines that the Fund will receive prices and executions at least as favorable as those offered by qualified independent brokers performing similar brokerage and other services for the Fund and (ii) the affiliate charges the Fund commission rates consistent with those the affiliate charges comparable unaffiliated customers in similar transactions and if such use is consistent with terms of the Investment Management Services Agreement.

No brokerage commissions were paid to brokers affiliated with AEFC for the three most recent fiscal years for Partners International Core and Partners International Small Cap Funds.

Information about brokerage commissions paid by the Funds for the last three fiscal years to brokers affiliated with AEFC is contained in the following table:

As of the end of fiscal period                                     2004                            2003             2002
                                                                               Percent of
                                                                            aggregate dollar
                                                                                amount of
                                             Aggregate dollar   Percent of    transactions   Aggregate dollar Aggregate dollar
                                                 amount of       aggregate      involving        amount of        amount of
                                  Nature of     commissions      brokerage     payment of       commissions      commissions
Fund             Broker          affiliation  paid to broker    commissions    commissions    paid to broker   paid to broker
Partners         J.P. Morgan         (1)         $22,343           3.73%              3.25%           $0              $0
International    Securities Inc.
Aggressive
Growth
                 J.P. Morgan Chase   (2)               0             0                0                0           9,567

Partners         SanFord C.          (3)          20,637           2.46               1.07             0               0
International    Bernstein & Co.
Select Value     LLC

(1) Affiliate of American Century.

(2) Affiliate of the sub-advisor.

(3) Affiliate of Alliance Capital.

--------------------------------------------------------------------------------
27   --   AXP PARTNERS INTERNATIONAL SERIES, INC.

Valuing Fund Shares

As of the end of the most recent fiscal year, the computation looked like this:

Partners International Aggressive Growth
                         Net assets                           Shares outstanding                  Net asset value of one share
Class A                $151,029,652        divided by              22,062,205          equals                  $6.85
Class B                  43,847,769                                 6,551,452                                   6.69
Class C                   2,733,926                                   408,576                                   6.69
Class I                  21,060,831                                 3,054,317                                   6.90
Class Y                     194,904                                    28,337                                   6.88

Partners International Core
                         Net assets                           Shares outstanding                  Net asset value of one share
Class A                 $97,591,124        divided by              13,879,271          equals                  $7.03
Class B                  21,998,053                                 3,168,563                                   6.94
Class C                   1,535,888                                   221,140                                   6.95
Class I                  21,597,503                                 3,057,583                                   7.06
Class Y                      82,712                                    11,738                                   7.05

Partners International Select Value
                         Net assets                           Shares outstanding                  Net asset value of one share
Class A                $626,407,916        divided by              81,535,854          equals                  $7.68
Class B                 219,316,011                                29,207,356                                   7.51
Class C                  11,798,008                                 1,572,120                                   7.50
Class I                  22,052,586                                 2,854,070                                   7.73
Class Y                     487,420                                    63,137                                   7.72

Partners International Small Cap
                         Net assets                           Shares outstanding                  Net asset value of one share
Class A                 $53,310,958        divided by               6,744,610          equals                  $7.90
Class B                  12,742,956                                 1,637,077                                   7.78
Class C                     564,033                                    72,292                                   7.80
Class I                  10,684,163                                 1,345,331                                   7.94
Class Y                      74,286                                     9,371                                   7.93

In determining net assets before shareholder transactions, the Fund's securities are valued as follows as of the close of business of the New York Stock Exchange (the Exchange):

o Securities traded on a securities exchange for which a last-quoted sales price is readily available are valued at the last-quoted sales price on the exchange where such security is primarily traded.

o Securities traded on a securities exchange for which a last-quoted sales price is not readily available are valued at the mean of the closing bid and asked prices, looking first to the bid and asked prices on the exchange where the security is primarily traded and, if none exist, to the over-the-counter market.

o Securities included in the NASDAQ National Market System are valued at the last-quoted sales price in this market.

o Securities included in the NASDAQ National Market System for which a last-quoted sales price is not readily available, and other securities traded over-the-counter but not included in the NASDAQ National Market System are valued at the mean of the closing bid and asked prices.

o Futures and options traded on major exchanges are valued at the last-quoted sales price on their primary exchange.

o Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the current rate of exchange.

o Occasionally, events affecting the value of securities occur between the time the primary market on which the securities are traded closes and the close of the Exchange. If events materially affect the value of securities, the securities will be valued at their fair value according to procedures decided upon in good faith by the board. This occurs most commonly with foreign securities, but may occur in other cases. The fair value of a security is likely to be different from the quoted or published price.

--------------------------------------------------------------------------------
28   --   AXP PARTNERS INTERNATIONAL SERIES, INC.

o Short-term securities maturing more than 60 days from the valuation date are valued at the readily available market price or approximate market value based on current interest rates. Short-term securities maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date.

o Securities without a readily available market price and other assets are valued at fair value as determined in good faith by the board. The board is responsible for selecting methods it believes provide fair value. When possible, bonds are valued by a pricing service independent from the Fund. If a valuation of a bond is not available from a pricing service, the bond will be valued by a dealer knowledgeable about the bond if such a dealer is available.

Portfolio Holdings Disclosure

The Fund's board of directors and AEFC believe that the investment ideas of AEFC and any Fund Subadviser with respect to management of a Fund should benefit the Fund and its shareholders, and do not want to afford speculators an opportunity to profit by anticipating Fund trading strategies or by using Fund portfolio holdings information for stock picking. However, the Fund's board also believes that knowledge of the Fund's portfolio holdings can assist shareholders in monitoring their investments, making asset allocation decisions, and evaluating portfolio management techniques.

The Fund's board has therefore adopted AEFC's policies and approved AEFC's procedures, including AEFC's oversight of Subadviser practices relating to disclosure of the Funds' portfolio securities. These policies and procedures are intended to protect the confidentiality of Fund portfolio holdings information and generally prohibit the release of such information until such information is made public, unless such persons have been authorized to receive such information on a selective basis, as described below. It is the policy of the Fund not to provide or permit others to provide holdings information on a selective basis, and AEFC does not intend to selectively disclose holdings information or expect that such holdings information will be selectively disclosed, except where necessary for the Fund's operation or where there are legitimate business purposes for doing so and, in any case, where conditions are met that are designed to protect the interests of the Fund and its shareholders. Although AEFC seeks to limit the selective disclosure of portfolio holdings information and generally monitors recipients' usage of that information, there can be no assurance that these policies will protect the Fund from the potential misuse of holdings information by individuals or firms in possession of that information. Under no circumstances may AEFC, its affiliates or any employee thereof receive any consideration or compensation for disclosing such holdings information.

A complete schedule of the Fund's portfolio holdings is available semi-annually and annually in shareholder reports filed on Form N-CSR and, after the first and third fiscal quarters, in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC in accordance with federal securities laws and are generally available within sixty (60) days of the end of the Fund's fiscal quarter, on the Securities and Exchange Commission's Website. Once holdings information is filed with the SEC, it will also be posted on the website (www.americanexpress.com), and it may be mailed, e-mailed or otherwise transmitted to any person.

In addition, AEFC makes publicly available, on a monthly basis, information regarding the Fund's top ten holdings (including name and percentage of a Fund's assets invested in each such holding) and the percentage breakdown of a Fund's investments by country, sector and industry, as applicable. This holdings information is generally made available through the website, marketing communications (including printed advertisements and sales literature), and/or telephone customer service centers that support the Fund. This holdings information is generally not released until it is at least 30 days old.


In such situations, the information is released subject to confidentiality agreements, duties imposed under applicable policies and procedures (e.g., applicable codes of ethics) designed to prevent the misuse of confidential information, general duties under applicable laws and regulations, or other such duties of confidentiality. From time to time, AEFC may make partial or complete Fund holdings information that is not publicly available on the website or otherwise available in advance of the time restrictions noted above (1) to its directors, officers, and employees, and those of its affiliated and unaffiliated service providers that require the information in the normal course of business in order to provide services to the Fund (including, without limitation, custodians, auditors, subadvisers, financial printers, pricing services, proxy voting services, and parties that deliver analytical, statistical, trading or other investment related services), and (2) to facilitate the review and/or rating of the Fund by ratings and rankings agencies (including, for example, Morningstar, Inc., Thomson Financial and Lipper Inc.). In addition, the Fund discloses holdings information as required by federal or state securities laws, and may disclose holdings information in response to requests by governmental authorities.


--------------------------------------------------------------------------------
29   --   AXP PARTNERS INTERNATIONAL SERIES, INC.

The Fund's board has adopted the policies of AEFC and approved the procedures AEFC has established to ensure that the Fund's holdings information is only disclosed in accordance with these policies. Before any selective disclosure of holdings information is permitted, the person seeking to disclose such holdings information must submit a written request to the Portfolio Holdings Committee ("PHC"). The PHC is comprised of members from AEFC's General Counsel's Office, Compliance, and Communications. The PHC has been authorized by the Funds' board to perform an initial review of requests for disclosure of holdings information to evaluate whether there is a legitimate business purpose for selective disclosure, whether selective disclosure is in the best interests of the Fund and its shareholders, and to safeguard against improper use of holdings information. Factors considered in this analysis are whether the recipient has agreed to or has a duty to keep the holdings information confidential and whether risks have been mitigated such that the recipient has agreed or has a duty to use the holdings information only as necessary to effectuate the purpose for which selective disclosure was authorized. Before portfolio holdings may be selectively disclosed, requests approved by the PHC must also be authorized by the Fund's Chief Compliance Officer or the Fund's General Counsel. On at least an annual basis the PHC reviews the approved recipients of selective disclosure and, where appropriate, requires a resubmission of the request, in order to re-authorize any ongoing arrangements. These procedures are intended to be reasonably designed to protect the confidentiality of Fund holdings information and to prohibit their release to individual investors, institutional investors, intermediaries that distribute the Funds' shares, and other parties, until such holdings information is made public or unless such persons have been authorized to receive such holdings information on a selective basis, as set forth above. Although AEFC has set up these procedures to monitor and control selective disclosure of holdings information, there can be no assurance that these procedures will protect the Fund from the potential misuse of holdings information by individuals or firms in possession of that information.

Proxy Voting

GENERAL GUIDELINES

The Fund upholds a long tradition of sound and principled corporate governance. For approximately 30 years, the Board of Directors, which consists of a majority of independent directors, has voted proxies. General guidelines are:

o Corporate governance matters -- The board supports proxy proposals that require changes or encourage decisions that have been shown to add shareholder value over time and votes against proxy proposals that entrench management.

o Changes in capital structure -- The board votes for amendments to corporate documents that strengthen the financial condition of a business.

o Stock option plans and other management compensation issues -- The board expects thoughtful consideration to be given by a company's management to developing a balanced compensation structure providing competitive current income with long-term employee incentives directly tied to the interest of shareholders and votes against proxy proposals that dilute shareholder value excessively.

o Social and corporate policy issues -- The board believes that proxy proposals should address the business interests of the corporation. Such proposals typically request that the company disclose or amend certain business practices but lack a compelling economic impact on shareholder value. In general, these matters are primarily the responsibility of management and should be reviewed by the corporation's board of directors, unless they have a substantial impact on the value of the Fund's investment.

Each proposal is viewed in light of the circumstances of the company submitting the proposal.

POLICY AND PROCEDURES

The policy of the board is to vote all proxies of the companies in which the Fund holds investments, ensuring there are no conflicts between interests of Fund shareholders and those of the Fund's investment manager, AEFC.

The recommendation of the management of a company as set out in the company's proxy statement is considered. In each instance in which the Fund votes against the recommendation, the board sends a letter to senior management of the company explaining the basis for its vote. This has permitted both the company's management and the Fund's board to gain better insight into issues presented by proxy proposals. In the case of foreign corporations, proxies of companies located in some countries may not be voted due to requirements of locking up the voting shares and when time constraints prohibit the processing of proxies.

From time to time a proxy proposal is presented that has not been previously considered by the board or that AEFC recommends be voted different from the votes cast for similar proposals. In making recommendations to the board about voting on a proposal, AEFC relies on its own investment personnel (or the investment personnel of the Fund's subadviser) and information obtained from outside resources, including Institutional Shareholder Services (ISS). AEFC makes the recommendation in writing. The process established by the board to vote proxies requires that either board members or officers who are independent from AEFC consider the recommendation and decide how to vote the proxy proposal.

--------------------------------------------------------------------------------
30   --   AXP PARTNERS INTERNATIONAL SERIES, INC.

PROXY VOTING RECORD

The proxy voting record is available on a quarterly basis after the end of the quarter for all companies whose shareholders meetings were completed during the quarter. The information is on a website maintained by ISS and can be accessed through American Express Company's web page, www.americanexpress.com. For anyone seeking information on how the Fund voted all proxies during a year, the information can be obtained without cost:

o  On the ISS website accessible through www.americanexpress.com/funds

o On a website maintained by the Securities and Exchange Commission, www.sec.gov

o  By calling the Fund's administrator, Board Services Corporation, collect at
   (612) 330-9283.

Investing in the Fund

SALES CHARGE

Investors should understand that the purpose and function of the initial sales charge and distribution fee for Class A shares is the same as the purpose and function of the CDSC and distribution fee for Class B and Class C shares. The sales charges and distribution fees applicable to each class pay for the distribution of shares of the Fund.

Shares of the Fund are sold at the public offering price. The public offering price is the NAV of one share adjusted for the sales charge for Class A. For Class B, Class C, Class I and Class Y, there is no initial sales charge so the public offering price is the same as the NAV.

Class A -- Calculation of the Sales Charge

Using the sales charge schedule in the table below, for Class A, the public offering price for an investment of less than $50,000, made on the last day of the most recent fiscal period, was determined as follows. The sales charge is paid to the Distributor by the person buying the shares.

                                                                     Divided by (1.00 - 0.0575)
Fund                                 Net asset value of one share        for a sales charge               Public offering price
Partners International Aggressive Growth          $6.85                       divided by 0.9425       =             $7.27
Partners International Core                        7.03                       divided by 0.9425       =              7.46
Partners International Select Value                7.68                       divided by 0.9425       =              8.15
Partners International Small Cap                   7.90                       divided by 0.9425       =              8.38

Sales charges are determined as follows:

                                                                               Sales charge as a percentage of:
Total market value                                               Public offering price                    Net amount invested
Up to $49,999                                                               5.75%                                    6.10%
$50,000-$99,999                                                             4.75                                     4.99
$100,000-$249,999                                                           3.50                                     3.63
$250,000-$499,999                                                           2.50                                     2.56
$500,000-$999,999                                                           2.00                                     2.04
$1,000,000 or more                                                          0.00                                     0.00

The initial sales charge is waived for certain qualified plans. Participants in these qualified plans may be subject to a deferred sales charge on certain redemptions. The Fund will waive the deferred sales charge on certain redemptions if the redemption is a result of a participant's death, disability, retirement, attaining age 59 1/2, loans, or hardship withdrawals. The deferred sales charge varies depending on the number of participants in the qualified plan and total plan assets as follows:

Deferred Sales Charge
                                                                                    Number of participants
Total plan assets                                                        1-99                                 100 or more
Less than $1 million                                                      4%                                       0%
$1 million or more                                                        0%                                       0%

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31   --   AXP PARTNERS INTERNATIONAL SERIES, INC.

Class A -- Reducing the Sales Charge

For purposes of reducing the sales charge:

o If multiple trustees are listed on a revocable trust account, the account will be included only in the household group of the grantor-trustee (the person who put the money into the trust).

o If the parents or guardians of a minor child who is the beneficiary of one or more UGMA/UTMA accounts are not members of the same primary household group, the Distributor will use its discretion in assigning such accounts to one of the primary household groups. Under most circumstances the Distributor will consider the child's primary domicile to be the appropriate household group in which to include the UGMA/UTMA account(s). Your primary household group consists of you, your spouse or domestic partner, and your unmarried children under age 21 sharing a mailing address. For purposes of this policy a domestic partner is an individual who shares your primary residence and with whom you own joint property. If you or any member of your primary household group elects to separate from the primary household group (for example, by asking that account statements be sent to separate addresses), your assets will no longer be combined for purposes of reducing your sales charge.

Class A -- Letter of Intent (LOI)

If you intend to invest $50,000 or more over a period of time, you can reduce the sales charge in Class A by completing a LOI form and committing to invest a certain amount. The LOI must be filed with the Distributor. The LOI can start at any time and you will have up to 13 months to fulfill your commitment. The LOI start date can be backdated by up to 90 days. Your holdings in American Express mutual funds acquired more than 90 days before receipt of your signed LOI in the Distributor's corporate office will not be counted towards the completion of the LOI. Your investments will be charged the sales charge that applies to the amount you have committed to invest. Five percent of the commitment amount will be placed in escrow. If your commitment amount is reached within the 13-month period, the LOI will end and the shares will be released from escrow. Once the LOI has ended, future sales charges will be determined by the total value of the new investment combined with the market value of the existing American Express mutual fund investments. If you do not invest the commitment amount by the end of the 13 months, the remaining unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow. The commitment amount does not include purchases in any class of American Express mutual funds other than Class A; purchases in American Express mutual funds held within a wrap product; and purchases of AXP Cash Management Fund and AXP Tax-Free Money Fund unless they are subsequently exchanged to Class A shares of an American Express mutual fund within the 13 month period. A LOI is not an option (absolute right) to buy shares. If you purchase shares through different channels, for example, in a brokerage account or through a third party, you must inform the Distributor in writing about the LOI when placing any purchase orders during the period of the LOI. If you do not complete and file the LOI form, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge.

Class Y Shares

Class Y shares are offered to certain institutional investors. Class Y shares are sold without a front-end sales charge or a CDSC and are not subject to a distribution fee. The following investors are eligible to purchase Class Y shares:

o  Qualified employee benefit plans* if the plan:

   o uses a daily transfer recordkeeping service offering participants daily access to American Express mutual funds and has

      o  at least $10 million in plan assets or

      o  500 or more participants; or

   o  does not use daily transfer recordkeeping and has

      o  at least $3 million invested in American Express mutual funds or

      o  500 or more participants.

   A plan that qualifies for investment in Class Y may continue to invest in Class Y even if it subsequently falls below the required level of assets or participants.

o Trust companies or similar institutions, and charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code.* These institutions must have at least $10 million in American Express mutual funds.

o Nonqualified deferred compensation plans* whose participants are included in a qualified employee benefit plan described above.

o State sponsored college savings plans established under Section 529 of the Internal Revenue Code.

* Eligibility must be determined in advance. To do so, contact your financial advisor.

SYSTEMATIC INVESTMENT PROGRAMS

You decide how often to make payments -- monthly, quarterly, or semiannually. Provided your account meets the minimum balance requirement, you are not obligated to make any payments. You can omit payments or discontinue the investment program altogether. The Fund also can change the program or end it at any time.

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32   --   AXP PARTNERS INTERNATIONAL SERIES, INC.

AUTOMATIC DIRECTED DIVIDENDS

Dividends, including capital gain distributions, paid by another American Express mutual fund may be used to automatically purchase shares in the same class of this Fund. Dividends may be directed to existing accounts only. Dividends declared by a fund are exchanged to this Fund the following day. Dividends can be exchanged into the same class of another American Express mutual fund but cannot be split to make purchases in two or more funds. Automatic directed dividends are available between accounts of any ownership except:

o Between a non-custodial account and an IRA, or 401(k) plan account or other qualified retirement account of which American Express Trust Company acts as custodian;

o Between two American Express Trust Company custodial accounts with different owners (for example, you may not exchange dividends from your IRA to the IRA of your spouse); and

o Between different kinds of custodial accounts with the same ownership (for example, you may not exchange dividends from your IRA to your 401(k) plan account, although you may exchange dividends from one IRA to another IRA).

Dividends may be directed from accounts established under the Uniform Gifts to Minors Act (UGMA) or Uniform Transfers to Minors Act (UTMA) only into other UGMA or UTMA accounts with identical ownership.

The Fund's investment goal is described in its prospectus along with other information, including fees and expense ratios. Before exchanging dividends into another fund, you should read that fund's prospectus. You will receive a confirmation that the automatic directed dividend service has been set up for your account.

REJECTION OF BUSINESS

The Fund or AECSC reserves the right to reject any business, in its sole discretion.

Selling Shares

You have a right to sell your shares at any time. For an explanation of sales procedures, please see the prospectus.

During an emergency, the board can suspend the computation of NAV, stop accepting payments for purchase of shares, or suspend the duty of the Fund to redeem shares for more than seven days. Such emergency situations would occur if:

o The Exchange closes for reasons other than the usual weekend and holiday closings or trading on the Exchange is restricted, or

o Disposal of the Fund's securities is not reasonably practicable or it is not reasonably practicable for the Fund to determine the fair value of its net assets, or

o The SEC, under the provisions of the 1940 Act, declares a period of emergency to exist.

Should the Fund stop selling shares, the board may make a deduction from the value of the assets held by the Fund to cover the cost of future liquidations of the assets so as to distribute these costs fairly among all shareholders.

The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, which obligates the Fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of the period. Although redemptions in excess of this limitation would normally be paid in cash, the Fund reserves the right to make these payments in whole or in part in securities or other assets in case of an emergency, or if the payment of a redemption in cash would be detrimental to the existing shareholders of the Fund as determined by the board. In these circumstances, the securities distributed would be valued as set forth in this SAI. Should the Fund distribute securities, a shareholder may incur brokerage fees or other transaction costs in converting the securities to cash.

Pay-out Plans

You can use any of several pay-out plans to redeem your investment in regular installments. If you redeem shares, you may be subject to a contingent deferred sales charge as discussed in the prospectus. While the plans differ on how the pay-out is figured, they all are based on the redemption of your investment. Net investment income dividends and any capital gain distributions will automatically be reinvested, unless you elect to receive them in cash. If you are redeeming a tax-qualified plan account for which American Express Trust Company acts as custodian, you can elect to receive your dividends and other distributions in cash when permitted by law. If you redeem an IRA or a qualified retirement account, certain restrictions, federal tax penalties, and special federal income tax reporting requirements may apply. You should consult your tax advisor about this complex area of the tax law.

Applications for a systematic investment in a class of the Fund subject to a sales charge normally will not be accepted while a pay-out plan for any of those funds is in effect. Occasional investments, however, may be accepted.

--------------------------------------------------------------------------------
33   --   AXP PARTNERS INTERNATIONAL SERIES, INC.

To start any of these plans, please consult your selling agent or write American Express Client Service Corporation, 70100 AXP Financial Center, Minneapolis, MN 55474, or call (800) 437-3133. Your authorization must be received at least five days before the date you want your payments to begin. Payments will be made on a monthly, bimonthly, quarterly, semiannual, or annual basis. Your choice is effective until you change or cancel it.

The following pay-out plans are designed to take care of the needs of most shareholders in a way AEFC can handle efficiently and at a reasonable cost. If you need a more irregular schedule of payments, it may be necessary for you to make a series of individual redemptions, in which case you will have to send in a separate redemption request for each pay-out. The Fund reserves the right to change or stop any pay-out plan and to stop making such plans available.

Plan #1: Pay-out for a fixed period of time

If you choose this plan, a varying number of shares will be redeemed at regular intervals during the time period you choose. This plan is designed to end in complete redemption of all shares in your account by the end of the fixed period.

Plan #2: Redemption of a fixed number of shares

If you choose this plan, a fixed number of shares will be redeemed for each payment and that amount will be sent to you. The length of time these payments continue is based on the number of shares in your account.

Plan #3: Redemption of a fixed dollar amount

If you decide on a fixed dollar amount, whatever number of shares is necessary to make the payment will be redeemed in regular installments until the account is closed.

Plan #4: Redemption of a percentage of net asset value

Payments are made based on a fixed percentage of the net asset value of the shares in the account computed on the day of each payment. Percentages range from 0.25% to 0.75%. For example, if you are on this plan and arrange to take 0.5% each month, you will get $100 if the value of your account is $20,000 on the payment date.


Taxes


For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held more than one year).

If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased.

For example

You purchase 100 shares of one fund having a public offering price of $10.00 per share. With a sales load of 5.75%, you pay $57.50 in sales load. With a NAV of $9.425 per share, the value of your investment is $942.50. Within 91 days of purchasing that fund, you decide to exchange out of that fund, now at a NAV of $11.00 per share, up from the original NAV of $9.425, and purchase into a second fund, at a NAV of $15.00 per share. The value of your investment is now $1,100.00 ($11.00 x 100 shares). You cannot use the $57.50 paid as a sales load when calculating your tax gain or loss in the sale of the first fund shares. So instead of having a $100.00 gain ($1,100.00 - $1,000.00), you have a $157.50 gain ($1,100.00 - $942.50). You can include the $57.50 sales load in the calculation of your tax gain or loss when you sell shares in the second fund.

If you have a nonqualified investment in the Fund and you wish to move part or all of those shares to an IRA or qualified retirement account in the Fund, you can do so without paying a sales charge. However, this type of exchange is considered a redemption of shares and may result in a gain or loss for tax purposes. In addition, this type of exchange may result in an excess contribution under IRA or qualified plan regulations if the amount exchanged exceeds annual contribution limitations. You should consult your tax advisor for further details about this complex subject.

--------------------------------------------------------------------------------
34   --   AXP PARTNERS INTERNATIONAL SERIES, INC.

Net investment income dividends received should be treated as dividend income for federal income tax purposes. Corporate shareholders are generally entitled to a deduction equal to 70% of that portion of the Fund's dividend that is attributable to dividends the Fund received from domestic (U.S.) securities. For the most recent fiscal year, the net investment income dividends, if paid, which qualified for the corporate deduction were as follows:


                                                                                                Qualifying portion of
Fund                                                                                      net investment income dividends
Partners International Aggressive Growth                                                                  1.48%
Partners International Core                                                                               0.00
Partners International Select Value                                                                       0.00
Partners International Small Cap                                                                          0.00


Under provisions of the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the Act), the maximum tax paid on dividends by individuals is reduced to 15% (5% for taxpayers in the 10% and 15% brackets) for tax years 2003 through 2008. The Act also reduces the maximum capital gain rate for securities sold on or after May 6, 2003 through 2008 from 20% to 15% (5% for taxpayers in the 10% and 15% brackets).

The Act provides that only certain qualified dividend income (QDI) will be subject to the 15% and 5% tax rates. QDI is dividends earned from domestic corporations and qualified foreign corporations. Qualified foreign corporations are corporations incorporated in a U.S. possession, corporations whose stock is readily tradable on an established U.S. securities market (ADRs), and certain other corporations eligible for relief under an income tax treaty with the U.S. that includes an exchange of information agreement (except Barbados). Excluded are passive foreign investment companies (PFICs), foreign investment companies and foreign personal holding companies. Holding periods for shares must also be met to be eligible for QDI treatment (60 days for stock and 90 days for preferreds). For the most recent fiscal year, the QDI for individuals was as follows:


Fund                                                                                            QDI for individuals
Partners International Aggressive Growth                                                                100.00%
Partners International Core                                                                              39.28
Partners International Select Value                                                                       0.00
Partners International Small Cap                                                                         17.89


The Fund may be subject to U.S. taxes resulting from holdings in a passive foreign investment company (PFIC). A foreign corporation is a PFIC when 75% or more of its gross income for the taxable year is passive income or 50% or more of the average value of its assets consists of assets that produce or could produce passive income.

Income earned by the Fund may have had foreign taxes imposed and withheld on it in foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the Fund's total assets at the close of its fiscal year consists of securities of foreign corporations, the Fund will be eligible to file an election with the Internal Revenue Service under which shareholders of the Fund would be required to include their pro rata portions of foreign taxes withheld by foreign countries as gross income in their federal income tax returns. These pro rata portions of foreign taxes withheld may be taken as a credit or deduction in computing the shareholders' federal income taxes. If the election is filed, the Fund will report to its shareholders the per share amount of such foreign taxes withheld and the amount of foreign tax credit or deduction available for federal income tax purposes.

Capital gain distributions, if any, received by shareholders should be treated as long-term capital gains regardless of how long shareholders owned their shares. Short-term capital gains earned by the Fund are paid to shareholders as part of their ordinary income dividend and are taxable. Special rates on capital gains may apply to sales of precious metals, if any, owned directly by the Fund and to investments in REITs.

Under the Internal Revenue Code of 1986 (the Code), gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables, or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gains or losses. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

Under federal tax law, by the end of a calendar year the Fund must declare and pay dividends representing 98% of ordinary income for that calendar year and 98% of net capital gains (both long-term and short-term) for the 12-month period ending Oct. 31 of that calendar year. The Fund is subject to an excise tax equal to 4% of the excess, if any, of the amount required to be distributed over the amount actually distributed. The Fund intends to comply with federal tax law and avoid any excise tax.

--------------------------------------------------------------------------------
35   --   AXP PARTNERS INTERNATIONAL SERIES, INC.

The Internal Revenue Code imposes two asset diversification rules that apply to the Fund as of the close of each quarter. First, as to 50% of its holdings, the Fund may hold no more than 5% of its assets in securities of one issuer and no more than 10% of any one issuer's outstanding voting securities. Second, the Fund cannot have more than 25% of its assets in any one issuer.

For purposes of the excise tax distributions, "section 988" ordinary gains and losses are distributable based on an Oct. 31 year end. This is an exception to the general rule that ordinary income is paid based on a calendar year end.

If a mutual fund is the holder of record of any share of stock on the record date for any dividend payable with respect to the stock, the dividend will be included in gross income by the Fund as of the later of (1) the date the share became ex-dividend or (2) the date the Fund acquired the share. Because the dividends on some foreign equity investments may be received some time after the stock goes ex-dividend, and in certain rare cases may never be received by the Fund, this rule may cause the Fund to pay income to its shareholders that it has not actually received. To the extent that the dividend is never received, the Fund will take a loss at the time that a determination is made that the dividend will not be received. Distributions, if any, that are in excess of the Fund's current or accumulated earnings and profits will first reduce a shareholder's tax basis in the Fund and, after the basis is reduced to zero, will generally result in capital gains to a shareholder when the shares are sold.

This is a brief summary that relates to federal income taxation only. Shareholders should consult their tax advisor as to the application of federal, state, and local income tax laws to Fund distributions.

Agreements

INVESTMENT MANAGEMENT SERVICES AGREEMENT

AEFC, a wholly-owned subsidiary of American Express Company, is the investment manager for the Fund. Under the Investment Management Services Agreement, AEFC, subject to the policies set by the board, provides investment management services.

For its services, AEFC is paid a fee based on the following schedule. Each class of the Fund pays its proportionate share of the fee.

                                                                             Annual rate at each asset level
                                                             Partners          Partners         Partners          Partners
                                                           International     International    International     International
Assets (billions)                                        Aggressive Growth       Core         Select Value        Small Cap
First $0.25                                                    1.000%            0.970%           0.900%            1.120%
Next   0.25                                                    0.975             0.945            0.875             1.095
Next   0.25                                                    0.950             0.920            0.850             1.070
Next   0.25                                                    0.925             0.895            0.825             1.045
Next   1.00                                                    0.900             0.870            0.800             1.020
Over   2.00                                                    0.875             0.845            0.775             0.995

On the last day of the most recent fiscal year, the daily rate applied to the Fund's net assets was equal to the following percentage on an annual basis. The fee is calculated for each calendar day on the basis of net assets as of the close of the preceding business day.

--------------------------------------------------------------------------------
36   --   AXP PARTNERS INTERNATIONAL SERIES, INC.

AEFC has agreed to certain fee waivers and expense reimbursements for Partners International Aggressive Growth, Partners International Core and Partners International Small Cap as discussed in the Fund's prospectus.

Fund                                                                                                              Daily rate
Partners International Aggressive Growth                                                                             1.000%
Partners International Core                                                                                          0.970
Partners International Small Cap                                                                                     1.120


Before the fee based on the asset charge is paid, it is adjusted for the Fund's performance relative to the Lipper Indexes (individually "Index") presented below. If the Index ceases to be published for a period of more than 90 days, changes in any material respect, or otherwise becomes impractible to use for purposes of the adjustment, no adjustment will be made until the board approves a substitute index. The adjustment, determined monthly, will be determined by measuring the percentage difference over a rolling 12-month period between the performance of one Class A share of the Fund and the change in the Lipper Index (Index).


The Lipper Indexes are as follows:

Fund                                        Lipper Index
Partners International Aggressive Growth    Lipper International Funds Index
Partners International Core                 Lipper International Funds Index
Partners International Select Value         Lipper International Funds Index
Partners International Small Cap            Lipper International Small-Cap
                                            Funds Index

The performance difference is then used to determine the adjustment rate. The adjustment rate, computed to five decimal places, is determined in accordance with the following table:

Performance
difference        Adjustment rate

0.00%-0.50%       0

0.50%-1.00%       6 basis points times the performance difference over 0.50%
                  (maximum of 3 basis points if a 1% performance difference)

1.00%-2.00%       3 basis points, plus 3 basis points times the performance
                  difference over 1.00% (maximum 6 basis points if a 2% performance difference)

2.00%-4.00%       6 basis points, plus 2 basis points times the performance
                  difference over 2.00% (maximum 10 basis points if a 4% performance difference)

4.00%-6.00%       10 basis points, plus 1 basis point times the performance
                  difference over 4.00% (maximum 12 basis points if a 6% performance difference)

6.00% or more     12 basis points

For example, if the performance difference is 2.38%, the adjustment rate is
0.000676 (0.0006 [6 basis points] plus 0.0038 [the 0.38% performance difference over 2.00%] x 0.0002 [2 basis points] x 100 (0.000076)). Rounded to five decimal places, the adjustment rate is 0.00068. The maximum adjustment rate for the Fund is 0.0012 per year. Where the Fund's Class A performance exceeds that of the Index, the fee paid to AEFC will increase. Where the performance of the Index exceeds the performance of the Fund's Class A shares, the fee paid to AEFC will decrease.

The 12-month comparison period rolls over with each succeeding month, so that it always equals 12 months, ending with the month for which the performance adjustment is being computed.

For the most recent fiscal year, the adjustment changed the fee as follows:

Fund                                                                                   Adjustment increased/(decreased) fee by
Partners International Aggressive Growth                                                             $  39,785
Partners International Core                                                                           (48,163)
Partners International Select Value                                                                    218,467
Partners International Small Cap                                                                      (35,481)

The management fee is paid monthly. Under the agreement, the total amount paid for the following fiscal periods was as follows:

Fund                                                                    2004                2003                 2002
Partners International Aggressive Growth                           $1,878,346          $1,114,731           $  690,573
Partners International Core                                         1,015,577             439,777               15,692(a)
Partners International Select Value                                 6,467,621           3,341,744            1,253,447
Partners International Small Cap                                      600,389             183,744                8,611(a)

(a) For the period from Oct. 3, 2002 (when shares became publicly available) to Oct. 31, 2002.

--------------------------------------------------------------------------------
37   --   AXP PARTNERS INTERNATIONAL SERIES, INC.

Under the agreement, the Fund also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees; audit and certain legal fees; fidelity bond premiums; registration fees for shares; office expenses; postage of confirmations except purchase confirmations; consultants' fees; compensation of board members, officers and employees; corporate filing fees; organizational expenses; expenses incurred in connection with lending securities; and expenses properly payable by the Fund, approved by the board. Under the agreement, nonadvisory expenses, net of earnings credits, waivers and expenses reimbursed by AEFC, paid by each Fund for the following fiscal periods were as follows:

Fund                                                                   2004                2003                 2002
Partners International Aggressive Growth                             $250,484            $ 69,337             $ 65,305
Partners International Core                                           316,320             131,195                6,693(a)
Partners International Select Value                                   473,274             152,203              145,369
Partners International Small Cap                                      208,586              63,029                3,583(a)

(a) For the period from Oct. 3, 2002 (when shares became publicly available) to Oct. 31, 2002.

Basis for board approving the investment advisory contract

For Partners International Aggressive Growth, Partners International Core, Partners International Select Value and Partners International Small Cap

Contracts between the Fund and AEFC or its affiliates, including the investment advisory contract, were renewed in April 2004, generally based on data as of the end of calendar year 2003. In renewing the contracts, members of the contracts committee first reviewed detailed written reports prepared by AEFC, then the reports were reviewed by all other board members. The reports were presented in meetings at which board members asked questions in order to further understand the data. In addition, data prepared by independent sources, including Lipper Inc. (detailed fund data) and Strategic Insight (industry trends) was considered. The board obtained representations that it had received all the information that AEFC believed was reasonably necessary to evaluate the terms of the contract. The factors used by the board and the conclusions drawn are set forth below.

The board considered that:

o AEFC must provide those services necessary to effectively manage the Fund's assets and to provide shareholders a range of investment options to meet long-term investment goals. These services include implementing investment decisions, managing cash flow, administering effective compliance programs, developing products, accessing distribution, and operating processes to compute daily net assets and maintain financial records. The board reviewed the services using surveys and benchmarks that are available from commercial providers, trade associations, and internal standards; compared those services with services required by other types of clients of AEFC; and considered the allocation of costs among the services. Based on these comparisons the board concluded that the services provided by AEFC were those provided by other investment managers that offer mutual funds through personal investment advisers, the prices paid for the services were in line with those charged by these management companies, and the services are in the interest of shareholders.

o AEFC should be paid a fee that allows it to offer competitive compensation, make necessary investments and earn an appropriate profit. The board considered the benefits derived by AEFC from the use of commission dollars to buy services and from other business relationships with Fund shareholders, compared publicly-available profitability reports of other investment managers, and concluded that the level of overall profitability in 2003 was appropriate in the short term though it may be too low on an ongoing basis.

Additionally for Partners International Aggressive Growth

The board considered that:


o over time AEFC should select and manage subadvisers so that the Fund will achieve investment performance above the median of funds with the same investment goals. The Fund's investment performance for the period Sept. 28, 2001, through Dec. 31, 2003, which is approximately the time the team has managed the Fund, was slightly below the median of its Lipper competitive group.

o the portfolio management team AEFC has assigned to manage the Fund should maintain a consistent investment style through a variety of market conditions. The performance record for the one-year period, which is above median, is consistent with the expected results of that investment style in light of recent market conditions.


o AEFC must provide quality services at a fair price with shareholders benefiting from economies of scale as assets increase. To assist the board in making an assessment, Lipper provided an analysis of a small comparison group comprised of funds substantially similar to the Fund and a larger comparison group that excluded funds that differ significantly. The board found that the graduated fee scale set a fair price that recognized the potential economies of scale. To the extent investment performance exceeded or failed to achieve the standard required by the performance incentive adjustment provision in the contract, AEFC's fees were adjusted accordingly. The performance incentive adjustment for the period ended Dec. 31, 2003, resulted in a decrease in AEFC's investment management fee. Also, consistent with AEFC's pricing philosophy, an expense cap has been established to limit expenses.

--------------------------------------------------------------------------------
38   --   AXP PARTNERS INTERNATIONAL SERIES, INC.

Additionally for Partners International Core

The board considered that:


o over time AEFC should select and manage subadvisers so that the Fund will achieve investment performance above the median of funds with the same investment goals. The Fund's investment performance for the period Oct. 3, 2002, through Dec. 31, 2003, which is approximately the time the team has managed the Fund, was below the median of its Lipper competitive group, and AEFC senior management is monitoring the Fund's ongoing performance.

o the portfolio management team AEFC has assigned to manage the Fund should maintain a consistent investment style through a variety of market conditions. The performance record for the one-year period, which is slightly below median, is consistent with the expected results of that investment style in light of recent market conditions.


o AEFC must provide quality services at a fair price with shareholders benefiting from economies of scale as assets increase. To assist the board in making an assessment, Lipper provided an analysis of a small comparison group comprised of funds substantially similar to the Fund and a larger comparison group that excluded funds that differ significantly. The board found that the graduated fee scale set a fair price that recognized the potential economies of scale. To the extent investment performance exceeded or failed to achieve the standard required by the performance incentive adjustment provision in the contract, AEFC's fees were adjusted accordingly. The performance incentive adjustment for the period ended Dec. 31, 2003, resulted in a decrease in AEFC's investment management fee. Also, consistent with AEFC's pricing philosophy, an expense cap has been established to limit expenses.

Additionally for Partners International Select Value

The board considered that:

o over time AEFC should select and manage subadvisers so that the Fund will achieve investment performance above the median of funds with the same investment goals. The Fund's investment performance for the period Sept. 28, 2001, through Dec. 31, 2003, which is approximately the time the team has managed the Fund, was above the median of its Lipper competitive group.


o the portfolio management team AEFC has assigned to manage the Fund should maintain a consistent investment style through a variety of market conditions. The performance record for the one-year period, which is above median, is consistent with the expected results of that investment style in light of recent market conditions.


o AEFC must provide quality services at a fair price with shareholders benefiting from economies of scale as assets increase. To assist the board in making an assessment, Lipper provided an analysis of a small comparison group comprised of funds substantially similar to the Fund and a larger comparison group that excluded funds that differ significantly. The board found that the graduated fee scale set a fair price that recognized the potential economies of scale. To the extent investment performance exceeded or failed to achieve the standard required by the performance incentive adjustment provision in the contract, AEFC's fees were adjusted accordingly. The performance incentive adjustment for the period ended Dec. 31, 2003, resulted in a increase in AEFC's investment management fee. Also, consistent with AEFC's pricing philosophy, an expense cap has been established to limit expenses.

Additionally for Partners International Small Cap

The board considered that:


o over time AEFC should select and manage subadvisers so that the Fund will achieve investment performance above the median of funds with the same investment goals. The Fund's investment performance for the period Oct. 3, 2002, through Dec. 31, 2003, which is approximately the time the team has managed the Fund, was below the median of its Lipper competitive group.

o the portfolio management team AEFC has assigned to manage the Fund should maintain a consistent investment style through a variety of market conditions. The performance record for the one-year period, which is below median, is consistent with the expected results of that investment style in light of recent market conditions.


o AEFC must provide quality services at a fair price with shareholders benefiting from economies of scale as assets increase. To assist the board in making an assessment, Lipper provided an analysis of a small comparison group comprised of funds substantially similar to the Fund and a larger comparison group that excluded funds that differ significantly. The board found that the graduated fee scale set a fair price that recognized the potential economies of scale. To the extent investment performance exceeded or failed to achieve the standard required by the performance incentive adjustment provision in the contract, AEFC's fees were adjusted accordingly. The performance incentive adjustment for the period ended Dec. 31, 2003, resulted in a decrease in AEFC's investment management fee. Also, consistent with AEFC's pricing philosophy, an expense cap has been established to limit expenses.

--------------------------------------------------------------------------------
39   --   AXP PARTNERS INTERNATIONAL SERIES, INC.

SUBADVISORY AGREEMENTS

Partners International Aggressive Growth

The assets of the Fund are managed by two Subadvisers that have been selected by AEFC, subject to the review and approval of the board. AEFC has recommended the Subadvisers for the Fund to the board based upon its assessment of the skills of the Subadvisers in managing other assets with goals and investment strategies substantially similar to those of the Fund. Short-term investment performance is not the only factor in selecting or terminating a Subadviser, and AEFC does not expect to make frequent changes of Subadvisers.

AEFC allocates the assets of the Fund among the Subadvisers. Each Subadviser has discretion, subject to oversight by the board and AEFC, to purchase and sell portfolio assets, consistent with the Fund's investment objectives, policies, and restrictions. Generally, the services that the Subadviser provides to the Fund are limited to asset management and related recordkeeping services.

AEFC has entered into an advisory agreement with each Subadviser known as a Subadvisory Agreement. A Subadviser may also serve as a discretionary or non-discretionary investment adviser to management or advisory accounts that are unrelated in any manner to AEFC or its affiliates.

American Century Investment Management, Inc.: American Century Investment Management, Inc., (American Century) located at 4500 Main Street, Kansas City, Missouri, subadvises a portion of the Fund's assets. American Century, subject to the supervision and approval of AEFC, provides investment advisory assistance and day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information under a Subadvisory Agreement with AEFC. Under the Subadvisory Agreement, the fee, based on average daily net assets that are subject to the Subadviser's investment discretion, is equal to 0.65% on the first $100 million, reducing to 0.50% as assets increase. The total amount paid was $542,561 for fiscal year 2004, $394,806 for fiscal year 2003, and $224,250 for fiscal year 2002.

Columbia Wanger Asset Management, L.P.: Columbia Wanger Asset Management, L.P. (Columbia WAM), located at 227 West Monroe, Suite 3000, Chicago, Illinois, subadvises a portion of the Fund's assets. Columbia WAM, subject to the supervision and approval of AEFC, provides investment advisory assistance and day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with AEFC. Columbia WAM is an indirect wholly-owned subsidiary of Columbia Management Group, Inc., which in turn is a wholly owned subsidiary of Bank of America Corporation. Under the Subadvisory Agreement, the fee, based on average daily net assets that are subject to the Subadviser's investment discretion, is equal to 0.70% on the first $100 million, reducing to 0.50% as assets increase. The total amount paid was $709,378 for fiscal year 2004, $422,056 for fiscal year 2003, and $251,311 for fiscal year 2002.

Partners International Core

The assets of the Fund are managed by two Subadvisers that have been selected by AEFC, subject to the review and approval of the board. AEFC has recommended the Subadvisers for the Fund to the board based upon its assessment of the skills of the Subadvisers in managing other assets with goals and investment strategies substantially similar to those of the Fund. Short-term investment performance is not the only factor in selecting or terminating Subadvisers, and AEFC does not expect to make frequent changes of Subadvisers.

AEFC allocates the assets of the Fund among the Subadvisers. Each Subadviser has discretion, subject to oversight by the board and AEFC, to purchase and sell portfolio assets, consistent with the Fund's investment objectives, policies, and restrictions. Generally, the services that the Subadvisers provide to the Fund are limited to asset management and related recordkeeping services.

AEFC has entered into an advisory agreement with each Subadviser known as a Subadvisory Agreement. Subadvisers may also serve as a discretionary or non-discretionary investment adviser to management or advisory accounts that are unrelated in any manner to AEFC or its affiliates.

The Boston Company Asset Management, LLC: The Boston Company Asset Management, LLC (Boston Company), located at One Boston Place, Boston, Massachusetts, subadvises a portion of the Fund's assets. Boston Company, subject to the supervision and approval of AEFC, provides investment advisory assistance and day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information under a Subadvisory Agreement with AEFC. Boston Company is a subsidiary of Mellon Financial Corporation, a global financial services company with headquarters in Pittsburgh, Pennsylvania, and an affiliate of The Dreyfus Corporation, whose headquarters are in New York, New York. Under the Subadvisory Agreement, the fee, based on average daily net assets that are subject to the Subadviser's investment discretion, is equal to 0.50% on the first $150 million, reducing to 0.35% as assets increase. The total amount paid was $288,191 for fiscal year 2004, $118,846 for fiscal year 2003, and $5,039 for fiscal period 2002.

--------------------------------------------------------------------------------
40   --   AXP PARTNERS INTERNATIONAL SERIES, INC.

Marsico Capital Management, LLC: Marsico Capital Management, LLC (Marsico), located at 1200 17th Street, Suite 1600, Denver, Colorado, subadvises a portion of the Fund's assets. Marsico, subject to the supervision and approval of AEFC, provides day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with AEFC. Marsico is an indirect wholly-owned subsidiary of Bank of America Corporation, headquartered in Charlotte, North Carolina. Under the Subadvisory Agreement, the fee is equal to .55% on the first $100 million reducing to .45% as assets increase. Marsico began managing assets on Oct. 1, 2004. The total amount paid was $30,840 for fiscal year 2004.


Former Subadviser: Putnam Investment Management, LLC, subadvised a portion of the Fund's assets from fund inception to October 2004. The total amount paid for Partners International Core to Putnam Investment Management, LLC, was $308,350 for fiscal period 2004 (from Oct. 31, 2003 to Sept. 30, 2004), $142,969 for fiscal year 2003, and $6,823 for fiscal period from Oct. 3, 2002 (when shares became publicly available) to Oct. 31, 2002.


Partners International Select Value

The assets of the Fund are managed by a Subadviser that has been selected by AEFC, subject to the review and approval of the board. AEFC has recommended the Subadviser to the board based upon its assessment of the skills of the Subadviser in managing other assets with goals and investment strategies substantially similar to those of the Fund. Short-term investment performance is not the only factor in selecting or terminating a Subadviser, and AEFC does not expect to make frequent changes of Subadviser.

The Subadviser has discretion, subject to oversight by the board and AEFC, to purchase and sell portfolio assets, consistent with the Fund's investment objectives, policies, and restrictions. Generally, the services that the Subadviser provides to the Fund are limited to asset management and related recordkeeping services.

AEFC has entered into an advisory agreement with the Subadviser known as a Subadvisory Agreement. A Subadviser may also serve as a discretionary or non-discretionary investment adviser to management or advisory accounts that are unrelated in any manner to AEFC or its affiliates.

Alliance Capital Management L.P.: Alliance Capital Management L.P., located at 1345 Avenue of the Americas, New York, New York, subadvises the Fund's assets. The Subadviser, subject to the supervision and approval of AEFC, provides investment advisory assistance and day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with AEFC. Under the Subadvisory Agreement, the fee, based on average daily net assets that are subject to the Subadviser's investment discretion, is equal to 0.65% on the first $75 million, reducing to 0.30% as assets increase. The total amount paid was $2,869,277 for fiscal year 2004, $1,604,035 for fiscal year 2003, and $749,095 for fiscal year 2002.

Partners International Small Cap

The assets of the Fund are managed by two Subadvisers that have been selected by AEFC, subject to the review and approval of the board. AEFC has recommended the Subadvisers for the Fund to the board based upon its assessment of the skills of the Subadvisers in managing other assets with goals and investment strategies substantially similar to those of the Fund. Short-term investment performance is not the only factor in selecting or terminating Subadvisers, and AEFC does not expect to make frequent changes of Subadvisers.

AEFC allocates the assets of the Fund among the Subadvisers. Each Subadviser has discretion, subject to oversight by the board and AEFC, to purchase and sell portfolio assets, consistent with the Fund's investment objectives, policies, and restrictions. Generally, the services that the Subadvisers provide to the Fund are limited to asset management and related recordkeeping services.

AEFC has entered into an advisory agreement with each Subadviser known as a Subadvisory Agreement. Subadvisers may also serve as a discretionary or non-discretionary investment adviser to management or advisory accounts that are unrelated in any manner to AEFC or its affiliates.

Templeton Investment Counsel, LLC: Templeton Investment Counsel, LLC (Franklin Templeton), located at 500 East Broward Blvd., Suite 2100, Fort Lauderdale, Florida 33394, subadvises a portion of the Fund's assets. Franklin Templeton, subject to the supervision and approval of AEFC, provides investment advisory assistance and day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information under a Subadvisory Agreement with AEFC. Under the Subadvisory Agreement, the fee, based on average daily net assets that are subject to the Subadviser's investment discretion, is equal to 0.70% on the first $50 million, reducing to 0.50% as assets increase. The total amount paid was $200,710 for fiscal year 2004, $56,399 for fiscal year 2003, and $3,435 for fiscal period 2002.

--------------------------------------------------------------------------------
41   --   AXP PARTNERS INTERNATIONAL SERIES, INC.

Wellington Management Company, LLP: Wellington Management Company, LLP (Wellington Management), located at 75 State Street, Boston, Massachusetts 02109, subadvises a portion of the Fund's assets. Wellington Management, subject to the supervision and approval of AEFC, provides investment advisory assistance and day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with AEFC. Beginning in June 2004, a portion of the Fund's portfolio managed by Wellington Management is managed by Wellington Management International Ltd, located at Stratton House, 1 Stratton Street, London, England. All other contractual duties and responsibilities, such as portfolio trading, account administration and client liaison services, will continue to be carried out by Wellington Management. Under the Subadvisory Agreement, the fee, based on average daily net assets that are subject to the Subadviser's investment discretion, is equal to 0.75% on the first $100 million, 0.65% on the next $150 million and reducing to 0.60% on assets over $250 million. The total amount paid was $215,256 for fiscal year 2004, $62,802 for fiscal year 2003, and $3,545 for fiscal period 2002.

ADMINISTRATIVE SERVICES AGREEMENT

Each Fund has an Administrative Services Agreement with AEFC. Under this agreement, each of the Funds pays AEFC for providing administration and accounting services. The fee is calculated as follows:

                                                                             Annual rate at each asset level
                                                             Partners          Partners         Partners          Partners
                                                           International     International    International     International
Assets (billions)                                        Aggressive Growth       Core         Select Value        Small Cap
First $0.25                                                    0.080%            0.080%           0.080%            0.080%
Next   0.25                                                    0.075             0.075            0.075             0.075
Next   0.25                                                    0.070             0.070            0.070             0.070
Next   0.25                                                    0.065             0.065            0.065             0.065
Next   1.00                                                    0.060             0.060            0.060             0.060
Over   2.00                                                    0.055             0.055            0.055             0.055

On the last day of the most recent fiscal year, the daily rate applied to each of the Fund's net assets was equal to the following percent on an annual basis. The fee is calculated for each calendar day on the basis of net assets as of the close of the preceding business day.

Fund                                                                                                              Daily rate
Partners International Aggressive Growth                                                                             0.080%
Partners International Core                                                                                          0.080
Partners International Select Value                                                                                  0.074
Partners International Small Cap                                                                                     0.080

The following fees were paid under the agreement for the two most recent fiscal years.

Fund                                                                                       2004                 2003
Partners International Aggressive Growth                                                 $149,750             $ 94,603
Partners International Core                                                                88,536               38,014
Partners International Select Value                                                       549,050              284,251
Partners International Small Cap                                                           46,103               13,092

TRANSFER AGENCY AGREEMENT

The Fund has a Transfer Agency Agreement with American Express Client Service Corporation (AECSC) located at 70100 AXP Financial Center, Minneapolis, MN 55474. This agreement governs AECSC's responsibility for administering and/or performing transfer agent functions, for acting as service agent in connection with dividend and distribution functions and for performing shareholder account administration agent functions in connection with the issuance, exchange and redemption or repurchase of the Fund's shares. Under the agreement, AECSC will earn a fee from the Fund determined by multiplying the number of shareholder accounts at the end of the day by a rate determined for each class per year and dividing by the number of days in the year. The rate for Class A is $19.50 per year, for Class B is $20.50 per year, for Class C is $20.00 per year, for Class I is $1.00 per year and for Class Y is $17.50 per year. In addition, an annual closed-account fee of $5.00 per inactive account may be charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system, generally within one year. The fees paid to AECSC may be changed by the board without shareholder approval.

--------------------------------------------------------------------------------
42   --   AXP PARTNERS INTERNATIONAL SERIES, INC.

DISTRIBUTION AGREEMENT

American Express Financial Advisors Inc., located at 200 AXP Financial Center, Minneapolis, MN 55474, is the Fund's principal underwriter (the Distributor). The Fund's shares are offered on a continuous basis. Under a Distribution Agreement, sales charges deducted for distributing Fund shares are paid to the Distributor daily. These charges and the amount retained after paying commissions to personal financial advisors, and other expenses were as follows:

                                                                            2004                               2003
                                                                    Sales         Amount               Sales         Amount
                                                                   charges      retained by           charges      retained by
Fund                                                              collected   the Distributor        collected   the Distributor
Partners International Aggressive Growth                        $  796,060     $  360,944          $  528,748       $194,832
Partners International Core                                        456,321        175,987             329,351         82,777
Partners International Select Value                              3,105,887      1,220,539           1,896,607        527,546
Partners International Small Cap                                   324,756        115,235              86,270         18,806

Part of the sales charge may be paid to selling dealers who have agreements with the Distributor. The Distributor will retain the balance of the sales charge. At times the entire sales charge may be paid to selling dealers.

SHAREHOLDER SERVICE AGREEMENT

With respect to Class Y shares, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of average daily net assets.

PLAN AND AGREEMENT OF DISTRIBUTION

For Class A, Class B and Class C shares, to help defray the cost of distribution and servicing not covered by the sales charges received under the Distribution Agreement, the Fund and the Distributor entered into a Plan and Agreement of Distribution (Plan) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, of the type known as a reimbursement plan, the Fund pays a fee up to actual expenses incurred at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares. Each class has exclusive voting rights on the Plan as it applies to that class. In addition, because Class B shares convert to Class A shares, Class B shareholders have the right to vote on any material increase to expenses charged under the Class A plan.

Expenses covered under this Plan include sales commissions; business, employee and financial advisor expenses charged to distribution of Class A, Class B and Class C shares; and overhead appropriately allocated to the sale of Class A, Class B and Class C shares. These expenses also include costs of providing personal service to shareholders. A substantial portion of the costs are not specifically identified to any one of the American Express mutual funds.

The Plan must be approved annually by the board, including a majority of the disinterested board members, if it is to continue for more than a year. At least quarterly, the board must review written reports concerning the amounts expended under the Plan and the purposes for which such expenditures were made. The Plan and any agreement related to it may be terminated at any time by vote of a majority of board members who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan, or by vote of a majority of the outstanding voting securities of the relevant class of shares or by the Distributor. The Plan (or any agreement related to it) will terminate in the event of its assignment, as that term is defined in the 1940 Act. The Plan may not be amended to increase the amount to be spent for distribution without shareholder approval, and all material amendments to the Plan must be approved by a majority of the board members, including a majority of the board members who are not interested persons of the Fund and who do not have a financial interest in the operation of the Plan or any agreement related to it. The selection and nomination of disinterested board members is the responsibility of the other disinterested board members. No board member who is not an interested person has any direct or indirect financial interest in the operation of the Plan or any related agreement.

For the most recent fiscal year, the Fund paid the following fees:

                                                                                      Class of shares
Funds                                                                 Class A             Class B              Class C
Partners International Aggressive Growth                           $  332,586          $  423,534             $ 25,270
Partners International Core                                           205,952             192,318               13,300
Partners International Select Value                                 1,251,975           1,947,966              101,585
Partners International Small Cap                                      105,681              95,201                4,458

The fee is not allocated to any one service (such as advertising, payments to underwriters, or other uses). However, a significant portion of the fee is generally used for sales and promotional expenses.

--------------------------------------------------------------------------------
43   --   AXP PARTNERS INTERNATIONAL SERIES, INC.

CUSTODIAN AGREEMENT

The Fund's securities and cash are held by American Express Trust Company, 200 AXP Financial Center, Minneapolis, MN 55474, through a custodian agreement. The custodian is permitted to deposit some or all of its securities in central depository systems as allowed by federal law. For its services, the Fund pays the custodian a maintenance charge and a charge per transaction in addition to reimbursing the custodian's out-of-pocket expenses.

The custodian may enter into a sub-custodian agreement with the Bank of New York, 90 Washington Street, New York, NY 10286. As part of this arrangement, securities purchased outside the United States are maintained in the custody of various foreign branches of Bank of New York or in other financial institutions as permitted by law and by the Fund's sub-custodian agreement.

Organizational Information

The Fund is an open-end management investment company. The Fund headquarters are at 901 S. Marquette Ave., Suite 2810, Minneapolis, MN 55402-3268.

SHARES

The shares of the Fund represent an interest in that fund's assets only (and profits or losses), and, in the event of liquidation, each share of the Fund would have the same rights to dividends and assets as every other share of that Fund.

VOTING RIGHTS

As a shareholder in the Fund, you have voting rights over the Fund's management and fundamental policies. You are entitled to vote based on your total dollar interest in the Fund. Each class, if applicable, has exclusive voting rights with respect to matters for which separate class voting is appropriate under applicable law. All shares have cumulative voting rights with respect to the election of board members. This means that you have as many votes as the dollar amount you own, including the fractional amount, multiplied by the number of members to be elected.

DIVIDEND RIGHTS

Dividends paid by the Fund, if any, with respect to each class of shares, if applicable, will be calculated in the same manner, at the same time, on the same day, and will be in the same amount, except for differences resulting from differences in fee structures.

--------------------------------------------------------------------------------
44   --   AXP PARTNERS INTERNATIONAL SERIES, INC.

FUND HISTORY TABLE FOR ALL PUBLICLY OFFERED AMERICAN EXPRESS FUNDS

                                                           Date of                Form of        State of       Fiscal
Fund                                                    organization           organization    organization    year end  Diversified
AXP(R) California Tax-Exempt Trust                               4/7/86      Business Trust(2)        MA         6/30
   AXP(R) California Tax-Exempt Fund                                                                                          No
AXP(R) Dimensions Series, Inc.                         2/20/68, 6/13/86(1)      Corporation        NV/MN         7/31
   AXP(R) New Dimensions Fund                                                                                                Yes
AXP(R) Discovery Series, Inc.                          4/29/81, 6/13/86(1)      Corporation        NV/MN         7/31
   AXP(R) Core Bond Fund                                                                                                     Yes
   AXP(R) Discovery Fund                                                                                                     Yes
   AXP(R) Income Opportunities Fund                                                                                          Yes
   AXP(R) Inflation Protected Securities Fund                                                                                 No
   AXP(R) Limited Duration Bond Fund                                                                                         Yes
AXP(R) Equity Series, Inc.                             3/18/57, 6/13/86(1)      Corporation        NV/MN        11/30
   AXP(R) Equity Select Fund                                                                                                 Yes
AXP(R) Fixed Income Series, Inc.                       6/27/74, 6/31/86(1)      Corporation        NV/MN         8/31
   AXP(R) Diversified Bond Fund(3)                                                                                           Yes
AXP(R) Global Series, Inc.                                     10/28/88         Corporation           MN        10/31
   AXP(R) Global Bond Fund                                                                                                    No
   AXP(R) Global Technology Fund                                                                                              No
   AXP(R) Threadneedle Emerging Markets Fund(6)                                                                              Yes
   AXP(R) Threadneedle Global Balanced Fund(6)                                                                               Yes
   AXP(R) Threadneedle Global Equity Fund(4),(6)                                                                             Yes
AXP(R) Government Income Series, Inc.                           3/12/85         Corporation           MN         5/31
   AXP(R) Short Duration U.S. Government Fund(3)                                                                             Yes
   AXP(R) U.S. Government Mortgage Fund                                                                                      Yes
AXP(R) Growth Series, Inc.                             5/21/70, 6/13/86(1)      Corporation        NV/MN         7/31
   AXP(R) Growth Fund                                                                                                        Yes
   AXP(R) Large Cap Equity Fund                                                                                              Yes
   AXP(R) Large Cap Value Fund                                                                                               Yes
   AXP(R) Quantitative Large Cap Equity Fund                                                                                 Yes
AXP(R) High Yield Income Series, Inc.                           8/17/83         Corporation           MN         5/31
   AXP(R) High Yield Bond Fund(3)                                                                                            Yes
AXP(R) High Yield Tax-Exempt Series, Inc.             12/21/78, 6/13/86(1)      Corporation        NV/MN        11/30
   AXP(R) High Yield Tax-Exempt Fund                                                                                         Yes
AXP(R) Income Series, Inc.                             2/10/45, 6/13/86(1)      Corporation        NV/MN         5/31
   AXP(R) Selective Fund                                                                                                     Yes
AXP(R) International Series, Inc.                               7/18/84         Corporation           MN        10/31
   AXP(R) Threadneedle European Equity Fund(6)                                                                                No
   AXP(R) Threadneedle International Fund(6)                                                                                 Yes
AXP(R) Investment Series, Inc.                         1/18/40, 6/13/86(1)      Corporation        NV/MN         9/30
   AXP(R) Diversified Equity Income Fund                                                                                     Yes
   AXP(R) Mid Cap Value Fund                                                                                                 Yes
   AXP(R) Mutual                                                                                                             Yes

--------------------------------------------------------------------------------
45   --   AXP PARTNERS INTERNATIONAL SERIES, INC.

FUND HISTORY TABLE FOR ALL PUBLICLY OFFERED AMERICAN EXPRESS FUNDS (continued)

                                                            Date of               Form of        State of     Fiscal
Fund                                                     organization          organization    organization  year end  Diversified
AXP(R) Managed Series, Inc.                                      10/9/84        Corporation           MN       9/30
   AXP(R) Managed Allocation Fund                                                                                         Yes
AXP(R) Market Advantage Series, Inc.                             8/25/89        Corporation           MN       1/31
   AXP(R) Portfolio Builder Conservative Fund                                                                              No
   AXP(R) Portfolio Builder Moderate Conservative Fund                                                                     No
   AXP(R) Portfolio Builder Moderate Fund                                                                                  No
   AXP(R) Portfolio Builder Moderate Aggressive Fund                                                                       No
   AXP(R) Portfolio Builder Aggressive Fund                                                                                No
   AXP(R) Portfolio Builder Total Equity Fund                                                                              No
   AXP(R) S&P 500 Index Fund                                                                                               No
   AXP(R) Small Company Index Fund                                                                                        Yes
AXP(R) Money Market Series, Inc.                        8/22/75, 6/13/86(1)     Corporation        NV/MN       7/31
   AXP(R) Cash Management Fund                                                                                            Yes
AXP(R) Partners Series, Inc.                                     3/20/01        Corporation           MN       5/31
   AXP(R) Partners Aggressive Growth Fund                                                                                 Yes
   AXP(R) Partners Fundamental Value Fund                                                                                 Yes
   AXP(R) Partners Growth Fund                                                                                            Yes
   AXP(R) Partners Select Value Fund                                                                                      Yes
   AXP(R) Partners Small Cap Core Fund                                                                                    Yes
   AXP(R) Partners Small Cap Value Fund                                                                                    No
   AXP(R) Partners Value Fund                                                                                             Yes
AXP(R) Partners International Series, Inc.                        5/9/01        Corporation           MN      10/31
   AXP(R) Partners International Aggressive Growth Fund                                                                   Yes
   AXP(R) Partners International Core Fund                                                                                Yes
   AXP(R) Partners International Select Value Fund                                                                        Yes
   AXP(R) Partners International Small Cap Fund                                                                           Yes
AXP(R) Sector Series, Inc.                                       3/25/88        Corporation           MN       6/30
   AXP(R) Dividend Opportunity Fund(5)                                                                                    Yes
   AXP(R) Real Estate Fund                                                                                                 No
AXP(R) Selected Series, Inc.                                     10/5/84        Corporation           MN       3/31
   AXP(R) Precious Metals Fund                                                                                             No
AXP(R) Special Tax-Exempt Series Trust                            4/7/86     Business Trust(2)        MA       6/30
   AXP(R) Insured Tax-Exempt Fund                                                                                         Yes
   AXP(R) Massachusetts Tax-Exempt Fund                                                                                    No
   AXP(R) Michigan Tax-Exempt Fund                                                                                         No
   AXP(R) Minnesota Tax-Exempt Fund                                                                                        No
   AXP(R) New York Tax-Exempt Fund                                                                                         No
   AXP(R) Ohio Tax-Exempt Fund                                                                                             No
AXP(R) Stock Series, Inc.                               2/10/45, 6/13/86(1)     Corporation        NV/MN       9/30
   AXP(R) Stock Fund                                                                                                      Yes

--------------------------------------------------------------------------------
46   --   AXP PARTNERS INTERNATIONAL SERIES, INC.

FUND HISTORY TABLE FOR ALL PUBLICLY OFFERED AMERICAN EXPRESS FUNDS (continued)

                                                               Date of            Form of        State of       Fiscal
Fund                                                        organization       organization    organization    year end  Diversified
AXP(R) Strategy Series, Inc.                                        1/24/84     Corporation           MN         3/31
   AXP(R) Equity Value Fund                                                                                                 Yes
   AXP(R) Partners Small Cap Growth Fund                                                                                    Yes
   AXP(R) Small Cap Advantage Fund                                                                                          Yes
   AXP(R) Strategy Aggressive Fund                                                                                          Yes
AXP(R) Tax-Exempt Series, Inc.                             9/30/76, 6/13/86(1)  Corporation        NV/MN        11/30
   AXP(R) Intermediate Tax-Exempt Fund                                                                                      Yes
   AXP(R) Tax-Exempt Bond Fund                                                                                              Yes
AXP(R) Tax-Free Money Series, Inc.                         2/29/80, 6/13/86(1)  Corporation        NV/MN        12/31
   AXP(R) Tax-Free Money Fund                                                                                               Yes

(1)  Date merged into a Minnesota corporation incorporated on April 7, 1986.

(2) Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the trust itself is unable to meet its obligations.

(3) Effective June 27, 2003, AXP(R) Bond Fund changed its name to AXP(R) Diversified Bond Fund, AXP(R) Federal Income Fund changed its name to AXP(R) Short Duration U.S. Government Fund and AXP(R) Extra Income Fund changed its name to AXP(R) High Yield Bond Fund.

(4) Effective Oct. 20, 2003, AXP(R) Global Growth Fund changed its name to AXP(R) Global Equity Fund.

(5) Effective Feb. 18, 2004, AXP(R) Utilities Fund changed its name to AXP(R) Dividend Opportunity Fund.

(6) Effective July 9, 2004, AXP(R) Emerging Markets Fund changed its name to AXP(R) Threadneedle Emerging Markets Fund, AXP(R) European Equity Fund changed its name to AXP(R) Threadneedle European Equity Fund, AXP(R) Global Balanced Fund changed its name to AXP(R) Threadneedle Global Balanced Fund, AXP(R) Global Equity Fund changed its name to AXP(R) Threadneedle Global Equity Fund, and AXP(R) International Fund changed its name to AXP(R) Threadneedle International Fund.

--------------------------------------------------------------------------------
47   --   AXP PARTNERS INTERNATIONAL SERIES, INC.

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 14 Master Trust portfolios and 89 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name, address, age              Position held with    Principal occupation      Other directorships       Committee
                                Fund and length of    during past five years                              memberships
                                service
------------------------------- --------------------- ------------------------- ------------------------- -------------------
Arne H. Carlson                 Board member  since   Chair, Board Services                               Joint Audit,
901 S. Marquette Ave.           1999                  Corporation (provides                               Contracts,
Minneapolis, MN 55402                                 administrative services                             Executive,
Age 70                                                to boards). Former                                  Investment
                                                      Governor  of Minnesota                              Review,  Board
                                                                                                          Effectiveness
------------------------------- --------------------- ------------------------- ------------------------- -------------------
Philip J. Carroll, Jr.          Board member  since   Retired Chairman and      Scottish Power PLC,       Joint Audit,
901 S. Marquette Ave.           2002                  CEO, Fluor Corporation    Vulcan Materials          Executive,
Minneapolis, MN 55402                                 (engineering and          Company, Inc.             Investment Review
Age 67                                                construction) since 1998  (construction
                                                                                materials/chemicals)
------------------------------- --------------------- ------------------------- ------------------------- -------------------
Livio D. DeSimone               Board member  since   Retired Chair of the      Cargill, Incorporated     Joint Audit,
30 Seventh Street East          2001                  Board and Chief           (commodity merchants      Contracts,
Suite 3050                                            Executive Officer,        and processors),          Executive
St. Paul, MN 55101-4901                               Minnesota Mining and      General Mills, Inc.
Age 70                                                Manufacturing (3M)        (consumer foods),
                                                                                Vulcan Materials
                                                                                Company (construction
                                                                                materials/chemicals),
                                                                                Milliken & Company
                                                                                (textiles and
                                                                                chemicals), and
                                                                                Nexia Biotechnologies,
                                                                                Inc.
------------------------------- --------------------- ------------------------- ------------------------- -------------------
Patricia M. Flynn               Board member  since   Trustee Professor of      BostonFed Bancorp, Inc.   Investment
901 S. Marquette Ave.           2004                  Economics and             (holding company) and     Review,  Contracts
Minneapolis, MN 55402                                 Management, Bentley       its subsidiary Boston
Age 53                                                College since 2002;       Federal Savings Bank
                                                      former Dean, McCallum
                                                      Graduate School of
                                                      Business, Bentley
                                                      College from  1999 to
                                                      2002
------------------------------- --------------------- ------------------------- ------------------------- -------------------
Anne P. Jones                   Board member  since   Attorney and Consultant                             Joint Audit,
901 S. Marquette Ave.           1985                                                                      Board
Minneapolis, MN 55402                                                                                     Effectiveness,
Age 69                                                                                                    Executive
------------------------------- --------------------- ------------------------- ------------------------- -------------------
Stephen R. Lewis, Jr.*          Board member  since   Retired President and     Valmont Industries,       Contracts,
901 S. Marquette Ave.           2002                  Professor of Economics,   Inc. (manufactures        Investment
Minneapolis, MN 55402                                 Carleton College          irrigation systems)       Review,
Age 65                                                                                                    Executive, Board
                                                                                                          Effectiveness
------------------------------- --------------------- ------------------------- ------------------------- -------------------
Catherine James Paglia          Board member  since   Director, Enterprise      Strategic Distribution,   Investment
901 S. Marquette Ave.           2004                  Asset  Management, Inc.   Inc. (transportation,     Review,  Joint
Minneapolis, MN 55402                                 (private real estate      distribution and          Audit
Age 52                                                and asset management      logistics consultants)
                                                      company) since 1999
------------------------------- --------------------- ------------------------- ------------------------- -------------------
Alan K. Simpson                 Board member  since   Former three-term                                   Investment
1201 Sunshine Ave.              1997                  United States Senator                               Review,  Board
Cody, WY 82414                                        for Wyoming                                         Effectiveness
Age 73
------------------------------- --------------------- ------------------------- ------------------------- -------------------
Alison Taunton-Rigby            Board member since    Founder and Chief         Hybridon, Inc.            Investment
901 S. Marquette Ave.           2002                  Executive Officer,        (biotechnology)           Review,  Contracts
Minneapolis, MN 55402                                 RiboNovix, Inc. since
Age 60                                                2004;  President,
                                                      Forester Biotech since
                                                      2000; prior to that,
                                                      President and CEO,
                                                      Aquila
                                                      Biopharmaceuticals, Inc.
------------------------------- --------------------- ------------------------- ------------------------- -------------------

* Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of Bank of America Corporation, parent company of Columbia Wanger Asset Management, L.P., one of the fund's subadvisers.

--------------------------------------------------------------------------------
48   --   AXP PARTNERS INTERNATIONAL SERIES, INC.

Board Member Affiliated with AEFC**

Name, address, age              Position held with   Principal occupation       Other directorships       Committee
                                Fund and length of   during past five years                               memberships
                                service
------------------------------- -------------------- -------------------------- ------------------------- --------------------
William F. Truscott             Board member         Senior Vice President -
53600 AXP Financial Center      since 2001,  Vice    Chief Investment Officer
Minneapolis, MN 55474           President  since     of AEFC since 2001.
Age 44                          2002                 Former Chief Investment
                                                     Officer and Managing
                                                     Director, Zurich Scudder
                                                     Investments
------------------------------- -------------------- -------------------------- ------------------------- --------------------

** Interested person by reason of being an officer, director and/or employee of AEFC.

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name, address, age              Position held with   Principal occupation       Other directorships       Committee
                                Fund and length of   during past five years                               memberships
                                service
------------------------------- -------------------- -------------------------- ------------------------- --------------------
Jeffrey P. Fox                  Treasurer since      Vice President -
105 AXP Financial Center        2002                 Investment Accounting,
Minneapolis, MN 55474                                AEFC, since 2002; Vice
Age 49                                               President - Finance,
                                                     American Express
                                                     Company, 2000-2002; Vice
                                                     President - Corporate
                                                     Controller, AEFC,
                                                     1996-2000
------------------------------- -------------------- -------------------------- ------------------------- --------------------
Paula R. Meyer                  President since      Senior Vice President
596 AXP Financial Center        2002                 and General Manager -
Minneapolis, MN 55474                                Mutual Funds, AEFC,
Age 50                                               since 2002; Vice
                                                     President and Managing
                                                     Director - American
                                                     Express Funds, AEFC,
                                                     2000-2002; Vice
                                                     President, AEFC,
                                                     1998-2000
------------------------------- -------------------- -------------------------- ------------------------- --------------------
Leslie L. Ogg                   Vice President,      President of Board
901 S. Marquette Ave.           General Counsel,     Services Corporation
Minneapolis, MN 55402           and Secretary
Age 66                          since 1978
------------------------------- -------------------- -------------------------- ------------------------- --------------------

Responsibilities of board with respect to Fund's management

The board initially approves an Investment Management Services Agreement and other contracts with American Express Financial Corporation (AEFC), its subsidiaries, and other service providers. Once the contracts are approved, the board monitors the level and quality of services including commitments of service providers to achieve expected levels of investment performance and shareholder services. In addition, the board oversees that processes are in place to assure compliance with applicable rules, regulations and investment policies and addresses possible conflicts of interest. Annually, the board evaluates the services received under the contracts by receiving reports covering investment performance, shareholder services, marketing, and AEFC's profitability in order to determine whether to continue existing contracts or negotiate new contracts.

Several committees facilitate its work


Executive Committee -- Acts for the board between meetings of the board. The committee held one meeting during the last fiscal year.

Joint Audit Committee -- Meets with the independent public accountant, internal auditors and corporate officers to review financial statements, reports, and compliance matters. Reports significant issues to the board and makes recommendations to the independent directors regarding the selection of the independent public accountant. The committee held five meetings during the last fiscal year.

Investment Review Committee -- Considers investment management policies and strategies; investment performance; risk management techniques; and securities trading practices and reports areas of concern to the board. The committee held four meetings during the last fiscal year.

Board Effectiveness Committee -- Recommends to the board the size, structure and composition for the board; the compensation to be paid to members of the board; and a process for evaluating the board's performance. The committee also reviews candidates for board membership including candidates recommended by shareholders. To be considered, recommendations must include a curriculum vita and be mailed to the Chairman of the Board, American Express Funds, 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402-3268. The committee held four meetings during the last fiscal year.


--------------------------------------------------------------------------------
49   --   AXP PARTNERS INTERNATIONAL SERIES, INC.

Contracts Committee -- Receives and analyzes reports covering the level and quality of services provided under contracts with the Fund and advises the board regarding actions taken on these contracts during the annual review process. The committee held seven meetings during the last fiscal year.


BOARD MEMBERS' HOLDINGS

The following table shows the Fund Board Members' ownership of American Express Funds.

Dollar range of equity securities beneficially owned on Dec. 31, 2003

Based on net asset values as of Dec. 31, 2003


                                                                                                             Aggregate
                                                                                                          dollar range of
                                                Dollar range of equity securities in                 equity securities of all
                                   Partners            Partners          Partners        Partners        American Express
                                 International       International     International   International      Funds overseen
                               Aggressive Growth         Core          Select Value      Small Cap        by Board Member
                                     Range               Range             Range           Range               Range
Arne H. Carlson                      none                none              none            none            over $100,000
Philip J. Carroll, Jr.*              none                none              none            none                none
Livio D. DeSimone*                   none                none              none            none            over $100,000
Patricia M. Flynn                    none                none              none            none                none
Anne P. Jones                        none                none              none            none            over $100,000
Stephen R. Lewis, Jr.*               none                none              none            none             $1-$10,000
Catherine James Paglia               none                none              none            none                none
Alan K. Simpson                      none                none              none            none          $50,001-$100,000
Alison Taunton-Rigby                 none                none              none            none                none
William F. Truscott                  none                none              none            none            over $100,000


 * Three independent directors have deferred compensation and invested in share equivalents.

   As of Dec. 31, 2003, each owned:

   Philip J. Carroll, Jr.   AXP Global Technology Fund           $10,001-$50,000

   Livio D. DeSimone        AXP High Yield Bond Fund                  $1-$10,000
                            AXP Partners Small Cap Value Fund         $1-$10,000
                            AXP Small Cap Advantage Fund              $1-$10,000

   Stephen R. Lewis, Jr.    AXP Equity Select Fund                    $1-$10,000
                            AXP Diversified Equity Income Fund        $1-$10,000


As of 30 days prior to the date of this SAI, each Fund's board members and officers as a group owned less than 1% of the outstanding shares of any class.


--------------------------------------------------------------------------------
50   --   AXP PARTNERS INTERNATIONAL SERIES, INC.

COMPENSATION FOR BOARD MEMBERS

During the most recent fiscal year, the independent members of the Partners International Aggressive Growth Fund board, for attending up to 30 meetings, received the following compensation:


Compensation Table
                                                                                                  Total cash compensation from
                                                                                                   American Express Funds and
Board member*                                             Aggregate                               Preferred Master Trust Group
                                                 compensation from the Fund                           paid to Board member
Philip J. Carroll, Jr.                                    $1,185**                                            $      0
Livio D. DeSimone                                          1,220***                                                  0
Patricia M. Flynn                                              0                                                     0
Anne P. Jones                                              1,320                                               155,542
Stephen R. Lewis, Jr.                                      1,470****                                           103,918
Catherine James Paglia                                         0                                                     0
Alan K. Simpson                                            1,167                                               141,392
Alison Taunton-Rigby                                       1,267                                               150,542


   * Arne H. Carlson, Chair of the Board, is compensated by Board Services Corporation.

  ** Includes the deferred compensation in the amount of $1,185 from the Fund.

 *** Includes the deferred compensation in the amount of $1,220 from the Fund.

**** Includes the deferred compensation in the amount of $571 from the Fund.

During the most recent fiscal year, the independent members of the Partners International Core Fund board, for attending up to 30 meetings, received the following compensation:


Compensation Table
                                                                                                  Total cash compensation from
                                                                                                   American Express Funds and
Board member*                                             Aggregate                               Preferred Master Trust Group
                                                 compensation from the Fund                           paid to Board member
Philip J. Carroll, Jr.                                    $1,069**                                            $      0
Livio D. DeSimone                                          1,104***                                                  0
Patricia M. Flynn                                              0                                                     0
Anne P. Jones                                              1,204                                               155,542
Stephen R. Lewis, Jr.                                      1,354****                                           103,918
Catherine James Paglia                                         0                                                     0
Alan K. Simpson                                            1,050                                               141,392
Alison Taunton-Rigby                                       1,150                                               150,542


   * Arne H. Carlson, Chair of the Board, is compensated by Board Services Corporation.

  ** Includes the deferred compensation in the amount of $1,069 from the Fund.

 *** Includes the deferred compensation in the amount of $1,104 from the Fund.

**** Includes the deferred compensation in the amount of $532 from the Fund.

--------------------------------------------------------------------------------
51   --   AXP PARTNERS INTERNATIONAL SERIES, INC.

During the most recent fiscal year, the independent members of the Partners International Select Value Fund board, for attending up to 30 meetings, received the following compensation:


Compensation Table
                                                                                                  Total cash compensation from
                                                                                                   American Express Funds and
Board member*                                             Aggregate                               Preferred Master Trust Group
                                                 compensation from the Fund                           paid to Board member
Philip J. Carroll, Jr.                                    $1,085**                                            $      0
Livio D. DeSimone                                          1,137***                                                  0
Patricia M. Flynn                                              0                                                     0
Anne P. Jones                                              1,237                                               155,542
Stephen R. Lewis, Jr.                                      1,387****                                           103,918
Catherine James Paglia                                         0                                                     0
Alan K. Simpson                                            1,083                                               141,392
Alison Taunton-Rigby                                       1,183                                               150,542


   * Arne H. Carlson, Chair of the Board, is compensated by Board Services Corporation.

  ** Includes the deferred compensation in the amount of $1,085 from the Fund.

 *** Includes the deferred compensation in the amount of $1,137 from the Fund.

**** Includes the deferred compensation in the amount of $552 from the Fund.

During the most recent fiscal year, the independent members of the Partners International Small Cap Fund board, for attending up to 30 meetings, received the following compensation:


Compensation Table
                                                                                                  Total cash compensation from
                                                                                                   American Express Funds and
Board member*                                             Aggregate                               Preferred Master Trust Group
                                                 compensation from the Fund                           paid to Board member
Philip J. Carroll, Jr.                                    $  910**                                            $      0
Livio D. DeSimone                                            887***                                                  0
Patricia M. Flynn                                              0                                                     0
Anne P. Jones                                                887                                               155,542
Stephen R. Lewis, Jr.                                      1,037****                                           103,918
Catherine James Paglia                                         0                                                     0
Alan K. Simpson                                              783                                               141,392
Alison Taunton-Rigby                                         833                                               150,542


   * Arne H. Carlson, Chair of the Board, is compensated by Board Services Corporation.

  ** Includes the deferred compensation in the amount of $910 from the Fund.

 *** Includes the deferred compensation in the amount of $887 from the Fund.

**** Includes the deferred compensation in the amount of $342 from the Fund.

--------------------------------------------------------------------------------
52   --   AXP PARTNERS INTERNATIONAL SERIES, INC.

Control Persons and Principal Holders of Securities

The following table identifies those investors who own 5% or more of any class of the Fund's shares as of 30 days prior to the date of this SAI.


Fund                     Name, city and state of investor                            Class A    Class B   Class C   Class I  Class Y
Partners International Aggressive Growth
                         Charles Schwab & Co., Inc. a brokerage firm                 33.80%       N/A       N/A       N/A    92.74%
                         Portfolio Builder Moderate Aggressive Fund                    N/A        N/A       N/A     32.22%     N/A
                         American Express Financial Corporation, Minneapolis, MN       N/A        N/A       N/A       N/A     7.26%

Partners International Core
                         Charles Schwab & Co., Inc. a brokerage firm                  9.13%       N/A       N/A       N/A    82.96%
                         Portfolio Builder Moderate Aggressive Fund                    N/A        N/A       N/A     32.28%     N/A
                         American Express Financial Corporation, Minneapolis, MN     28.46%       N/A       N/A       N/A      N/A

Partners International Select Value
                         Charles Schwab & Co., Inc. a brokerage firm                 17.28%       N/A       N/A       N/A    96.92%
                         Portfolio Builder Moderate Aggressive Fund                    N/A        N/A       N/A     32.47%     N/A

Partners International Small Cap
                         Charles Schwab & Co., Inc. a brokerage firm                 14.79%       N/A       N/A       N/A    81.83%
                         Portfolio Builder Moderate Aggressive Fund                    N/A        N/A       N/A     32.40%     N/A
                         American Express Financial Corporation, Minneapolis, MN     27.47%       N/A       N/A       N/A    18.17%

The Fund may serve as an underlying investment of the AXP Portfolio Builder Series Funds (the "Portfolio Builder Funds"), which are six affiliated fund-of-funds, managed by AEFC, that principally invest in shares of the Fund and other AXP Funds, including the Fund (together, the "underlying funds"). The Fund and the Portfolio Builder Funds share the same officers, directors, and investment advisor, AEFC. The Portfolio Builder Funds do not invest in the Fund for the purpose of exercising management or control; however, from time to time, investments by the Portfolio Builder Funds in the Fund may represent a significant portion of the Fund. Because the Portfolio Builder Funds may own a substantial portion of the shares of the Fund, procedures have been put into place to assure that public shareholders will determine the outcome of all actions taken at Fund shareholder meetings. In all proxy voting, the Portfolio Builder Funds will vote on each proposal in exactly the same portion that other shareholders vote on the proposal.

In addition, AEFC owns shares of the Fund as a result of initial capital investments at the inception of the Fund.

To the extent AEFC, as manager of the Portfolio Builder Funds, may be deemed a beneficial owner of the shares of the Fund held by the Portfolio Builder Fund, and such shares, together with any initial capital investment represent more than 25% of the Fund, AEFC may be deemed to control the Fund. As of 30 days prior to the date of the SAI, AEFC, Minneapolis, MN, through their initial capital investments, and AEFC as manager of the Portfolio Builder Funds, Minneapolis, MN, in aggregate, were the owners of record of 35.45% of the outstanding shares of the Partners International Core Fund.

As of 30 days prior to the date of the SAI, AEFC, Minneapolis, MN, through their initial capital investments, and AEFC as manager of the Portfolio Builder Funds, Minneapolis, MN, in aggregate, were the owners of record of 33.69% of the outstanding shares of the Partners International Small Cap Fund.

The following investors owned 25% or more of the Fund's shares (all share classes taken together) as of 30 days prior to the date of this SAI, and are therefore presumed to control the following Funds:

Partners International Aggressive Growth Fund: None.

Partners International Select Value Fund: None.


Independent Registered Public Accounting Firm

The financial statements contained in the Annual Report were audited by the independent registered public accounting firm, KPMG LLP, 4200 Wells Fargo Center, 90 S. Seventh St., Minneapolis, MN 55402-3900. The independent registered public accounting firm also provides other accounting and tax-related services as requested by the Fund.

--------------------------------------------------------------------------------
53   --   AXP PARTNERS INTERNATIONAL SERIES, INC.

Appendix

DESCRIPTION OF RATINGS

Standard & Poor's Long-Term Debt Ratings

A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of such information or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:

o Likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

o  Nature of and provisions of the obligation.

o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Investment Grade

Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

Speculative Grade

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category also is used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

Debt rated CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

Debt rated C typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

The rating CI is reserved for income bonds on which no interest is being paid.

--------------------------------------------------------------------------------
54   --   AXP PARTNERS INTERNATIONAL SERIES, INC.

Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Moody's Long-Term Debt Ratings

Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than in Aaa securities.

A -- Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa -- Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Ba -- Bonds that are rated Ba are judged to have speculative elements -- their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds that are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch's Long-Term Debt Ratings

Fitch's bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Fitch ratings are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature of taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

Investment Grade

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

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

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Speculative Grade

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

SHORT-TERM RATINGS

Standard & Poor's Commercial Paper Ratings

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with doubtful capacity for payment.

D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

Standard & Poor's Muni Bond and Note Ratings

An S&P municipal bond or note rating reflects the liquidity factors and market-access risks unique to these instruments. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

Note rating symbols and definitions are as follows:

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3  Speculative capacity to pay principal and interest.

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56   --   AXP PARTNERS INTERNATIONAL SERIES, INC.

Municipal bond rating symbols and definitions are as follows:

Standard & Poor's rating SP-1 indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

Standard & Poor's rating SP-2 indicates satisfactory capacity to pay principal and interest.

Standard & Poor's rating SP-3 indicates speculative capacity to pay principal and interest.

Moody's Short-Term Ratings

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

   Issuers rated Prime-l (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-l repayment ability will often be evidenced by many of the following characteristics: (i) leading market positions in well-established industries, (ii) high rates of return on funds employed, (iii) conservative capitalization structure with moderate reliance on debt and ample asset protection, (iv) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (v) well established access to a range of financial markets and assured sources of alternate liquidity.

   Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

   Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

   Issuers rated Not Prime do not fall within any of the Prime rating categories.

Moody's Short-Term Muni Bonds and Notes

Short-term municipal bonds and notes are rated by Moody's. The ratings reflect the liquidity concerns and market access risks unique to notes.

Moody's MIG 1/VMIG 1 indicates the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

Moody's MIG 2/VMIG 2 indicates high quality. Margins of protection are ample although not so large as in the preceding group.

Moody's MIG 3/VMIG 3 indicates favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Moody's MIG 4/VMIG 4 indicates adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

Fitch's Short-Term Ratings

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

Fitch short-term ratings are as follows:

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

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57   --   AXP PARTNERS INTERNATIONAL SERIES, INC.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S: Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D: Default. Issues assigned this rating are in actual or imminent payment default.

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58   --   AXP PARTNERS INTERNATIONAL SERIES, INC.

                                                             S-6242-20 G (12/04)

Investments in Securities

AXP Partners International Aggressive Growth Fund

Oct. 31, 2004

(Percentages represent value of investments compared to net assets)

Common stocks (94.9%)(c)
Issuer                                        Shares               Value(a)

Australia (4.1%)

Banks and savings & loans (0.5%)
Commonwealth Bank of Australia                 49,770            $1,195,976

Beverages & tobacco (0.4%)
Lion Nathan                                   155,000               914,340

Financial services (0.4%)
Perpetual Trustees Australia                   20,000               833,940

Insurance (0.4%)
QBE Insurance Group                            84,740               870,981

Metals (1.0%)
BHP Billiton                                  221,091             2,292,296

Paper & packaging (0.2%)
Amcor                                          70,940               405,196

Textiles & apparel (1.1%)
Billabong Intl                                190,000             1,493,456
Pacific Brands                                400,000               928,264
Total                                                             2,421,720

Austria (1.3%)

Banks and savings & loans (0.8%)
Erste Bank der
  Oesterreichischen Sparkassen                 40,818             1,822,330

Building materials & construction (0.5%)
Wienerberger                                   25,000               994,889

Belgium (0.6%)

Banks and savings & loans (0.3%)
KBC Bancassurance Holding                       8,290               609,423

Health care products (0.3%)
Omega Pharma                                   14,000               768,528

Bermuda (0.8%)

Multi-industry
Accenture Cl A                                 23,380(b)            566,030
Tyco Intl                                      41,320             1,287,118
Total                                                             1,853,148

Brazil (0.5%)

Household products
Natura Cosmeticos                              50,100             1,017,081

Canada (3.3%)

Building materials & construction (0.3%)
Masonite Intl                                  24,500(b)            684,970

Energy (2.0%)
EnCana                                         28,270             1,402,011
Fairborne Energy                              100,000(b)            885,951
PetroKazakhstan Cl A                           15,000               553,500
Talisman Energy                                58,500             1,570,696
Total                                                             4,412,158

Leisure time & entertainment (0.1%)
Intrawest                                       5,800               114,295

Media (0.3%)
Corus Entertainment                            32,000               616,405

Metals (0.2%)
Noranda                                        25,000               430,454

Retail -- drugstores (0.4%)
Shoppers Drug Mart                             29,506(b)            897,608

Chile (0.2%)

Banks and savings & loans
CorpBanca ADR                                  20,000               529,100

China (1.1%)

Electronics (0.1%)
Ngai LIK Industrial Holding                   788,000               253,106

Food (0.5%)
Global Bio-Chem
  Technology Group                          1,300,000             1,018,848

Multi-industry (0.6%)
Hainan Meilan Intl Airport Cl H               585,000               477,272
Lerado Group Holdings                       1,980,000               325,620
Linmark Group                               1,250,000               421,576
Total                                                             1,224,468

See accompanying notes to investments in securities.

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12 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2004 ANNUAL REPORT

Issuer                                        Shares               Value(a)

Czechoslovakia Federated Republic (0.3%)

Banks and savings & loans
Komercni Banka                                  5,000              $633,079

Denmark (0.5%)

Industrial transportation (0.3%)
AP Moller - Maersk                                 80               592,276

Multi-industry (0.2%)
Kobenhavns Lufthavne                            3,000               504,640

Finland (0.7%)

Financial services (0.2%)
Sponda                                         40,000               362,895

Multi-industry (0.6%)
Amer Group                                     11,600               559,595
Jaakko Poyry Group                             26,000               685,354
Total                                                             1,244,949

France (10.2%)

Banks and savings & loans (0.7%)
Credit Agricole                                53,394             1,569,379

Beverages & tobacco (0.5%)
Pernod-Ricard                                   7,250             1,006,566

Building materials & construction (0.9%)
Imerys                                         10,000               705,060
Lafarge                                        13,550             1,240,575
Total                                                             1,945,635

Computer software & services (0.5%)
Fininfo                                        20,400               548,181
Iliad                                          19,900               569,376
Total                                                             1,117,557

Energy (1.4%)
Total                                          14,270             2,976,363

Engineering & construction (0.6%)
VINCI                                          10,632             1,270,000

Health care services (0.7%)
Essilor Intl                                   22,990             1,565,038

Insurance (0.7%)
AXA                                            69,611             1,502,684

Machinery (0.5%)
Schneider Electric                             15,210             1,010,115

Media (0.2%)
M6-Metropole Television                        20,000               522,589

Metals (0.6%)
Vallourec                                      10,000             1,239,933

Multi-industry (2.9%)
Bacou-Dalloz                                    9,000               693,863
Neopost                                        37,800             2,631,267
Societe Generale                               13,723             1,276,609
Vivendi Universal                              61,110(b)          1,674,184
Total                                                             6,275,923

Textiles & apparel (0.2%)
Camaieu                                         3,500               338,582

Germany (7.2%)

Automotive & related (0.6%)
Beru                                            4,000               307,462
Continental                                    18,990             1,040,024
Total                                                             1,347,486

Banks and savings & loans (0.6%)
DEPFA Bank                                     83,000             1,274,482

Building materials & construction (0.3%)
Bilfinger Berger                               19,300               679,148

Chemicals (0.6%)
BASF                                           13,880               868,506
K&S                                            11,000               459,709
Total                                                             1,328,215

Computer hardware (0.3%)
Wincor Nixdorf                                 10,000(b)            667,056

Computer software & services (0.8%)
SAP                                             9,742             1,664,567

Electronics (0.2%)
Vossloh                                        12,000               496,741

Finance companies (0.1%)
Deutsche Beteiligungs                          15,000(b)            189,637

Financial services (0.2%)
Deutsche Boerse                                 8,000               400,771

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
13 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2004 ANNUAL REPORT

Issuer                                        Shares               Value(a)

Germany (cont.)

Health care services (1.3%)
Fresenius Medical Care                          7,870              $604,227
Rhoen-Klinikum                                 39,800             2,222,666
Total                                                             2,826,893

Multi-industry (0.3%)
GFK                                            19,200               632,634

Retail -- general (0.6%)
Metro                                          16,470               788,838
Takkt                                          53,000               506,607
Total                                                             1,295,445

Textiles & apparel (0.7%)
Adidas-Salomon                                  3,860               540,997
Puma Rudolf Dassler Sport                       4,221             1,060,254
Total                                                             1,601,251

Utilities -- electric (0.4%)
E.ON                                           10,230               834,900

Utilities -- telephone (0.3%)
Deutsche Telekom                               30,220(b)            580,816

Greece (0.9%)

Banks and savings & loans (0.4%)
Alpha Bank                                     28,716               825,293

Lodging & gaming (0.5%)
Intralot-Integrated Lottery
   Systems & Services                          28,000               495,871
OPAP                                           27,230               556,799
Total                                                             1,052,670

Guernsey (0.3%)

Utilities -- telephone
Amdocs                                         23,960(b)            602,594

Hong Kong (1.6%)

Electronics (0.5%)
Techtronic Inds                               560,000             1,115,208

Financial services (0.4%)
Hong Kong Exchanges
  and Clearing                                350,000               795,935

Retail -- general (0.7%)
Esprit Holdings                               281,000             1,501,882

India (1.1%)

Banks and savings & loans (0.7%)
HDFC Bank ADR                                  45,000             1,582,650

Computer software & services (0.4%)
Tata Consultancy Services                      32,810(b)            835,929

Ireland (4.3%)

Banks and savings & loans (1.7%)
Anglo Irish Bank                              197,890             3,793,237

Food (1.1%)
IAWS Group                                     60,000               802,309
Kerry Group Cl A                               70,000             1,576,468
Total                                                             2,378,777

Health care products (0.5%)
United Drug                                   250,000               998,088

Lodging & gaming (0.4%)
Jurys Doyle Hotel Group                        63,600               850,448

Retail -- general (0.7%)
Grafton Group                                 160,000(b)          1,458,744

Israel (0.2%)

Health care products
Teva Pharmaceutical Inds ADR                   15,828               411,528

Italy (2.5%)

Banks and savings & loans (0.2%)
Credito Emiliano                               60,000               519,774

Beverages & tobacco (0.3%)
Davide Campari - Milano                        13,000               739,417

Energy (0.6%)
Eni                                            56,360             1,283,705

Health care products (0.4%)
Amplifon                                       18,000               799,469

Restaurants (0.5%)
Autogrill                                      68,200(b)          1,007,081

Utilities -- electric (0.5%)
Terna                                         431,200             1,053,869

See accompanying notes to investments in securities.

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14 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2004 ANNUAL REPORT

Issuer                                        Shares               Value(a)

Japan (14.8%)

Automotive & related (1.0%)
Nifco                                          47,000              $689,765
Toyota Motor                                   37,900             1,479,181
Total                                                             2,168,946

Banks and savings & loans (2.8%)
Bank of Fukuoka                                96,000               547,042
Bank of Yokohama                              200,000             1,198,261
Chiba Bank                                     91,000               585,627
Hiroshmia Bank                                139,800               653,950
Mitsubishi Tokyo Financial Group                   70               595,351
ORIX                                           12,800             1,503,533
Sumitomo Mitsui Financial Group                   150               976,658
Total                                                             6,060,422

Building materials & construction (0.2%)
Daikin Inds                                    18,600               453,487

Chemicals (0.2%)
Shin-Etsu Chemical                             13,000               495,086

Computer hardware (0.2%)
Rakuten                                            70               525,893

Computer software & services (0.5%)
Meitec                                         15,000               565,583
Trend Micro                                    10,500               504,064
Total                                                             1,069,647

Electronics (1.2%)
Chiyoda Integre                                26,700               486,211
Omron                                          23,000               522,727
Sharp                                          35,000               484,218
Toyo                                           56,600               611,358
Ushio                                          35,000               607,258
Total                                                             2,711,772

Financial services (0.3%)
Aiful                                           7,500               749,858

Furniture & appliances (0.3%)
Matsushita Electric Industrial                 41,000               595,512

Health care products (0.6%)
Chugai Pharmaceutical                          51,800               812,587
Hogy Medical                                   14,700               602,892
Total                                                             1,415,479

Household products (0.2%)
Toto                                           48,000               430,920

Leisure time & entertainment (0.2%)
Yamaha Motor                                   26,900               410,033

Machinery (1.8%)
Eneserve                                       19,500               737,101
Funai Electric                                  7,500               982,328
Hoya                                           15,951             1,640,021
Komatsu                                        89,000               596,305
Total                                                             3,955,755

Media (0.4%)
Dentsu                                            360               966,169

Metals (0.2%)
Sumitomo Metal Mining                          69,000               466,216

Miscellaneous (0.3%)
Park24                                         38,400               652,459

Multi-industry (1.0%)
Arrk                                           17,000               632,962
Mitsui & Co                                   184,000             1,549,272
Total                                                             2,182,234

Paper & packaging (0.2%)
Uni-Charm                                       8,000               405,217

Real estate (0.6%)
Daito Trust Construction                       28,900             1,223,512

Restaurants (0.4%)
Kappa Create                                   22,400(d)            770,516

Retail -- drugstores (0.3%)
Sugi Pharmacy                                  21,000               575,506

Retail -- general (0.9%)
Fast Retailing                                 18,100             1,152,845
Olympus                                        20,000               388,395
Otsuka Kagu                                    19,500               442,261
Total                                                             1,983,501

Textiles & apparel (0.9%)
Toray Inds                                    202,000               944,906
Wacoal                                        100,000             1,134,002
Total                                                             2,078,908

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
15 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2004 ANNUAL REPORT

Issuer                                        Shares               Value(a)

Luxembourg (1.4%)

Energy equipment & services (0.5%)
Tenaris ADR                                    26,561            $1,189,136

Media (0.5%)
SES GLOBAL                                    113,000             1,171,218

Metals (0.3%)
Arcelor                                        35,120               657,915

Mexico (1.3%)

Cellular telecommunications (0.6%)
America Movil ADR Series L                     27,677             1,217,788

Home building (0.1%)
Urbi Desarrollos Urbanos                       50,000(b)            186,322

Multi-industry (0.4%)
Grupo Aeroportuario
  del Sureste ADR                              41,000               939,310

Real estate (0.2%)
Consorcio ARA                                 160,000(b)            427,859

Netherlands (5.2%)

Banks and savings & loans (0.8%)
ING Groep                                      66,468             1,764,839

Building materials & construction (0.1%)
AM                                             28,000               225,005

Engineering & construction (0.6%)
Fugro                                          17,882             1,393,502

Food (1.0%)
Royal Numico                                   30,880(b)          1,043,961
Sligro Food Group                              25,000             1,062,069
Total                                                             2,106,030

Health care products (0.5%)
OPG Groep                                      19,000             1,023,552

Household products (0.4%)
Hunter Douglas                                 18,000               854,517

Industrial transportation (0.4%)
VOPAK                                          43,584               795,282

Multi-industry (1.1%)
Aalberts Inds                                  31,000             1,157,897
Imtech                                         20,000               539,480
United Services Group                          37,000               763,205
Total                                                             2,460,582

Textiles & apparel (0.4%)
Ten Cate                                       13,500               794,632

New Zealand (0.3%)

Lodging & gaming
Sky City Entertainment Group                  230,000               705,515

Norway (2.3%)

Banks and savings & loans (0.7%)
DNB NOR                                       174,780             1,484,565

Energy (1.0%)
Norsk Hydro                                    15,610             1,151,567
Statoil                                        66,280               961,751
Total                                                             2,113,318

Food (0.2%)
Orkla                                          14,000               399,685

Furniture & appliances (0.2%)
Ekornes                                        15,000               342,705

Telecom equipment & services (0.3%)
Telenor                                        84,950               678,130

Russia (0.3%)

Utilities -- telephone
Mobile Telesystems ADR                          3,933               570,757

Singapore (0.7%)

Automotive & related (0.4%)
ComfortDelGro                               1,000,000               860,099

Electronics (0.3%)
Venture                                        65,000               617,707

South Africa (0.4%)

Retail -- general
Edgars Consolidated Stores                     25,000               877,942

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
16 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2004 ANNUAL REPORT

Issuer                                        Shares               Value(a)

South Korea (1.2%)

Automotive & related (0.7%)
Hyundai Mobis                                  15,000              $769,540
Hyundai Motor GDR                              14,690               712,935
Total                                                             1,482,475

Health care products (0.3%)
Yuhan                                           8,452               598,291

Insurance (0.2%)
Samsung Fire & Marine Insurance                 5,800               345,247

Machinery (0.1%)
Samyoung                                       21,770(b)            186,792

Spain (2.9%)

Banks and savings & loans (0.1%)
Bankinter                                       7,000               313,323

Building materials & construction (0.4%)
Grupo Ferrovial                                20,080               891,852

Energy equipment & services (0.3%)
Gamesa Corporacion Tecnoligica                 53,360               738,101

Engineering & construction (0.9%)
Abengoa                                       119,600             1,114,133
ACS Actividades de
   Construccion y Servicios                    38,788               753,927
Total                                                             1,868,060

Utilities -- electric (0.3%)
Red Electrica de Espana                        36,000               673,940

Utilities -- telephone (0.8%)
Telefonica                                    107,154             1,774,259

Sweden (2.1%)

Automotive & related (0.7%)
Autoliv                                        13,704               583,240
Volvo Cl B                                     26,343             1,000,098
Total                                                             1,583,338

Building materials & construction (0.3%)
Nobia                                          55,000               707,681

Financial services (0.2%)
Intrum Justitia                                81,700(b)            480,561

Health care services (0.1%)
Gambro Cl A                                    17,000               198,907

Machinery (0.4%)
Hexagon Cl B                                   22,000               811,888

Telecom equipment & services (0.4%)
Telefonaktiebolaget LM
  Ericsson Cl B                               275,460(b)            802,341

Switzerland (6.5%)

Banks and savings & loans (0.7%)
UBS                                            20,761             1,500,565

Broker dealers (0.3%)
Pargesa Holding Cl B                              194               617,420

Building materials & construction (0.5%)
Geberit                                         1,825             1,192,211

Chemicals (0.8%)
Givaudan                                        1,200               752,261
Sika                                            1,650(b)          1,018,468
Total                                                             1,770,729

Health care products (2.7%)
Bachem Holding Cl B                             5,800               324,003
Novartis                                       44,080             2,108,014
Roche Holding                                  19,088             1,956,760
Synthes                                        13,710(b)          1,465,156
Total                                                             5,853,933

Industrial transportation (0.3%)
Kuehne & Nagel Intl                             3,500               634,631

Machinery (0.4%)
Schindler Holding                               2,650               850,597

Metals (0.3%)
Xstrata                                        49,000               760,900

Multi-industry (0.1%)
ABB                                            52,420(b)            303,808

Retail -- general (0.3%)
Compagnie Financiere
  Richemont Cl A                               23,270               661,655

Taiwan (1.4%)

Banks and savings & loans (0.2%)
Bank of Kaohsiung                             550,000               408,567

Computer hardware (0.1%)
Chicony Electronics                           270,000               283,061

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
17 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2004 ANNUAL REPORT

Issuer                                        Shares               Value(a)

Taiwan (cont.)

Computer software & services (0.2%)
Springsoft                                    230,223              $420,656

Electronics (0.4%)
ASE Test                                       80,000(b)            483,200
Wah Lee Industrial                            318,197               384,105
Total                                                               867,305

Furniture & appliances (0.1%)
Taiwan Fu Hsing Industrial                    175,000               164,595

Machinery (0.4%)
Phoenixtec Power                              950,000               919,125

United Kingdom (12.0%)

Aerospace & defense (0.3%)
Cobham                                         30,000               762,462

Automotive & related (0.1%)
BBA Group                                      65,000               315,350

Banks and savings & loans (1.3%)
Intermediate Capital Group                     30,000               577,773
Kensington Group                              100,000               709,353
Royal Bank of Scotland Group                   50,969             1,503,336
Total                                                             2,790,462

Cellular telecommunications (0.7%)
Vodafone Group                                606,390             1,554,538

Electronics (0.3%)
Spectris                                       80,000               612,690

Energy (1.4%)
BP                                            312,385             3,028,221

Energy equipment & services (1.2%)
Expro Intl Group                              194,000             1,280,884
Tullow Oil                                    543,000             1,402,010
Total                                                             2,682,894

Financial services (0.5%)
HSBC Holdings                                  66,950             1,082,085

Health care products (0.4%)
Smith & Nephew                                112,568               956,757

Health care services (0.4%)
RPS Group                                     390,000               981,884

Household products (0.7%)
Reckitt Benckiser                              59,661             1,638,009

Industrial services (0.3%)
Northgate                                      40,000               548,370

Industrial transportation (0.3%)
Business Post Group                            60,000               587,697

Insurance (0.5%)
Legal & General Group                         631,540             1,148,976

Lodging & gaming (0.3%)
Rank Group                                    140,000               735,816

Media (0.4%)
Pearson                                        79,850               877,508

Multi-industry (0.8%)
Exel                                          135,000             1,755,235

Retail -- general (0.9%)
Next                                           42,700             1,310,446
Wolseley                                       35,600               615,623
Total                                                             1,926,069

Retail -- grocery (0.8%)
Tesco                                         348,090             1,835,897

Utilities -- electric (0.2%)
Viridian Group                                 40,000               467,511

United States (0.5%)

Beverages & tobacco (0.1%)
Central European Distribution                  11,000(b)            278,410

Energy equipment & services (0.2%)
Schlumberger                                    7,120               448,133

Investment companies (0.2%)
iShares MSCI EAFE Index Fund                    3,000               439,590

Total common stocks
(Cost: $169,615,487)                                           $207,612,141

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
18 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2004 ANNUAL REPORT

Preferred stock & other (0.4%)(c)

Issuer                                        Shares               Value(a)

Germany (0.4%)
Hugo Boss                                      34,000              $907,109

Hong Kong ( --%)
Global Bio-Chem Technology Group
  Warrants                                    125,000(b)              8,672

Total preferred stock & other
(Cost: $641,602)                                                   $915,781

Total investments in securities
(Cost: $170,257,089)(e)                                        $208,527,922

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c)  Foreign security values are stated in U.S. dollars.

(d) At Oct. 31, 2004 security was partially or fully on loan. See Note 6 to the financial statements.

(e) At Oct. 31, 2004, the cost of securities for federal income tax purposes was $170,876,748 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                    $40,154,269
     Unrealized depreciation                                     (2,503,095)
                                                                 ----------
     Net unrealized appreciation                                $37,651,174
                                                                -----------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com/funds.

--------------------------------------------------------------------------------
19 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2004 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Partners International Aggressive Growth

Oct. 31, 2004
Assets
Investments in securities, at value (Note 1)*
   (identified cost $170,257,089)                                                                              $208,527,922
Cash in bank on demand deposit                                                                                   12,346,532
Foreign currency holdings (identified cost $100,514) (Note 1)                                                       102,001
Capital shares receivable                                                                                           129,562
Dividends and accrued interest receivable                                                                           221,352
Receivable for investment securities sold                                                                         1,662,913
Unrealized appreciation on foreign currency contracts held, at value (Note 5)                                         7,487
U.S. government securities held as collateral (Note 6)                                                              323,924
                                                                                                                    -------
Total assets                                                                                                    223,321,693
                                                                                                                -----------
Liabilities
Capital shares payable                                                                                               62,862
Payable for investment securities purchased                                                                       3,928,513
Unrealized depreciation on foreign currency contracts held, at value (Note 5)                                         4,726
Payable upon return of securities loaned (Note 6)                                                                   323,924
Accrued investment management services fee                                                                            5,956
Accrued distribution fee                                                                                              2,297
Accrued service fee                                                                                                       1
Accrued transfer agency fee                                                                                           1,396
Accrued administrative services fee                                                                                     476
Other accrued expenses                                                                                              124,460
                                                                                                                    -------
Total liabilities                                                                                                 4,454,611
                                                                                                                  ---------
Net assets applicable to outstanding capital stock                                                             $218,867,082
                                                                                                               ============
Represented by
Capital stock -- $.01 par value (Note 1)                                                                       $    321,049
Additional paid-in capital                                                                                      176,020,050
Excess of distributions over net investment income                                                                  (84,069)
Accumulated net realized gain (loss)                                                                              4,327,385
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                            38,282,667
                                                                                                                 ----------
Total -- representing net assets applicable to outstanding capital stock                                       $218,867,082
                                                                                                               ============
Net assets applicable to outstanding shares:               Class A                                             $151,029,652
                                                           Class B                                             $ 43,847,769
                                                           Class C                                             $  2,733,926
                                                           Class I                                             $ 21,060,831
                                                           Class Y                                             $    194,904
Net asset value per share of outstanding capital stock:    Class A shares              22,062,205              $       6.85
                                                           Class B shares               6,551,452              $       6.69
                                                           Class C shares                 408,576              $       6.69
                                                           Class I shares               3,054,317              $       6.90
                                                           Class Y shares                  28,337              $       6.88
                                                                                           ------              ------------
*Including securities on loan, at value (Note 6)                                                               $    257,985
                                                                                                               ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
20 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2004 ANNUAL REPORT

Statement of operations
AXP Partners International Aggressive Growth

Year ended Oct. 31, 2004
Investment income
Income:
Dividends                                                                      $ 3,912,936
Interest                                                                             7,746
Fee income from securities lending (Note 6)                                          5,353
   Less foreign taxes withheld                                                    (403,101)
                                                                                  --------
Total income                                                                     3,522,934
                                                                                 ---------
Expenses (Note 2):
Investment management services fee                                               1,878,346
Distribution fee
   Class A                                                                         332,586
   Class B                                                                         423,534
   Class C                                                                          25,270
Transfer agency fee                                                                422,776
Incremental transfer agency fee
   Class A                                                                          34,502
   Class B                                                                          19,370
   Class C                                                                           1,005
Service fee -- Class Y                                                                 118
Administrative services fees and expenses                                          149,750
Compensation of board members                                                        9,232
Custodian fees                                                                     246,000
Printing and postage                                                                63,610
Registration fees                                                                   61,861
Audit fees                                                                          20,000
Other                                                                               31,102
                                                                                    ------
Total expenses                                                                   3,719,062
   Expenses waived/reimbursed by AEFC (Note 2)                                    (180,284)
                                                                                  --------
                                                                                 3,538,778
   Earnings credits on cash balances (Note 2)                                       (1,037)
                                                                                    ------
Total net expenses                                                               3,537,741
                                                                                 ---------
Investment income (loss) -- net                                                    (14,807)
                                                                                   -------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                               15,939,533
   Foreign currency transactions                                                  (106,197)
                                                                                  --------
Net realized gain (loss) on investments                                         15,833,336
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies           13,161,417
                                                                                ----------
Net gain (loss) on investments and foreign currencies                           28,994,753
                                                                                ----------
Net increase (decrease) in net assets resulting from operations                $28,979,946
                                                                               ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
21 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2004 ANNUAL REPORT

Statements of changes in net assets
AXP Partners International Aggressive Growth

Year ended Oct. 31,                                                                   2004                 2003
Operations and distributions
Investment income (loss) -- net                                                  $    (14,807)         $     38,507
Net realized gain (loss) on investments                                            15,833,336            (3,087,157)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies              13,161,417            33,029,377
                                                                                   ----------            ----------
Net increase (decrease) in net assets resulting from operations                    28,979,946            29,980,727
                                                                                   ----------            ----------
Distributions to shareholders from:
   Net investment income
      Class A                                                                         (41,859)              (42,227)
      Class Y                                                                             (49)                  (21)
                                                                                      -------               -------
Total distributions                                                                   (41,908)              (42,248)
                                                                                      -------               -------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                         47,172,297            35,925,845
   Class B shares                                                                  11,074,280            11,155,365
   Class C shares                                                                     686,635               795,715
   Class I shares                                                                  21,363,174                    --
   Class Y shares                                                                     111,793                38,440
Reinvestment of distributions at net asset value
   Class A shares                                                                      40,949                39,075
   Class Y shares                                                                          40                    13
Payments for redemptions
   Class A shares                                                                 (26,785,184)          (20,326,843)
   Class B shares (Note 2)                                                         (9,876,270)           (6,488,828)
   Class C shares (Note 2)                                                           (500,854)             (417,063)
   Class I shares                                                                  (1,199,872)                   --
   Class Y shares                                                                      (4,907)               (1,520)
                                                                                       ------                ------
Increase (decrease) in net assets from capital share transactions                  42,082,081            20,720,199
                                                                                   ----------            ----------
Total increase (decrease) in net assets                                            71,020,119            50,658,678
Net assets at beginning of year                                                   147,846,963            97,188,285
                                                                                  -----------            ----------
Net assets at end of year                                                        $218,867,082          $147,846,963
                                                                                 ============          ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
22 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2004 ANNUAL REPORT

Notes to Financial Statements

AXP Partners International Aggressive Growth Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Partners International Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Partners International Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in equity securities of foreign issuers that offer strong growth potential.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

Effective March 4, 2004, the Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At Oct. 31, 2004, American Express Financial Corporation (AEFC) and the AXP Portfolio Builder Series funds owned 100% of Class I shares, which represents 9.62% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------
23 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2004 ANNUAL REPORT

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. Pursuant to procedures adopted by the Board of Directors of the funds, AEFC utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value (NAV). Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

--------------------------------------------------------------------------------
24 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2004 ANNUAL REPORT

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Oct. 31, 2004, foreign currency holdings consisted of multiple denominations.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Guarantees and indemnifications

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

--------------------------------------------------------------------------------
25 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2004 ANNUAL REPORT

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $83,286 and accumulated net realized gain has been decreased by $83,286.

The tax character of distributions paid for the years indicated is as follows:

Year ended Oct. 31,                                       2004        2003
Class A
Distributions paid from:
      Ordinary income                                  $41,859     $42,227
      Long-term capital gain                                --          --
Class B
Distributions paid from:
      Ordinary income                                       --          --
      Long-term capital gain                                --          --
Class C
Distributions paid from:
      Ordinary income                                       --          --
      Long-term capital gain                                --          --
Class I*
Distributions paid from:
      Ordinary income                                       --         N/A
      Long-term capital gain                                --         N/A
Class Y
Distributions paid from:
      Ordinary income                                       49          21
      Long-term capital gain                                --          --

* Inception date was March 4, 2004.

At Oct. 31, 2004, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                                  $   323,160
Accumulated long-term gain (loss)                              $ 4,539,815
Unrealized appreciation (depreciation)                         $37,663,008

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

--------------------------------------------------------------------------------
26 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2004 ANNUAL REPORT

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 1.00% to 0.875% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper International Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the fee by $39,785 for the year ended Oct. 31, 2004.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.08% to 0.055% annually as the Fund's assets increase. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

AEFC has Subadvisory Agreements with American Century Investment Management, Inc. and Columbia Wanger Asset Management, L.P. New investments in the Fund, net of any redemptions, are allocated in accordance with AEFC's determination of the allocation that is in the best interests of the Fund's shareholders. Each subadviser's proportionate share of investments in the Fund will vary due to market fluctuations.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o   Class A $19.50

o   Class B $20.50

o   Class C $20.00

o   Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

In addition, AECSC is entitled to charge an annual closed account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

--------------------------------------------------------------------------------
27 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2004 ANNUAL REPORT

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $758,941 for Class A, $36,877 for Class B and $242 for Class C for the year ended Oct. 31, 2004.

For the year ended Oct. 31, 2004, AEFC and its affiliates waived certain fees and expenses to 1.75% for Class A, 2.51% for Class B, 2.51% for Class C, 1.35% for Class I and 1.58% for Class Y. In addition, AEFC and its affiliates have agreed to waive certain fees and expenses until Oct. 31, 2005. Under this agreement, net expenses will not exceed 1.75% for Class A, 2.52% for Class B, 2.52% for Class C, 1.36% for Class I and 1.58% for Class Y of the Fund's average daily net assets.

During the year ended Oct. 31, 2004, the Fund's custodian and transfer agency fees were reduced by $1,037 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $191,879,263 and $153,965,646, respectively, for the year ended Oct. 31, 2004. Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with the subadvisers were $22,343 for the year ended Oct. 31, 2004.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                                    Year ended Oct. 31, 2004
                                              Class A         Class B      Class C       Class I*     Class Y
Sold                                        7,385,438       1,772,807      109,345      3,242,684      17,264
Issued for reinvested distributions             6,757              --           --             --           7
Redeemed                                   (4,179,377)     (1,570,763)     (79,034)      (188,367)       (761)
                                           ----------      ----------      -------       --------        ----
Net increase (decrease)                     3,212,818         202,044       30,311      3,054,317      16,510
                                            ---------         -------       ------      ---------      ------
* Inception date was March 4, 2004.
                                                                    Year ended Oct. 31, 2003
                                              Class A         Class B      Class C        Class I     Class Y
Sold                                        7,423,469       2,336,833      168,138            N/A       7,045
Issued for reinvested distributions             8,607              --           --            N/A           3
Redeemed                                   (4,267,141)     (1,346,689)     (88,331)           N/A        (294)
                                           ----------      ----------      -------       --------      ------
Net increase (decrease)                     3,164,935         990,144       79,807            N/A       6,754
                                           ----------      ----------      -------       --------      ------

--------------------------------------------------------------------------------
28 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2004 ANNUAL REPORT

5. FORWARD FOREIGN CURRENCY CONTRACTS

At Oct. 31, 2004, the Fund has forward foreign currency exchange contracts that obligate it to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contracts are as follows:

Exchange date                 Currency to                   Currency to         Unrealized         Unrealized
                             be delivered                   be received        appreciation       depreciation
Nov. 1, 2004                    1,790,622                       251,899             $ --             $1,286
                            Swedish Krona                   U.S. Dollar
Nov. 1, 2004                      146,840                       196,942              591                 --
                              U.S. Dollar             Australian Dollar
Nov. 1, 2004                      103,958                        81,773              679                 --
                              U.S. Dollar        European Monetary Unit
Nov. 1, 2004                        5,352                         4,210               35                 --
                              U.S. Dollar        European Monetary Unit
Nov. 1, 2004                       97,402                       178,206               --                789
                            British Pound                   U.S. Dollar
Nov. 1, 2004                      137,520                       251,647               --              1,073
                            British Pound                   U.S. Dollar
Nov. 1, 2004                    3,695,036                        34,585               --                334
                             Japanese Yen                   U.S. Dollar
Nov. 2, 2004                      170,700                    18,108,533              426                 --
                              U.S. Dollar                  Japanese Yen
Nov. 2, 2004                       10,309                     1,093,546               25                 --
                              U.S. Dollar                  Japanese Yen
Nov. 2, 2004                       52,249                        95,688               --                329
                            British Pound                   U.S. Dollar
Nov. 2, 2004                       33,379                        26,165              102                 --
                              U.S. Dollar        European Monetary Unit
Nov. 2, 2004                      282,223                       221,230              863                 --
                              U.S. Dollar        European Monetary Unit
Nov. 2, 2004                      206,406                       172,137               --                732
                              Swiss Franc                   U.S. Dollar
Nov. 3, 2004                       99,195                       132,668              111                 --
                              U.S. Dollar             Australian Dollar
Nov. 3, 2004                       80,060                        66,886               --                166
                              Swiss Franc                   U.S. Dollar
Nov. 3, 2004                      122,076                       146,205              374                 --
                              U.S. Dollar                   Swiss Franc
Nov. 3, 2004                       74,415                       433,433              211                 --
                              U.S. Dollar                  Danish Krone
Nov. 3, 2004                      332,179                       181,038              515                 --
                              U.S. Dollar                 British Pound
Nov. 3, 2004                       79,625                       508,763              401                 --
                              U.S. Dollar               Norwegian Krone
Nov. 3, 2004                       60,580                       430,030              224                 --
                              U.S. Dollar                 Swedish Krona

--------------------------------------------------------------------------------
29 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2004 ANNUAL REPORT

Exchange date                 Currency to                   Currency to         Unrealized         Unrealized
                             be delivered                   be received        appreciation       depreciation
Nov. 3, 2004                       76,950                        60,225           $  114             $   --
                              U.S. Dollar        European Monetary Unit
Nov. 3, 2004                       11,400                         8,922               17                 --
                              U.S. Dollar        European Monetary Unit
Nov. 3, 2004                      467,953                       366,794            1,396                 --
                              U.S. Dollar        European Monetary Unit
Nov. 3, 2004                       60,551                        47,435              147                 --
                              U.S. Dollar        European Monetary Unit
Nov. 4, 2004                      214,853                       168,409              643                 --
                              U.S. Dollar        European Monetary Unit
Nov. 4, 2004                      227,927                       304,772              225                 --
                              U.S. Dollar             Australian Dollar
Nov. 4, 2004                      729,166                         6,873               --                 17
                             Japanese Yen                   U.S. Dollar
Nov. 4, 2004                       13,619                     1,444,810               34                 --
                              U.S. Dollar                  Japanese Yen
Nov. 4, 2004                      379,380                    40,183,453              354                 --
                              U.S. Dollar                  Japanese Yen
                                                                                  ------             ------
Total                                                                             $7,487             $4,726
                                                                                  ------             ------

6. LENDING OF PORTFOLIO SECURITIES

At Oct. 31, 2004, securities valued at $257,985 were on loan to brokers. For collateral, the Fund received U.S. government securities valued at $323,924. Income from securities lending amounted to $5,353 for the year ended Oct. 31, 2004. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

7. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by The Bank of New York, whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 21, 2004. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.50% or the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with Deutsche Bank. The Fund had no borrowings outstanding during the year ended Oct. 31, 2004.

--------------------------------------------------------------------------------
30 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2004 ANNUAL REPORT

8. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                              2004         2003         2002          2001(b)
Net asset value, beginning of period                                     $5.80        $4.56        $5.25         $5.14
                                                                         -----        -----        -----         -----
Income from investment operations:
Net investment income (loss)                                                --          .01          .01            --
Net gains (losses) (both realized and unrealized)                         1.05         1.23         (.70)          .11
                                                                         -----        -----        -----         -----
Total from investment operations                                          1.05         1.24         (.69)          .11
                                                                         -----        -----        -----         -----
Net asset value, end of period                                           $6.85        $5.80        $4.56         $5.25
                                                                         -----        -----        -----         -----
Ratios/supplemental data
Net assets, end of period (in millions)                                   $151         $109          $72           $15
Ratio of expenses to average daily net assets(c),(d)                     1.75%        1.75%        1.72%         1.75%(e)
Ratio of net investment income (loss) to average daily net assets         .17%         .23%         .29%        (1.12%)(e)
Portfolio turnover rate (excluding short-term securities)                  87%         116%         141%            8%
Total return(f)                                                         18.15%       27.26%      (13.14%)        2.14%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Sept. 28, 2001 (when shares became publicly available) to Oct. 31, 2001.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 1.85%, 2.05%, 2.35% and 9.34% for the periods ended Oct. 31, 2004, 2003, 2002 and 2001, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
31 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2004 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                              2004         2003         2002          2001(b)
Net asset value, beginning of period                                     $5.71        $4.53        $5.25         $5.14
                                                                         -----        -----        -----         -----
Income from investment operations:
Net investment income (loss)                                              (.02)        (.02)        (.01)           --
Net gains (losses) (both realized and unrealized)                         1.00         1.20         (.71)          .11
                                                                         -----        -----        -----         -----
Total from investment operations                                           .98         1.18         (.72)          .11
                                                                         -----        -----        -----         -----
Net asset value, end of period                                           $6.69        $5.71        $4.53         $5.25
                                                                         -----        -----        -----         -----
Ratios/supplemental data
Net assets, end of period (in millions)                                    $44          $36          $24            $1
Ratio of expenses to average daily net assets(c),(d)                     2.51%        2.52%        2.52%         2.52%(e)
Ratio of net investment income (loss) to average daily net assets        (.59%)       (.52%)       (.46%)       (1.80%)(e)
Portfolio turnover rate (excluding short-term securities)                  87%         116%         141%            8%
Total return(f)                                                         17.16%       26.05%      (13.71%)        2.14%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Sept. 28, 2001 (when shares became publicly available) to Oct. 31, 2001.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 2.62%, 2.82%, 3.12% and 10.11% for the periods ended Oct. 31, 2004, 2003, 2002 and 2001, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
32 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2004 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                              2004(h)      2003         2002          2001(b)
Net asset value, beginning of period                                     $5.71        $4.52        $5.25         $5.14
                                                                         -----        -----        -----         -----
Income from investment operations:
Net investment income (loss)                                              (.02)        (.02)        (.01)           --
Net gains (losses) (both realized and unrealized)                         1.00         1.21         (.72)          .11
                                                                         -----        -----        -----         -----
Total from investment operations                                           .98         1.19         (.73)          .11
                                                                         -----        -----        -----         -----
Net asset value, end of period                                           $6.69        $5.71        $4.52         $5.25
                                                                         -----        -----        -----         -----
Ratios/supplemental data
Net assets, end of period (in millions)                                     $3           $2           $1           $--
Ratio of expenses to average daily net assets(c),(d)                     2.51%        2.52%        2.52%         2.52%(e)
Ratio of net investment income (loss) to average daily net assets        (.60%)       (.52%)       (.41%)       (1.92%)(e)
Portfolio turnover rate (excluding short-term securities)                  87%         116%         141%            8%
Total return(f)                                                         17.16%       26.27%      (13.90%)        2.14%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Sept. 28, 2001 (when shares became publicly available) to Oct. 31, 2001.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 2.61%, 2.82%, 3.12% and 10.11% for the periods ended Oct. 31, 2004, 2003, 2002 and 2001, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
33 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2004 ANNUAL REPORT

Class I
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                             2004(b)
Net asset value, beginning of period                                    $6.62
                                                                        -----
Income from investment operations:
Net investment income (loss)                                              .02
Net gains (losses) (both realized and unrealized)                         .26
                                                                        -----
Total from investment operations                                          .28
                                                                        -----
Net asset value, end of period                                          $6.90
                                                                        -----
Ratios/supplemental data
Net assets, end of period (in millions)                                   $21
Ratio of expenses to average daily net assets(c),(d)                    1.35%(e)
Ratio of net investment income (loss) to average daily net assets        .55%(e)
Portfolio turnover rate (excluding short-term securities)                 87%
Total return(f)                                                         4.23%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class I would have been 1.36% for the period ended Oct. 31, 2004.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
34 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2004 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                              2004         2003         2002          2001(b)
Net asset value, beginning of period                                     $5.82        $4.57        $5.25         $5.14
                                                                         -----        -----        -----         -----
Income from investment operations:
Net investment income (loss)                                               .01          .02          .01            --
Net gains (losses) (both realized and unrealized)                         1.05         1.23         (.69)          .11
                                                                         -----        -----        -----         -----
Total from investment operations                                          1.06         1.25         (.68)          .11
                                                                         -----        -----        -----         -----
Net asset value, end of period                                           $6.88        $5.82        $4.57         $5.25
                                                                         -----        -----        -----         -----
Ratios/supplemental data
Net assets, end of period (in millions)                                    $--          $--          $--           $--
Ratio of expenses to average daily net assets(c),(d)                     1.58%        1.56%        1.52%         1.58%(e)
Ratio of net investment income (loss) to average daily net assets         .40%         .28%         .41%         (.99%)(e)
Portfolio turnover rate (excluding short-term securities)                  87%         116%         141%            8%
Total return(f)                                                         18.29%       27.47%      (12.94%)        2.14%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Sept. 28, 2001 (when shares became publicly available) to Oct. 31, 2001.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 1.69%, 1.88%, 2.18% and 9.17% for the periods ended Oct. 31, 2004, 2003, 2002 and 2001, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
35 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2004 ANNUAL REPORT

Report of Independent
                Registered Public Accounting Firm

THE BOARD AND SHAREHOLDERS

AXP PARTNERS INTERNATIONAL SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Partners International Aggressive Growth Fund (a series of AXP Partners International Series, Inc.) as of October 31, 2004, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended October 31, 2004, and the financial highlights for each of the years in the three-year period ended October 31, 2004 and for the period from September 28, 2001 (when shares became publicly available) to October 31, 2001. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Partners International Aggressive Growth Fund as of October 31, 2004, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

December 20, 2004

--------------------------------------------------------------------------------
36 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2004 ANNUAL REPORT

Investments in Securities

AXP Partners International Core Fund

Oct. 31, 2004

(Percentages represent value of investments compared to net assets)

Common stocks (95.8%)(c)
Issuer                                            Shares           Value(a)

Australia (2.3%)

Banks and savings & loans (0.5%)
Natl Australia Bank                               32,694           $691,901

Media (1.5%)
News Corp ADR                                     68,873(b)       2,193,307

Paper & packaging (0.3%)
Amcor                                             64,100            366,128

Austria (0.5%)

Banks and savings & loans
Erste Bank der
  Oesterreichischen Sparkassen                    16,853            752,407

Belgium (0.6%)

Insurance
Fortis                                            32,600(b)         832,214

Bermuda (1.4%)

Multi-industry
Tyco Intl                                         65,651          2,045,029

Brazil (1.5%)

Banks and savings & loans (0.6%)
UNIBANCO - Uniao de
  Bancos Brasileiros ADR                          34,313            907,585

Energy (0.3%)
Petroleo Brasileiro ADR                           10,700            379,957

Household products (0.3%)
Natura Cosmeticos                                 20,500            416,171

Utilities -- telephone (0.3%)
Telecomunicacoes Brasileiras ADR                  15,500            408,580

Canada (2.8%)

Energy (0.6%)
Talisman Energy                                   33,010            886,302

Retail -- drugstores (0.9%)
Shoppers Drug Mart                                43,740(b)       1,330,624

Telecom equipment & services (1.3%)
Research In Motion                                20,751(b)       1,830,238

China (0.9%)

Telecom equipment & services (0.4%)
China Telecom ADR                                 19,870            636,635

Energy (0.5%)
CNOOC ADR                                         13,228            685,210

Denmark (0.3%)

Banks and savings & loans
Danske Bank                                       13,500            378,286

Finland (1.2%)

Financial services (0.2%)
Sampo Cl A                                        28,900            345,397

Paper & packaging (0.6%)
M-real Cl B                                       46,400            287,961
UPM - Kymmene                                     27,800            551,379
Total                                                               839,340

Telecom equipment & services (0.3%)
Nokia                                             11,000            170,174
Nokia ADR                                         20,850            321,507
Total                                                               491,681

France (8.6%)

Aerospace & defense (0.3%)
SNECMA                                            21,010(b)         448,970

Automotive & related (2.4%)
Renault                                           32,869          2,759,083
Valeo                                             18,900            700,140
Total                                                             3,459,223

Banks and savings & loans (0.5%)
BNP Paribas                                       10,400            709,973

Electronics (0.6%)
Thomson                                           35,610            808,351

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2004 ANNUAL REPORT

Issuer                                            Shares           Value(a)

France (cont.)

Energy (2.0%)
Total                                             13,422         $2,799,493

Machinery (0.3%)
Schneider Electric                                 7,400            491,443

Media (0.6%)
JC Decaux                                         33,263(b)         829,560

Multi-industry (0.5%)
Sanofi-Aventis                                    10,560            774,271

Retail -- grocery (0.6%)
Carrefour                                         19,850            871,985

Utilities -- telephone (0.8%)
France Telecom                                    37,900          1,088,269

Germany (6.2%)

Airlines (0.4%)
Deutsche Lufthansa                                44,270(b)         585,173

Automotive & related (0.5%)
Volkswagen                                        17,440            777,051

Banks and savings & loans (1.2%)
Bayerische Hypo-und Vereinsbank                   40,630(b)         797,009
Deutsche Bank                                      7,770            592,473
Deutsche Postbank                                  7,500(b)         299,235
Total                                                             1,688,717

Computer software & services (1.0%)
SAP                                                8,364          1,429,116

Electronics (1.3%)
Siemens                                           22,630          1,689,662

Financial services (0.2%)
Deutsche Boerse                                    7,050            353,179

Industrial transportation (0.6%)
Deutsche Post                                     43,960            861,769

Machinery (0.2%)
Heidelberger Druckmaschinen                       11,455(b)         329,948

Miscellaneous (0.1%)
Medion                                             7,600            132,259

Retail -- general (0.2%)
KarstadtQuelle                                    28,600            325,344

Utilities -- electric (0.4%)
E.ON                                               7,780            634,948

Greece (0.2%)

Utilities -- telephone
Hellenic Telecommunications
  Organization                                    21,620            335,853

Hong Kong (2.0%)

Banks and savings & loans (0.3%)
Bank of East Asia                                125,907            360,737

Electronics (0.5%)
ASM Pacific Technology                           201,500            653,691

Industrial transportation (--%)
MTR                                               18,122             27,125

Lodging & gaming (0.9%)
Shangri-La Asia                                1,064,000          1,223,491

Multi-industry (0.1%)
Citic Pacific                                     55,700            142,411

Utilities -- telephone (0.3%)
China Mobile Hong Kong                           161,000            467,488

Hungary (0.5%)

Banks and savings & loans
OTP Bank ADR                                      14,908(d)         751,065

India (0.7%)

Banks and savings & loans
ICICI Bank ADR                                    63,570          1,001,863

Ireland (0.8%)

Banks and savings & loans
Bank of Ireland                                   79,100          1,088,076

Italy (2.3%)

Aerospace & defense (0.5%)
Finmeccanica                                     934,500            744,975

Banks and savings & loans (1.0%)
Banche Popolari Unite Scri                        12,450            222,078
Sanpaolo-IMI                                      15,900            202,236
UniCredito Italiano                              195,000          1,050,488
Total                                                             1,474,802

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
13   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2004 ANNUAL REPORT

Issuer                                            Shares           Value(a)

Italy (cont.)

Energy (0.6%)
Eni                                               35,900           $817,690

Textiles & apparel (0.2%)
Benetton Group                                    26,388            305,583

Japan (19.0%)

Automotive & related (2.1%)
Fuji Heavy Inds                                   76,200            370,847
Honda Motor                                       16,900            817,690
Nissan Motor                                     120,000          1,355,131
Toyota Motor                                      10,400            405,897
Total                                                             2,949,565

Banks and savings & loans (2.1%)
77 Bank                                           90,200            537,859
Credit Saison                                     25,800            826,517
Mitsubishi Tokyo Financial Group                     160          1,360,801
Shinsei Bank                                       6,000             39,123
Sumitomo Mitsui Financial Group                       46            299,509
Total                                                             3,063,809

Building materials & construction (0.8%)
Rinnai                                            21,200            577,981
Sekisui House                                     52,200            539,660
Total                                                             1,117,641

Chemicals (1.1%)
Shin-Etsu Chemical                                19,600            746,438
Sumitomo Bakelite                                 59,200            349,091
Sumitomo Chemical                                100,400            487,673
Total                                                             1,583,202

Electronics (2.5%)
Alps Electric                                     39,600            477,879
Keyence                                            4,800          1,083,198
Minebea                                          130,000            552,826
Murata Mfg                                        10,100            481,998
Rohm                                               6,700            688,868
TDK                                                3,400            236,477
Total                                                             3,521,246

Financial services (0.6%)
Aiful                                              5,650            564,894
SFCG                                               1,460            307,397
Total                                                               872,291

Health care products (0.6%)
Takeda Pharmaceutical                             16,300            788,660

Household products (0.7%)
Kao                                               25,000            577,632
Shiseido                                          31,000            405,150
Total                                                               982,782

Industrial transportation (1.0%)
Nippon Express                                   169,000            816,093
Yamato Transport                                  50,000            675,203
Total                                                             1,491,296

Insurance (0.7%)
Millea Holdings                                       78          1,031,940

Leisure time & entertainment (0.4%)
Yamaha Motor                                      39,000            594,472

Machinery (0.8%)
Fuji Machine Mfg                                   6,100             57,472
Funai Electric                                     2,500            327,443
Mabuchi Motor                                      9,300            691,655
Total                                                             1,076,570

Media (0.5%)
Dentsu                                               139            373,048
Nippon Telegraph & Telephone                          83            352,958
Total                                                               726,006

Multi-industry (1.7%)
Canon                                             28,700          1,418,455
Fuji Photo Film                                   20,800            711,548
Sohgo Security Services                           21,600            295,158
Total                                                             2,425,161

Restaurants (0.4%)
Skylark                                           32,600            540,971

Retail -- drugstores (0.3%)
Matsumotokiyoshi                                  18,200            458,354

Retail -- general (1.5%)
Lawson                                            14,800            495,105
Olympus                                           13,500            262,167
Yamada Denki                                      38,300          1,360,876
Total                                                             2,118,148

Textiles & apparel (0.2%)
Kuraray                                           45,400            355,237

Utilities -- telephone (1.0%)
KDDI                                                 293          1,412,116

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
14   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2004 ANNUAL REPORT

Issuer                                            Shares           Value(a)

Malaysia (0.1%)

Airlines
AirAsia                                          510,700(b,e)      $165,268

Mexico (2.8%)

Beverages & tobacco (0.3%)
Coca-Cola Femsa ADR                               20,100            404,412

Cellular telecommunications (0.9%)
America Movil ADR Series L                        29,860          1,313,840

Media (1.3%)
Grupo Televisa ADR                                32,080          1,764,400

Utilities -- telephone (0.3%)
Telefonos de Mexico ADR Cl L                      13,500            462,240

Netherlands (3.1%)

Banks and savings & loans (0.3%)
ABN AMRO Holding                                  18,958            454,850

Beverages & tobacco (0.5%)
Heineken                                          20,385            642,726

Chemicals (0.4%)
Akzo Nobel                                         9,968            376,147
DSM                                                4,800            262,021
Total                                                               638,168

Energy (0.5%)
Royal Dutch Petroleum                             11,900            648,528

Industrial services (0.5%)
Koninklijke Philips Electronics                   29,750            706,789

Insurance (0.5%)
Aegon                                             63,445            696,561

Media (0.5%)
Wolters Kluwer                                    38,513            704,229

New Zealand (0.1%)

Paper & packaging
Carter Holt Harvey                                90,875(b)         133,778

Norway (0.1%)

Energy
Norsk Hydro                                        1,350             99,591

Russia (0.5%)

Utilities -- telephone
Mobile Telesystems ADR                             4,829            700,784

Singapore (1.3%)

Banks and savings & loans (0.6%)
DBS Group Holdings                                84,600            793,793

Engineering & construction (0.1%)
Singapore Technologies
  Engineering                                    153,500            192,960

Real estate (0.6%)
CapitaLand                                       771,000            857,903

South Africa (0.7%)

Banks and savings & loans (0.3%)
Nedcor                                            41,505            453,614

Metals (0.4%)
Anglo American                                    22,539            494,554

South Korea (2.1%)

Electronics (1.3%)
Samsung Electronics                                4,700          1,846,226

Metals (0.1%)
POSCO ADR                                          5,710            213,497

Utilities -- electric (0.4%)
Korea Electric Power ADR                          47,200            541,856

Utilities -- telephone (0.3%)
KT ADR                                            23,400            431,964

Spain (1.4%)

Banks and savings & loans (0.2%)
Banco de Sabadell                                 14,900            320,691

Energy (0.5%)
Repsol                                            21,600            469,593
Repsol ADR                                         8,700            188,529
Total                                                               658,122

Utilities -- electric (0.7%)
Endesa                                            46,800            952,775

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
15   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2004 ANNUAL REPORT

Issuer                                            Shares           Value(a)

Sweden (1.4%)

Furniture & appliances (0.5%)
Electrolux Cl B                                   40,910           $760,656

Telecom equipment & services (0.9%)
Telefonktiebolaget LM
  Ericsson ADR                                    40,768(b)       1,178,603

Switzerland (9.4%)

Banks and savings & loans (2.6%)
Julius Baer Holding Cl B                           1,300            364,740
UBS                                               47,041          3,400,033
Total                                                             3,764,773

Chemicals (1.6%)
Clariant                                          32,900            446,382
Lonza Group                                       13,150            644,284
Syngenta                                          11,948(b)       1,142,764
Total                                                             2,233,430

Food (0.8%)
Nestle                                             4,740          1,124,460

Health care products (3.7%)
Novartis                                          26,000          1,243,384
Roche Holding                                     24,113          2,471,885
Synthes                                           14,872(b)       1,589,336
Total                                                             5,304,605

Insurance (0.7%)
Swiss Reinsurance                                 10,020            616,809
Zurich Financial Services                          2,800(b)         399,833
Total                                                             1,016,642

Taiwan (0.9%)

Electronics
Taiwan Semiconductor Mfg ADR                     103,035            779,974
United Microelectronics ADR                      139,319(b)         487,617
Total                                                             1,267,591

United Kingdom (17.6%)

Aerospace & defense (0.4%)
BAE Systems                                      143,000            626,100

Airlines (0.5%)
BAA                                               41,200            434,215
easyJet                                          119,200(b)         345,010
Total                                                               779,225

Automotive & related (0.6%)
GKN                                              203,300            798,580

Banks and savings & loans (1.4%)
Barclays                                          47,162            461,083
Lloyds TSB Group                                  67,395            533,802
Royal Bank of Scotland Group                      32,267            951,718
Total                                                             1,946,603

Beverages & tobacco (0.6%)
Diageo                                            66,225            886,597

Cellular telecommunications (1.4%)
Vodafone Group                                   771,092          1,976,767

Computer software & services (0.1%)
ARM Holdings                                      94,823            169,464

Energy (1.3%)
Golar LNG                                         43,000(b)         683,130
Shell Transport & Trading                        141,043          1,111,298
Total                                                             1,794,428

Financial services (1.9%)
HSBC Holdings                                    168,019          2,715,622

Food (0.5%)
Cadbury Schweppes                                 81,700            679,384

Health care products (0.9%)
GlaxoSmithKline                                   63,579          1,340,146

Household products (0.5%)
Unilever                                          78,990            666,285

Industrial services (0.3%)
BOC Group                                         24,200            390,023

Leisure time & entertainment (2.4%)
Carnival                                          38,458          2,036,834
EMI Group                                        376,305          1,464,328
Total                                                             3,501,162

Lodging & gaming (1.6%)
InterContinental Hotels Group                    191,256          2,342,558

Metals (0.6%)
Rio Tinto                                         34,600            905,443

Multi-industry (0.4%)
Bunzl                                             68,253            517,707

Paper & packaging (0.2%)
Rexam                                             35,218            278,620

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
16   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2004 ANNUAL REPORT

Issuer                                            Shares           Value(a)

United Kingdom (cont.)

Retail -- drugstores (0.5%)
Boots Group                                       57,363           $693,638

Retail -- general (0.2%)
Marks & Spencer Group                             51,400            339,104

Retail -- grocery (0.3%)
J Sainsbury                                      102,378            484,931

Utilities -- electric (0.1%)
Scottish & Southern Energy                         8,982            137,745

Utilities -- natural gas (0.3%)
Centrica                                          91,080            402,962

Utilities -- telephone (0.6%)
BT Group                                         240,000            819,247

United States (2.5%)

Cable (1.5%)
NTL                                               32,028(b)       2,130,182

Leisure time & entertainment (1.0%)
Wynn Resorts                                      25,086(b)       1,458,751

Total common stocks
(Cost: $127,441,757)                                           $136,736,166

Total investments in securities
(Cost: $127,441,757)(f)                                        $136,736,166

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c)  Foreign security values are stated in U.S. dollars.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Oct. 31, 2004, the value of these securities amounted to $751,065 or 0.5% of net7 assets.

(e)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). Information concerning such security holdings at Oct. 31, 2004, is as follows:

     Security                               Acquisition                Cost
                                               date
     AirAsia                                 10-29-04              $169,897

(f) At Oct. 31, 2004, the cost of securities for federal income tax purposes was $129,022,399 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                    $ 9,382,966
     Unrealized depreciation                                     (1,669,199)
                                                                 ----------
     Net unrealized appreciation                                $ 7,713,767
                                                                -----------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com/funds.

--------------------------------------------------------------------------------
17   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2004 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Partners International Core Fund

Oct. 31, 2004
Assets
Investments in securities, at value (Note 1)
   (identified cost $127,441,757)                                                                          $136,736,166
Cash in bank on demand deposit                                                                                5,258,936
Foreign currency holdings (identified cost $2,069,066) (Note 1)                                               2,089,023
Capital shares receivable                                                                                        48,345
Dividends and accrued interest receivable                                                                       201,757
Receivable for investment securities sold                                                                       797,759
Unrealized appreciation on foreign currency contracts held, at value (Note 5)                                       761
                                                                                                                    ---
Total assets                                                                                                145,132,747
                                                                                                            -----------
Liabilities
Capital shares payable                                                                                           12,523
Payable for investment securities purchased                                                                   2,203,827
Unrealized depreciation on foreign currency contracts held, at value (Note 5)                                     2,697
Accrued investment management services fee                                                                        3,776
Accrued distribution fee                                                                                          1,308
Accrued transfer agency fee                                                                                         598
Accrued administrative services fee                                                                                 311
Other accrued expenses                                                                                          102,427
                                                                                                                -------
Total liabilities                                                                                             2,327,467
                                                                                                              ---------
Net assets applicable to outstanding capital stock                                                         $142,805,280
                                                                                                           ============
Represented by
Capital stock -- $.01 par value (Note 1)                                                                   $    203,383
Additional paid-in capital                                                                                  119,439,487
Undistributed net investment income                                                                             485,773
Accumulated net realized gain (loss)                                                                         13,358,421
Unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign currencies (Note 5)                                 9,318,216
                                                                                                              ---------
Total -- representing net assets applicable to outstanding capital stock                                   $142,805,280
                                                                                                           ============
Net assets applicable to outstanding shares:               Class A                                         $ 97,591,124
                                                           Class B                                         $ 21,998,053
                                                           Class C                                         $  1,535,888
                                                           Class I                                         $ 21,597,503
                                                           Class Y                                         $     82,712
Net asset value per share of outstanding capital stock:    Class A shares              13,879,271          $       7.03
                                                           Class B shares               3,168,563          $       6.94
                                                           Class C shares                 221,140          $       6.95
                                                           Class I shares               3,057,583          $       7.06
                                                           Class Y shares                  11,738          $       7.05
                                                                                           ------          ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
18   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2004 ANNUAL REPORT

Statement of operations
AXP Partners International Core Fund

Year ended Oct. 31, 2004
Investment income
Income:
Dividends                                                                      $ 2,773,772
Interest                                                                             6,687
   Less foreign taxes withheld                                                    (318,537)
                                                                                  --------
Total income                                                                     2,461,922
                                                                                 ---------
Expenses (Note 2):
Investment management services fee                                               1,015,577
Distribution fee
   Class A                                                                         205,952
   Class B                                                                         192,318
   Class C                                                                          13,300
Transfer agency fee                                                                176,582
Incremental transfer agency fee
   Class A                                                                          13,748
   Class B                                                                           8,819
   Class C                                                                             676
Service fee -- Class Y                                                                  39
Administrative services fees and expenses                                           88,536
Compensation of board members                                                        8,432
Custodian fees                                                                     185,484
Printing and postage                                                                44,605
Registration fees                                                                   54,866
Audit fees                                                                          19,000
Other                                                                                4,343
                                                                                     -----
Total expenses                                                                   2,032,277
   Earnings credits on cash balances (Note 2)                                         (410)
                                                                                      ----
Total net expenses                                                               2,031,867
                                                                                 ---------
Investment income (loss) -- net                                                    430,055
                                                                                   -------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                               14,382,864
   Foreign currency transactions                                                    19,364
                                                                                    ------
Net realized gain (loss) on investments                                         14,402,228
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies             (851,808)
                                                                                  --------
Net gain (loss) on investments and foreign currencies                           13,550,420
                                                                                ----------
Net increase (decrease) in net assets resulting from operations                $13,980,475
                                                                               -----------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
19   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2004 ANNUAL REPORT

Statements of changes in net assets
AXP Partners International Core Fund

Year ended Oct. 31,                                                                2004               2003
Operations and distributions
Investment income (loss) -- net                                               $    430,055         $   293,300
Net realized gain (loss) on investments                                         14,402,228           2,112,988
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies             (851,808)          9,314,640
                                                                                  --------           ---------
Net increase (decrease) in net assets resulting from operations                 13,980,475          11,720,928
                                                                                ----------          ----------
Distributions to shareholders from:
   Net investment income
      Class A                                                                     (959,673)            (63,590)
      Class B                                                                     (153,692)             (4,045)
      Class C                                                                      (10,500)               (313)
      Class Y                                                                         (328)                (40)
   Net realized gain
      Class A                                                                   (1,798,573)            (11,690)
      Class B                                                                     (399,619)               (949)
      Class C                                                                      (28,110)                (74)
      Class Y                                                                         (576)                 (7)
                                                                                ----------             -------
Total distributions                                                             (3,351,071)            (80,708)
                                                                                ----------             -------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                      33,453,461          33,184,929
   Class B shares                                                               11,041,005          11,992,775
   Class C shares                                                                  654,616             813,900
   Class I shares                                                               21,436,343                  --
   Class Y shares                                                                   57,000               2,000
Reinvestment of distributions at net asset value
   Class A shares                                                                1,694,626              18,752
   Class B shares                                                                  545,618               4,926
   Class C shares                                                                   37,180                 340
   Class Y shares                                                                      367                  16
Payments for redemptions
   Class A shares                                                               (8,891,860)         (2,113,284)
   Class B shares (Note 2)                                                      (4,479,194)         (1,248,245)
   Class C shares (Note 2)                                                        (221,610)            (32,261)
   Class I shares                                                                 (649,891)                 --
                                                                                ----------             -------
Increase (decrease) in net assets from capital share transactions               54,677,661          42,623,848
                                                                                ----------          ----------
Total increase (decrease) in net assets                                         65,307,065          54,264,068
Net assets at beginning of year                                                 77,498,215          23,234,147
                                                                                ----------          ----------
Net assets at end of year                                                     $142,805,280         $77,498,215
                                                                              ============         ===========
Undistributed net investment income                                           $    485,773         $   367,433
                                                                              ------------         -----------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
20   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2004 ANNUAL REPORT

Notes to Financial Statements

AXP Partners International Core Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Partners International Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Partners International Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in equity securities of foreign issuers.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o  Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

Effective March 4, 2004, the Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At Oct. 31, 2004, American Express Financial Corporation (AEFC) and the AXP Portfolio Builder Series funds owned 100% of Class I shares, which represents 15.12% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. Pursuant to procedures adopted by the Board of Directors of the funds, AEFC utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices,

--------------------------------------------------------------------------------
21   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2004 ANNUAL REPORT
as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value (NAV). Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of

--------------------------------------------------------------------------------
22   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2004 ANNUAL REPORT
foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Oct. 31, 2004, foreign currency holdings consisted of multiple denominations.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Illiquid securities

At Oct. 31, 2004, investments in securities included issues that are illiquid which the Fund currently limits to 10% of net assets, at market value, at the time of purchase. The aggregate value of such securities at Oct. 31, 2004, was $165,268, representing 0.12% of net assets. These securities are valued at fair value according to methods selected in good faith by the board. According to board guidelines, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.

Guarantees and indemnifications

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $812,478 and accumulated net realized gain has been decreased by $834,331 resulting in a net reclassification adjustment to increase paid-in capital by $21,853.

--------------------------------------------------------------------------------
23   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2004 ANNUAL REPORT

The tax character of distributions paid for the years indicated is as follows:

Year ended Oct. 31,                                     2004            2003
Class A
Distributions paid from:
      Ordinary income                               $2,547,810        $75,280
      Long-term capital gain                           210,436             --
Class B
Distributions paid from:
      Ordinary income                                  506,554          4,994
      Long-term capital gain                            46,757             --
Class C
Distributions paid from:
      Ordinary income                                   35,321            387
      Long-term capital gain                             3,289             --
Class I*
Distributions paid from:
      Ordinary income                                       --            N/A
      Long-term capital gain                                --            N/A
Class Y
Distributions paid from:
      Ordinary income                                      837             47
      Long-term capital gain                                67             --

* Inception date was March 4, 2004.

At Oct. 31, 2004, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                                      $5,451,601
Accumulated long-term gain (loss)                                  $9,961,038
Unrealized appreciation (depreciation)                             $7,749,771

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

--------------------------------------------------------------------------------
24   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2004 ANNUAL REPORT

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.97% to 0.845% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper International Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $48,163 for the year ended Oct. 31, 2004.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.08% to 0.055% annually as the Fund's assets increase. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

AEFC has Subadvisory Agreements with The Boston Company Asset Management, LLC and Marsico Capital Management, LLC. New investments in the Fund, net of any redemptions, are allocated in accordance with AEFC's determination of the allocation that is in the best interests of the shareholders. Each subadviser's proportionate share of investments in the Fund will vary due to market fluctuations.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.50

o  Class B $20.50

o  Class C $20.00

o  Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

--------------------------------------------------------------------------------
25   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2004 ANNUAL REPORT

In addition, AECSC is entitled to charge an annual closed account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $444,615 for Class A, $11,450 for Class B and $256 for Class C for the year ended Oct. 31, 2004.

AEFC and its affiliates have agreed to waive certain fees and expenses until Oct. 31, 2005. Under this agreement, net expenses will not exceed 1.75% for Class A, 2.52% for Class B, 2.52% for Class C, 1.35% for Class I and 1.58% for Class Y of the Fund's average daily net assets.

During the year ended Oct. 31, 2004, the Fund's custodian and transfer agency fees were reduced by $410 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $166,384,256 and $117,142,920, respectively, for the year ended Oct. 31, 2004. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                                    Year ended Oct. 31, 2004
                                              Class A        Class B       Class C       Class I*      Class Y
Sold                                        4,957,227      1,647,424        97,645      3,151,237        8,311
Issued for reinvested distributions           262,733         85,120         5,791             --           57
Redeemed                                   (1,318,902)      (673,505)      (33,401)       (93,654)          --
                                           ----------       --------       -------        -------        -----
Net increase (decrease)                     3,901,058      1,059,039        70,035      3,057,583        8,368
                                            ---------      ---------        ------      ---------        -----

* Inception date was March 4, 2004.
                                                                    Year ended Oct. 31, 2003
                                              Class A        Class B       Class C        Class I      Class Y
Sold                                        6,030,354      2,202,834       149,211            N/A          349
Issued for reinvested distributions             3,634            957            66            N/A            3
Redeemed                                     (382,371)      (222,231)       (5,573)           N/A           --
                                            ---------      ---------       -------      ---------        -----
Net increase (decrease)                     5,651,617      1,981,560       143,704            N/A          352
                                            ---------      ---------       -------      ---------        -----

--------------------------------------------------------------------------------
26   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2004 ANNUAL REPORT

5. FORWARD FOREIGN CURRENCY CONTRACTS

At Oct. 31, 2004, the Fund has forward foreign currency exchange contracts that obligate it to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contracts are as follows:

Exchange date       Currency to                Currency to      Unrealized         Unrealized
                   be delivered                be received    appreciation       depreciation
Nov. 1, 2004            311,070                    258,171            $ --             $2,357
                    Swiss Franc                U.S. Dollar
Nov. 1, 2004             59,776                     46,965             321                 --
                    U.S. Dollar     European Monetary Unit
Nov. 3, 2004            175,574                    146,706              --                340
                    Swiss Franc                U.S. Dollar
Nov. 3, 2004             39,968                     31,257              28                 --
                    U.S. Dollar     European Monetary Unit
Nov. 3, 2004            170,596                     92,920             163                 --
                    U.S. Dollar              British Pound
Nov. 3, 2004             22,365                     12,181              21                 --
                    U.S. Dollar              British Pound
Nov. 4, 2004              3,507                    371,557               4                 --
                    U.S. Dollar               Japanese Yen
Nov. 18, 2004           169,673                    644,759             224                 --
                    U.S. Dollar          Malaysian Ringgit
                                                                      ----             ------
Total                                                                 $761             $2,697
                                                                      ----             ------

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by The Bank of New York, whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 21, 2004. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.50% or the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with Deutsche Bank. The Fund had no borrowings outstanding during the year ended Oct. 31, 2004.

--------------------------------------------------------------------------------
27   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2004 ANNUAL REPORT

7. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                                   2004            2003            2002(b)
Net asset value, beginning of period                                          $6.34           $5.20           $5.03
                                                                              -----           -----           -----
Income from investment operations:
Net investment income (loss)                                                    .05             .02              --
Net gains (losses) (both realized and unrealized)                               .90            1.13             .17
                                                                              -----           -----           -----
Total from investment operations                                                .95            1.15             .17
                                                                              -----           -----           -----
Less distributions:
Dividends from net investment income                                           (.09)           (.01)             --
Distributions from realized gains                                              (.17)             --              --
                                                                              -----           -----           -----
Total distributions                                                            (.26)           (.01)             --
                                                                              -----           -----           -----
Net asset value, end of period                                                $7.03           $6.34           $5.20
                                                                              -----           -----           -----
Ratios/supplemental data
Net assets, end of period (in millions)                                         $98             $63             $22
Ratio of expenses to average daily net assets(c)                              1.73%           1.74%(d)        1.67%(d),(e)
Ratio of net investment income (loss) to average daily net assets              .51%            .73%          (1.01%)(e)
Portfolio turnover rate (excluding short-term securities)                      111%             58%              2%
Total return(f)                                                              15.39%          22.26%           3.38%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Oct. 3, 2002 (when shares became publicly available) to Oct. 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 2.21% and 5.51% for the periods ended Oct. 31, 2003 and 2002, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
28   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2004 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                                   2004            2003            2002(b)
Net asset value, beginning of period                                          $6.29           $5.20           $5.03
                                                                              -----           -----           -----
Income from investment operations:
Net gains (losses) (both realized and unrealized)                               .89            1.10             .17
                                                                              -----           -----           -----
Less distributions:
Dividends from net investment income                                           (.07)           (.01)             --
Distributions from realized gains                                              (.17)             --              --
                                                                              -----           -----           -----
Total distributions                                                            (.24)           (.01)             --
                                                                              -----           -----           -----
Net asset value, end of period                                                $6.94           $6.29           $5.20
                                                                              -----           -----           -----
Ratios/supplemental data
Net assets, end of period (in millions)                                         $22             $13              $1
Ratio of expenses to average daily net assets(c)                              2.51%           2.52%(d)        2.52%(d),(e)
Ratio of net investment income (loss) to average daily net assets             (.22%)           .04%          (1.46%)(e)
Portfolio turnover rate (excluding short-term securities)                      111%             58%              2%
Total return(f)                                                              14.41%          21.23%           3.38%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Oct. 3, 2002 (when shares became publicly available) to Oct. 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 2.98% and 6.28% for the periods ended Oct. 31, 2003 and 2002, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
29   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2004 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                                   2004            2003            2002(b)
Net asset value, beginning of period                                          $6.29           $5.20           $5.03
                                                                              -----           -----           -----
Income from investment operations:
Net gains (losses) (both realized and unrealized)                               .89            1.10             .17
                                                                              -----           -----           -----
Less distributions:
Dividends from net investment income                                           (.06)           (.01)             --
Distributions from realized gains                                              (.17)             --              --
                                                                              -----           -----           -----
Total distributions                                                            (.23)           (.01)             --
                                                                              -----           -----           -----
Net asset value, end of period                                                $6.95           $6.29           $5.20
                                                                              -----           -----           -----
Ratios/supplemental data
Net assets, end of period (in millions)                                          $2              $1            $ --
Ratio of expenses to average daily net assets(c)                              2.51%           2.52%(d)        2.51%(d),(e)
Ratio of net investment income (loss) to average daily net assets             (.24%)          (.01%)         (1.60%)(e)
Portfolio turnover rate (excluding short-term securities)                      111%             58%              2%
Total return(f)                                                              14.54%          21.23%           3.38%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Oct. 3, 2002 (when shares became publicly available) to Oct. 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 2.98% and 6.28% for the periods ended Oct. 31, 2003 and 2002, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
30   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2004 ANNUAL REPORT

Class I
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                          2004(b)
Net asset value, beginning of period                                 $6.91
                                                                     -----
Income from investment operations:
Net gains (losses) (both realized and unrealized)                      .15
                                                                     -----
Net asset value, end of period                                       $7.06
                                                                     -----
Ratios/supplemental data
Net assets, end of period (in millions)                                $22
Ratio of expenses to average daily net assets(c)                     1.29%(d)
Ratio of net investment income (loss) to average daily net assets     .78%(d)
Portfolio turnover rate (excluding short-term securities)             111%
Total return(e)                                                      2.17%(f)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

--------------------------------------------------------------------------------
31   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2004 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                                   2004            2003            2002(b)
Net asset value, beginning of period                                          $6.35           $5.20           $5.03
                                                                              -----           -----           -----
Income from investment operations:
Net investment income (loss)                                                    .06             .03              --
Net gains (losses) (both realized and unrealized)                               .91            1.13             .17
                                                                              -----           -----           -----
Total from investment operations                                                .97            1.16             .17
                                                                              -----           -----           -----
Less distributions:
Dividends from net investment income                                           (.10)           (.01)             --
Distributions from realized gains                                              (.17)             --              --
                                                                              -----           -----           -----
Total distributions                                                            (.27)           (.01)             --
                                                                              -----           -----           -----
Net asset value, end of period                                                $7.05           $6.35           $5.20
                                                                              -----           -----           -----
Ratios/supplemental data
Net assets, end of period (in millions)                                        $ --            $ --            $ --
Ratio of expenses to average daily net assets(c)                               1.57%           1.57%(d)        1.52%(d),(e)
Ratio of net investment income (loss) to average daily net assets               .37%            .86%           (.80%)(e)
Portfolio turnover rate (excluding short-term securities)                       111%             58%              2%
Total return(f)                                                               15.63%          22.48%           3.38%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Oct. 3, 2002 (when shares became publicly available) to Oct. 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 2.04% and 5.34% for the periods ended Oct. 31, 2003 and 2002, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
32   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2004 ANNUAL REPORT

Report of Independent
                Registered Public Accounting Firm

THE BOARD AND SHAREHOLDERS

AXP PARTNERS INTERNATIONAL SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Partners International Core Fund (a series of AXP Partners International Series, Inc.) as of October 31, 2004, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended October 31, 2004, and the financial highlights for each of the years in the two-year period ended October 31, 2004 and for the period from October 3, 2002 (when shares became publicly available) to October 31, 2002. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Partners International Core Fund as of October 31, 2004, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

December 20, 2004

--------------------------------------------------------------------------------
33   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2004 ANNUAL REPORT

Investments in Securities

AXP Partners International Select Value Fund

Oct. 31, 2004

(Percentages represent value of investments compared to net assets)

Common stocks (98.3%)(c)
Issuer                                            Shares           Value(a)

Australia (1.5%)

Airlines (0.2%)
Qantas Airways                                   770,700         $1,915,461

Banks and savings & loans (0.4%)
Australia & New Zealand
  Banking Group                                  218,900          3,342,918

Metals (0.9%)
BlueScope Steel                                1,440,000          8,332,816

Austria (1.2%)

Energy
OMV                                               42,250(d)      10,176,841

Belgium (2.5%)

Banks and savings & loans (0.9%)
KBC Bancassurance Holding                        104,000          7,645,356

Retail -- general (1.4%)
Delhaize Group                                   195,300         12,620,251

Telecom equipment & services (0.2%)
Belgacom                                          58,400(b)       2,152,185

Canada (5.2%)

Banks and savings & loans (2.0%)
Bank of Nova Scotia                              541,378         17,602,906

Industrial transportation (1.1%)
Canadian Natl Railway                             98,000          5,277,790
Canadian Pacific Railway                         161,000          4,548,822
Total                                                             9,826,612

Insurance (1.5%)
Manulife Financial                               276,400         12,908,804

Metals (0.6%)
Alcan                                            116,700          5,399,495

Denmark (1.0%)

Banks and savings & loans
Danske Bank                                      324,200          9,084,477

Finland (0.2%)

Telecom equipment & services
Nokia                                             87,500          1,353,657

France (12.6%)

Automotive & related (2.1%)
Peugeot                                           81,500          5,023,525
Renault                                          161,100         13,523,022
Total                                                            18,546,547

Banks and savings & loans (2.5%)
BNP Paribas                                      146,000          9,966,935
Credit Agricole                                  400,236         11,763,904
Total                                                            21,730,839

Energy (1.5%)
Total                                             64,100(d)      13,369,648

Insurance (2.2%)
Assurances Generales
  de France (AFG)                                285,300         19,056,653

Multi-industry (3.5%)
Sanofi-Aventis                                   246,126         18,046,230
Societe Generale                                 136,700         12,716,783
Total                                                            30,763,013

Utilities -- telephone (0.8%)
France Telecom                                   250,680          7,198,083

Germany (10.6%)

Automotive & related (2.5%)
Continental                                      291,500         15,964,549
Volkswagen                                       107,400          4,785,281
Total                                                            20,749,830

Banks and savings & loans (1.1%)
DEPFA Bank                                       620,600          9,529,440

Building materials & construction (0.9%)
HeidelbergCement                                 169,254          8,355,559

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2004 ANNUAL REPORT

Issuer                                            Shares           Value(a)

Germany (cont.)

Electronics (2.0%)
Epcos                                            297,300(b)      $4,523,255
Siemens                                          168,900         12,610,865
Total                                                            17,134,120

Health care products (0.7%)
Altana                                            46,800          2,372,057
Merck                                             72,600          4,056,898
Total                                                             6,428,955

Health care services (0.3%)
Fresenius Medical Care                            35,000          2,687,161

Insurance (0.7%)
AMB Generali Holding                              44,732          3,291,248
Hannover Rueckversicherung                        95,426          3,118,616
Total                                                             6,409,864

Machinery (1.0%)
MAN                                              265,000          9,189,450

Utilities -- electric (1.4%)
E.ON                                             154,900         12,641,840

Hong Kong (0.8%)

Utilities -- electric
CLP Holdings                                   1,180,500          6,779,689

Italy (4.9%)

Banks and savings & loans (1.9%)
Banca Intesa                                   1,497,475          6,150,904
Banco Popolare di
  Verona e Novara Scrl                            82,200          1,462,046
UniCredito Italiano                            1,646,700          8,870,966
Total                                                            16,483,916

Energy (2.8%)
Eni                                            1,087,100         24,760,753

Utilities -- telephone (0.2%)
Telecom Italia                                   627,165          2,094,579

Japan (27.5%)

Automotive & related (5.8%)
Honda Motor                                      334,500         16,184,464
Nissan Motor                                   1,384,300         15,632,569
Toyota Motor                                     510,200         19,912,361
Total                                                            51,729,394

Banks and savings & loans (3.6%)
Acom                                              38,000          2,388,017
Sumitomo                                         354,000          2,639,444
Sumitomo Mitsui Financial Group                    2,816         18,335,135
UFJ Holdings                                       1,734(b)       8,062,068
Total                                                            31,424,664

Beverages & tobacco (0.6%)
Japan Tobacco                                        600          5,278,775

Chemicals (0.4%)
Mitsui Chemicals                                 719,000          3,519,581

Electronics (1.1%)
Hitachi                                        1,390,000          8,761,387
Mitsubishi Electric                              162,000            759,327
Total                                                             9,520,714

Energy (0.7%)
Sumitomo Metal Inds                            4,790,000          5,793,990

Financial services (2.8%)
Aiful                                            122,050         12,202,693
Promise                                          196,000         12,483,841
Total                                                            24,686,534

Food (0.8%)
Nippon Meat Packers                              541,000          6,758,666

Health care products (0.9%)
Takeda Pharmaceutical                            125,400          6,067,360
Tanabe Seiyaku                                   210,000          1,911,075
Total                                                             7,978,435

Industrial transportation (0.9%)
East Japan Railway                                   300          1,579,097
Itochu                                         1,437,000(b)       6,192,326
Total                                                             7,771,423

Leisure time & entertainment (0.7%)
Sankyo/Gunma                                      44,900          1,799,055
SEGA SAMMY Holdings                               90,000(b)       4,184,464
Total                                                             5,983,519

Media (0.4%)
Nippon Telegraph & Telephone                         872          3,708,184

Metals (2.0%)
JFE Holdings                                     428,200         11,512,275
Kobe Steel                                     4,200,000          5,874,126
Total                                                            17,386,401

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
13 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2004 ANNUAL REPORT

Issuer                                            Shares           Value(a)

Japan (cont.)

Multi-industry (4.4%)
Canon                                            480,600        $23,752,958
Mitsubishi                                       324,000          3,585,371
Mitsui & Co                                      473,000          3,982,640
Sony                                             210,600          7,343,735
Total                                                            38,664,704

Paper & packaging (0.3%)
OJI Paper                                        446,000          2,549,896

Retail -- general (0.6%)
Circle K Sunkus                                  110,400(b)       2,655,150
UNY                                              296,000          2,967,832
Total                                                             5,622,982

Utilities -- electric (1.5%)
Kyushu Electric Power                            222,200          4,409,563
Tokyo Electric Power                             405,000          9,185,409
Total                                                            13,594,972

Luxembourg (2.5%)

Metals
Arcelor                                        1,147,680         21,661,433

Netherlands (2.8%)

Banks and savings & loans (2.5%)
ABN AMRO Holding                                 141,648          3,398,491
ING Groep                                        669,524         17,777,005
Total                                                            21,175,496

Energy (0.3%)
Royal Dutch Petroleum                             55,800          3,040,998

Norway (0.6%)

Chemicals (0.4%)
Yara Intl                                        295,100(b)       3,168,002

Telecom equipment & services (0.2%)
Telenor                                          215,000          1,716,280

Singapore (2.1%)

Electronics (0.8%)
Flextronics Intl                                 592,100(b)       7,134,805

Telecom equipment & services (1.3%)
Singapore Telecommunications                   8,010,786         11,660,113

Spain (3.2%)

Beverages & tobacco (0.6%)
Altadis                                          140,400          5,168,700

Energy (1.4%)
Repsol                                           621,500         13,511,665

Engineering & construction (0.4%)
ACS Actividades de
  Construccion y Servicios                       168,534          3,275,817

Utilities -- electric (0.8%)
Endesa                                           325,600          6,628,709

Sweden (2.2%)

Financial services (1.0%)
Nordea Bank                                      975,400          8,447,380

Paper & packaging (1.2%)
Svenska Cellulosa                                296,100         11,052,882

Switzerland (3.2%)

Banks and savings & loans (1.2%)
Credit Suisse Group                              300,400(b)      10,302,663

Electronics (0.6%)
Micronas Semiconductor Holding                   125,700(b)       4,947,990

Metals (1.4%)
Xstrata                                          824,590         12,804,710

United Kingdom (13.7%)

Banks and savings & loans (0.5%)
Lloyds TSB Group                                 584,700          4,631,113

Beverages & tobacco (1.4%)
British American Tobacco                         411,600          6,202,464
SABMiller ADR                                    400,000          5,774,058
Total                                                            11,976,522

Building materials & construction (1.7%)
Persimmon                                        300,000          3,407,099
RMC Group                                        735,400         11,494,046
Total                                                            14,901,145

Cellular telecommunications (1.1%)
Vodafone Group                                 3,680,800          9,436,076

Energy (2.2%)
BP                                             1,974,100         19,136,680

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
14 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2004 ANNUAL REPORT

Issuer                                            Shares           Value(a)

United Kingdom (cont.)

Engineering & construction (0.8%)
George Wimpey                                    813,000         $5,229,180
Taylor Woodrow                                   490,000          2,084,597
Total                                                             7,313,777

Health care products (1.9%)
GlaxoSmithKline                                  618,500         13,037,013
Shire Pharmaceuticals Group                      361,400          3,445,254
Total                                                            16,482,267

Insurance (1.7%)
Aviva                                          1,133,500         11,352,539
Royal & Sun Alliance
  Insurance Group                              2,530,300          3,475,827
Total                                                            14,828,366

Lodging & gaming (0.6%)
InterContinental Hotels Group                    445,932          5,461,900

Restaurants (1.3%)
Punch Taverns                                    450,000          4,573,120
Whitebread                                       485,800          7,249,174
Total                                                            11,822,294

Retail -- grocery (0.5%)
J Sainsbury                                    1,006,162          4,765,863

Total common stocks
(Cost: $678,077,759)                                           $864,698,198

Total investments in securities
(Cost: $678,077,759)(e)                                        $864,698,198

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c)  Foreign security values are stated in U.S. dollars.

(d) At Oct. 31, 2004, security was partially or fully on loan. See Note 5 to the financial statements.

(e) At Oct. 31, 2004, the cost of securities for federal income tax purposes was $683,049,452 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                   $187,396,404
     Unrealized depreciation                                     (5,747,658)
                                                                 ----------
     Net unrealized appreciation                               $181,648,746
                                                               ------------

     At Oct. 31, 2004, $519,050 was pledged as initial margin deposit on the following open stock index futures contracts (see Note 7 to the financial statements):

     Type of security                                             Contracts
     Purchase contracts

     Dow Jones Euro STOXX 50 Futures, Dec. 2004                          50
     Tokyo Price Index Futures, Dec. 2004                               100

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com/funds.

--------------------------------------------------------------------------------
15 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2004 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Partners International Select Value Fund

Oct. 31, 2004
Assets
Investments in securities, at value (Note 1)*
     (identified cost $678,077,759)                                                                    $864,698,198
Cash in bank on demand deposit                                                                           17,033,386
Foreign currency holdings (identified cost $4,390,644) (Note 1)                                           4,564,452
Capital shares receivable                                                                                   691,986
Dividends and accrued interest receivable                                                                 1,367,589
Receivable for investment securities sold                                                                   893,356
Margin deposits on futures contracts (Note 7)                                                               519,050
U.S. government securities held as collateral (Note 5)                                                   17,753,373
                                                                                                         ----------
Total assets                                                                                            907,521,390
                                                                                                        -----------
Liabilities
Capital shares payable                                                                                      375,762
Payable for investment securities purchased                                                               1,957,929
Unrealized depreciation on foreign currency contracts held, at value (Note 6)                             7,184,502
Payable upon return of securities loaned (Note 5)                                                        17,753,373
Accrued investment management services fee                                                                   20,851
Accrued distribution fee                                                                                     10,587
Accrued service fee                                                                                               1
Accrued transfer agency fee                                                                                   5,008
Accrued administrative services fee                                                                           1,767
Other accrued expenses                                                                                      149,669
                                                                                                            -------
Total liabilities                                                                                        27,459,449
                                                                                                         ----------
Net assets applicable to outstanding capital stock                                                     $880,061,941
                                                                                                       ============

--------------------------------------------------------------------------------
16 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2004 ANNUAL REPORT

Statement of assets and liabilities (continued)
AXP Partners International Select Value Fund

Oct. 31, 2004
Represented by
Capital stock -- $.01 par value (Note 1)                                                                      $  1,152,325
Additional paid-in capital                                                                                     662,045,409
Undistributed net investment income                                                                              1,904,276
Accumulated net realized gain (loss)                                                                            35,800,932
Unrealized appreciation (depreciation) on investments
     and on translation of assets and liabilities in foreign currencies (Notes 6 and 7)                        179,158,999
                                                                                                               -----------
Total -- representing net assets applicable to outstanding capital stock                                      $880,061,941
                                                                                                              ============
Net assets applicable to outstanding shares:                  Class A                                         $626,407,916
                                                              Class B                                         $219,316,011
                                                              Class C                                         $ 11,798,008
                                                              Class I                                         $ 22,052,586
                                                              Class Y                                         $    487,420
Net asset value per share of outstanding capital stock:       Class A shares              81,535,854          $       7.68
                                                              Class B shares              29,207,356          $       7.51
                                                              Class C shares               1,572,120          $       7.50
                                                              Class I shares               2,854,070          $       7.73
                                                              Class Y shares                  63,137          $       7.72
                                                                                              ------          ------------
* Including securities on loan, at value (Note 5)                                                             $ 16,970,554
                                                                                                              ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
17 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2004 ANNUAL REPORT

Statement of operations
AXP Partners International Select Value Fund

Year ended Oct. 31, 2004
Investment income
Income:
Dividends                                                                                              $ 17,068,598
Interest                                                                                                     60,222
Fee income from securities lending (Note 5)                                                                 430,812
     Less foreign taxes withheld                                                                         (2,030,320)
                                                                                                         ----------
Total income                                                                                             15,529,312
                                                                                                         ----------
Expenses (Note 2):
Investment management services fee                                                                        6,467,621
Distribution fee
     Class A                                                                                              1,251,975
     Class B                                                                                              1,947,966
     Class C                                                                                                101,585
Transfer agency fee                                                                                       1,423,908
Incremental transfer agency fee
     Class A                                                                                                109,794
     Class B                                                                                                 74,987
     Class C                                                                                                  3,405
Service fee -- Class Y                                                                                          359
Administrative services fees and expenses                                                                   549,050
Compensation of board members                                                                                 8,682
Custodian fees                                                                                              160,566
Printing and postage                                                                                        132,565
Registration fees                                                                                           134,587
Audit fees                                                                                                   20,000
Other                                                                                                        20,792
                                                                                                             ------
Total expenses                                                                                           12,407,842
     Earnings credits on cash balances (Note 2)                                                              (3,918)
                                                                                                             ------
Total net expenses                                                                                       12,403,924
                                                                                                         ----------
Investment income (loss) -- net                                                                           3,125,388
                                                                                                          ---------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
     Security transactions (Note 3)                                                                      36,995,871
     Foreign currency transactions                                                                       (7,068,505)
     Futures contracts                                                                                    1,802,544
                                                                                                          ---------
Net realized gain (loss) on investments                                                                  31,729,910
Net change in unrealized appreciation (depreciation) on investments
     and on translation of assets and liabilities in foreign currencies                                 102,183,190
                                                                                                        -----------
Net gain (loss) on investments and foreign currencies                                                   133,913,100
                                                                                                        -----------
Net increase (decrease) in net assets resulting from operations                                        $137,038,488
                                                                                                       ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
18 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2004 ANNUAL REPORT

Statements of changes in net assets
AXP Partners International Select Value Fund

Year ended Oct. 31,                                                                   2004                 2003
Operations
Investment income (loss) -- net                                                  $  3,125,388        $  2,226,290
Net realized gain (loss) on investments                                            31,729,910          (1,325,424)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies             102,183,190         103,465,485
                                                                                  -----------         -----------
Net increase (decrease) in net assets resulting from operations                   137,038,488         104,366,351
                                                                                  -----------         -----------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                        247,088,416         174,599,535
   Class B shares                                                                  73,466,294          65,931,126
   Class C shares                                                                   3,957,704           3,566,826
   Class I shares                                                                  25,184,988                  --
   Class Y shares                                                                     190,512             196,021
Payments for redemptions
   Class A shares                                                                 (81,001,881)        (45,985,481)
   Class B shares (Note 2)                                                        (43,510,360)        (20,704,394)
   Class C shares (Note 2)                                                         (1,915,249)           (685,078)
   Class I shares                                                                  (4,828,372)                 --
   Class Y shares                                                                     (19,852)            (10,512)
                                                                                      -------             -------
Increase (decrease) in net assets from capital share transactions                 218,612,200         176,908,043
                                                                                  -----------         -----------
Total increase (decrease) in net assets                                           355,650,688         281,274,394
Net assets at beginning of year                                                   524,411,253         243,136,859
                                                                                  -----------         -----------
Net assets at end of year                                                        $880,061,941        $524,411,253
                                                                                 ============        ============
Undistributed net investment income                                              $  1,904,276        $  4,916,130
                                                                                 ------------        ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
19 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2004 ANNUAL REPORT

Notes to Financial Statements

AXP Partners International Select Value Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Partners International Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Partners International Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in equity securities of issuers in countries that are part of the Morgan Stanley Capital International (MSCI) EAFE (Europe, Australia and the Far
East) Index and Canada.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o  Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

Effective March 4, 2004, the Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At Oct. 31, 2004, American Express Financial Corporation (AEFC) and the AXP Portfolio Builder Series funds owned 100% of Class I shares, which represented 2.51% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------
20 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2004 ANNUAL REPORT

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. Pursuant to procedures adopted by the Board of Directors of the funds, AEFC utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value (NAV). Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

--------------------------------------------------------------------------------
21 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2004 ANNUAL REPORT

Futures transactions

To gain exposure to or protect itself from market changes the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Oct. 31, 2004, foreign currency holdings consisted of multiple denominations, primarily Canadian Dollars and Singapore Dollars.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Guarantees and indemnifications

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

--------------------------------------------------------------------------------
22 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2004 ANNUAL REPORT

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $6,137,242 and accumulated net realized gain has been increased by $6,157,053 resulting in a net reclassification adjustment to decrease paid-in capital by $19,811.

The tax character of distributions paid for the years indicated is as follows:

Year ended Oct. 31,                                     2004       2003
Class A
Distributions paid from:
      Ordinary income                                    $--        $--
      Long-term capital gain                              --         --
Class B
Distributions paid from:
      Ordinary income                                     --         --
      Long-term capital gain                              --         --
Class C
Distributions paid from:
      Ordinary income                                     --         --
      Long-term capital gain                              --         --
Class I*
Distributions paid from:
      Ordinary income                                     --        N/A
      Long-term capital gain                              --        N/A
Class Y
Distributions paid from:
      Ordinary income                                     --         --
      Long-term capital gain                              --         --

* Inception date was March 4, 2004.

At Oct. 31, 2004, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                              $         --
Accumulated long-term gain (loss)                          $ 35,800,932
Unrealized appreciation (depreciation)                     $181,063,275

--------------------------------------------------------------------------------
23 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2004 ANNUAL REPORT

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.90% to 0.775% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper International Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the fee by $218,467 for the year ended Oct. 31, 2004.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.08% to 0.055% annually as the Fund's assets increase. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

AEFC has a Subadvisory Agreement with Alliance Capital Management L.P.

--------------------------------------------------------------------------------
24 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2004 ANNUAL REPORT

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.50

o  Class B $20.50

o  Class C $20.00

o  Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

In addition, AECSC is entitled to charge an annual closed account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $2,967,579 for Class A, $135,786 for Class B and $2,522 for Class C for the year ended Oct. 31, 2004.

During the year ended Oct. 31, 2004, the Fund's custodian and transfer agency fees were reduced by $3,918 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $388,001,705 and $161,023,599, respectively, for the year ended Oct. 31, 2004. Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with AEFC were $20,637 for the year ended Oct. 31, 2004.

--------------------------------------------------------------------------------
25 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2004 ANNUAL REPORT

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                                    Year ended Oct. 31, 2004
                                              Class A         Class B        Class C         Class I*          Class Y
Sold                                       35,111,341      10,670,642        575,829        3,482,399           26,551
Issued for reinvested distributions                --              --             --               --               --
Redeemed                                  (11,388,843)     (6,264,629)      (276,098)        (628,329)          (2,766)
                                          -----------      ----------       --------         --------           ------
Net increase (decrease)                    23,722,498       4,406,013        299,731        2,854,070           23,785
                                           ----------       ---------        -------        ---------           ------

* Inception date was March 4, 2004.
                                                                    Year ended Oct. 31, 2003
                                              Class A         Class B        Class C          Class I          Class Y
Sold                                       32,306,644      12,418,621        671,824              N/A           33,330
Issued for reinvested distributions                --              --             --              N/A               --
Redeemed                                   (8,808,321)     (3,886,539)      (125,425)             N/A           (1,968)
                                          -----------      ----------       --------         --------           ------
Net increase (decrease)                    23,498,323       8,532,082        546,399              N/A           31,362
                                           ----------       ---------        -------        ---------           ------

5. LENDING OF PORTFOLIO SECURITIES

At Oct. 31, 2004, securities valued at $16,970,554 were on loan to brokers. For collateral, the Fund received U.S. government securities valued at $17,753,373. Income from securities lending amounted to $430,812 for the year ended Oct. 31, 2004. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. FORWARD FOREIGN CURRENCY CONTRACTS

At Oct. 31, 2004, the Fund has forward foreign currency exchange contracts that obligate it to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contracts are as follows:

                      Currency to     Currency to     Unrealized     Unrealized
Exchange date        be delivered     be received    appreciation   depreciation
Dec. 15, 2004           4,150,000       3,302,904       $--         $  178,254
                      Swiss Franc     U.S. Dollar
Dec. 15, 2004          11,760,000       9,382,854        --            481,824
                      Swiss Franc     U.S. Dollar
Dec. 15, 2004          43,973,000       7,260,044        --            308,534
                     Danish Krone     U.S. Dollar
Dec. 15, 2004      17,505,000,000     160,471,192        --          5,352,342
                     Japanese Yen     U.S. Dollar
Dec. 15, 2004         131,540,000      17,730,750        --            863,548
                    Swedish Krona     U.S. Dollar
                                                        ---         ----------
Total                                                   $--         $7,184,502
                                                        ---         ----------

--------------------------------------------------------------------------------
26 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2004 ANNUAL REPORT

7. STOCK INDEX FUTURES CONTRACTS

At Oct. 31, 2004, $519,050 was held in a margin deposit account as collateral to cover initial margin deposits on 50 open purchase contracts denominated in Euros and 100 open purchase contracts denominated in Japanese Yen. The notional market value of the open purchase contracts at Oct. 31, 2004 was $12,009,607 with a net unrealized loss of $537,615. See "Summary of significant accounting policies" and "Notes to investments in securities."

8. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by The Bank of New York, whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 21, 2004. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.50% or the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with Deutsche Bank. The Fund had no borrowings outstanding during the year ended Oct. 31, 2004.

--------------------------------------------------------------------------------
27 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2004 ANNUAL REPORT

9. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                                   2004         2003         2002         2001(b)
Net asset value, beginning of period                                          $6.28        $4.75        $5.23        $5.14
                                                                              -----        -----        -----        -----
Income from investment operations:
Net investment income (loss)                                                    .01          .04          .02           --
Net gains (losses) (both realized and unrealized)                              1.39         1.49         (.50)         .09
                                                                              -----        -----        -----        -----
Total from investment operations                                               1.40         1.53         (.48)         .09
                                                                              -----        -----        -----        -----
Net asset value, end of period                                                $7.68        $6.28        $4.75        $5.23
                                                                              -----        -----        -----        -----
Ratios/supplemental data
Net assets, end of period (in millions)                                        $626         $363         $163          $16
Ratio of expenses to average daily net assets(c)                              1.52%        1.65%(d)     1.64%(d)     1.65%(d),(e)
Ratio of net investment income (loss) to average daily net assets              .65%         .87%         .77%       (1.33%)(e)
Portfolio turnover rate (excluding short-term securities)                       23%          18%          13%         --%
Total return(f)                                                              22.29%       32.21%       (9.18%)       1.75%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Sept. 28, 2001 (when shares became publicly available) to Oct. 31, 2001.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 1.68%, 1.82% and 10.15% for the periods ended Oct. 31, 2003, 2002 and 2001, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
28 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2004 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                                   2004         2003         2002         2001(b)
Net asset value, beginning of period                                          $6.18        $4.71        $5.22        $5.14
                                                                              -----        -----        -----        -----
Income from investment operations:
Net investment income (loss)                                                     --           --           --         (.01)
Net gains (losses) (both realized and unrealized)                              1.33         1.47         (.51)         .09
                                                                              -----        -----        -----        -----
Total from investment operations                                               1.33         1.47         (.51)         .08
                                                                              -----        -----        -----        -----
Net asset value, end of period                                                $7.51        $6.18        $4.71        $5.22
                                                                              -----        -----        -----        -----
Ratios/supplemental data
Net assets, end of period (in millions)                                        $219         $153          $77           $4
Ratio of expenses to average daily net assets(c)                              2.28%        2.42%(d)     2.41%(d)     2.42%(d),(e)
Ratio of net investment income (loss) to average daily net assets             (.10%)        .12%         .01%       (1.99%)(e)
Portfolio turnover rate (excluding short-term securities)                       23%          18%          13%         --%
Total return(f)                                                              21.52%       31.21%       (9.77%)       1.56%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Sept. 28, 2001 (when shares became publicly available) to Oct. 31, 2001.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 2.46%, 2.59% and 10.92% for the periods ended Oct. 31, 2003, 2002 and 2001, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
29 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2004 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                                   2004         2003         2002         2001(b)
Net asset value, beginning of period                                          $6.18        $4.71        $5.22        $5.14
                                                                              -----        -----        -----        -----
Income from investment operations:
Net investment income (loss)                                                     --           --           --         (.01)
Net gains (losses) (both realized and unrealized)                              1.32         1.47         (.51)         .09
                                                                              -----        -----        -----        -----
Total from investment operations                                               1.32         1.47         (.51)         .08
                                                                              -----        -----        -----        -----
Net asset value, end of period                                                $7.50        $6.18        $4.71        $5.22
                                                                              -----        -----        -----        -----
Ratios/supplemental data
Net assets, end of period (in millions)                                         $12           $8           $3          $--
Ratio of expenses to average daily net assets(c)                              2.28%        2.42%(d)     2.42%(d)     2.42%(d),(e)
Ratio of net investment income (loss) to average daily net assets             (.11%)        .13%         .02%       (2.06%)(e)
Portfolio turnover rate (excluding short-term securities)                       23%          18%          13%         --%
Total return(f)                                                              21.36%       31.21%       (9.77%)       1.56%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Sept. 28, 2001 (when shares became publicly available) to Oct. 31, 2001.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 2.47%, 2.59% and 10.92% for the periods ended Oct. 31, 2003, 2002 and 2001, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
30 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2004 ANNUAL REPORT

Class I
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                             2004(b)
Net asset value, beginning of period                                    $7.16
                                                                        -----
Income from investment operations:
Net investment income (loss)                                              .10
Net gains (losses) (both realized and unrealized)                         .47
                                                                        -----
Total from investment operations                                          .57
                                                                        -----
Net asset value, end of period                                          $7.73
                                                                        -----
Ratios/supplemental data
Net assets, end of period (in millions)                                   $22
Ratio of expenses to average daily net assets(c)                        1.08%(d)
Ratio of net investment income (loss) to average daily net assets        .90%(d)
Portfolio turnover rate (excluding short-term securities)                 23%
Total return(e)                                                         7.96%(f)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

--------------------------------------------------------------------------------
31 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2004 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                                   2004         2003         2002         2001(b)
Net asset value, beginning of period                                          $6.30        $4.76        $5.23        $5.14
                                                                              -----        -----        -----        -----
Income from investment operations:
Net investment income (loss)                                                    .02          .05          .03           --
Net gains (losses) (both realized and unrealized)                              1.40         1.49         (.50)         .09
                                                                              -----        -----        -----        -----
Total from investment operations                                               1.42         1.54         (.47)         .09
                                                                              -----        -----        -----        -----
Net asset value, end of period                                                $7.72        $6.30        $4.76        $5.23
                                                                              -----        -----        -----        -----
Ratios/supplemental data
Net assets, end of period (in millions)                                         $--          $--          $--          $--
Ratio of expenses to average daily net assets(c)                              1.35%        1.47%(d)     1.45%(d)     1.48%(d),(e)
Ratio of net investment income (loss) to average daily net assets              .85%         .88%        1.01%       (1.23%)(e)
Portfolio turnover rate (excluding short-term securities)                       23%          18%          13%          --%
Total return(f)                                                              22.54%       32.35%       (8.99%)       1.75%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Sept. 28, 2001 (when shares became publicly available) to Oct. 31, 2001.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 1.50%, 1.65% and 9.98% for the periods ended Oct. 31, 2003, 2002 and 2001, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
32 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2004 ANNUAL REPORT

Report of Independent
                  Registered Public Accounting Firm

THE BOARD AND SHAREHOLDERS

AXP PARTNERS INTERNATIONAL SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Partners International Select Value Fund (a series of AXP Partners International Series, Inc.) as of October 31, 2004, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended October 31, 2004, and the financial highlights for each of the years in the three-year period ended October 31, 2004 and for the period from September 28, 2001 (when shares became publicly available) to October 31, 2001. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Partners International Select Value Fund as of October 31, 2004, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

December 20, 2004

--------------------------------------------------------------------------------
33 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2004 ANNUAL REPORT

Investments in Securities

AXP Partners International Small Cap Fund

Oct. 31, 2004

(Percentages represent value of investments compared to net assets)

Common stocks (92.4%)(c)
Issuer                                            Shares           Value(a)

Australia (4.7%)

Food (0.3%)
AWB                                               67,724           $236,254

Industrial transportation (0.4%)
Adsteam Marine                                   258,353            322,983

Insurance (0.5%)
Promina Group                                    105,770            359,475

Media (1.3%)
APN News & Media                                  84,040            300,092
John Fairfax Holdings                            185,213            594,811
STW Communications Group                          77,697            186,125
Total                                                             1,081,028

Metals (1.2%)
Iluka Resources                                  196,340            720,202
Smorgon Steel Group                              216,536            202,624
Total                                                               922,826

Multi-industry (0.3%)
Mayne Group                                       74,280            244,666

Precious metals (--%)
Sons of Gwalia                                   280,090(b,d,e)          --

Textiles & apparel (0.7%)
Billabong Intl                                    64,460            506,675

Bahamas (0.2%)

Leisure time & entertainment
Steiner Leisure                                    6,600(b)         160,974

Belgium (0.5%)

Electronics
Barco                                              4,800            411,519

Brazil (0.3%)

Paper & packaging
Aracruz Celulose ADR                               6,140            206,795

Canada (4.7%)

Aerospace & defense (0.6%)
CAE                                              110,790           $453,931

Automotive & related (0.5%)
Linamar                                           34,810            378,997

Banks and savings & loans (0.5%)
Laurentian Bank of Canada                         19,940            416,679

Electronics (0.3%)
GSI Lumonics                                      22,140(b)         195,604

Energy equipment & services (0.6%)
Precision Drilling                                 7,970(b)         493,421

Food (0.8%)
North West Co Fund                                24,350            531,825
Sobeys                                             3,540             92,286
Total                                                               624,111

Media (0.8%)
Quebecor World                                    17,370            363,545
Torstar Cl B                                       7,980            143,953
Transcontinental Cl B                              5,500            108,338
Total                                                               615,836

Real estate investment trust (0.6%)
Legacy Hotels Real Estate
  Investment Trust                                83,500            441,531

China (1.9%)

Electronics (0.4%)
Ngai Lik Industrial Holdings                     956,000            307,068

Energy (0.4%)
China Oilfield Services                          936,000            273,586

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2004 ANNUAL REPORT

Issuer                                            Shares           Value(a)

China (cont.)

Multi-industry (0.7%)
Beijing Capital Intl Airport                     862,000           $310,100
Lerado Group Holding                           1,181,984            194,383
Total                                                               504,483

Textiles & apparel (0.4%)
Weiqiao Textile Cl H                             277,000            403,935

Denmark (2.6%)

Beverages & tobacco (0.8%)
Carlsberg Cl B                                    12,467            580,624

Engineering & construction (0.5%)
FLS Inds Cl B                                     29,800(b)         410,462

Multi-industry (0.4%)
ISS                                                6,440            343,727

Utilities -- electric (0.9%)
Vestas Wind Systems                               52,933(b)         658,462

Finland (2.9%)

Banks and savings & loans (0.2%)
OKO Bank Cl A                                     14,900            192,186

Computer software & services (0.5%)
TietoEnator                                       13,900            391,302

Health care services (0.6%)
Orion-Yhtyma Cl B                                 34,180            490,726

Machinery (1.0%)
KCI Konecranes Intl                                5,450            217,792
Metso                                             32,850            464,065
Total                                                               681,857

Multi-industry (0.6%)
Amer Group                                         9,540            460,219

France (4.2%)

Beverages & tobacco (0.7%)
Remy Cointreau                                    15,677            544,035

Computer software & services (0.2%)
GL Trade                                           5,300            180,805

Electronics (0.2%)
Nexans                                             5,400            189,468

Machinery (1.3%)
ALSTOM                                         1,410,360(b)         956,489

Media (0.8%)
NRJ Group                                         30,503            633,874

Multi-industry (0.7%)
Bacou-Dalloz                                       5,352            412,617
Cegedim                                            2,005            153,936
Total                                                               566,553

Retail -- general (0.3%)
Marionnaud Parfumeries                             7,300            212,229

Germany (3.0%)

Building materials & construction (0.5%)
Hochtief                                          13,845            368,494

Computer software & services (0.1%)
United Internet                                    2,508             61,200

Electronics (0.9%)
Aixtron                                           28,561(b)         123,528
ELMOS Semiconductor                               19,610            336,245
Funkwerk                                           4,363            188,702
Kontron                                            4,888(b)          44,721
Total                                                               693,196

Health care products (0.6%)
Celesio                                            4,300            312,695
Schwarz Pharma                                     4,950            187,170
Total                                                               499,865

Machinery (0.2%)
Heidelberger Druckmaschinen                        4,800(b)         138,258

Multi-industry (0.7%)
Jenoptik                                          55,593(b)         571,940

Greece (1.2%)

Banks and savings & loans (0.4%)
Bank of Piraeus                                   24,675            320,793

Building materials & construction (0.8%)
Aktor Technical                                   93,120            327,680
Titan Cement                                      10,600            280,227
Total                                                               607,907

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
13   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2004 ANNUAL REPORT

Issuer                                            Shares           Value(a)

Hong Kong (6.3%)

Banks and savings & loans (0.9%)
DAH Sing Financial                                55,600           $400,036
Wing Hang Bank                                    19,500            133,411
Wing Lung Bank                                    17,400            134,133
Total                                                               667,580

Electronics (0.9%)
ASM Pacific Technology                            96,500            313,058
Techtronic Inds                                  176,000            350,494
Total                                                               663,552

Health care products (0.7%)
China Pharmaceutical Group                       813,714            199,683
Far East Pharmaceutical
  Technology                                   1,181,200(b,d,e)          --
Moulin Intl Holdings                             686,000            374,584
Total                                                               574,267

Media (0.6%)
Asia Satellite
  Telecommunications Holdings                    109,500            213,842
i-CABLE Communications                           615,000            235,071
Total                                                               448,913

Multi-industry (0.9%)
First Pacific                                    644,000(b)         175,825
Hopewell Holdings                                153,000            329,262
Li & Fung                                        116,000            171,393
Total                                                               676,480

Real estate investment trust (0.2%)
Hang Lung Group                                   98,000            160,536

Retail -- general (0.5%)
Giordano Intl                                    710,000            396,812

Textiles & apparel (0.9%)
Fountain Set Holdings                            484,000            363,780
Texwinca Holdings                                352,823            319,582
Total                                                               683,362

Utilities -- electric (0.8%)
China Power Intl Holding                         667,300(b)         261,491
China Resources Power Holdings                   642,000            367,055
Total                                                               628,546

India (1.2%)

Automotive & related (0.5%)
Tata Motors                                       41,840(b)         387,020

Building materials & construction (0.2%)
Gujarat Ambuja Cements GDR                        21,060            158,266

Computer software & services (0.5%)
Satyam Computer Services                          13,910            365,416

Indonesia (0.3%)

Telecom equipment & services
Indonesian Satellite                             404,000            210,231

Israel (0.6%)

Electronics
Orbotech                                          26,550(b)         448,961

Italy (3.4%)

Automotive & related (0.4%)
Brembo                                            42,100            305,450

Banks and savings & loans (0.5%)
Banca Popolare di Milano                          31,800            224,209
Banco Popolare di Verona
  e Novara Scrl                                    9,960            177,153
Total                                                               401,362

Engineering & construction (0.3%)
Permasteelisa                                     15,600            255,311

Health care products (0.9%)
Recordati                                          9,600            219,887
Sorin                                            162,909(b)         485,708
Total                                                               705,595

Media (0.4%)
Caltagirone Editore                               37,950            323,901

Textiles & apparel (0.7%)
Tod's                                             13,220            524,067

Utilities -- electric (0.2%)
Hera                                              44,600            123,557

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
14   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2004 ANNUAL REPORT

Issuer                                            Shares           Value(a)

Japan (17.6%)

Airlines (0.5%)
Japan Airport Terminal                            43,000           $404,725

Banks and savings & loans (3.3%)
77 Bank                                          122,000            727,480
Aichi Bank                                         4,700            357,097
Bank of Nagoya                                    39,000            202,703
Joyo Bank                                         77,000            343,451
Shiga Bank                                        70,000            368,456
Suruga Bank                                       65,000            500,614
Total                                                             2,499,801

Chemicals (1.9%)
Fujimi                                            11,000            276,507
Taiyo Ink Mfg                                     14,100            515,658
Takasago Intl                                     53,000            254,933
Tokyo Ohka Kogyo                                  24,900            460,022
Total                                                             1,507,120

Computer software & services (1.6%)
Ines                                               3,800             30,667
Meitec                                             8,000            301,644
NEC Soft                                          20,500            509,497
Obic                                               1,500            281,941
OBIC Business Consultants                          2,500            129,938
Total                                                             1,253,687

Electronics (1.2%)
eAccess                                              144(b)         128,051
Futaba Chiba                                      15,000            357,210
Hitachi Medical                                    4,000             54,394
Hosiden                                           32,500            363,944
Total                                                               903,599

Financial services (0.3%)
Japan Securities Finance                          36,000            226,233

Food (0.1%)
Kikkoman                                          11,000             96,882

Health care products (3.1%)
Asahi Intecc                                       4,100            148,393
Hogy Medical                                       4,500            184,559
Kobayashi Pharmaceutical                          24,000            599,886
Mochida Pharmaceutical                            56,000            339,218
Nippon Shinyaku                                   42,000            303,629
Ono Pharmaceutical                                 3,000            140,900
Tanabe Seiyaku                                    41,600            378,574
Towa Pharmaceutical                               13,000            244,472
Total                                                             2,339,631

Household products (0.7%)
Milbon                                            10,100            284,427
Sangetsu                                           6,600            153,430
Toto                                               9,000             80,798
Total                                                               518,655

Industrial services (0.5%)
Disco                                              9,300            415,696

Leisure time & entertainment (0.2%)
Avex Group Holdings                               12,700            163,821

Machinery (1.8%)
Ebara                                             78,000            361,180
Eneserve                                           5,200            196,560
Komori                                            11,000            151,871
Mori Seiki                                        35,000            264,600
THK                                               22,700            395,138
Total                                                             1,369,349

Media (0.2%)
Asatsu-DK                                          6,400            182,045

Multi-industry (1.4%)
Hokuto                                            17,600            322,994
Noritsu Koki                                         200              4,240
Sohgo Security Services                           32,400            442,737
Tokyo Individualized
  Educational Institute                           15,280            298,178
Total                                                             1,068,149

Paper & packaging (0.5%)
Toppan Forms                                      35,300            424,988

Retail -- general (0.3%)
Kose                                               6,690            261,733

Luxembourg (0.2%)

Multi-industry
Thiel Logistik                                    26,750(b)         151,294

Mexico (0.9%)

Beverages & tobacco (0.2%)
Grupo Continental                                102,080            159,272

Household products (0.4%)
Kimberly-Clark de Mexico Cl A                    100,300            300,122

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
15   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2004 ANNUAL REPORT

Issuer                                            Shares           Value(a)

Mexico (cont.)

Multi-industry (0.3%)
Grupo Aeroportuario
  del Sureste ADR                                  9,780           $224,060

Netherlands (5.0%)

Building materials & construction (0.2%)
AM                                                22,000            176,790

Computer software & services (0.3%)
Unit 4 Agresso                                    15,898(b)         233,945

Health care products (0.6%)
OPG Groep                                          8,400            452,518

Machinery (0.5%)
IHC Caland                                         6,200            356,136

Multi-industry (2.3%)
Aalberts Inds                                     16,593            619,773
Arcadis                                           12,480            183,808
Imtech                                            19,920            537,321
Vedior                                            33,510            493,971
Total                                                             1,834,873

Telecom equipment & services (0.3%)
Draka Holding                                     21,403            260,179

Utilities -- telephone (0.8%)
Equant                                           138,936(b)         581,349

New Zealand (0.9%)

Airlines (0.2%)
Air New Zealand                                  135,451(b)         143,752

Paper & packaging (0.3%)
Carter Holt Harvey                               208,803            307,380

Retail -- general (0.4%)
Warehouse Group                                   97,890            273,463

Norway (0.7%)

Energy equipment & services
Prosafe                                           23,410            572,593

Philippines (0.2%)

Utilities -- telephone
Philippine Long Distance Telephone                 6,680(b)         166,911

Singapore (1.9%)

Electronics (0.1%)
Huan Hsin Holdings                               131,000             65,004

Food (0.7%)
Want Want Holdings                               531,930            521,291

Health care products (0.5%)
Osim Intl                                        674,800            381,518

Media (--%)
SembCorp Logistics                                14,000             19,451

Telecom equipment & services (0.6%)
Datacraft Asia                                   189,700(b)         153,657
MobileOne                                        308,000            307,519
Total                                                               461,176

South Korea (4.4%)

Automotive & related (0.6%)
Halla Climate Control                             51,660            450,181

Banks and savings & loans (2.0%)
Daegu Bank                                        80,090            479,602
Daewoo Securities                                104,320(b)         299,296
Korea Exchange Bank                               28,150(b)         187,440
Pusan Bank                                        83,270            524,693
Total                                                             1,491,031

Beverages & tobacco (0.1%)
Kook Soon Dang Brewery                             9,778            115,796

Building materials & construction (0.1%)
Hanil Cement Mfg                                   2,590            109,378

Electronics (0.4%)
Daeduck Electronics                               43,850            317,455

Financial services (0.1%)
Samsung Securities                                 6,690            114,505

Household products (0.4%)
LG Household & Health Care                        10,558            271,770

Media (0.2%)
Cheil Communications                               1,250            165,348

Paper & packaging (0.5%)
Hansol Paper                                      39,900            361,965

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
16   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2004 ANNUAL REPORT

Issuer                                            Shares           Value(a)

Spain (2.3%)

Engineering & construction (0.3%)
ACS Actividades de
  Construccion y Servicios                         9,984           $194,060

Industrial transportation (0.8%)
Transportes Azkar                                 77,870            617,783

Lodging & gaming (0.7%)
Sol Melia                                         58,890            515,433

Multi-industry (0.5%)
Prosegur, Compania de Seguridad                   24,600            424,955

Sweden (3.0%)

Computer software & services (0.5%)
Teleca                                            84,970(b)         353,221

Financial services (0.9%)
D. Carnegie & Co                                  37,310            379,832
Kungsleden                                        10,630            347,950
Total                                                               727,782

Health care products (0.2%)
Medivir Cl B                                       9,710(b)         125,624

Media (0.8%)
Enrio                                             46,820            397,206
Modern Times Group Cl B                            9,650(b)         214,902
Total                                                               612,108

Multi-industry (0.6%)
Observer                                         126,560            501,058

Switzerland (3.2%)

Banks and savings & loans (0.6%)
Julius Baer Holding                                  666            186,859
Vontobel Holding                                  13,660            291,162
Total                                                               478,021

Chemicals (0.5%)
Gurit-Heberlein                                      540            395,729

Electronics (0.2%)
Micronas Semiconductor Holding                     3,380(b)         133,049

Food (0.3%)
Lindt & Spruengli                                    190            232,487

Health care products (0.2%)
Bachem Holding Cl B                                2,920            163,119

Insurance (0.9%)
Baloise Holding                                   12,106            481,097
Helvetia Patria Holding                            1,606            255,561
Total                                                               736,658

Leisure time & entertainment (0.2%)
Kuoni Reisen Holding                                 320            121,675

Machinery (0.3%)
SIG Holding                                        1,190            223,250

Taiwan (1.1%)

Computer hardware (0.2%)
Compal Electronics                               162,080            145,646

Furniture & appliances (0.2%)
Taiwan Fu Hsing Industrial                       147,000            138,260

Industrial services (0.3%)
Fu Sheng Industrial                              169,000            245,514

Leisure time & entertainment (0.4%)
Giant Mfg                                        195,000            283,870

Thailand (0.3%)

Energy equipment & services
PTT Public                                        58,800            248,889

United Kingdom (12.6%)

Aerospace & defense (--%)
Radstone Technology                                1,901             12,297

Airlines (0.6%)
easyJet                                          165,900(b)         480,178

Building materials & construction (1.2%)
Novar                                            439,936            962,081

Chemicals (0.2%)
Yule Catto & Co                                   39,900            184,961

Computer software & services (1.4%)
Dimension Data Holdings                          284,200(b)         156,682
Misys                                            179,050            708,260
SurfControl                                       19,874(b)         204,526
Total                                                             1,069,468

Energy equipment & services (0.3%)
Expro Intl Group                                  38,053            251,245

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
17   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2004 ANNUAL REPORT

Issuer                                            Shares           Value(a)

United Kingdom (cont.)

Financial services (1.0%)
John D Wood & Co                                 284,975(b)        $751,508

Food (0.8%)
Geest                                             63,370            638,174

Health care products (0.6%)
Bespak                                            13,656            114,133
Cambridge Antibody  Technology Group              28,400(b)         349,677
Total                                                               463,810

Industrial services (0.7%)
PHS Group                                        291,492            374,973
VT Group                                          30,313            151,382
Total                                                               526,355

Industrial transportation (0.9%)
Avis Europe                                      280,220            325,713
FirstGroup                                        72,100            380,933
Total                                                               706,646

Insurance (1.3%)
Benfield Group ADR                                 3,576(b)          17,628
Hiscox                                           106,070            311,880
Homeserve                                         23,244            287,262
Jardine Lloyd Thompson Group                      44,800            377,890
Total                                                               994,660

Machinery (0.8%)
Bodycote Intl                                    236,845            631,113

Media (0.4%)
Capital Radio                                     22,900            172,963
GWR Group                                         24,841            119,946
Total                                                               292,909

Multi-industry (1.9%)
Aggreko                                          142,000            391,430
De La Rue                                         68,900            408,974
Group 4 Securicor                                151,600(b)         324,564
Kidde                                             86,180            266,067
Total                                                             1,391,035

Paper & packaging (0.3%)
DS Smith                                          91,200            233,800

Textiles & apparel (0.2%)
Burberry Group                                    22,300            160,132

Total common stocks
(Cost: $65,497,313)                                             $71,471,416

Preferred stock (0.3%)(c)
Issuer                                            Shares           Value(a)

Hugo Boss                                          7,310           $195,028

Total preferred stock
(Cost: $77,217)                                                    $195,028

Total investments in securities
(Cost: $65,574,530)(f)                                          $71,666,444

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
18   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2004 ANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c)  Foreign security values are stated in U.S. dollars.

(d)  Negligible market value.

(e)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). Information concerning such security holdings at Oct. 31, 2004, is as follows:

     Security                                      Acquisition            Cost
                                                      dates

     Far East Pharmaceutical Technology      03-10-04 thru 06-08-04   $163,792
     Sons of Gwalia                          09-30-02 thru 07-23-04    501,662

(f) At Oct. 31, 2004, the cost of securities for federal income tax purposes was $65,833,569 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                       $ 8,371,846
     Unrealized depreciation                                        (2,538,971)
                                                                    ----------
     Net unrealized appreciation                                   $ 5,832,875
                                                                   -----------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com/funds.

--------------------------------------------------------------------------------
19   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2004 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Partners International Small Cap Fund

Oct. 31, 2004
Assets
Investments in securities, at value (Note 1)
   (identified cost $65,574,530)                                                                                $71,666,444
Cash in bank on demand deposit                                                                                    4,882,614
Foreign currency holdings (identified cost $198,924) (Note 1)                                                       201,733
Capital shares receivable                                                                                            37,343
Dividends and accrued interest receivable                                                                            95,456
Receivable for investment securities sold                                                                         1,056,032
Unrealized appreciation on foreign currency contracts held, at value (Note 5)                                       159,482
                                                                                                                    -------
Total assets                                                                                                     78,099,104
                                                                                                                 ----------
Liabilities
Capital shares payable                                                                                               13,815
Payable for investment securities purchased                                                                         262,235
Unrealized depreciation on foreign currency contracts held, at value (Note 5)                                       348,989
Accrued investment management services fee                                                                            2,351
Accrued distribution fee                                                                                                723
Accrued transfer agency fee                                                                                             391
Accrued administrative services fee                                                                                     168
Other accrued expenses                                                                                               94,036
                                                                                                                     ------
Total liabilities                                                                                                   722,708
                                                                                                                    -------
Net assets applicable to outstanding capital stock                                                              $77,376,396
                                                                                                                ===========
Represented by
Capital stock -- $.01 par value (Note 1)                                                                        $    98,087
Additional paid-in capital                                                                                       66,833,228
Undistributed net investment income                                                                                 149,182
Accumulated net realized gain (loss)                                                                              4,386,388
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                             5,909,511
                                                                                                                  ---------
Total -- representing net assets applicable to outstanding capital stock                                        $77,376,396
                                                                                                                ===========
Net assets applicable to outstanding shares:                Class A                                             $53,310,958
                                                            Class B                                             $12,742,956
                                                            Class C                                             $   564,033
                                                            Class I                                             $10,684,163
                                                            Class Y                                             $    74,286
Net asset value per share of outstanding capital stock:     Class A shares                    6,744,610         $      7.90
                                                            Class B shares                    1,637,077         $      7.78
                                                            Class C shares                       72,292         $      7.80
                                                            Class I shares                    1,345,331         $      7.94
                                                            Class Y shares                        9,371         $      7.93
                                                                                                  -----         -----------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
20   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2004 ANNUAL REPORT

Statement of operations
AXP Partners International Small Cap Fund

Year ended Oct. 31, 2004
Investment income
Income:
Dividends                                                                                                        $1,450,426
Interest                                                                                                              5,697
   Less foreign taxes withheld                                                                                     (147,522)
                                                                                                                   --------
Total income                                                                                                      1,308,601
                                                                                                                  ---------
Expenses (Note 2):
Investment management services fee                                                                                  600,389
Distribution fee
   Class A                                                                                                          105,681
   Class B                                                                                                           95,201
   Class C                                                                                                            4,458
Transfer agency fee                                                                                                  93,168
Incremental transfer agency fee
   Class A                                                                                                            7,455
   Class B                                                                                                            4,454
   Class C                                                                                                              263
Service fee -- Class Y                                                                                                   74
Administrative services fees and expenses                                                                            46,103
Compensation of board members                                                                                         6,307
Custodian fees                                                                                                      272,331
Printing and postage                                                                                                 34,560
Registration fees                                                                                                    51,175
Audit fees                                                                                                           18,000
Other                                                                                                                 4,050
                                                                                                                      -----
Total expenses                                                                                                    1,343,669
   Expenses waived/reimbursed by AEFC (Note 2)                                                                     (177,750)
                                                                                                                   --------
                                                                                                                  1,165,919
   Earnings credits on cash balances (Note 2)                                                                           (87)
                                                                                                                        ---
Total net expenses                                                                                                1,165,832
                                                                                                                  ---------
Investment income (loss) -- net                                                                                     142,769
                                                                                                                    -------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                                 4,481,753
   Foreign currency transactions                                                                                    (24,685)
                                                                                                                    -------
Net realized gain (loss) on investments                                                                           4,457,068
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                             1,084,346
                                                                                                                  ---------
Net gain (loss) on investments and foreign currencies                                                             5,541,414
                                                                                                                  ---------
Net increase (decrease) in net assets resulting from operations                                                  $5,684,183
                                                                                                                 ==========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
21   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2004 ANNUAL REPORT

Statements of changes in net assets
AXP Partners International Small Cap Fund

Year ended Oct. 31,                                                                         2004                    2003
Operations and distributions
Investment income (loss) -- net                                                         $   142,769             $    73,403
Net realized gain (loss) on investments                                                   4,457,068               2,407,742
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                     1,084,346               4,608,021
                                                                                          ---------               ---------
Net increase (decrease) in net assets resulting from operations                           5,684,183               7,089,166
                                                                                          ---------               ---------
Distributions to shareholders from:
   Net investment income
      Class A                                                                              (136,207)                     --
      Class B                                                                               (15,932)                     --
      Class C                                                                                  (304)                     --
      Class Y                                                                                  (358)                     --
   Net realized gain
      Class A                                                                            (2,009,229)                     --
      Class B                                                                              (376,571)                     --
      Class C                                                                               (18,142)                     --
      Class Y                                                                                (4,428)                     --
                                                                                          ---------               ---------
Total distributions                                                                      (2,561,171)                     --
                                                                                          ---------               ---------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                               29,650,307               9,059,867
   Class B shares                                                                        10,458,754               3,416,618
   Class C shares                                                                           484,173                 138,224
   Class I shares                                                                        13,452,352                      --
   Class Y shares                                                                            11,700                  29,000
Reinvestment of distributions at net asset value
   Class A shares                                                                         1,070,049                      --
   Class B shares                                                                           386,371                      --
   Class C shares                                                                            17,257                      --
   Class Y shares                                                                             3,705                      --
Payments for redemptions
   Class A shares                                                                        (5,473,372)               (506,583)
   Class B shares (Note 2)                                                               (2,484,921)               (161,164)
   Class C shares (Note 2)                                                                 (110,394)                (66,272)
   Class I shares                                                                        (2,960,364)                     --
   Class Y shares                                                                           (11,966)                     --
                                                                                          ---------               ---------
Increase (decrease) in net assets from capital share transactions                        44,493,651              11,909,690
                                                                                         ----------              ----------
Total increase (decrease) in net assets                                                  47,616,663              18,998,856
Net assets at beginning of year                                                          29,759,733              10,760,877
                                                                                         ----------              ----------
Net assets at end of year                                                               $77,376,396             $29,759,733
                                                                                        ===========             ===========
Undistributed net investment income                                                     $   149,182             $    69,299
                                                                                        -----------             -----------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
22   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2004 ANNUAL REPORT

Notes to Financial Statements

AXP Partners International Small Cap Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Partners International Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Partners International Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in equity securities of non-U.S. companies.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o  Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

Effective March 4, 2004, the Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At Oct. 31, 2004, American Express Financial Corporation (AEFC) and the AXP Portfolio Builder Series funds owned 100% of Class I shares, which represents 13.81% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------
23   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2004 ANNUAL REPORT

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. Pursuant to procedures adopted by the Board of Directors of the funds, AEFC utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value (NAV). Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

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24   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2004 ANNUAL REPORT

Futures transactions

To gain exposure to or protect itself from market changes the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Oct. 31, 2004, foreign currency holdings consisted of multiple denominations, primarily Taiwan Dollars.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Illiquid securities

At Oct. 31, 2004, investments in securities included issues that are illiquid which the Fund currently limits to 10% of net assets, at market value, at the time of purchase. The aggregate value of such securities at Oct. 31, 2004 was $0. These securities are valued at fair value according to methods selected in good faith by the board. According to board guidelines, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.

Guarantees and indemnifications

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any

--------------------------------------------------------------------------------
25   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2004 ANNUAL REPORT
future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $89,915 and accumulated net realized gain has been decreased by $53,778 resulting in a net reclassification adjustment to decrease paid-in capital by $36,137.

The tax character of distributions paid for the years indicated is as follows:

Year ended Oct. 31,                                     2004               2003
Class A
Distributions paid from:
      Ordinary income                               $1,984,627             $--
      Long-term capital gain                           160,809              --
Class B
Distributions paid from:
      Ordinary income                                  362,363              --
      Long-term capital gain                            30,140              --
Class C
Distributions paid from:
      Ordinary income                                   16,994              --
      Long-term capital gain                             1,452              --
Class I*
      Ordinary income                                       --             N/A
      Long-term capital gain                                --             N/A
Class Y
Distributions paid from:
      Ordinary income                                    4,432              --
      Long-term capital gain                               354              --

* Inception date was March 4, 2004.

At Oct. 31, 2004, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                                       $3,290,870
Accumulated long-term gain (loss)                                   $1,314,940
Unrealized appreciation (depreciation)                              $5,839,271

--------------------------------------------------------------------------------
26   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2004 ANNUAL REPORT

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 1.12% to 0.995% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper International Small-Cap Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $35,481 for the year ended Oct. 31, 2004.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.08% to 0.055% annually as the Fund's assets increase. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

AEFC has Subadvisory Agreements with Templeton Investment Counsel, LLC and Wellington Management Company, LLP. New investments in the Fund, net of any redemptions, are allocated in accordance with AEFC's determination of the allocation that is in the best interests of the Fund's shareholders. Each subadviser's proportionate share of investments in the Fund will vary due to market fluctuations.

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27   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2004 ANNUAL REPORT

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.50

o  Class B $20.50

o  Class C $20.00

o  Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

In addition, AECSC is entitled to charge an annual closed account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $319,265 for Class A, $5,255 for Class B and $236 for Class C for the year ended Oct. 31, 2004.

For the year ended Oct. 31, 2004, AEFC and its affiliates waived certain fees and expenses to 1.94% for Class A, 2.71% for Class B, 2.71% for Class C, 1.55% for Class I and 1.78% for Class Y. In addition, AEFC and its affiliates have agreed to waive certain fees and expenses until Oct. 31, 2005. Under this agreement, net expenses will not exceed 1.95% for Class A, 2.72% for Class B, 2.72% for Class C, 1.56% for Class I and 1.78% for Class Y of the Fund's average daily net assets.

During the year ended Oct. 31, 2004, the Fund's custodian and transfer agency fees were reduced by $87 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $73,423,731 and $34,545,641, respectively, for the year ended Oct. 31, 2004. Realized gains and losses are determined on an identified cost basis.

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28   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2004 ANNUAL REPORT

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                            Year ended Oct. 31, 2004
                                             Class A      Class B     Class C     Class I*   Class Y
Sold                                       3,874,878    1,381,194      63,636    1,738,018     1,547
Issued for reinvested distributions          149,240       54,419       2,423           --       516
Redeemed                                    (714,526)    (330,974)    (14,615)    (392,687)   (1,543)
                                            --------     --------     -------     --------    ------
Net increase (decrease)                    3,309,592    1,104,639      51,444    1,345,331       520
                                           ---------    ---------      ------    ---------       ---
* Inception date was March 4, 2004.
                                                            Year ended Oct. 31, 2003
                                             Class A      Class B     Class C      Class I   Class Y
Sold                                       1,436,856      534,719      24,378          N/A     4,793
Issued for reinvested distributions               --           --          --          N/A        --
Redeemed                                     (82,672)     (27,147)     (9,782)         N/A        --
                                             -------      -------      ------       ------     -----
Net increase (decrease)                    1,354,184      507,572      14,596          N/A     4,793
                                           ---------      -------      ------       ------     -----

5. FORWARD FOREIGN CURRENCY CONTRACTS

At Oct. 31, 2004, the Fund has forward foreign currency exchange contracts that obligate it to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contracts are as follows:

                                 Currency to             Currency to            Unrealized        Unrealized
Exchange date                   be delivered             be received           appreciation      depreciation
Nov. 1, 2004                          47,407                  60,258               $ --             $   404
                      European Monetary Unit             U.S. Dollar
Nov. 1, 2004                          64,292               6,840,205                348                  --
                                 U.S. Dollar            Japanese Yen
Nov. 2, 2004                       1,877,416                  17,662                 --                  79
                                Japanese Yen             U.S. Dollar
Nov. 2, 2004                          70,540                  42,367                 --                  61
                            Singapore Dollar             U.S. Dollar
Nov. 3, 2004                          30,221                  38,643                 --                  28
                      European Monetary Unit             U.S. Dollar
Nov. 3, 2004                          24,447                  13,308                  9                  --
                                 U.S. Dollar           British Pound
Nov. 3, 2004                          30,800                  45,034                 36                  --
                                 U.S. Dollar      New Zealand Dollar
Nov. 4, 2004                          99,910                  74,638                 --                 155
                           Australian Dollar             U.S. Dollar
Nov. 4, 2004                      10,243,490                  96,427                 --                 374
                                Japanese Yen             U.S. Dollar
Dec. 31, 2004                        524,000                 369,944                 --              20,087
                           Australian Dollar             U.S. Dollar
Dec. 31, 2004                        726,000                 512,429                 --              27,958
                           Australian Dollar             U.S. Dollar

--------------------------------------------------------------------------------
29   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2004 ANNUAL REPORT

                                 Currency to             Currency to            Unrealized        Unrealized
Exchange date                   be delivered             be received           appreciation      depreciation
Dec. 31, 2004                        441,000                 541,319           $     --            $ 22,910
                      European Monetary Unit             U.S. Dollar
Dec. 31, 2004                        530,000                 653,644                 --              24,454
                      European Monetary Unit             U.S. Dollar
Dec. 31, 2004                        549,000                 679,333                 --              23,074
                      European Monetary Unit             U.S. Dollar
Dec. 31, 2004                        590,000                 732,470                 --              22,393
                      European Monetary Unit             U.S. Dollar
Dec. 31, 2004                        668,000                 838,307                 --              16,353
                      European Monetary Unit             U.S. Dollar
Dec. 31, 2004                        747,000                 916,046                 --              39,688
                      European Monetary Unit             U.S. Dollar
Dec. 31, 2004                        261,000                 462,231                 --              15,202
                               British Pound             U.S. Dollar
Dec. 31, 2004                        329,000                 564,729                 --              37,093
                               British Pound             U.S. Dollar
Dec. 31, 2004                        395,000                 713,252                 --               9,300
                               British Pound             U.S. Dollar
Dec. 31, 2004                        609,000               1,029,667                 --              84,343
                               British Pound             U.S. Dollar
Dec. 31, 2004                        229,733                 343,000             25,574                  --
                                 U.S. Dollar       Australian Dollar
Dec. 31, 2004                        613,743                 907,000             61,368                  --
                                 U.S. Dollar       Australian Dollar
March 31, 2005                       771,000                 564,912                 --               4,800
                           Australian Dollar             U.S. Dollar
March 31, 2005                       512,364                 771,000             57,347                  --
                                 U.S. Dollar       Australian Dollar
June 30, 2005                        896,000               1,634,573             14,800                  --
                               British Pound             U.S. Dollar
Sept. 30, 2005                     1,147,000               1,470,053                 --                 233
                      European Monetary Unit             U.S. Dollar
                                                                               --------            --------
Total                                                                          $159,482            $348,989
                                                                               --------            --------

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30   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2004 ANNUAL REPORT

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by The Bank of New York, whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 21, 2004. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.50% or the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with Deutsche Bank. The Fund had no borrowings outstanding during the year ended Oct. 31, 2004.

7. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                                   2004         2003         2002(b)
Net asset value, beginning of period                                          $7.45        $5.09        $4.92
                                                                              -----        -----        -----
Income from investment operations:
Net investment income (loss)                                                    .02          .02           --
Net gains (losses) (both realized and unrealized)                               .96         2.34          .17
                                                                              -----        -----        -----
Total from investment operations                                                .98         2.36          .17
                                                                              -----        -----        -----
Less distributions:
Dividends from net investment income                                           (.03)          --           --
Distributions from realized gains                                              (.50)          --           --
                                                                              -----        -----        -----
Total distributions                                                            (.53)          --           --
                                                                              -----        -----        -----
Net asset value, end of period                                                $7.90        $7.45        $5.09
                                                                              -----        -----        -----

Ratios/supplemental data
Net assets, end of period (in millions)                                         $53          $26          $11
Ratio of expenses to average daily net assets(c),(d)                          1.94%        1.95%        1.86%(e)
Ratio of net investment income (loss) to average daily net assets              .34%         .52%       (1.08%)(e)
Portfolio turnover rate (excluding short-term securities)                       66%          87%           7%
Total return(f)                                                              13.94%       46.37%        3.46%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Oct. 3, 2002 (when shares became publicly available) to Oct. 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 2.26%, 3.09% and 10.34% for the periods ended Oct. 31, 2004, 2003 and 2002, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
31   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2004 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                                   2004         2003         2002(b)
Net asset value, beginning of period                                          $7.39        $5.08        $4.92
                                                                              -----        -----        -----
Income from investment operations:
Net investment income (loss)                                                   (.01)        (.02)        (.01)
Net gains (losses) (both realized and unrealized)                               .92         2.33          .17
                                                                              -----        -----        -----
Total from investment operations                                                .91         2.31          .16
                                                                              -----        -----        -----
Less distributions:
Dividends from net investment income                                           (.02)          --           --
Distributions from realized gains                                              (.50)          --           --
                                                                              -----        -----        -----
Total distributions                                                            (.52)          --           --
                                                                              -----        -----        -----
Net asset value, end of period                                                $7.78        $7.39        $5.08
                                                                              -----        -----        -----
Ratios/supplemental data
Net assets, end of period (in millions)                                         $13           $4          $--
Ratio of expenses to average daily net assets(c),(d)                          2.71%        2.72%        2.72%(e)
Ratio of net investment income (loss) to average daily net assets             (.38%)       (.45%)      (2.17%)(e)
Portfolio turnover rate (excluding short-term securities)                       66%          87%           7%
Total return(f)                                                              13.01%       45.47%        3.25%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Oct. 3, 2002 (when shares became publicly available) to Oct. 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 3.04%, 3.86% and 11.11% for the periods ended Oct. 31, 2004, 2003 and 2002, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
32   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2004 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                                   2004         2003         2002(b)
Net asset value, beginning of period                                          $7.39        $5.08        $4.92
                                                                              -----        -----        -----
Income from investment operations:
Net investment income (loss)                                                   (.01)        (.02)        (.01)
Net gains (losses) (both realized and unrealized)                               .93         2.33          .17
                                                                              -----        -----        -----
Total from investment operations                                                .92         2.31          .16
                                                                              -----        -----        -----
Less distributions:
Dividends from net investment income                                           (.01)          --           --
Distributions from realized gains                                              (.50)          --           --
                                                                              -----        -----        -----
Total distributions                                                            (.51)          --           --
                                                                              -----        -----        -----
Net asset value, end of period                                                $7.80        $7.39        $5.08
                                                                              -----        -----        -----
Ratios/supplemental data
Net assets, end of period (in millions)                                          $1          $--          $--
Ratio of expenses to average daily net assets(c),(d)                          2.71%        2.72%        2.72%(e)
Ratio of net investment income (loss) to average daily net assets             (.34%)       (.01%)      (2.02%)(e)
Portfolio turnover rate (excluding short-term securities)                       66%          87%           7%
Total return(f)                                                              13.09%       45.47%        3.25%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Oct. 3, 2002 (when shares became publicly available) to Oct. 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 3.05%, 3.86% and 11.11% for the periods ended Oct. 31, 2004, 2003 and 2002, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
33   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2004 ANNUAL REPORT

Class I
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                            2004(b)
Net asset value, beginning of period                                   $7.86
                                                                       -----
Income from investment operations:
Net investment income (loss)                                             .02
Net gains (losses) (both realized and unrealized)                        .06
                                                                       -----
Total from investment operations                                         .08
                                                                       -----
Net asset value, end of period                                         $7.94
                                                                       -----
Ratios/supplemental data
Net assets, end of period (in millions)                                  $11
Ratio of expenses to average daily net assets(c),(d)                   1.55%(e)
Ratio of net investment income (loss) to average daily net assets       .77%(e)
Portfolio turnover rate (excluding short-term securities)                66%
Total return(f)                                                       1.02%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was March 4, 2004 (Unaudited).

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class I would have been 1.83% for the period ended Oct. 31, 2004.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
34   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2004 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                                   2004         2003         2002(b)
Net asset value, beginning of period                                          $7.47        $5.09        $4.92
                                                                              -----        -----        -----
Income from investment operations:
Net investment income (loss)                                                    .03          .03           --
Net gains (losses) (both realized and unrealized)                               .97         2.35          .17
                                                                              -----        -----        -----
Total from investment operations                                               1.00         2.38          .17
                                                                              -----        -----        -----
Less distributions:
Dividends from net investment income                                           (.04)          --           --
Distributions from realized gains                                              (.50)          --           --
                                                                              -----        -----        -----
Total distributions                                                            (.54)          --           --
                                                                              -----        -----        -----
Net asset value, end of period                                                $7.93        $7.47        $5.09
                                                                              -----        -----        -----
Ratios/supplemental data
Net assets, end of period (in millions)                                         $--          $--          $--
Ratio of expenses to average daily net assets(c),(d)                          1.78%        1.78%        1.73%(e)
Ratio of net investment income (loss) to average daily net assets              .45%         .70%        (.93%)(e)
Portfolio turnover rate (excluding short-term securities)                       66%          87%           7%
Total return(f)                                                              14.15%       46.76%        3.46%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Oct. 3, 2002 (when shares became publicly available) to Oct. 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 2.08%, 2.92% and 10.17% for the periods ended Oct. 31, 2004, 2003 and 2002, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
35   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2004 ANNUAL REPORT

Report of Independent
                Registered Public Accounting Firm

THE BOARD AND SHAREHOLDERS

AXP PARTNERS INTERNATIONAL SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Partners International Small Cap Fund (a series of AXP Partners International Series, Inc.) as of October 31, 2004, the related statement of operations for the year then ended and the statements of changes in net assets for each of the years in the two-year period ended October 31, 2004, and the financial highlights for each of the years in the two-year period ended October 31, 2004, and for the period from October 3, 2002 (when shares became publicly available) to October 31, 2002. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Partners International Small Cap Fund as of October 31, 2004, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

December 20, 2004

--------------------------------------------------------------------------------
36   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2004 ANNUAL REPORT

PART C. OTHER INFORMATION

Item 22. Exhibits

(a) Articles of Incorporation filed electronically as Exhibit (a) on June 28, 2001 to Registrant's initial registration statement are incorporated by reference.

(a)(1) Articles of Amendment of AXP Partners International Series, Inc., dated Nov. 14, 2002, filed electronically on December 20, 2002, as Exhibit
         (a)(1) to Registrant's Post-Effective Amendment No. 6 are incorporated by reference.

(b) By-laws filed electronically as Exhibit (b) to Registrant's initial registration statement are incorporated by reference.

(c)      Stock Certificate:  Not applicable

(d)(1) Investment Management Services Agreement, between Registrant on behalf of AXP Partners International Select Value Fund and AXP Partners International Aggressive Growth Fund and American Express Financial Corporation dated Dec. 1, 2002, filed electronically on December 20, 2002, as Exhibit (d)(1) to Registrant's Post-Effective Amendment No. 6 is incorporated by reference.

(d)(2) Investment Management Services Agreement, between Registrant on behalf of AXP Partners International Core Fund and AXP Partners International Small Cap Fund and American Express Financial Corporation, dated July 11, 2002, filed electronically as Exhibit
         (d)(3) on September 25, 2002, to Registrant's Post-Effective Amendment No. 4 is incorporated by reference.

(d)(3) Subadvisory Agreement between American Express Financial Corporation and Alliance Capital Management L.P., dated Sept. 17, 2001, filed electronically as Exhibit (d)(2) on September 25, 2001 to Registrant's Pre-Effective Amendment No. 3 is incorporated by reference.

(d)(4) Subadvisory Agreement between American Express Financial Corporation and American Century Investment Management, Inc., dated April 7, 2003, filed electronically on or about Oct. 20, 2004 as Exhibit (d)(4) to Registrant's Post-Effective Amendment No. 8 to Registration Statement No. 333-64010 is incorporated by reference.

(d)(5) Amendment to Subadvisory Agreement, dated Dec. 12, 2003, by and between American Express Financial Corporation and American Century Investment Management, Inc. filed electronically on or about Oct. 20, 2004 as Exhibit (d)(5) to Registrant's Post-Effective Amendment No. 8 to Registration Statement No. 333-64010 is incorporated by reference.

(d)(6) Subadvisory Agreement between American Express Financial Corporation and Liberty Wanger Asset Management, L.P., dated Sept. 5, 2001, (effective upon change of control) filed electronically as Exhibit
         (d)(5) on September 25, 2001 to Registrant's Pre-Effective Amendment No. 3 is incorporated by reference.

(d)(7) Subadvisory Agreement between American Express Financial Corporation and Boston Company Asset Management, LLC, dated September 25, 2002, filed electronically as Exhibit (d)(8) to Registrant's Post-Effective Amendment No. 5 on or about October 23, 2002, is incorporated by reference.

(d)(8) Subadvisory Agreement between American Express Financial Corporation and Marsico Capital Management, LLC, dated Oct. 1, 2004, filed electronically on or about Oct. 20, 2004 as Exhibit (d)(8) to Registrant's Post-Effective Amendment No. 8 to Registration Statement No. 333-64010 is incorporated by reference.

(d)(9) Subadvisory Agreement between American Express Financial Corporation and Templeton Investment Counsel, LLC, dated September 25, 2002, filed electronically as Exhibit (d)(10) on September 25, 2002, to Registrant's Post-Effective Amendment No. 4 is incorporated by reference.

(d)(10) Subadvisory Agreement between American Express Financial Corporation and Wellington Management Company, LLP, dated September 25, 2002, filed electronically as Exhibit (d)(11) to Registrant's Post-Effective Amendment No. 5 on or about October 23, 2002, is incorporated by reference.

(e)(1)   Distribution Agreement between Registrant on behalf of AXP
         Partners International Select Value Fund and AXP Partners
         International Aggressive Growth Fund and American Express Financial Corporation, dated May 10, 2001, filed electronically as Exhibit (e) on June 28, 2001 to Registrant's initial registration statement is incorporated by reference.

(e)(2) Distribution Agreement between Registrant on behalf of AXP Partners International Core Fund and AXP Partners International Small Cap Fund and American Express Financial Corporation, dated July 11, 2002, filed
         electronically  as  Exhibit  (e)(2)  to  Registrant's   Post-Effective
         Amendment No. 4 on September 25, 2002, is incorporated by reference.

(f) All employees are eligible to participate in a profit sharing plan. Entry into the plan is Jan. 1 or July 1. The Registrant contributes each year an amount up to 15 percent of their annual salaries, the maximum deductible amount permitted under Section 404(a) of the Internal Revenue Code.

(g)(1)   Custodian Agreement between Registrant on behalf of AXP
         Partners International Select Value Fund and AXP Partners International Aggressive Growth Fund and American Express Trust Company, dated May 10, 2001, filed electronically as Exhibit (g) on June 28, 2001 to Registrant's initial registration statement is incorporated by reference.

(g)(2) Custodian Agreement between Registrant on behalf of AXP Partners International Core Fund and AXP Partners International Small Cap Fund and American Express Trust Company, dated July 11, 2002, filed
         electronically  as  Exhibit  (g)(2)  to  Registrant's   Post-Effective
         Amendment No. 4 on September 25, 2002, is incorporated by reference.

(g)(3) Custodian Agreement between American Express Trust Company and The Bank of New York dated May 13, 1999, filed electronically as Exhibit
         (g)(3) to AXP Precious Metals Fund, Inc. Post-Effective Amendment No. 33 to Registration Statement No. 2-93745, filed on or about May 28, 1999 is incorporated by reference.

(g)(4) Custodian Agreement First Amendment between American Express Trust Company and The Bank of New York, dated December 1, 2000, filed electronically as Exhibit (g)(4) to AXP Precious Metals Fund, Inc. Post-Effective Amendment No. 37 to Registration Statement No. 2-93745, filed on or about May 28, 2002, is incorporated by reference.

(g)(5) Custodian Agreement Second Amendment between American Express Trust Company and The Bank of New York, dated June 7, 2001, filed electronically as Exhibit (g)(5) to AXP Precious Metals Fund, Inc. Post-Effective Amendment No. 37 to Registration Statement No. 2-93745, filed on or about May 28, 2002, is incorporated by reference.

(g)(6) Custodian Agreement Amendment between American Express Trust Company and The Bank of New York, dated January 31, 2002, filed electronically as Exhibit (g)(6) to AXP Precious Metals Fund, Inc. Post-Effective Amendment No. 37 to Registration Statement No. 2-93745, filed on or about May 28, 2002, is incorporated by reference.

(g)(7) Custodian Agreement Amendment between American Express Trust Company and The Bank of New York, dated April 29, 2003, filed electronically as Exhibit (g)(8) to AXP Partners Series, Inc. Post-Effective Amendment No. 7 to Registration Statement No. 333-57852, filed on or about May 22, 2003, is incorporated by reference.

(h)(1) Administrative Services Agreement between Registrant on behalf of AXP Partners International Select Value Fund and AXP Partners International Aggressive Growth Fund and American Express Financial Corporation, dated May 10, 2001, filed electronically as Exhibit (h)(1) on June 28, 2001 to Registrant's initial registration statement is incorporated by reference.

(h)(2) Amendment to Administrative Services Agreement between AXP Growth Series, Inc. and American Express Financial Corporation, dated June 3, 2002, filed electronically on or about June 12, 2002 as Exhibit (h)(7) to AXP Growth Series, Inc. Post-Effective Amendment No. 71 to Registration Statement No. 2-38355, is incorporated by reference.
         Registrant's Amendment to Administrative Services Agreement differs from the one incorporated by reference only by the fact that Registrant is one executing party.

(h)(3) Administrative Services Agreement between Registrant on behalf of AXP Partners International Core Fund and AXP Partners International Small Cap Fund and American Express Financial Corporation, dated July 11, 2002, filed electronically as Exhibit (h)(3) on September 25, 2002, to Registrant's Post-Effective Amendment No. 4 is incorporated by reference.

(h)(4) Class Y Shareholder Service Agreement between Registrant on behalf of AXP Partners International Select Value Fund and AXP Partners International Aggressive Growth Fund and American Express Financial Advisors Inc., dated May 10, 2001, filed electronically as Exhibit (h)(3) on June 28, 2001 to Registrant's initial registration statement is incorporated by reference.

(h)(5) Class Y Shareholder Service Agreement between Registrant on behalf of AXP Partners International Core Fund and AXP Partners International Small Cap Fund and American Express Financial Advisors Inc., dated July 11, 2002, filed electronically as Exhibit (h)(6) on September 25, 2002, to Registrant's Post-Effective Amendment No. 4 is incorporated by reference.

(h)(6) Amended and Restated Fee Waiver Agreement, dated Nov. 1, 2004, between American Express Financial Corporation, American Express Client Service Corporation, and AXP Partners International Aggressive Growth Fund, a series of AXP Partners International Series, Inc., is filed electronically herewith as Exhibit (h)(6).

(h)(7) Amended and Restated Fee Waiver Agreement, dated Nov. 1, 2004, between American Express Financial Corporation, American Express Client Service Corporation, and AXP Partners International Core Fund, a series of AXP Partners International Series, Inc., is filed electronically herewith as Exhibit (h)(7).

(h)(8) Amended and Restated Fee Waiver Agreement, dated Nov. 1, 2004, between American Express Financial Corporation, American Express Client Service Corporation, and AXP Partners International Small Cap Fund, a series of AXP Partners International Series, Inc., is filed electronically herwith as Exhibit (h)(8).

(h)(9) Transfer Agency Agreement between Registrant on behalf of AXP Partners International Select Value Fund and AXP Partners International Aggressive Growth Fund, AXP Partners International Core Fund and AXP Partners International Small Cap Fund and American Express Client Service Corporation, dated May 1, 2003 is filed electronically on or about Dec. 19, 2003, as Exhibit (h)(7) to Registrant's Post-Effective Amendment No. 7 to Registration Statement No. 333-64010 is incorporated by reference.

(h)(10) Amended Class I Transfer Agency Agreement between the American Express Funds and American Express Client Service Corporation, dated November 13, 2003 (amended June 1, 2004), filed electronically on or about Sept. 27, 2004 as Exhibit (h)(10) to AXP Dimensions Series, Inc. Post-Effective Amendment No. 70 to Registration Statement No. 2-28529 is incorporated by reference.

(h)(11) License Agreement, dated June 17, 1999, between American Express Funds and American Express Company filed electronically on or about Sept. 23, 1999 as Exhibit (h)(4) to AXP Stock Fund, Inc.'s Post-Effective Amendment No. 98 to Registration Statement No. 2-11358, is incorporated by reference.

(h)(12) Addendum to Schedule A and Schedule B of the License Agreement between the American Express Funds and American Express Company, dated June 23, 2004, filed electronically on or about June 28, 2004 as Exhibit (h)(2) to AXP Variable Portfolio - Select Series, Inc. Pre-Effective Amendment No. 1 to Registration Statement No. 333-113780 is incorporated by reference.

(i) Opinion and consent of counsel as to the legality of the securities being registered is filed electronically herewith.

(j) Consent of Independent Registered Public Accounting Firm is filed electronically herewith.

(k)      Omitted Financial Statements: Not Applicable

(l) Initial Capital Agreements filed electronically as Exhibit (l) on September 25, 2001 to Registrant's Pre-Effective Amendment No. 3 is incorporated by reference.

(m)(1) Plan and Agreement of Distribution between Registrant on behalf of AXP Partners International Select Value Fund and AXP Partners International Aggressive Growth Fund and American Express Financial Advisors Inc., dated May 10, 2001, filed electronically as
         Exhibit (m)(1) on June 28, 2001 to Registrant's initial registration statement is incorporated by reference.

(m)(2) Plan and Agreement of Distribution between Registrant on behalf of AXP Partners International Core Fund and AXP Partners International Small Cap Fund, dated July 11, 2002, filed electronically as Exhibit
         (m)(2) on September 25, 2002, to Registrant's Post-Effective Amendment No. 4 is incorporated by reference.

(m)(3) Plan and Agreement of Distribution For Class C Shares between Registrant on behalf of AXP Partners International Select Value Fund and AXP Partners International Aggressive Growth Fund and American Express Financial Advisors Inc., dated May 10, 2001, filed electronically as Exhibit (m)(2) on June 28, 2001 to Registrant's initial registration statement is incorporated by reference.

(m)(4) Plan and Agreement of Distribution For Class C Shares between Registrant on behalf of AXP Partners International Core Fund and AXP Partners International Small Cap Fund, dated July 11, 2002, filed electronically as Exhibit (m)(4) on September 25, 2002, to
         Registrant's   Post-Effective  Amendment  No.  4  is  incorporated  by
         reference.

(n) Amended 18f-3 Plan, dated as of May 26, 2004, filed electronically on or about July 29, 2004 as Exhibit (n) to AXP Discovery Series, Inc. Post-Effective Amendment No. 49 to Registration Statement No. 2-72174 is incorporated by reference.

(o)      Reserved.

(p)(1) Code of Ethics adopted under Rule 17j-1 for Registrant filed electronically on or about March 30, 2000 as Exhibit (p)(1) to AXP Market Advantage Series, Inc.'s Post-Effective Amendment No. 24 to Registration Statement No. 33-30770 is incorporated by reference.

(p)(2) Code of Ethics adopted under Rule 17j-1 for Registrant's investment adviser and principal underwriter, dated January 2, 2004, filed electronically on or about January 12, 2004 as Exhibit (p)(2) to AXP Discovery Series, Inc. Post-Effective Amendment No. 47 to Registration Statement No. 2-72174 is incorporated by reference.

(p)(3) Code of Ethics dated June 2003 adopted under Rule 17j-1 for AXP Partners International Select Value Fund and Alliance Capital Management, L.P. filed electronically on or about Dec. 19, 2003 as Exhibit (p)(3) to Registrant's Post-Effective Amendment No. 7 to Registration Statement No. 333-64010 is incorporated by reference.

(p)(4) Code of Ethics dated Nov. 14, 2003 adopted under Rule 17j-1 for AXP Partners International Aggressive Growth Fund and Columbia Wanger Asset Management, L.P. filed electronically on or about Dec. 19, 2003 as Exhibit (p)(4) to Registrant's Post-Effective Amendment No. 7 to Registration Statement No. 333-64010 is incorporated by reference.

(p)(5) Code of Ethics updated 2002 adopted under Rule 17j-1 for AXP Partners International Aggressive Growth Fund and American Century Investment Management, Inc. filed electronically on or about Dec. 19, 2003 as Exhibit (p)(5) to Registrant's Post-Effective Amendment No. 7 to Registration Statement No. 333-64010 is incorporated by reference.

(p)(6) Code of Ethics adopted under Rule 17j-1 for AXP Partners International Core Fund and Boston Company Asset Management, LLC filed electronically as Exhibit (p)(6) on July 12, 2002 to Registrant's Post-Effective Amendment No. 3 is incorporated by reference.

(p)(7) Code of Ethics dated May 2003 adopted under Rule 17j-1 for AXP Partners International Small Cap Fund and Templeton Investment Counsel, LLC filed electronically on or about Dec. 19, 2003 as Exhibit (p)(8) to Registrant's Post-Effective Amendment No. 7 to Registration Statement No. 333-64010 is incorporated by reference.

(p)(8) Code of Ethics dated July 1, 2004 adopted under Rule 17j-1 for AXP Partners International Small Cap Fund and Wellington Management Company, LLP filed electronically on or about Oct. 20, 2004 as Exhibit
         (p)(8) to Registrant's Post-Effective Amendment No. 8 to Registration Statement No. 333-64010 is incorporated by reference.

(q)(1) Directors' Power of Attorney to sign Amendments to Registration statement, dated Nov. 11, 2004, is filed electronically herewith as Exhibit (q)(1).

(q)(2) Officers' Power of Attorney to sign Amendments to Registration Statement, dated Jan. 9, 2002, filed electronically as Exhibit (q)(2) on Feb. 15, 2002 to Registrant's Post-Effective Amendment No. 2 is incorporated by reference.

(q)(3) Officers' Power of Attorney to sign Amendments to this Registration Statement, dated September 17, 2002, filed electronically as Exhibit
         (q)(3) on September 25, 2002, to Registrant's Post-Effective Amendment No. 4 is incorporated by reference.

Item 23. Persons Controlled by or Under Common Control with Registrant:

         None.

Item 24. Indemnification

The Articles of Incorporation of the registrant provide that the Fund shall indemnify any person who was or is a party or is threatened to be made a party, by reason of the fact that she or he is or was a director, officer, employee or agent of the Fund, or is or was serving at the request of the Fund as a director, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise, to any threatened, pending or completed action, suit or proceeding, wherever brought, and the Fund may purchase liability insurance and advance legal expenses, all to the fullest extent permitted by the laws of the State of Minnesota, as now existing or hereafter amended. The By-laws of the registrant provide that present or former directors or officers of the Fund made or threatened to be made a party to or involved (including as a witness) in an actual or threatened action, suit or proceeding shall be indemnified by the Fund to the full extent authorized by the Minnesota Business Corporation Act, all as more fully set forth in the By-laws filed as an exhibit to this registration statement.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Any indemnification hereunder shall not be exclusive of any other rights of indemnification to which the directors, officers, employees or agents might otherwise be entitled. No indemnification shall be made in violation of the Investment Company Act of 1940.


Item 25.          Business and Other Connections of Investment Adviser (American Express Financial Corporation)

Directors and officers of American Express Financial Corporation who are directors and/or officers of one or more other companies:

Name and Title                      Other company(s)                  Address*                Title within other
                                                                                                   company(s)
-------------------------       -----------------------      -------------------------    -----------------------
Gumer C. Alvero                 American Centurion Life      20 Madison Ave. Extension    Director and Vice President - Annuities
Vice President - General        Assurance Company            P.O. Box 5555
Manager Annuities                                            Albany, NY  12205-0555

                                American Enterprise Life                                  Director and Executive
                                Insurance Company                                         Vice President - Annuities

                                American Express Financial                                Vice President - General Manager
                                Advisors Inc.                                             Annuities

                                American Express Insurance                                Director and Vice President
                                Agency of Alabama Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Arizona Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Idaho Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Maryland Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Massachusetts Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Nevada Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of New Mexico Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Oklahoma Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Wyoming Inc.

                                American Partners Life       1751 AXP Financial Center    Director and President
                                Insurance Company            Minneapolis MN  55474

                                IDS Life Insurance Company                                Director and Executive Vice President -
                                                                                          Annuities

                                IDS Life Insurance Company   P.O. Box 5144                Director and Vice President - Annuities
                                of New York                  Albany, NY  12205

                                IDS Life Series Fund, Inc.                                Director and Chairman of the Board

                                IDS Life Variable Annuity                                 Manager and Chairman of the Board
                                Funds A & B

Ward D. Armstrong               American Express Financial                                Senior Vice President -
Senior Vice President -         Advisors Inc.                                             Retirement Services and Asset
Retirement Services                                                                       Management Group
and Asset Management Group
                                American Express Asset                                    Director and President
                                Management Group Inc.

                                American Express Trust                                    Director and Chairman of
                                Company                                                   the Board

                                Kenwood Capital Management LLC                            Manager

                                Northwinds Marketing                                      Manager
                                Group LLC

John M. Baker                   American Express Financial                                Vice President - Chief Client
Vice President - Plan Sponsor   Advisors Inc.                                             Service Officer
Services
                                American Express Asset                                    Vice President
                                Management Group Inc.

                                American Express Trust                                    Director and Senior Vice President
                                Company

Dudley Barksdale                American Express Financial                                Vice President - Service
Vice President - Service        Advisors Inc.                                             Development
Development

Timothy V. Bechtold             American Centurion Life      20 Madison Ave. Extension    Director, President and Chief
Vice President -                Assurance Company            P.O. Box 5555                Executive Officer
Insurance Products                                           Albany, NY  12205-0555
                                American Enterprise Life                                  Director
                                Insurance Company

                                American Express Financial                                Vice President - Insurance
                                Advisors Inc.                                             Products

                                American Express Insurance                                Director, President and Chief
                                Agency of Alabama Inc.                                    Executive Officer

                                American Express Insurance                                Director, President and Chief
                                Agency of Arizona Inc.                                    Executive Officer

                                American Express Insurance                                Director, President and Chief
                                Agency of Idaho Inc.                                      Executive Officer

                                American Express Insurance                                Director, President and Chief
                                Agency of Maryland Inc.                                   Executive Officer

                                American Express Insurance                                Director, President and Chief
                                Agency of Massachusetts Inc.                              Executive Officer

                                American Express Insurance                                Director, President and Chief
                                Agency of Nevada Inc.                                     Executive Officer

                                American Express Insurance                                Director, President and Chief
                                Agency of New Mexico Inc.                                 Executive Officer

                                American Express Insurance                                Director and President and Chief
                                Agency of Oklahoma Inc.                                   Executive Officer

                                American Express Insurance                                Director, President and Chief
                                Agency of Wyoming Inc.                                    Executive Officer

                                American Partners Life                                    Director and Vice President-Insurance
                                Insurance Company                                         Products

                                IDS Life Insurance Company                                Director and President

                                IDS Life Insurance Company   P.O. Box 5144                Director, President and Chief
                                of New York                  Albany, NY 12205             Executive Officer

                                IDS Life Series Fund, Inc.                                Director, President and Chief
                                                                                          Executive Officer

                                IDS Life Variable Annuity                                 Manager, President and Chief
                                Funds A & B                                               Executive Officer

                                IDS REO 1, LLC                                            President

                                IDS REO 2, LLC                                            President

Arthur H. Berman                American Enterprise Life                                  Director, Vice President - Finance
Senior Vice President and       Insurance Company
Chief Financial Officer
                                American Express                                          Senior Vice President
                                Financial Advisors Inc.

                                American Express                                          Director
                                Trust Company

                                American Partners Life                                    Director and Vice President - Finance
                                Insurance Company

                                IDS Life Insurance                                        Director, Executive Vice
                                Company                                                   President - Finance

Walter S. Berman                Advisory Capital Partners LLC                             Treasurer
Director, Senior Vice President
and Treasurer                   Advisory Capital Strategies                               Treasurer
                                Group Inc.

                                Advisory Convertible Arbitrage LLC                        Treasurer

                                Advisory Quantitative                                     Treasurer
                                Equity (General Partner) LLC

                                Advisory Select LLC                                       Treasurer

                                American Centurion Life                                   Vice President and Treasurer
                                Assurance Company

                                American Enterprise Life                                  Vice President and Treasurer
                                Insurance Company

                                American Enterprise REO 1, LLC                            Treasurer

                                American Express Asset Management                         Treasurer
                                Group, Inc.

                                American Express Asset Management                         Treasurer
                                International, Inc.

                                American Express                                          Director and Treasurer
                                Certificate Company

                                American Express Client                                   Treasurer
                                Service Corporation

                                American Express Corporation                              Treasurer

                                American Express Financial                                Director and Senior Vice President
                                Advisors Inc.

                                American Express Financial                                Vice President and Treasurer
                                Advisors Japan Inc.

                                American Express Insurance                                Treasurer
                                Agency of Alabama Inc.

                                American Express Insurance                                Treasurer
                                Agency of Arizona Inc.

                                American Express Insurance                                Treasurer
                                Agency of Idaho Inc.

                                American Express Insurance                                Treasurer
                                Agency of Maryland Inc.

                                American Express Insurance                                Treasurer
                                Agency of Massachusetts Inc.

                                American Express Insurance                                Treasurer
                                Agency of Nevada Inc.

                                American Express Insurance                                Treasurer
                                Agency of New Mexico Inc.

                                American Express Insurance                                Treasurer
                                Agency of Oklahoma Inc.

                                American Express Insurance                                Treasurer
                                Agency of Wyoming Inc.

                                American Express Property                                 Treasurer
                                Casualty Insurance Agency

                                American Express Property                                 Treasurer
                                Casualty Insurance Agency
                                of Kentucky, Inc.

                                American Express Property                                 Treasurer
                                Casualty Insurance Agency
                                of Maryland, Inc.

                                American Express Property                                 Treasurer
                                Casualty Insurance Agency
                                of Pennsylvania, Inc.

                                American Partners Life                                    Vice President and Treasurer
                                Insurance Company

                                AMEX Assurance Company                                    Treasurer

                                Boston Equity General                                     Treasurer
                                Partner LLC

                                IDS Cable Corporation                                     Treasurer

                                IDS Cable II Corporation                                  Treasurer

                                IDS Capital Holdings Inc.                                 Treasurer

                                IDS Life Insurance Company                                Vice President and Treasurer

                                IDS Life Insurance Company                                Vice President and Treasurer
                                of New York

                                IDS Management Corporation                                Treasurer

                                IDS Partnership Services                                  Treasurer
                                Corporation

                                IDS Property Casualty                                     Treasurer
                                Insurance Company

                                IDS Realty Corporation                                    Treasurer

                                IDS REO 1, LLC                                            Treasurer

                                IDS REO 2, LLC                                            Treasurer

                                Investors Syndicate                                       Vice President and Treasurer
                                Development Corp.

                                Kenwood Capital                                           Treasurer
                                Management LLC

                                Threadneedle Asset Management                             Director
                                Holdings LTD

Robert C. Bloomer               American Express                                          Vice President - Technologies III
Vice President -                Financial Advisors Inc.
Technologies III

Leslie H. Bodell                American Express                                          Vice President - Technologies I
Vice President -                Financial Advisors Inc.
Technologies I

Kenneth I. Chenault
Director

Kenneth J. Ciak                 AMEX Assurance Company                                    Director, President and Chief
Vice President and General                                                                Executive Officer
Manager - IDS Property
Casualty                        American Express Financial                                Vice President and General
                                Advisors Inc.                                             Manager - IDS Property
                                                                                          Casualty

                                American Express Property                                 Director, President and Chief
                                Casualty Insurance Agency                                 Executive Officer
                                of Kentucky Inc.

                                American Express Property                                 Director, President and Chief
                                Casualty Insurance Agency                                 Executive Officer
                                of Maryland Inc.

                                American Express Property                                 Director, President and Chief
                                Casualty Insurance Agency                                 Executive Officer
                                of Pennsylvania Inc.

                                IDS Property Casualty        1 WEG Blvd.                  Director, President and Chief
                                Insurance Company            DePere, WI 54115             Executive Officer

Paul A. Connolly                American Express Financial                                Vice President - RL HR/US Retail
Vice President - Retail         Advisors Inc.
Distribution Services

James M. Cracchiolo             American Express Financial                                Director, Chairman of the Board,
Director, Chairman of           Advisors Inc.                                             President and Chief Executive Officer
the Board, President and
Chief Executive Officer         Threadneedle Asset                                        Chairman of the Board
                                Management Holdings LTD

Colleen Curran                  American Express Financial                                Vice President and
Vice President and Assistant    Advisors Inc.                                             Assistant General Counsel
General Counsel

Luz Maria Davis                 American Express Financial                                Vice President - Employee
Vice President - Employee       Advisors Inc.                                             Communications
Communications

Paul James Dolan                American Express Financial                                Vice President - CAO Product Sales
Vice President -                Advisors Inc.
CAO Product Sales

William V. Elliott              American Express Financial                                Vice President - Financial
Vice President - Financial      Advisors Inc.                                             Planning and Advice
Planning and Advice

Benjamin R. Field               American Express                                          Vice President - Finance Education &
Vice President - Finance        Financial Advisors Inc.                                   Planning Services
Education & Planning
Services

Gordon M. Fines                 American Express Asset                                    Senior Vice President -
Vice President - Financial      Management Group Inc.                                     Growth Spectrum
Education & Planning
Services                        American Express Financial                                Vice President - Senior
                                Advisors Inc.                                             Portfolio Manager I

Giunero Floro                   American Express                                          Vice President - Creative Services
Vice President - Creative       Financial Advisors Inc.
Services

Terrence J. Flynn               American Express                                          Vice President - Brokerage Clearing
Vice President - Brokerage      Financial Advisors Inc.                                   Operations
Clearing Operations
                                American Enterprise                                       Senior Vice President
                                Investment Services Inc.

                                American Express Client                                   Director and Senior Vice President -
                                Service Corporation                                       Clearing Operations

Jeffery P. Fox                  American Express                                          Vice President - Investment Accounting
Vice President -                Financial Advisors Inc.
Investment Accounting
                                IDS Life Series, Inc.                                     Chief Financial Officer

                                IDS Life Variable Annuity                                 Chief Financial Officer
                                Funds A & B

Peter A. Gallus                 Advisory Capital Strategies                               Director
Vice President - Investment     Group Inc.
Administration
                                American Express Financial                                Vice President - CAO - AEFA
                                Advisors Inc.                                             Investment Management

                                American Express Asset                                    Assistant Treasurer
                                Management Group, Inc.

                                American Express Asset                                    Assistant Treasurer
                                Management International, Inc.

                                Kenwood Capital Management LLC                            Manager

                                IDS Capital Holdings Inc.                                 Vice President and Controller

Steven Guida                    American Enterprise                                       Vice President
Vice President - New            Investment Services Inc.
Business and Service
                                American Express Client                                   Director
                                Service Corporation

                                American Express Financial                                Vice President - New
                                Advisors Inc.                                             Business and Service

                                American Express Insurance                                Vice President
                                Agency of Massachusetts Inc.

Teresa A. Hanratty              American Express Financial                                Senior Vice
Senior Vice President -         Advisors Inc.                                             President - Field Management
Field Management

Lorraine R. Hart                AMEX Assurance Company                                    Vice President -
Vice President - Fixed Income                                                             Investments
Investment Administration
Officer                         American Centurion Life      20 Madison Ave. Extension    Vice President -  Investments
                                Assurance Company            P.O. Box 5555
                                                             Albany, NY  12205-0555

                                American Enterprise Life     829 AXP Financial Center     Vice President -  Investments
                                Insurance Company            Minneapolis, MN  55474

                                American Enterprise          829 AXP Financial Center     Vice President
                                REO 1, LLC                   Minneapolis, MN  55474

                                American Express                                          Vice President -  Investments
                                Certificate Company

                                American Express                                          Director, President and Chief
                                Corporation                                               Executive Officer

                                American Express International                            Vice President - Investments
                                Deposit Company

                                American Express Financial                                Vice President - Fixed Income
                                Advisors Inc.                                             Investment  Administration Officer

                                American Partners Life       1751 AXP Financial Center    Vice President - Investments
                                Insurance Company            Minneapolis, MN  55474

                                IDS Life Insurance Company                                Vice President - Investments

                                IDS Life Insurance Company   P.O. Box 5144                Vice President - Investments
                                of New York                  Albany, NY 12205

                                IDS Life Series Fund, Inc.                                Vice President - Investments

                                IDS Life Variable Annuity                                 Vice President - Investments
                                Funds A and B

                                IDS Property Casualty        1 WEG Blvd.                  Vice President - Investments
                                Insurance Company            DePere, WI 54115

                                IDS REO 1, LLC                                            Vice President

                                IDS REO 2, LLC                                            Vice President

                                Investors Syndicate                                       Director and Vice
                                Development Corp.                                         President - Investments

Janis K. Heaney                 American Express Financial                                Vice President - Incentive
Vice President - Incentive      Advisors Inc.                                             Management
Management

Brian M. Heath                  American Express Financial                                Senior Vice President -  U.S.
Senior Vice President -         Advisors Inc.                                             Advisor Group
U.S. Advisor Group

Henry Heitman
Vice President - Brokerage
Product Development

Carol A. Holton                 American Centurion Life      20 Madison Ave. Extension    Director, Vice President - Third
Vice President - Third Party    Assurance Company            Albany, NY 12205-0555        Party Distribution
Distribution
                                American Enterprise Life     829 AXP Financial Center     Director and President
                                Insurance Company            Minneapolis, MN  55474

                                American Enterprise          829 AXP Financial Center     President
                                REO 1, LLC                   Minneapolis, MN  55474

                                American Express Financial                                Vice President - Third
                                Advisors Inc.                                             Party Distribution

                                IDS Life Insurance Company   20 Madison Ave. Extension    Director and Vice President -
                                of New York                  P.O. Box 5555                Third Party Distribution
                                                             Albany, NY  12205-0555

Nancy R. Hughes
Assistant Vice President

Debra A. Hutchinson             American Express Financial                                Vice President - Technologies I
Vice President -                Advisors Inc.
Technologies I

James M. Jensen                 American Express Financial                                Vice President - Compensation
Vice President - Advice and     Advisors Inc.                                             and Licensing Services
Retail Distribution Group,
Product, Compensation and       American Express Insurance                                Director, Vice President
Field Administration            Agency of Alabama Inc.

                                American Express Insurance                                Director, Vice President
                                Agency of Arizona Inc.

                                American Express Insurance                                Director, Vice President
                                Agency of Idaho Inc.

                                American Express Insurance                                Director, Vice President
                                Agency of Maryland Inc.

                                American Express Insurance                                Director, Vice President
                                Agency of Massachusetts Inc.

                                American Express Insurance                                Director, Vice President
                                Agency of Nevada Inc.

                                American Express Insurance                                Director, Vice President
                                Agency of New Mexico Inc.

                                American Express Insurance                                Director, Vice President
                                Agency of Oklahoma Inc.

                                American Express Insurance                                Director, Vice President
                                Agency of Wyoming Inc.

Amy K. Johnson
Vice President -
Operations and
Compliance

Nancy E. Jones                  American Express Financial                                Vice President - Advisor
Vice President - Advisor        Advisors Inc.                                             Marketing
Marketing

William A. Jones                American Express                                          Vice President - Technologies III
Vice President -                Financial Advisors Inc.
Technologies III

John C. Junek                   American Express Financial                                Senior Vice President and
Senior Vice President           Advisors Inc.                                             General Counsel
and General Counsel

Ora J. Kaine                    American Express Financial                                Vice President - Retail
Vice President - Retail         Advisors Inc.                                             Distribution Services
Distribution Services

Michelle M. Keeley              AMEX Assurance Company                                    Vice President-Investments
Senior Vice President -
Fixed Income                    American Centurion Life                                   Vice President-Investments
                                Assurance Company

                                American Enterprise Life                                  Vice President-Investments
                                Insurance Company

                                American Express                                          Director and Senior Vice President -
                                Asset Management                                          Fixed Income
                                Group, Inc.

                                American Express                                          Director
                                Asset Management
                                Group International Inc.

                                American Express                                          Vice President-Investments
                                Certificate Company

                                American Express Financial                                Senior Vice President-Fixed Income
                                Advisors Inc.

                                American Partners Life                                    Vice President-Investments
                                Insurance Company

                                IDS Life Insurance Company                                Vice President-Investments

                                IDS Life Insurance Company                                Vice President-Investments
                                of New York

                                IDS Life Series Fund Inc.                                 Vice President-Investments

                                IDS Life Variable Annuity                                 Vice President-Investments
                                Funds A and B

Claire Kolmodin                 American Express Financial                                Vice President - Strategic
Vice President - Strategic      Advisors Inc.                                             Initiatives
Initiatives

Christopher J. Kopka            Advisory Capital Partners LLC                             Money Laundering
Money Laundering                                                                          Prevention Officer
Prevention Officer
                                Advisory Capital Strategies                               Money Laundering
                                Group Inc.                                                Prevention Officer

                                Advisory Convertible Arbitrage LLC                        Money Laundering
                                                                                          Prevention Officer

                                Advisory Quantitative                                     Money Laundering
                                Equity (General Partner) LLC                              Prevention Officer

                                Advisory Select LLC                                       Money Laundering
                                                                                          Prevention Officer

                                American Enterprise                                       Money Laundering
                                Investment Services, Inc.                                 Prevention Officer

                                American Enterprise Life                                  Money Laundering
                                Insurance Company                                         Prevention Officer

                                American Express Asset Management                         Money Laundering
                                Group, Inc.                                               Prevention Officer

                                American Express Asset Management                         Money Laundering
                                International, Inc.                                       Prevention Officer

                                American Express                                          Money Laundering
                                Certificate Company                                       Prevention Officer

                                American Express Client                                   Money Laundering
                                Service Corporation                                       Prevention Officer

                                American Express Corporation                              Money Laundering
                                                                                          Prevention Officer

                                American Express Financial                                Money Laundering
                                Advisors Inc.                                             Prevention Officer

                                American Express Financial                                Money Laundering
                                Advisors Japan Inc.                                       Prevention Officer

                                American Express Insurance                                Money Laundering
                                Agency of Alabama Inc.                                    Prevention Officer

                                American Express Insurance                                Money Laundering
                                Agency of Arizona Inc.                                    Prevention Officer

                                American Express Insurance                                Money Laundering
                                Agency of Idaho Inc.                                      Prevention Officer

                                American Express Insurance                                Money Laundering
                                Agency of Maryland Inc.                                   Prevention Officer

                                American Express Insurance                                Money Laundering
                                Agency of Massachusetts Inc.                              Prevention Officer

                                American Express Insurance                                Money Laundering
                                Agency of Nevada Inc.                                     Prevention Officer

                                American Express Insurance                                Money Laundering
                                Agency of New Mexico Inc.                                 Prevention Officer

                                American Express Insurance                                Money Laundering
                                Agency of Oklahoma Inc.                                   Prevention Officer

                                American Express Insurance                                Money Laundering
                                Agency of Texas Inc.                                      Prevention Officer

                                American Express Insurance                                Money Laundering
                                Agency of Wyoming Inc.                                    Prevention Officer

                                American Express Property                                 Money Laundering
                                Casualty Insurance Agency                                 Prevention Officer

                                American Express Property                                 Money Laundering
                                Casualty Insurance Agency                                 Prevention Officer
                                of Kentucky, Inc.

                                American Express Property                                 Money Laundering
                                Casualty Insurance Agency                                 Prevention Officer
                                of Maryland, Inc.

                                American Express Property                                 Money Laundering
                                Casualty Insurance Agency                                 Prevention Officer
                                of Mississippi, Inc.

                                American Express Property                                 Money Laundering
                                Casualty Insurance Agency                                 Prevention Officer
                                of Pennsylvania, Inc.

                                American Express Trust Company                            Money Laundering
                                                                                          Prevention Officer

                                American Partners Life                                    Money Laundering
                                Insurance Company                                         Prevention Officer

                                AMEX Assurance Company                                    Money Laundering
                                                                                          Prevention Officer

                                Boston Equity General                                     Money Laundering
                                Partner LLC                                               Prevention Officer

                                IDS Cable Corporation                                     Money Laundering
                                                                                          Prevention Officer

                                IDS Cable II Corporation                                  Money Laundering
                                                                                          Prevention Officer

                                IDS Capital Holdings Inc.                                 Money Laundering
                                                                                          Prevention Officer

                                IDS Insurance Agency of Utah Inc.                         Money Laundering
                                                                                          Prevention Officer

                                IDS Life Insurance Company                                Money Laundering
                                                                                          Prevention Officer

                                IDS Life Series Fund, Inc.                                Money Laundering
                                                                                          Prevention Officer

                                IDS Life Variable Annuity                                 Money Laundering
                                Funds A & B                                               Prevention Officer

                                IDS Management Corporation                                Money Laundering
                                                                                          Prevention Officer

                                IDS Partnership Services                                  Money Laundering
                                Corporation                                               Prevention Officer

                                IDS Property Casualty                                     Money Laundering
                                Insurance Company                                         Prevention Officer

                                IDS Realty Corporation                                    Money Laundering
                                                                                          Prevention Officer

                                Investors Syndicate                                       Money Laundering
                                Development Corporation                                   Prevention Officer

Lori J. Larson                  American Express Financial                                Vice President - Advisor
Vice President - Advisor        Advisors Inc.                                             Field Force Growth Active &
Field Force Growth Active &                                                               Retention
Retention

Daniel E. Laufenberg            American Express Financial                                Vice President and Chief
Vice President and Chief        Advisors Inc.                                             U.S. Economist
U.S. Economist

Jane W. Lee                     American Express Financial                                Vice President and General
Vice President and General      Advisors Inc.                                             Manager Platinum Active
Manager Platinum Financial                                                                Financial Services
Services

Catherine M. Libbe              American Express                                          Vice President - Marketing & Product
Vice President -                Financial Advisors Inc.                                   Retirement Services
Marketing  & Product
Retirement Services

Diane D. Lyngstad               American Express Financial                                Vice President - Comp
Vice President - Comp           Advisors Inc.                                             and Licensing Services
and Licensing Services
                                American Express Client                                   Director, Vice President and Chief
                                Service Corporation                                       Financial Officer

Thomas A. Mahowald              American Express Financial                                Vice President - Equity Research
Vice President - Equity         Advisors Inc.
Research

Timothy J. Masek                American Express Financial                                Vice President - Fixed Income Research
Vice President - Fixed          Advisors Inc.
Income Research

Mark T. McGannon                American Express Financial                                Vice President and
Vice President and              Advisors Inc.                                             General Manager - Products Sales
General Manager -
Products Sales

Brian J. McGrane                American Express                                          Vice President - Lead Financial
Vice President -                Financial Advisors Inc.                                   Officer Finance
Lead Financial Officer
Finance                         Advisory Capital Partners LLC                             Vice President and Chief Financial
                                                                                          Officer

                                Advisory Capital                                          Vice President and Chief Financial
                                Strategies Group Inc.                                     Officer

                                Advisory Convertible                                      Vice President and Chief Financial
                                Arbitrage LLC                                             Officer

                                Advisory Quantitative Equity                              Vice President and Chief Financial
                                (General Partner) LLC                                     Officer

                                Advisory Select LLC                                       Vice President and Chief Financial
                                                                                          Officer

                                American Express Asset                                    Vice President and Chief Financial
                                Management Group Inc.                                     Officer

                                American Express                                          Vice President and Chief Financial
                                Certificate Company                                       Officer

                                Boston Equity General                                     Vice President and Chief Financial
                                Partner LLC                                               Officer

Sarah M. McKenzie               American Express Financial                                Vice President -
Vice President -                Advisors Inc.                                             Managed and Brokerage Products
Managed and Brokerage
Products

Penny J. Meier                  American Express                                          Vice President - Business
Vice President - Business       Financial Advisors Inc.                                   Transformation/Six Sigma
Transformation/Six Sigma

Paula R. Meyer                  American Express Financial                                Senior Vice President and General
Senior Vice President           Advisors Inc.                                             Manager - Mutual Funds
and General
Manager - Mutual Funds          American Express Certificate                              Director, President Chairman of the
                                Company                                                   Board and Chief Executive Officer

                                American Express                                          Director and President
                                International Deposit
                                Company

                                American Express                                          Director
                                Trust Company

                                Investors Syndicate                                       Director, President and Chief
                                Development Corp.                                         Executive Officer

Holly Morris                    American Express                                          Senior Vice President -
Senior Vice President -         Financial Advisors Inc.                                   Technologies
Technologies

Rebecca A. Nash                 American Express Financial                                Vice President -
Vice President -                Advisors Inc.                                             Service Operations
Service Operations
                                AMEX Assurance Company                                    Vice President -
                                                                                          Insurance

                                IDS Property Casualty                                     Vice President -
                                Insurance Company                                         Insurance

Roger Natarajan                 American Enterprise Life                                  Director
Vice President - Finance        Insurance Company

                                American Express Financial                                Vice President - Finance
                                Advisors Inc.

                                American Partners Life                                    Director
                                Insurance Company

                                IDS Life Insurance Company                                Director

Francois B. Odouard             American Express Financial                                Vice President - Brokerage
Vice President -                Advisors Inc.
Brokerage

Michael J. O'Keefe              American Express Financial                                Vice President - Advisory
Vice President - Advisory       Advisors Inc.                                             Business Systems
Business Systems

Paul Pearson
Vice President - SPS
and External Products

Kristi L. Petersen              American Express Asset                                    Vice President and Assistant Secretary
Vice President - SPS and        Management Group Inc.
External Products
                                American Express Financial                                Vice President - One Account
                                Advisors Inc.                                             and Cash

                                IDS Cable Corporation                                     Director, President and Chief Executive
                                                                                          Officer

                                IDS Cable II Corporation                                  Director, President and Chief Executive
                                                                                          Officer

                                IDS Futures Corporation                                   Director, President and Chief Executive
                                                                                          Officer

                                IDS Management Corporation                                Director, President and Chief Executive
                                                                                          Officer

                                IDS Partnership Services                                  Director, President and Chief Executive
                                Corporation                                               Officer

                                IDS Realty Corporation                                    Director, President and Chief Executive
                                                                                          Officer

Scott R. Plummer                American Centurion Life                                   38a-1 Chief Compliance Officer
Vice President -                Assurance Company
Asset Management
Compliance                      American Enterprise Life                                  38a-1 Chief Compliance Officer
                                Insurance Company

                                American Express Certificate                              38a-1 Chief Compliance Officer
                                Company

                                American Partners                                         38a-1 Chief Compliance Officer
                                Life Insurance Company

                                IDS Life Insurance Company                                38a-1 Chief Compliance Officer

                                IDS Life Insurance Company                                38a-1 Chief Compliance Officer
                                of New York

Teresa J. Rasmussen             American Centurion Life                                   Assistant General Counsel
Vice President and Assistant    Assurance Company
General Counsel
                                American Enterprise Life                                  Assistant General Counsel
                                Insurance Company

                                American Express Corporation                              Vice President

                                American Express Financial                                Vice President and
                                Advisors Inc.                                             Assistant General Counsel

                                IDS Life Insurance Company                                General Counsel

                                IDS Life Insurance Company   20 Madison Ave. Extension    Assistant General Counsel
                                of New York                  Albany, NY 12205-0555

                                American Partners                                         General Counsel
                                Life Insurance Company

Lisa Reitsma
Vice President - Finance
Emerging Technologies

Mark A. Riordan                 American Express                                          Vice President - Finance
Vice President - Finance        Financial Advisors Inc.                                   Emerging Technologies
Emerging Technologies

ReBecca K. Roloff               American Express Financial                                Senior Vice President - GFS
Senior Vice President -         Advisors Inc.
GFS

Andrew C. Schell                American Express Financial                                Vice President - Strategy
Vice President - Strategy       Advisors Inc.                                             and Planning
and Planning

Mark E. Schwarzmann             American Enterprise Life                                  Director, Chairman of the Board and
Vice President - Insurance      Insurance Company                                         Chief Executive Officer
and Annuities
                                American Express Financial                                Senior Vice President - Insurance
                                Advisors Inc.                                             and Annuities

                                American Partners Life                                    Director, Chairman of the Board and
                                Insurance Company                                         Chief Executive Officer

                                IDS Life Insurance Company                                Director, Chairman of the Board and
                                                                                          Chief Executive Officer

Gary A. Scott                   American Express                                          Vice President - Client Acquisition
Vice President -                Financial Advisors Inc.                                   Marketing and Services
Client Acquisition
Marketing and Services

Kim M. Sharan
Senior Vice President
and Chief Marketing Officer

Jacqueline M. Sinjem            American Express Financial                                Vice President - Plan Sponsor
Vice President - Plan           Advisors Inc.                                             Services
Sponsor Services
                                American Express Trust                                    Vice President
                                Company

Peter L. Slattery               Advisory Select LLC                                       President and Chief Operating
Vice President - Marketing                                                                Officer
Officer Development
                                American Express Asset                                    Senior Vice President
                                Management Group Inc.

                                IDS Futures Brokerage                                     General Manager and Director
                                Group

                                IDS Futures Corporation                                   Vice President and Treasurer

Bridget M. Sperl                American Enterprise                                       Director, President and Chief
Senior Vice President -         Investment Services Inc.                                  Executive Officer
Client Service
Organization                    American Express Client                                   Director, Chairman of the Board;
                                Service Corporation                                       President and Chief Executive Officer

                                American Express Financial                                Senior Vice President -
                                Advisors Inc.                                             Client Service Organization

                                IDS Life Insurance Company                                Executive Vice President -
                                                                                          Client Service

                                IDS Property Casualty                                     Director
                                Insurance Company


Lisa A. Steffes                 American Express Financial                                Vice President - Marketing
Vice President - Marketing      Advisors Inc.                                             Officer Development
Officer Development
                                AMEX Assurance Company                                    Director

                                IDS Property Casualty        1 WEG Blvd.                  Director
                                Insurance Company            DePere, WI 54115

David K. Stewart                American Centurion Life                                   Vice President and Controller
Vice President -                Assurance Company
AEFA Controller
and Treasurer                   American Enterprise                                       Treasurer
                                Investment Services Inc.

                                American Enterprise Life                                  Vice President and Controller
                                Insurance Company

                                American Express                                          Vice President - AEFA Controller
                                Financial Advisors Inc.                                   and Treasurer

                                American Partners Life                                    Vice President and Controller
                                Insurance Company

                                IDS Life Insurance                                        Vice President and Controller
                                Company

                                IDS Life Insurance                                        Vice President and Controller
                                Company of New York

Caroline Stockdale-Boon         American Express                                          Senior Vice President -
Senior Vice President -         Financial Advisors Inc.                                   Human Resources
Human Resources

Jeffrey J. Stremcha             American Express Financial                                Vice President - Technologies I
Vice President -                Advisors Inc.
Technologies I

John T. Sweeney                 American Enterprise Investment                            Chief Financial Officer
Vice President - Lead           Services, Inc.
Financial Officer -
Products Group                  American Express Financial                                Chief Financial Officer, Vice President,
                                Advisors Inc.                                             Lead Financial Officer - Banking,
                                                                                          Brokerage and Managed Products

                                AMEX Assurance Company                                    Director

                                IDS Cable Corporation                                     Director

                                IDS Cable II Corporation                                  Director

                                IDS Partnership                                           Director
                                Services Corporation

                                IDS Property Casualty                                     Director
                                Insurance Company

                                IDS Realty Corporation                                    Director

William F. "Ted" Truscott       Advisory Capital Strategies                               Director
Senior Vice President and       Group Inc.
Chief Investment Officer
                                American Express Asset                                    Director and Chairman of the Board,
                                Management Group Inc.                                     Chief Investment Officer

                                American Express Asset                                    Director
                                Management International Inc.

                                American Express Financial                                Senior Vice President and
                                Advisors Inc.                                             Chief Investment Officer

                                IDS Capital Holdings Inc.                                 Director and President

                                Kenwood Capital Management LLC                            Manager

                                Northwinds Marketing Group LLC                            Manager

George F. Tsafaridis            American Express                                          Vice President - Quality & Service
Vice President -                Financial Advisors Inc.                                   Support
Quality & Service Support

Ramanathan Venkataramana        American Express Financial                                Vice President - Technologies III
Vice President -                Advisors Inc.
Technologies III

Peter S. Velardi                American Express                                          Senior Vice President - Field Management
Senior Vice President -         Financial Advisors Inc.
Field Management

Andrew O. Washburn              American Express                                          Vice President - Mutual Fund Marketing
Vice President -                Financial Advisors Inc.
Mutual Fund Marketing

Beth E. Weimer                  American Express Financial                                Vice President and Chief
Vice President and              Advisors Inc.                                             Compliance Officer
Chief Compliance Officer
                                American Enterprise                                       Chief Compliance Officer
                                Investment Services Inc.

                                American Express Asset                                    Chief Compliance Officer
                                Management Group Inc.

                                American Express Asset                                    Chief Compliance Officer
                                Management International Inc.

                                American Express Client                                   Chief Compliance Officer
                                Service Corporation

                                IDS Life Insurance Company                                Chief Compliance Officer

Jeffery A. Williams             American Express Financial                                Senior Vice President -
Senior Vice President -         Advisors Inc.                                             Cross-Sell/Strategic
Cross-Sell/Strategic                                                                      Management
Management

William J. Williams             American Express                                          Senior Vice President - Field Management
Senior Vice President -         Financial Advisors Inc.
Field Management

Dianne L. Wilson                American Express                                          Vice President - Insurance Operations
Vice President -                Financial Advisors Inc.
Insurance Operations
                                Amex Assurance Company                                    Director and Senior Vice President

                                American Express Property                                 Vice President
                                Casualty Insurance Agency
                                of Kentucky Inc.

                                American Express Property                                 Vice President
                                Casualty Insurance Agency
                                of Maryland Inc.

                                American Express Property                                 Vice President
                                Casualty Insurance Agency
                                of Pennsylvania Inc.

                                AMEX Assurance Company                                    Director and Senior Vice President

                                IDS Property Casualty Company                             Director and Senior Vice President

Michael D. Wolf                 American Express Asset                                    Executive Vice President
Vice President and Senior       Management Group Inc.
Portfolio Manager
                                American Express Financial                                Vice President and Equity
                                Advisors Inc.                                             Senior Portfolio Manager

Michael R. Woodward             American Express Financial                                Senior Vice President -
Senior Vice President -         Advisors Inc.                                             Field Management
Field Management
                                American Centurion Life      20 Madison Ave. Extension    Director
                                Assurance Company            Albany, NY 12205-0555

                                IDS Life Insurance Company   P.O. Box 5144                Director
                                of New York                  Albany, NY 12205

* Unless otherwise noted, address is 70100 AXP Financial Center, Minneapolis, MN 55474.

Item 26. Principal Underwriters.

(a) American Express Financial Advisors acts as principal underwriter for the following investment companies:

          AXP California  Tax-Exempt  Trust;  AXP Dimensions  Series,  Inc.; AXP
          Discovery  Series,  Inc.;  AXP Equity  Series,  Inc.; AXP Fixed Income
          Series,  Inc.; AXP Global Series,  Inc.; AXP Government Income Series,
          Inc.; AXP Growth Series, Inc.; AXP High Yield Income Series, Inc.; AXP
          High Yield  Tax-Exempt  Series,  Inc.;  AXP Income  Series,  Inc.; AXP
          International  Series,  Inc.; AXP Investment Series, Inc.; AXP Managed
          Series,  Inc.;  AXP Market  Advantage  Series,  Inc.; AXP Money Market
          Series,  Inc.; AXP Partners Series,  Inc.; AXP Partners  International
          Series,  Inc.; AXP Progressive Series,  Inc.; AXP Sector Series, Inc.;
          AXP Selected Series,  Inc.; AXP Special  Tax-Exempt  Series Trust; AXP
          Stock Series,  Inc.; AXP Strategy Series, Inc.; AXP Tax-Exempt Series,
          Inc.; AXP Tax-Free Money Series, Inc.; Growth Trust; Growth and Income
          Trust;  Income Trust;  Tax-Free  Income Trust;  World Trust;  American
          Express Certificate Company; Advisory Hedged Opportunity Fund.

(b)      As to each director, officer or partner of the principal underwriter:

         Name and Principal                             Position and Offices with              Offices with Registrant
         Business Address*                              Underwriter

         Gumer C. Alvero                                Vice President - General               None
                                                        Manager Annuities

         Ward D. Armstrong                              Senior Vice President -                None
                                                        Retirement Services and
                                                        Asset Management Group

         John M. Baker                                  Vice President - Chief                 None
                                                        Client Service Officer

         Dudley Barksdale                               Vice President - Service               None
                                                        Development

         Timothy V. Bechtold                            Vice President -                       None
                                                        Insurance Products

         Arthur H. Berman                               Senior Vice President                  None

         Walter S. Berman                               Director and Senior Vice President     None

         Robert C. Bloomer                              Vice President - Technologies III      None

         Leslie H. Bodell                               Vice President - Technologies I        None

         Rob Bohli                                      Group Vice President -                 None
         10375 Richmond Avenue #600                     South Texas
         Houston, TX  77042

         Walter K. Booker                               Group Vice President -                 None
         61 South Paramus Road                          New Jersey
         Mack-Cali Office Center IV,
         3rd Floor
         Paramus, NJ  07652

         Bruce J. Bordelon                              Group Vice President -                 None
         1333 N. California Blvd.,                      Northern California
         Suite 200
         Walnut Creek, CA  94596

         Randy L. Boser                                 Vice President - Mutual Fund           None
                                                        Business Development

         Kenneth J. Ciak                                Vice President and                     None
         IDS Property Casualty                          General Manager - IDS
         1400 Lombardi Avenue                           Property Casualty
         Green Bay, WI  54304

         Paul A. Connolly                               Vice President - RL HR/US Retail       None

         James M. Cracchiolo                            Director, President, Chairman of       None
                                                        the Board and Chief Executive
                                                        Officer

         Colleen Curran                                 Vice President and                     None
                                                        Assistant General Counsel

         Luz Maria Davis                                Vice President - Employee              None
                                                        Communications

         Arthur E. DeLorenzo                            Group Vice President -                 None
         4 Atrium Drive, #100                           Upstate New York/Vermont
         Albany, NY  12205

         Scott M. DiGiammarino                          Group Vice President -                 None
         Suite 500, 8045 Leesburg                       Washington D.C./Baltimore
         Pike
         Vienna, VA  22182

         Paul James Dolan                               Vice President - CAO Product Sales

         Kenneth Dykman                                 Group Vice President -                 None
         6000 28th Street South East                    Greater Michigan
         Suite 200
         Grand Rapids, MI  49546

         William V. Elliot                              Vice President - Financial             None
                                                        Planning and Advice

         Benjamin R. Field                              Vice President - Finanace              None
                                                        Education and Planning Services

         Gordon M. Fines                                Vice President - Senior                None
                                                        Portfolio Manager I

         Giunero Floro                                  Vice President - Creative              None
                                                        Services

         Terrence J. Flynn                              Vice President - Brokerage             None
                                                        Clearing Operations

         Jeffrey P. Fox                                 Vice President - Investment            Treasurer
                                                        Accounting

         Barbara H. Fraser                              Executive Vice President -             None
                                                        AEFA Products and Corporate
                                                        Marketing

         Peter A. Gallus                                Vice President - CAO - AEFA            None
                                                        Investment Management

         Gary W. Gassmann                               Group Vice President -                 None
         2677 Central Park Boulevard                    Detroit Metro
         Suite 350
         Southfield, MN  48076

         Diana T. Gossett                               Group Vice President -                 None
                                                        Great Plains

         John C. Greiber                                Group Vice President -                 None
                                                        Minnesota/Iowa

         Steven Guida                                   Vice President -                       None
                                                        New Business and Service

         Teresa A. Hanratty                             Senior Vice President -                None
         Suites 6&7                                     Field Management
         169 South River Road
         Bedford, NH  03110

         Lorraine R. Hart                               Vice President - Fixed Income          None
                                                        Investments Administration
                                                        Officer

         Janis K. Heaney                                Vice President -                       None
                                                        Incentive Management

         Brian M. Heath                                 Senior Vice President -                None
         Suite 150                                      Advisor Group
         801 E. Campbell Road
         Richardson, TX  75081

         Jon E. Hjelm                                   Group Vice President -                 None
         655 Metro Place South                          Ohio Valley
         Suite 570
         Dublin, OH  43017

         David X. Hockenberry                           Group Vice President -                 None
         830 Crescent Centre Drive                      Mid South
         Suite 490
         Franklin, TN  37067-7217

         Carol A. Holton                                Vice President - Third                 None
                                                        Party Distribution

         Debra A. Hutchinson                            Vice President - Technologies I        None

         Diana R. Iannarone                             Group Vice President -                 None
         3030 N.W. Expressway                           Great Plains
         Suite 900
         Oklahoma City, OK  73112

         Theodore M. Jenkin                             Group Vice President -                 None
         6000 Freedom Square Drive                      Steel Cities
         Suite 300
         Cleveland, OH  44131

         James M. Jensen                                Vice President -                       None
                                                        Compensation and Licensing
                                                        Services

         Jody M. Johnson                                Group Vice President -                 None
                                                        Twin Cities Metro

         Paul R. Johnston                               Secretary

         Nancy E. Jones                                 Vice President - Advisor               None
                                                        Marketing

         William A. Jones                               Vice President - Technologies III      None

         John C. Junek                                  Senior Vice President and              None
                                                        General Counsel

         Ora J. Kaine                                   Vice President -                       None
                                                        Retail Distribution Services

         Michelle M. Keeley                             Senior Vice President -                None
                                                        Fixed Income

         Raymond G. Kelly                               Group Vice President -                 None
         Suite 250                                      Northern Texas
         801 East Campbell Road
         Richardson, TX  75081

         Claire Kolmodin                                Vice President - Strategic             None
                                                        Initiatives

         Christopher J. Kopka                           Money Laundering Prevention            Non
                                                        Officer

         Mitre Kutanovski                               Group Vice President -                 None
         125 South Wacker Drive                         Chicago Metro
         Suite 1550
         Chicago, IL  60606

         Lori J. Larson                                 Vice President - Advisor               None
                                                        Field Force Growth and
                                                        Retention

         Daniel E. Laufenberg                           Vice President and Chief               None
                                                        U.S. Economist

         Jane W. Lee                                    Vice President - General               None
                                                        Manager Platinum Financial
                                                        Services

         Catherine M. Libbe                             Vice President - Marketing             None
                                                        & Product Retirement Services

         Diane D. Lyngstad                              Vice President - Comp and              None
                                                        Licensing Services

         Thomas A. Mahowald                             Vice President - Equity Research       None

         Timothy J. Masek                               Vice President -                       None
                                                        Fixed Income Research

         Mark T. McGannon                               Vice President and General             None
                                                        Manager - Products Sales

         Brian J. McGrane                               Vice President and LFO                 None
                                                        Officer - Finance

         Dean O. McGill                                 Group Vice President -                 None
         11835 W. Olympic Blvd                          Los Angeles Metro
         Suite 900 East
         Los Angeles, CA  90064

         Sarah M. McKenzie                              Vice President - Managed and           None
                                                        Brokerage Products

         Penny J. Meier                                 Vice President - Business              None
                                                        Transformation/Six Sigma

         Paula R. Meyer                                 Senior Vice President and              President
                                                        General Manager - Mutual Funds

         Holly Morris                                   Senior Vice President -                None
                                                        Technologies

         Rebecca Nash                                   Vice President - Service               Non
                                                        Operations

         Roger Natarajan                                Vice President - Finance               None

         Thomas V. Nicolosi                             Group Vice President -                 None
         Suite 220                                      New York Metro Area
         500 Mamaroneck Ave.
         Harrison, NY  10528

         Patrick H. O'Connell                           Group Vice President -                 None
         Commerce Center One                            Southern New England
         333 East River
         Hartford, CT  06108-4200

         Francois B. Odouard                            Vice President - Brokerage             None

         Michael J. O'Keefe                             Vice President -                       None
                                                        Advisory Business Systems

         Geoffery Oprandy                               Group Vice President - Southwest       None
         11811 N. Tatum Blvd. Suite 1030
         Phoenix, AZ  85028

         Kristi L. Petersen                             Vice President - ONE Account           None
                                                        and Cash

         John G. Poole                                  Group Vice President -                 None
         14755 North Outer Forty Road                   Gateway/Springfield
         Suite 500
         Chesterfield, MO  63017

         Larry M. Post                                  Group Vice President -                 None
         2 Constitution Plaza                           New England
         Charlestown, MA  02129

         Teresa J. Rasmussen                            Vice President and                     None
                                                        Assistant General Counsel


         Michael J. Rearden                             Group Vice President -                 None
         1800 S. Pine Island Road, Suite 510            Southern Florida
         Plantation, FL  33324

         Ralph D. Richardson III                        Group Vice President -                 None
         Suite 800                                      Carolinas
         Arboretum Plaza One
         9442 Capital of Texas
         Hyw. N.
         Austin, TX  78759

         Mark A. Riordan                                Vice President - Finance               None
                                                        Emerging Technologies

         ReBecca K. Roloff                              Senior Vice President -                None
                                                        GFS

         Maximillian G. Roth                            Group Vice President -                 None
         1400 Lombardi Avenue                           Wisconsin/Upper Michigan
         Suite 202
         Green Bay, WI  54304

         Russell L. Scalfano                            Group Vice President -                 None
         Suite 201                                      Illinois/Indiana/Kentucky
         101 Plaza East Blvd.
         Evansville, IN  47715

         Andrew C. Schell                               Vice President - Strategy              None
                                                        and Planning

         Mark E. Schwarzmann                            Senior Vice President -                None
                                                        Insurance and Annuities

         Gary A. Scott                                  Vice President - Client                None
                                                        Acquisition Marketing  and
                                                        Services

         Jacqueline M. Sinjem                           Vice President - Plan                  None
                                                        Sponsor Services

         Albert L. Soule                                Group Vice President -                 None
         6925 Union Park Center                         Western Frontier
         Suite 200
         Midvale, UT  84047

         Bridget M. Sperl                               Senior Vice President -                None
                                                        Client Service Organization

         Paul J. Stanislaw                              Group Vice President -                 None
         Suite 1100                                     Southern California/Hawaii
         Two Park Plaza
         Irvine, CA  92614

         Lisa A. Steffes                                Vice President -                       None
                                                        Marketing Officer
                                                        Development

         David K. Stewart                               Vice President - AEFA Controller       None
                                                        and Treasurer

         Caroline Stockdale-Boon                        Senior Vice President -                None
                                                        Human Resources

         Jeffrey J. Stremcha                            Vice President - Technologies I        None

         John T. Sweeney                                Chief Financial Officer,               None
                                                        Vice President, Lead Financial
                                                        Officer - Banking, Brokerage and
                                                        Managed Products

         Joe Sweeney                                    Senior Vice President,                 None
                                                        General Manager - U.S. Brokerage
                                                        and Membership Banking

         Craig P. Taucher                               Group Vice President -                 None
         Suite 150                                      Georgia/North Florida
         4190 Belfort Rd.
         Jackonville, FL  32216

         Neil G. Taylor                                 Group Vice President -                 None
         188 106th Avenue NE                            Pacific Northwest
         Suite 640
         Bellevue, WA  98004-5902

         William F. "Ted" Truscott                      Senior Vice President and              Board member and
                                                        Chief Investment Officer               Vice President

         George F. Tsafaridis                           Vice President - Quality &             None
                                                        Service Support

         Janet M. Vandenbark                            Group Vice President -                 None
         3951 Westerre Parkway, Suite 250               Virginia
         Richmond, VA 23233

         Ramanathan Venkataramanan                      Vice President - Technologies III      None

         Peter S. Velardi                               Senior Vice President -                None
                                                        Field Management

         Andrew O. Washburn                             Vice President -                       None
                                                        Mutual Fund Marketing

         Donald F. Weaver                               Group Vice President -                 None
         3500 Market Street,                            Eastern Pennsylvania/
         Suite 200                                      Delaware
         Camp Hill, PA  17011

         Beth E. Weimer                                 Vice President and                     None
                                                        Chief Compliance Officer

         Phil Wentzel                                   Vice President - Finance               None

         Jeffrey A. Williams                            Senior Vice President -                None
                                                        Cross-Sell/Strategic
                                                        Management

         William J. Williams                            Senior Vice President -                None
                                                        Field Management

         Dianne L. Wilson                               Vice President - Insurance             None
                                                        Operations

         Gayle W. Winfree                               Group Vice President -                 None
         1 Galleria Blvd. Suite 1900                    Delta States
         Metairie, LA  70001

         Michael D. Wolf                                Vice President - Equity Senior         None
                                                        Portfolio Manager

         Abraham L. Wons                                Vice President - Investments Risk      None
                                                        Management

         Michael R. Woodward                            Senior Vice President -                None
         32 Ellicott St                                 Field Management
         Suite 100
         Batavia, NY  14020


* Business address is: 70100 AXP Financial Center, Minneapolis, MN 55474 unless otherwise noted.

Item 26 (c).   Not Applicable.

Item 27.       Location of Accounts and Records

               American Express Financial Corporation
               70100 AXP Financial Center
               Minneapolis, MN  55474

Item 28.       Management Services

               Not Applicable.

Item 29.       Undertakings

               Not Applicable.

                              SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant, AXP Partners International Series, Inc., certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Minneapolis, and the State of Minnesota on the 21st day of December, 2004.

AXP PARTNERS INTERNATIONAL SERIES, INC.


By /s/ Paula R. Meyer
   ------------------
       Paula R. Meyer, President


By /s/ Jeffrey P. Fox
   ------------------------
       Jeffrey P. Fox, Treasurer


Pursuant to the requirements of the Securities Act, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on the 21st day of December, 2004.


Signature                                            Capacity


/s/  Arne H. Carlson*                                Chair of the Board
---------------------
     Arne H. Carlson

/s/  Philip J. Carroll, Jr.*                         Director
---------------------------
     Philip J. Carroll, Jr.

/s/  Livio D. DeSimone*                              Director
-----------------------
     Livio D. DeSimone

/s/  Patricia M. Flynn*                              Director
-------------------------
     Patricia M. Flynn

/s/  Anne P. Jones*                                  Director
-------------------
     Anne P. Jones

/s/  Stephen R. Lewis, Jr.*                          Director
-----------------------------
     Stephen R. Lewis, Jr.

/s/  Catherine James Paglia*                         Director
--------------------------------
     Catherine James Paglia

/s/  Alan K. Simpson*                                Director
---------------------
     Alan K. Simpson

/s/  Alison Taunton-Rigby*                           Director
---------------------------
     Alison Taunton-Rigby

/s/  William F. Truscott*                            Director
-------------------------
     William F. Truscott


* Signed pursuant to Directors' Power of Attorney, dated Nov. 11, 2004, filed electronically herewith as Exhibit (q)(1), by:



/s/  Leslie L. Ogg
---------------------
     Leslie L. Ogg

Contents of this Post-Effective Amendment No. 11 to Registration Statement No. 333-64010

This Post-Effective Amendment comprises the following papers and documents:

The facing sheet.

Part A.

     The prospectuses for:
         AXP Partners International Aggressive Growth Fund.
         Class I prospectus supplement for AXP Partners International
         Aggressive Growth Fund.
         AXP Partners International Core Fund.
         Class I prospectus supplement for AXP Partners International Core Fund. AXP Partners International Select Value Fund.
         Class I prospectus supplement for AXP Partners International Select Value Fund.
         AXP Partners International Small Cap Fund.
         Class I prospectus supplement for AXP Partners International Small Cap Fund.
Part B.

     Statement of Additional Information for:
         AXP Partners International Aggressive Growth Fund.
         AXP Partners International Core Fund.
         AXP Partners International Select Value Fund.
         AXP Partners International Small Cap Fund.

     Financial Statements.

Part C.

     Other information.

The signatures.